UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

pSivida Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This document is important and requires your immediate attention. You should read this document in its entirety before you decide whether to vote in favour of the Scheme. If you are in doubt as to what you should do, you should consult your legal, financial or other professional adviser.

INFORMATION MEMORANDUM

2 May 2008

pSivida Limited

ABN 78 009 232 026

Information Memorandum for a recommended scheme of

arrangement between pSivida Limited and the holders of ordinary shares in pSivida

Limited in relation to the
proposed reincorporation of pSivida Limited.

Scheme Meeting to be held on 6 June 2008

Your directors unanimously recommend that you vote in favour of the proposed reincorporation.

The
Independent Expert has concluded that the Scheme is in the best interests of Shareholders.

This Information Memorandum comprises:

(a)
the explanatory statement in relation to the Scheme;

(b)
the information memorandum for the listing of New pSivida, Inc. on ASX;

(c)
the notice of meeting regarding the Scheme, to be held on 6 June 2008;

(d)
the explanatory statement in relation to the EGM; and

(e)
the notice of meeting regarding the EGM, to be held on 6 June 2008.

IMPORTANT NOTICES/DISCLAIMERS

Date of Information Memorandum

This Information Memorandum is dated 2 May 2008. Copies of this Information Memorandum and proxy forms were sent to Shareholders on that date.

Purpose of Information Memorandum

This
Information Memorandum’s purpose is to provide Shareholders with an explanation of the terms of the Scheme and the proposed manner of its implementation, together with other information material to the decision whether to approve the Scheme.
Shareholders will be asked to consider a resolution approving the Scheme at the Scheme Meeting.

This Information Memorandum provides
information to Shareholders in relation to the EGM to approve the New pSivida ESOP.

This Information Memorandum contains the explanatory
statement under Part 5.1 of the Corporations Act in relation to the Scheme. This Information Memorandum is also the information memorandum for the listing of New pSivida on ASX and for CDIs in respect of New pSivida Shares to be granted official quotation on the financial market operated by ASX.

Under US law, this Information Memorandum is also a solicitation by the Board, the cost of which is being borne by the Company. The Company’s directors, officers and employees also may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive any additional or special compensation for their solicitation services.

This Information Memorandum is not a disclosure document required by Chapter 6D of the Corporations Act. Section 708(17) provides that Chapter 6D of the Corporations Act does not apply in relation to arrangements under Part 5.1 of the Corporations Act approved at a meeting held as a result of an order under section 411(1).
Instead, shareholders asked to vote on an arrangement at such a meeting must be provided with an explanatory statement, such as the explanatory statement referred to above and included in this Information Memorandum.

This Information Memorandum is prepared in accordance with Australian and US disclosure requirements and accounting standards. These requirements and standards may differ from those in other countries.

Role of the Court

The Court has ordered the convening of the Scheme Meeting pursuant to section 411(1) of the Corporations Act. The convening of the Scheme Meeting by the Court does not constitute endorsement by the Court of the
Scheme, or any expression of opinion by the Court on the Scheme.

If Shareholders approve the Scheme at the Scheme Meeting, the Court will be asked to approve the Scheme at the Second Court Hearing. The Second Court Date is currently scheduled for 10 June 2008. Any change to this date will be announced through ASX and notified on the Company’s website.

Role of ASIC and ASX

A copy of this Information
Memorandum has been given to ASIC pursuant to section 411(2) of the Corporations Act, and has been registered with ASIC pursuant to section 412(6) of the Corporations Act. ASIC has been requested to provide a statement, in accordance with section
411(17)(b) of the Corporations Act, that ASIC has no objection to the Scheme. If ASIC provides this statement, then the statement will be produced to the Court at the time of the Second Court Date. Neither ASIC nor any of its officers takes any responsibility for the contents of this Information Memorandum.

i

A copy of this Information Memorandum has been lodged with ASX. Neither ASX nor any of its officers takes any responsibility for the contents of this Information Memorandum.

Notice to Shareholders Resident in France

English: Pursuant to Article 211-4 of the general regulations of the Securities Authority (Règlement général de
l’Autorité des marchés financiers), we hereby inform you that no prospectus relating to the offering described above has been submitted to the Securities Authority for their review. The persons or entities mentioned in Article
L411-2(II)(4°) of the Code monétaire et financier can participate in this offering only for their own account under the conditions set forth in Articles D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 and D.764-1 of the Code
monétaire et financier. The securities thereby acquired can only be sold to the public, directly or indirectly, in conformity with the conditions set forth in Articles L.411-1, L.411-2, L.412-1 and L.621-8 to L.621-8-3 of the Code
monétaire et financier.

Français: Conformément à l’article 211-4 du Règlement
général de l’Autorité des marchés financiers, vous êtes informés que l’offre décrite ci-dessus n’a pas donné lieu à un prospectus soumis au visa de l’Autorité
des marchés financiers. Les personnes ou entités mentionnées au 4° du II de l’article L.411-2 du Code monétaire et financier ne peuvent participer à cette opération que pour compte propre dans les conditions fixées par les articles D.411-1, D.411-2, D.734-1, D.744-1, D.754-1 et D.764-1 du Code monétaire et financier. La diffusion, directe ou indirecte, dans le public des instruments financiers ainsi acquis ne peut être
réalisée que dans les conditions prévues aux articles L.411-1, L.411-2, L.412-1 et L.621-8 à L.621-8-3 du Code monétaire et financier.

Notice to Shareholders Resident in Singapore

Where this Information Memorandum is received in, or
made to a person resident in, Singapore, (i) each Shareholder represents and warrants to the Company and New pSivida that, as at the date of this Information Memorandum, he or she is a person falling within either section 273 (“Offers made in certain circumstances”), section 274 (“Offers made to institutional investors”) or section 275 (“Offer made to accredited investors and certain other persons”) of the Securities and Futures Act (Chapter 289) of Singapore
(“SFA”); and (ii) each Shareholder represents and undertakes to the Company and New pSivida that neither this document nor any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of New pSivida Shares will be distributed or circulated by him or her, nor will the New pSivida Shares be offered or sold, or made the subject of an invitation for subscription or purchase, whether directly or indirectly, in Singapore, other than pursuant to and in accordance with an exemption under Subdivision (4) of Division 1 of Part XIII (other than section 280), or other applicable division, of the SFA and to persons to whom the New pSivida Shares may be offered or sold under any such exemption.

Notice to Shareholders Resident in the United States

The New pSivida Shares to be issued pursuant to the Scheme have not been, and will not be, registered under the US Securities Act or the securities laws of any other state in the United States. The New pSivida Shares to be issued pursuant to the Scheme will be issued in reliance on the exemption from US Securities Act registration requirements provided in Section 3(a)(10) of the US Securities
Act based on the Court’s approval of the Scheme, and will not be “restricted securities” within the meaning of the US Securities Act, except for New pSivida Shares held by affiliates of New pSivida at the time of issuance.

The New pSivida Shares to be issued pursuant to the Scheme have not been approved or disapproved by the SEC, or by any other securities regulatory authority of any state of the United States or of any international jurisdiction. Neither the SEC nor any other securities regulatory authority has approved or disapproved the New pSivida Shares or the adequacy or accuracy of this Information
Memorandum. Any representation to the contrary is a criminal offence under applicable US law.

Notice to Shareholders Resident in Jurisdictions Outside Australia, Canada, France, Germany, Hong Kong, Ireland,
Jersey, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the United States

Investigating and complying with
the potential securities law restrictions in every country in which the Company has Shareholders could be prohibitively costly. Therefore, Shareholders whose addresses recorded in the Share Register are outside of Australia, Canada, France, Germany,
Hong Kong, Ireland, Jersey, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the United States will not receive CDIs or New pSivida Shares under the Scheme, unless New pSivida is satisfied, before the Record Date and without being obliged to conduct any investigations into the matter, that such Shareholders lawfully can be issued CDIs or New pSivida Shares pursuant to the Scheme. Instead, such Ineligible Foreign Shareholders will receive the cash proceeds from the sale of their entitlements, net of any brokerage, taxes or other costs of sale (such amounts to be paid in AUD). The Nominee will receive CDIs on behalf of Ineligible Foreign Shareholders for sale and distribution of net proceeds to Ineligible Foreign
Shareholders. As at 28 February 2008, Shares held by Ineligible Foreign Shareholders accounted for less than 0.1% of the Shares outstanding.

No
Investment Advice

This Information Memorandum (other than the Independent Expert’s Report) does not constitute financial product advice, and should not be relied upon as the basis for any investment decision in relation to the Scheme. Before making any investment decision in relation to the Scheme, you should consider, with or without the assistance of a professional adviser, whether that decision is appropriate in light of your particular investment needs, objectives and circumstances. If you have any doubt about what you should do, you should seek independent financial and tax advice before making any investment decision in relation to your Shares.

This Information Memorandum does not take into account your individual investment objectives, financial situation and needs. The information in this document should not be relied upon as the basis for any investment decision in relation to your Shares.

Responsibility Statement

The information contained in this Information Memorandum has been prepared by the Company and is the sole responsibility of the Company other than:

(a)
the Independent Expert’s Report in relation to the Reincorporation (further discussed in section 4.3 and section 8 and set out in full in Annexure H of this Information
Memorandum), which has been prepared by Pitcher Partners Corporate Pty Ltd, who take responsibility for that section;

(b)
the Australian tax consequences of the Reincorporation set forth in section 9.1 of this Information Memorandum, which is based on factual information provided by the Company and which has been prepared by Blake Dawson, who take responsibility for statements of law made, and the legal conclusions expressed, in that section; and

(c)
the US tax consequences of the Reincorporation set forth in section 9.2 of this Information Memorandum, which is based on factual information provided by the Company and which has been prepared by Ropes & Gray LLP, who takes responsibility for the statements of law made, and the legal conclusions expressed, in that section.

The information contained in this Information Memorandum for which Blake Dawson or Ropes & Gray LLP is responsible does not constitute “financial product advice” within the meaning of the
Corporations Act. Neither the Blake Dawson partnership nor Ropes & Gray LLP which is providing this advice is licensed to provide financial product advice under the Corporations Act. To the extent that this Information Memorandum contains any information about a “financial product” within the meaning of the Corporations Act, taxation is only one of the matters that must be considered when making a decision about the relevant financial product. The material for which Blake
Dawson or Ropes & Gray LLP is responsible does not take into account your individual investment objectives, financial situation or needs. Before making any investment decision in relation to the

Scheme, you should consider, with or without the assistance of a professional adviser, whether that decision is appropriate in light of your particular investment needs, objectives and circumstances. If you are in any doubt about what you should do, you should seek independent financial and tax advice before making any investment decision in relation to your Shares.

Neither the Company nor any of its Directors, officers or advisers (other than as referred to above) assumes any responsibility for the accuracy or completeness of any of the information in the Independent Expert’s Report or taxation advice referred to above.

Forward Looking Statements

Certain statements in this Information Memorandum are about the future. Such forward looking statements involve a number of risks (both known and unknown), uncertainties and assumptions. Such forward looking statements may inaccurately predict the results, performance or achievements of the Company or New pSivida. Forward looking statements generally may be identified by the use of words such as “believe”, “aim”, “expect”, “anticipate”, “intend”, “foresee”, “likely”, “should”, “planned”, “may”, “estimate”,
“potential” or other similar words.

The operations and financial performance of the Company and New pSivida are subject to various risks and uncertainties that may be beyond the control of the Company and New pSivida. As a result, the anticipated results of operations and earnings of the Company and New pSivida following the Reincorporation, as well as the anticipated advantages of the Reincorporation, may differ significantly from those that are actually achieved in respect of timing, amount or nature, and may never be achieved.

The following are some of the factors that could cause actual results to differ materially from the forward looking statements: the scheme of arrangement for reincorporation of the Company, including whether or not it is implemented; the achievement of milestones and other contingent contractual payment events; failure to prove efficacy for
BrachySilTM; inability to raise capital; continued losses and lack of profitability; inability to develop or obtain regulatory approval for new products; inability to protect intellectual property or infringement of others’ intellectual property; inability to obtain partners to develop and market products; termination of license agreements; competition; inability to pay any registration penalties; costs of international business operations; manufacturing problems; insufficient third-party reimbursement for products; failure to retain key personnel; product liability; inability to manage change; failure to comply with laws; failure to achieve and maintain effective internal control over financial reporting; amortization or impairment of intangibles; issues relating to Australian incorporation; potential inability to maintain the independent auditor; potential delisting from ASX or Nasdaq; possible dilution through exercise of outstanding warrants and stock options or future stock issuances; potential restrictions from capital raises; possible influence by Pfizer; and other factors that may be described in the Company’s filings with the SEC.

None of the Company, New pSivida, their respective directors, officers and advisers, or any other person gives any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward looking statements in this Information Memorandum will actually occur. You, therefore, should not rely on these forward looking statements.

The forward looking statements in this Information Memorandum reflect the current views held by the Board as at the date of this Information Memorandum, unless otherwise stated. Subject to the Corporations Act, the ASX Listing Rules and other applicable law, the Company and New pSivida do not undertake to publicly update or revise any such statements after the date of this Information Memorandum, even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realised.

In particular, none of the Company, New pSivida or their respective directors, officers and advisers is responsible for any forward looking statement contained in the Independent Expert’s Report.

No Offer Where Unlawful

This Information Memorandum does not constitute an offer to sell, nor an offer to buy, any securities in the Company or New pSivida in any jurisdiction in which such an offer would be illegal.

Privacy and Personal Information

The Company will
need to collect personal information to implement the Scheme. The personal information may include the names, contact details and details of the holdings of Shareholders, together with contact details of individuals appointed by Shareholders as proxies, attorneys or body corporate representatives at the Scheme Meeting.

Shareholders who are individuals, and other individuals in
respect of whom personal information is collected, have certain rights to access the personal information collected about them, and may contact the Company by email at brianl@psivida.com if they wish to exercise those rights.

The personal information collected may be disclosed to print and mail service providers, and to the Company’s advisers to the extent necessary to effect the Scheme.

If the personal information outlined above is not collected from Shareholders, the Company may be hindered in, or prevented from, conducting a Scheme Meeting or implementing the Scheme effectively, or at all.

Shareholders who appoint an individual as
their proxy, attorney or body corporate representative to vote at the Scheme Meeting should inform that individual of the matters outlined above.

You should also note that all persons are entitled, under section 173 of the Corporations Act, to inspect and copy the Share Register. This register contains personal information about the Company’s Shareholders.

Defined Terms and Interpretations

Capitalised terms
used in this Information Memorandum are defined in the Definitions and Interpretation in section 12. The Definitions and Interpretation also set out some rules of interpretation that apply to this Information Memorandum.

The documents reproduced in some of the Annexures in this Information Memorandum may also have their own defined terms, which are sometimes different from those set out in the Definitions and Interpretation.

Questions

If you have any questions about your Shares or any other matter in this Information Memorandum, please call the Company’s information line:

(a)
Australia (Toll Free): 1800 003 463

(b)
Outside Australia: +1-888-892-2088

between 9.00 am and 6.00 pm (AEST) Monday to Friday, and consult your financial, tax or other adviser without delay.

Please Read this
Information Memorandum

The contents of this document are important. You should read this document in its entirety before you decide whether to vote in favour of the resolutions to be considered at the Scheme Meeting and the EGM. If you are in doubt as to what you should do, you should consult your legal, financial or other professional adviser.

If you have any questions in relation to the Scheme Meeting, the Scheme or the EGM, please contact your legal, financial or other professional adviser.

v

IMPORTANT DATES AND TIMES

TIMETABLE

Date of the Information Memorandum

2 May 2008

Latest time and date for lodgement of completed proxy form for, and for determining eligibility to vote at, the Scheme Meeting

1.00 pm on 4 June 2008

Time and date of the Scheme Meeting

1.00 pm on 6 June 2008

Time and date of the EGM

No earlier than 1.30 pm on 6 June 2008

If the Scheme is agreed to by the Company’s Shareholders

Court hearing for approval of the Scheme

10 June 2008

Effective Date of the Scheme and last day of trading of the Shares on ASX

11 June 2008

CDIs commence trading on ASX on a deferred settlement basis

12 June 2008

New pSivida Shares commence trading on Nasdaq on a when-issued basis

11/12 June 2008

New pSivida securities commence trading on the Frankfurt Stock Exchange on a deferred settlement basis

11/12 June 2008

Record Date for determining entitlements to the Scheme Consideration

18 June 2008

Implementation Date for the Scheme

19 June 2008

Last date of deferred settlement trading on ASX

19 June 2008

CDIs commence trading on ASX on a T+3 basis (ie normal trading conditions)

20 June 2008

First settlement of deferred settlement trades on ASX

25 June 2008

All dates and times are Melbourne, Victoria times, and are indicative only. The actual timetable will depend on many factors outside the control of the Company, including the Court approval process. Any changes to the above timetable will be announced to ASX and available on its website, www.asx.com.au.

LETTER FROM THE CHAIRMAN OF THE COMPANY

pSivida Limited Level 16 190 Queen Street Melbourne VIC 3000

2 May 2008

Dear
fellow shareholders,

It is with great pleasure that I share with you the company’s proposal to “reincorporate” in the United
States, with a primary listing on the Nasdaq Stock Market and continued listings on the Australian Stock Exchange and the Frankfurt Stock Exchange. The reincorporation is designed to make our company a more attractive investment to our shareholders by increasing shareholder liquidity through the enlarged potential scope and depth of the company’s shareholders, while maintaining strong ties with our Australian investor base.

During the past thirty months, we have been implementing our previously articulated strategy of concentrating operations in the USA. As a result, we have achieved significant strategic milestones that have dramatically improved our financial and strategic position:

•

We acquired Control Delivery Systems, a US corporation, including its ophthalmic products and technologies.

•

Pfizer became our largest stockholder and collaborative partner to develop ophthalmic products.

•

  MedidurTM FA for
DME entered Phase III pivotal trials completely funded by our US collaborative partner, Alimera Sciences.

•

We reported favourable results of Phase IIa trials for BrachySilTM for pancreatic cancer and will begin a Phase IIb trial shortly.

•

We sold non-core businesses, restructured our organisation and located most of our operations in the US.

•

Through our Pfizer and revised Alimera Sciences collaborations, we have significantly strengthened our financial position.

Our proposed reincorporation is the next key step in our strategy of building a global drug delivery company. We believe the proposed reincorporation will provide the following key potential advantages for our shareholders:

•

Focus growth and development where the company has achieved its recent significant business successes.

•

Enhance US-based demand for the company’s securities.

•

Continue strong connection with the Australian investor community.

•

Reduce ongoing compliance costs.

•

Continue engagement of Deloitte Touche Tohmatsu, the company’s independent auditor.

•

Eliminate depositary fees paid by ADS holders without creating depositary fees paid by CDI holders.

Following the proposed reincorporation, directors, executive officers, assets and operations of the company are expected to remain the same and shareholders will have the same proportionate investment in the company. CDIs and shares of common stock of the new US company will be issued in exchange for ordinary shares and ADSs. However, each CDI and share of the new US company will represent
40 of our current shares or 4 of our current ADSs (as each ADS represents 10 shares).

The proposed reincorporation requires approval by shareholders and the Australian Federal Court. There is a more complete explanation of the proposed reincorporation and its potential advantages and disadvantages to shareholders in this Information Memorandum.

The Board of Directors has unanimously concluded that the proposed reincorporation is in the best interests of shareholders and has unanimously recommended a vote in favour of approval. An Australia-based independent expert engaged to evaluate the proposed reincorporation has concluded that the proposed transaction is in the best interests of shareholders. Our independent auditor also has indicated that, primarily because the company is incorporated in Australia whilst most of its assets and operations are located in the United States and because the company lost its status as a foreign private issuer under US securities laws, the independent auditor will seek to resign unless the reincorporation is approved. A meeting to approve the proposed reincorporation will be held at 1.00 pm (AEST) on 6 June 2008 at Stamford Plaza Melbourne, Edinburgh Room, Level 1 West Tower, 111 Little Collins Street, Melbourne Victoria.

Along with the reincorporation, we are also proposing a new ESOP (Employee Incentive Plan) which is in a form typical for US public companies and which provides important US tax benefits for the company that are not provided in the company’s existing ESOP. The new ESOP will be implemented and replace the current ESOP only if the proposed reincorporation is approved. The Board believes that an
ESOP is an important tool to attract, motivate and retain key employees. A meeting to approve the new ESOP will be held on 6 June 2008 at Stamford Plaza Melbourne, Edinburgh Room, Level 1 West Tower, 111 Little Collins Street, Melbourne
Victoria, at 1.30 pm, or as soon after that time as the Scheme Meeting concludes.

The Board strongly believes that it is in the best
interests of shareholders to reincorporate in the United States. I ask that you carefully consider the Board’s proposal, as described in detail in this Information Memorandum, and vote to support the next phase of our company’s strategy for success.

Yours sincerely,

Dr. David J. Mazzo Chairman pSivida Limited

All dates and times are Melbourne Victoria times and are indicative only.

PART A: EXPLANATORY STATEMENT IN RELATION TO THE SCHEME

1. OVERVIEW OF THE REINCORPORATION

This summary highlights selected information that is described in greater detail elsewhere in this Information Memorandum. This summary does not contain all of the important information contained in this Information Memorandum. Shareholders should carefully read the entire Information Memorandum, and the other documents referred to or accompanying this Information Memorandum, before making a decision to vote on the Reincorporation.

1.1
The Reincorporation

(a)
Overview

It is proposed that the Company change
its “domicile” from Western Australia, Australia to Delaware, United States whilst maintaining listings on ASX, Nasdaq and the Frankfurt Stock Exchange. This will be achieved by the Reincorporation.

If the Reincorporation is implemented, it will result in:

(i)
the transfer of all Shares by order of the Court to New pSivida, a new company incorporated in Delaware, United States, in exchange for which New pSivida will issue:

(A)
CDIs to Eligible Scheme Participants other than the ADS Depositary;

(B)
New pSivida Shares to the ADS Depositary for distribution to ADS Holders; and

(C)
CDIs to the Nominee for sale and distribution of the proceeds, net of any brokerage, taxes and other costs of sale, to Ineligible Foreign Shareholders.

As at 28 February 2008, Shares held by Ineligible Foreign Shareholders accounted for less than 0.1% of the Shares outstanding.

One CDI or New pSivida Share will be issued for every 40 Shares held by an Eligible Scheme Participant or Ineligible Foreign Shareholder at the Record
Date. Cash will be paid for any fractional shares otherwise issuable, as set out more fully in section 7.1;

(ii)
the transfer of all assets and liabilities of the Company (including the Options and the shares in Subsidiaries held by the Company) by order of the Court to New pSivida, so that the assets of the Company are transferred to, and vest in, New pSivida and the liabilities of the Company are transferred to, and become the liabilities of, New pSivida under sections 413(1)(a) and 413(2) of the Corporations Act;

(iii)
following the transfer of assets and liabilities from the Company to New pSivida, the deregistration of the Company without a winding up, by order of the Court under section
413(1)(d) of the Corporations Act;

(iv)
New pSivida listing on ASX, and CDIs trading on ASX;

(v)
New pSivida Shares listing and trading on Nasdaq; and

(vi)
New pSivida securities listing and trading on the Frankfurt Stock Exchange.

(b)
Potential Advantages of the Reincorporation

The
Board believes that the Reincorporation is an important step in enabling the Company to achieve its business objectives. Potential advantages of the Reincorporation include:

•

focus growth and development where the Company has achieved its recent business successes;

•

enhance US-based demand for the Company’s securities;

•

continue strong connection with Australian investor community;

•

reduce ongoing compliance costs;

•

continue engagement of Deloitte Touche Tohmatsu, the Company’s independent auditor; and

•

eliminate ADS Depositary fees for ADS holders without comparable fees for CDI holders.

The potential advantages of the Reincorporation are set out more fully in section 4.4. The Board believes that the potential advantages of the
Reincorporation outweigh the potential disadvantages of the Reincorporation.

Accordingly, the Board believes that the Reincorporation
is in the Company’s and the Shareholders’ best interests and unanimously recommends that Shareholders vote in favour of the resolution to approve the Reincorporation.

All Directors who hold or control the right to vote Shares intend to vote in favour of the resolution to approve the Reincorporation.

(c)
Potential Disadvantages of the Reincorporation

Before voting on the Reincorporation, the Board advises you to consider the potential disadvantages of the Reincorporation and certain other considerations, as set out more fully in sections 4.5 and 4.6. Potential disadvantages of the
Reincorporation include:

•

enforcement of applicable corporate laws for Australian resident Shareholders;

•

differences between Australian and US corporations and securities laws;

•

reduced demand for Company securities in the Australian market; and

•

potential for change in the market value of New pSivida.

(d)
The Reincorporation

The Reincorporation involves
the establishment of a new corporate structure for the Company, under which New pSivida (a new company incorporated in Delaware, United States for the purpose of the Reincorporation) will become the holder of all of the Shares and the Company will be deregistered without a winding up.

Set out below is a simple diagram illustrating the
structure of the pSivida group before and after the Reincorporation.1

Before

After

[1]

pSivida Limited also has two directly held dormant or inactive subsidiaries named pSiNutria Limited (Australia) and
pSivida UK Limited (UK), and two indirectly held dormant or inactive subsidiaries named pSiOncology Pte Limited (Singapore) and pSiNutria UK Limited (UK). pSivida Limited's interests in these subsidiaries will be transferred to New pSivida pursuant to the Reincorporation.

The Reincorporation is to be implemented by the Company through a reconstruction scheme of arrangement under Part 5.1 of the Corporations Act.

Under the Scheme, all of the Shares will be transferred to New pSivida by order of the Court. All of the assets and liabilities of the Company (including the Options and the shares held by the Company in the Subsidiaries) will be transferred by order of the Court to New pSivida, so that the assets of the Company are transferred to, and vest in,
New pSivida and the liabilities of the Company are transferred to, and become the liabilities of, New pSivida.

New pSivida will seek a
listing on ASX, and the official quotation and trading of its CDIs on ASX, a listing of New pSivida Shares on Nasdaq and a listing of New pSivida securities on the Frankfurt Stock Exchange.

The Reincorporation is conditional on Shareholder approval, approval of the Court and the satisfaction or waiver of a number of other conditions, in particular the listing of New pSivida on ASX and the listing of New pSivida Shares on Nasdaq. Refer to section 10.1(a) for further details on the conditions to implementation of the Reincorporation.

An Independent Expert’s Report on the Reincorporation has been prepared by Pitcher Partners Corporate Pty Ltd. The Independent Expert has
concluded that the Scheme is in the best interests of Shareholders. The Independent Expert’s Report is further discussed in section 4.3 and section 8 and set out in full in Annexure H of this Information Memorandum.

1.2
What Shareholders will Receive in the Reincorporation

Under the Scheme, Eligible Scheme Participants other than the ADS Depositary will receive CDIs representing New pSivida Shares. The ADS Depositary will receive New pSivida Shares for distribution to holders of ADSs. The Nominee will receive
CDIs on behalf of Ineligible Foreign Shareholders for sale and distribution of net proceeds to Ineligible Foreign Shareholders. One New pSivida Share or CDI will be issued for every 40 Shares held by an Eligible Scheme Participant or Ineligible
Foreign Shareholder at the Record Date, and cash will be paid for fractional Shares otherwise issuable. Further details on the transfer of Shares and the issue of CDIs and New pSivida Shares are set forth in section 7.1.

Shareholders will be able to trade New pSivida Shares on ASX in Australia (by way of CDIs), on Nasdaq in the United States (by way of common stock) and on the Frankfurt Stock Exchange.

(a)
Share exchange ratio

The share exchange ratio is
designed so that New pSivida’s number of shares outstanding is appropriate for New pSivida’s size and stage of business development. The Company currently has approximately 730 million Shares on issue. The Company has been advised that this is an unusually high number of Shares for a company like the Company to have on issue. The share exchange ratio in the Reincorporation will have the effect of adjusting the number of shares on issue in New pSivida to what the Board has been advised is a more appropriate number of issued shares, whilst still maintaining the proportionate value of each Shareholder’s investment in the Company, subject to fractional share adjustments. The share exchange ratio is also expected to assist in meeting the required minimum share bid price for Nasdaq and ASX, although the Board cannot predict what the actual trading price of New pSivida Shares or CDIs will be.

Eligible Scheme Participants who would otherwise receive fractional CDIs or New pSivida Shares as a result of the 1 to 40 share exchange ratio will instead receive the cash value of such fractional CDIs or New pSivida Shares.

(b)
Ineligible Foreign Shareholders

Investigating and
complying with the potential securities law restrictions in every country in which the Company has Shareholders could be prohibitively costly. Therefore, Shareholders whose addresses recorded in the Share Register are outside of Australia, Canada,
France, Germany, Hong Kong, Ireland, Jersey, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the United States will not receive CDIs or New pSivida Shares under the Scheme, unless New pSivida is satisfied, before the Record
Date and without being obliged to conduct any investigations into the matter, that such Shareholders lawfully can be issued CDIs or New pSivida Shares pursuant to the Scheme. Instead, such Ineligible Foreign Shareholders will receive the cash proceeds from the sale of their entitlements, net of any brokerage, taxes or other costs of sale (such amounts to be paid in AUD). The Nominee will receive CDIs on behalf of Ineligible Foreign Shareholders for sale and distribution of net proceeds to Ineligible Foreign Shareholders. As at 28 February 2008, Shares held by Ineligible Foreign Shareholders accounted for less than 0.1% of the Shares outstanding.

1.3
Tax Consequences

(a)
Australian tax consequences

Based in part on
factual information provided by the Company, including the financial information reported in section 5.3 of this Information Memorandum and subject to the further information on the tax implications for Shareholders as set out in section 9.1, the
Company anticipates that the exchange of Shares for CDIs (or New pSivida Shares) is not likely to cause any Australian tax to be paid by Shareholders on any such exchange. Further information on the tax implications for Shareholders is set out in section 9.1.

A class ruling application has been lodged with the ATO seeking confirmation that the conditions for scrip for scrip rollover relief are satisfied and that rollover relief is available in relation to the transfer of Shares to New pSivida under the Scheme. Shareholders will be advised of the outcome of the final ruling.

Each individual’s tax position is different and Shareholders are strongly urged to consult their tax advisers as to the specific tax consequences for them of the Scheme, including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

(b)
US tax consequences

Based in part on factual
information provided by the Company, including the financial information reported in section 5.3 of this Information Memorandum, the exchange of Shares or ADSs solely for CDIs or New pSivida Shares is not likely to cause US federal income tax to be paid by holders of Shares or ADSs as a result of such exchange. Certain holders of Shares or ADSs may be required to make an election with the IRS and comply with certain related notice requirements in order to avoid recognition of gain (if any) on the exchange of shares. Holders of Shares or ADSs receiving cash in lieu of fractional CDIs or New pSivida Shares may be taxed on this amount. Further information on the US tax implications for holders of Shares or ADSs is set out in section 9.2.

The Company will not request a ruling from the IRS with respect to the US tax aspects of the Reincorporation.

Each individual’s tax position is different and Shareholders are strongly urged to consult their tax advisers as to the specific tax consequences for them of the Reincorporation, including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

1.4
Approval of the Reincorporation

The following
approvals, among others set out in more detail in the Implementation Agreement, must be obtained in order to complete the Reincorporation:

(a)
The Scheme must be approved at a meeting of Shareholders by:

(i)
unless the Court orders otherwise, a majority in number of the Shareholders present and voting on the resolution at the meeting either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative; and

(ii)
at least 75% of the total number of votes cast by Shareholders on the resolution either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative.

(b)
The Scheme must also be approved by the Court, which is scheduled to consider the Scheme at a hearing on 10 June 2008.

1.5
Recommendation of the Board

The Board believes
that the Reincorporation is in the Company’s and the Shareholders’ best interests and unanimously recommends that Shareholders vote in favour of the resolution to approve the Reincorporation.

All Directors who hold or control the right to vote Shares intend to vote in favour of the resolution to approve the Reincorporation.

1.6
Independent Expert’s Opinion

The Board
appointed Pitcher Partners Corporate Pty Ltd to review the Reincorporation and to issue an Independent Expert’s Report. The Independent Expert has concluded that the Scheme is in the best interests of Shareholders.

The Independent Expert was selected on the basis of its prior experience in preparing independent expert reports and its familiarity with the Company and the Company’s industry. The Independent Expert’s qualifications to serve as an independent expert include its status as a long-established firm of chartered accountants that has the professional qualifications required for, and many years of experience in, preparing independent expert reports. No material relationship has in the past two years existed, or is mutually understood to be contemplated, between the Independent Expert or any of its affiliates and the Company or any of its affiliates. No compensation has been or is expected to be received as a result of any such material relationship. The amount of consideration to be paid in the Reincorporation was determined by the Company.

The Independent Expert’s Report is further discussed in section 4.3 and section 8 and set out in full in Annexure H to this Information
Memorandum. The Independent Expert’s Report also will be made available for inspection and copying at Level 16, 190 Queen Street, Melbourne VIC 3000 during regular business hours by the Company’s security holders or their designated representatives.

This overview is only a summary of selected information relating to the Reincorporation. You are urged to read this
Information Memorandum in its entirety and, if in any doubt, to seek advice from your professional adviser.

2. FREQUENTLY ASKED QUESTIONS ABOUT THE REINCORPORATION

This section sets out frequently asked questions
that Shareholders may have in relation to the Reincorporation. The answers to these questions should be read in conjunction with this entire Information Memorandum.

Question

Answer

1. When will the Scheme Meeting be held?

The Scheme Meeting will be held at Stamford Plaza Melbourne, Edinburgh Room, Level 1 West Tower, 111
Little Collins Street, Melbourne Victoria, on 6 June 2008 at 1.00 pm (AEST).

2. What approval by Shareholders is required for the Scheme to proceed?

The Scheme must be approved by:

(a)    unless the Court orders
otherwise, a majority in number of the Shareholders present and voting on the resolution at the meeting either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative; and

(b)    at least 75% of the total number
of votes cast by Shareholders on the resolution either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative.

Approval by the Court is also required.

3. What is the effect of approving the Scheme?

If the Scheme is approved by Shareholders and the
Court, then the Reincorporation will be implemented, and the Company will “re-domicile” in the United States. Eligible Scheme Participants will receive one CDI or New pSivida Share for every 40 Shares, and cash for fractional Shares otherwise issuable.

The Reincorporation involves the establishment of a new corporate structure for the Company by order of the Court, under which New pSivida (a new company incorporated in Delaware, United States for the purpose of the Reincorporation) will become the holder of all of the Shares and the Company will be deregistered without a winding up.

All of the assets and liabilities of the Company (including the
Options and the shares in Subsidiaries held by the Company) will be transferred by order of the Court to New pSivida, so that the assets of the Company are transferred to, and vest in, New pSivida and the liabilities of the Company are transferred to, and become the liabilities of, New pSivida. The Company will subsequently be deregistered without a winding up by order of the Court.

It is a condition of the Reincorporation that New pSivida will be listed on ASX, that CDIs will be traded on ASX and that New pSivida Shares will be listed on Nasdaq.

It is expected that New pSivida securities also will be listed on the Frankfurt Stock
Exchange.

4. What will happen to Options?

In the Reincorporation, all outstanding Options to acquire Shares or ADSs at the Record Date will by order of the Court be transferred to, and assumed by, New pSivida. The Options will thereupon

Question

Answer

automatically become Options to acquire CDIs or New pSivida Shares. Following the Reincorporation,
the Options will have substantially the same terms and conditions as they had prior to the Reincorporation, except that the number of CDIs or New pSivida Shares for which the Options will be exercisable and the exercise price of the Options will reflect the Reincorporation, including the Reincorporation’s share exchange ratio. Further information about the Reincorporation’s effect on Optionholders is set out in section 10.19.

5. How do I vote?

A Scheme Meeting will be held to approve the
Reincorporation.

You may vote either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative. Your vote is very important. Please see the explanation of how to vote in section 3 of this Information Memorandum.

6. Will I pay any Australian tax on the exchange of my Shares?

Based in part on factual information provided by the
Company, including the financial information reported in section 5.3 of this Information Memorandum and subject to the further information on the tax implications for Shareholders as set out in section 9.1, the Company anticipates that the exchange of Shares for CDls or New pSivida Shares is not likely to cause any Australian tax to be paid by Shareholders on any such exchange. Further information on the tax implications for Shareholders is set out in section 9.1.

A class ruling application has been lodged with the ATO seeking confirmation that the conditions for scrip for scrip rollover relief are satisfied, and that rollover relief is available in relation to the transfer of Shares to New pSivida under the Scheme. Shareholders will be advised of the outcome of the ruling process once the final ruling has been issued.

Each individual’s tax position is different, and Shareholders are strongly urged to consult their tax advisers as to the specific tax consequences to them of the Scheme, including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

7. Will I pay any US federal tax on the exchange of my ADSs?

Based in part on factual information provided by the
Company, including the financial information reported in section 5.3 of this Information Memorandum, the exchange of ADSs solely for New pSivida Shares is not likely to cause US federal income tax to be paid by ADS Holders as a result of such exchange. Certain ADS Holders may be required to make an election with the IRS and comply with certain related notice requirements in order to avoid recognition of gain (if any) on the exchange of shares. ADS Holders receiving cash in lieu of fractional New pSivida Shares may be taxed on this amount. Further information on the US tax implications for ADS Holders is set out in section 9.2.

The Company will not request a ruling from the IRS with respect to the US tax aspects of the Reincorporation.

Each individual’s tax position is different, and ADS Holders are strongly urged to consult their tax advisers as to the specific tax consequences to them of the Reincorporation, including the applicability and effect of local and foreign income and other tax laws in their particular circumstances.

Question

Answer

8. Will I have to pay brokerage fees or stamp duty?

You will not have to pay brokerage or stamp duty in
Australia or the United States in connection with the exchange of your Shares for CDIs (or New pSivida Shares).

However, Ineligible Foreign Shareholders may pay brokerage fees on the sale of their entitlements as part of the Reincorporation.

9. What are CDIs?

The electronic transfer system used on ASX, known as
CHESS, cannot be used directly for the transfer of securities of foreign companies. To enable companies such as New pSivida to have their securities cleared and settled electronically through CHESS, depositary instruments called CDIs are issued.

CDIs confer beneficial interests in securities traded on ASX. CDI holders receive all of the economic benefits of actual ownership of the underlying shares.

Each CDI will
represent an interest in one underlying New pSivida Share.

A more detailed description
of CDIs is set out in Annexure D of this Information Memorandum.

10. Is the Reincorporation subject to any conditions?

The Reincorporation is subject to Shareholder and Court approval, as well as to a number of regulatory and other approvals, including ASX listing and Nasdaq listing. These are set out in more detail in the Implementation Agreement, and are summarised in section 10.1.

11. What happens if I do not vote, or vote against the Scheme, and the approvals are obtained?

If the necessary approvals for the Reincorporation are obtained, the Reincorporation will be implemented and Eligible Scheme Participants will be issued CDIs (or New pSivida Shares) in consideration for their Shares. This will occur regardless of whether you voted for or against the Scheme, or did not vote.

12. Are there differences between my Shares and the New pSivida Shares to be issued to me?

Yes. While the rights of New pSivida Shares will reflect the rights of the existing Shares, they are shares in a US company governed by US federal law, Delaware law and the laws applicable to Australian registered foreign companies. There are a number of important differences between US/Delaware law and Australian law. A summary description of these differences is set out in Annexure E of this Information Memorandum.

13. Will there be changes to the operations or strategy of the Company as a result of the Reincorporation?

Immediately following the Reincorporation, New pSivida will have the same assets and liabilities as the Company had immediately prior to the Reincorporation. The Board expects very few changes to its operations as a result of the Reincorporation. The Board also does not expect any change in strategy as a result of the
Reincorporation.

14. Why is New pSivida incorporated in Delaware?

More than 50% of all US publicly listed companies are incorporated in the State of Delaware.

Question

Answer

15. Where will New pSivida’s annual meetings be held in the future?

New pSivida intends initially to hold its annual meeting in Australia, but New pSivida in the future may hold annual meetings in Australia, the United States or elsewhere.

  16.    What happens at the Court
hearings?

In the First Court Hearing, the Court ordered that the Scheme Meeting be convened for the purposes of considering the
Reincorporation, and approved the dispatch of this Information Memorandum to Shareholders. If the Scheme is approved by Shareholders, at the Second Court Hearing the Court will be asked to approve the Scheme.

If Shareholders wish to oppose Court approval of the Scheme at the Second Court Hearing, they may appear before the Court by filing with the Court, and serving on the Company, a notice of appearance in the prescribed form, together with any affidavit on which such opposing Shareholders wish to rely at the hearing. The notice of appearance and affidavit must be served on the Company at least one Business Day before the Second Court Date. The Second Court Date is currently scheduled for 10 June 2008. Any change to this date will be announced through ASX and will also be notified on the
Company’s website.

17. When will I receive my CDIs or New pSivida Shares?

If the Reincorporation is approved by Shareholders and the Court, it is expected that implementation of the Reincorporation will take place approximately two weeks after the Scheme Meeting. The CDIs and New pSivida Shares will be issued on the Implementation Date, and holding statements and transmittal letters will be mailed as soon as possible thereafter.

18. When can I trade in my CDIs or New pSivida Shares?

CDI holding statements and transmittal letters are
expected to be dispatched to Shareholders on 26 June 2008. However, CDIs may be traded on ASX on a deferred settlement basis on or about 12 June 2008, which is the first Business Day following cessation of trading in Shares. CDIs will commence trading on ASX under normal conditions on 20 June 2008. Should you wish to trade in your CDIs before the issue of holding statements, you will do so at your own risk. The proceeds from the sale of securities sold on a deferred delivery basis will not be received until after the deferred delivery basis has ended.

New
pSivida Shares are expected to begin trading on Nasdaq on a when- issued basis on or about 11 or 12 June 2008.

19. Who can help answer my questions about the Reincorporation?

If you have any questions about the Reincorporation,
please consult your legal, financial or other professional adviser. Additionally, you can call the Company’s information line on:

Australia (Toll Free): 1800 003 463

Outside Australia: +1-888-892-2088

For additional
copies of this Information Memorandum, please visit the Company’s website at www.psivida.com.

3.
HOW TO VOTE

3.1
Entitlement to Vote

The record date for the Scheme
Meeting and the EGM will be 1.00 pm (AEST) on 4 June 2008. Only Shareholders whose names appear in the Share Register on this record date will be entitled to vote at the Scheme Meeting and the EGM, and at any postponements or adjournments of those meetings.

Nasdaq Marketplace Rule 4350(f) states that the quorum for any shareholders meeting must be at least 33 1/3% of outstanding shares of a company’s common voting stock. As at the date of this Information Memorandum, there are 730,518,775 fully paid Shares outstanding and entitled to vote, and Shareholders as a class, therefore, are entitled to an aggregate of 730,518,775 votes. Accordingly, Shareholders holding at least 243,506,258
Shares must attend (either in person or by proxy, power of attorney or body corporate representative) each of the Scheme Meeting and the EGM in order for there to be a quorum at each of the Scheme Meeting and the EGM, respectively.

The following sections 3.2 to 3.8 detail the voting entitlements and procedures applicable to Shareholders under the Corporations
Act.

3.2
Procedure for Voting

(a)
Scheme Meeting

All votes at the Scheme Meeting
will be taken by poll.

Shareholders may vote at the Scheme Meeting in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative. The Scheme Meeting Notice, which contains additional information in relation to the Scheme Meeting, is set out in Annexure F.

(b)
EGM

All votes at the EGM will be counted by a show
of hands unless a poll is demanded. A poll may be demanded by (a) the Chairman of the EGM, (b) at least five Shareholders entitled to vote on the relevant resolution or (c) Shareholders entitled to cast at least 5% of the votes on the relevant resolution either before or upon declaration of the result of a vote taken by a show of hands.

Shareholders may vote at the EGM in
person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative. The Notice of EGM, which contains additional information in relation to the EGM, is set out in Annexure G.

3.3
Voting in Person

(a)
Scheme Meeting

To vote in person at the Scheme
Meeting, Shareholders must attend the Scheme Meeting to be held at Stamford Plaza Melbourne, Edinburgh Room, Level 1 West Tower, 111 Little Collins Street, Melbourne Victoria, on 6 June 2008 at 1.00 pm (AEST).

(b)
EGM

To vote in person at the EGM, Shareholders
must attend the EGM to be held at Stamford Plaza Melbourne, Edinburgh Room, Level 1 West Tower, 111 Little Collins Street, Melbourne Victoria, on 6 June 2008 at 1.30 pm (AEST), or as soon after that time as the Scheme Meeting concludes.

3.4
Voting by Proxy

(a)
Scheme Meeting

Shareholders who are unable to
attend and vote at the Scheme Meeting are entitled to appoint a proxy (or where they hold two or more Shares may appoint no more than two proxies). To appoint a proxy, Shareholders are required to complete and return the Scheme Meeting proxy form. A proxy need not be a Shareholder.

The proxy form for the Scheme Meeting accompanies this Information Memorandum.

(b)
EGM

Shareholders who are unable to attend and vote
at the EGM are entitled to appoint a proxy (or where they hold two or more Shares may appoint no more than two proxies). To appoint a proxy, Shareholders are required to complete and return the EGM proxy form. A proxy need not be a Shareholder.

The proxy form for the EGM accompanies this Information Memorandum.

(c)
Completed proxy forms

Each completed proxy form
(including any power of attorney under which it is signed) for the Scheme Meeting and the EGM must be completed and lodged as follows:

(i)
delivered to the Company’s registry at:

pSivida
Limited

C/- Computershare Investor Services Pty Limited

Level 2, 45 St Georges Terrace

Perth, Western Australia 6000

Australia; or

(ii)
posted to:

pSivida Limited

C/- Computershare Investor Services Pty Limited

GPO Box 242

Melbourne, Victoria 3001

Australia; or

(iii)
faxed to the Company’s registry at Computershare Investor Services Pty Limited at facsimile number +61 8 9323 2033.

Validly completed proxy forms must be received at an address above no later than 1.00 pm (AEST) on 4 June 2008. In the case of proxy forms completed by an individual or a corporation under a power of attorney, the original or a certified copy of the power of attorney under which the proxy form is signed must also be received at an address above no later than 1.00 pm (AEST) on 4 June 2008.

Proxy forms received after this time will be invalid.

A proxy will be admitted to the Scheme Meeting or the EGM and given a voting card at point of entry upon disclosure of acceptable evidence of his or her name and address.

The sending of a proxy form will not preclude a Shareholder from attending and voting at the Scheme Meeting or the EGM. A Shareholder may revoke his or her proxy at any time prior to the voting of that proxy by a written revocation received by Mr Winton Willesee at the registered office of the Company at least 48 hours before the Scheme Meeting, by properly executing and delivering a later-dated proxy or by attending the relevant meeting, requesting a return of the proxy and voting in person.

If a validly appointed proxy is directed
how to vote on the resolutions, the proxy must vote in accordance with those instructions. If no direction to vote is given, the proxy may vote as he or she sees fit.

If the Chairman of the Scheme Meeting and the EGM is appointed as proxy, he or she must vote on a poll and must vote as instructed. If the proxy is not the Chairman, the proxy need not vote on a poll, but, if the proxy does so, he or she must vote as instructed.

If a Shareholder appoints two proxies without specifying the proportion or number of votes that each proxy may exercise, then on a vote by poll each proxy may exercise half of that Shareholder’s votes. If a Shareholder appoints two proxies, then on a vote by show of hands neither proxy may vote.

3.5
Voting by Attorney

(a)
Scheme Meeting

A Shareholder may appoint an
attorney to vote at the Scheme Meeting.

(b)
EGM

A Shareholder may appoint an attorney to vote
at the EGM.

(c)
Documents

An attorney will be admitted to the
Scheme Meeting or the EGM and given a voting card at point of entry upon disclosure of acceptable evidence of his or her name and address.

An attorney should bring an original or certified copy of the power of attorney by which a Shareholder has appointed the attorney to vote at the Scheme Meeting or the EGM.

3.6
Voting by Body Corporate Representative

(a)
Scheme Meeting

A body corporate who is a
Shareholder, or who has been appointed a proxy of a Shareholder, may appoint a person to act as its body corporate representative at the Scheme Meeting.

(b)
EGM

A body corporate who is a Shareholder, or who
has been appointed a proxy of a Shareholder, may appoint a person to act as its body corporate representative at the EGM.

(c)
Documents

The appointment must comply with section
250D of the Corporations Act. A pro-forma certificate of appointment of body corporate representative is available from the Company’s registry.

A body corporate representative will be admitted to the Scheme Meeting or the EGM and given a voting card at point of entry upon disclosure of acceptable evidence of his or her appointment, name and address, and the identity of his or her appointer.

3.7
Voting Entitlement

Each Shareholder who is
registered on the Share Register at 1.00 pm (AEST) on 4 June 2008 is entitled to attend and vote in person, by proxy, attorney or (in the case of corporate shareholders) a body corporate representative at the Scheme Meeting and at the EGM.

Each Shareholder is entitled to one vote for each fully paid Share held.

If a Share is jointly held, only one of the Shareholders is entitled to vote. If more than one Shareholder votes a jointly held Share, only the vote of the Shareholder whose name appears first on the Share Register will be counted.

3.8
Shareholder Approvals

(a)
Scheme Meeting

The Reincorporation must be
approved at a meeting of the holders of Shares by:

(i)
unless the Court orders otherwise, a majority in number of the Shareholders present and voting on the resolution at the meeting either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative (the Head Count Test); and

(ii)
at least 75% of the total number of votes cast by Shareholders on the resolution either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative (the Voting Test).

The Reincorporation must also be approved by the Court, which is scheduled to consider the Reincorporation at a hearing on 10 June 2008.

If you are a Shareholder on the Record Date (expected to be 18 June 2008) and the Scheme is approved by the Shareholders and the Court, your Shares will be transferred by order of the Court under the Scheme, the Company will become a wholly owned subsidiary of New pSivida and you will receive the Scheme Consideration. This will occur whether you voted for or against the Scheme, or chose not to vote.

(b)
EGM

The resolution to approve the New pSivida ESOP
must be approved by a majority of votes cast, either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative, by Shareholders entitled to vote on the matter.

The resolution to approve the New pSivida ESOP is also conditional upon approval of the Scheme. If the Scheme is not approved, then the New pSivida ESOP will not be implemented.

The Reincorporation is not conditional on the resolution to approve the New pSivida ESOP being passed at the EGM.

(c)
Statutory majority – voting entitlements

ADS
Holders have the underlying ordinary shares from their ADS holding held by the ADS Depositary on their behalf. As a result, under the Corporations Act, all the ADS Holders will cumulatively be counted as one Shareholder for the purposes of the Head
Count Test.

ADS Holders will be entitled to direct the ADS Depositary to vote the number of Shares underlying their respective ADSs at the
Scheme Meeting for the purposes of the Voting Test and at the EGM, in accordance with the terms of the Deposit Agreement.

3.9
Questions

If you have any questions about your
Shares or any other matter in this Information Memorandum, please call the Company’s information line:

•

Australia (Toll Free): 1800 003 463

•

Outside Australia: +1-888-892-2088

between 9.00 am and 6.00 pm (AEST) Monday to Friday, and consult your financial, tax or other adviser without delay.

4. ASSESSMENT OF THE REINCORPORATION

4.1
Introduction

This section sets out the
Board’s recommendations in respect of the Reincorporation, the Independent Expert’s opinion on the Reincorporation, the potential advantages of the Reincorporation, the potential disadvantages of the Reincorporation and other considerations concerning the Reincorporation.

Further information on the Reincorporation’s tax implications for Shareholders is set out in section 9.

4.2
Directors’ Recommendation and Reasons

The
Board believes that the Reincorporation is in the best interests of the Company, and, in particular, that the Scheme is in the best interests of Shareholders.

The Board has formed its conclusion and made its recommendation on the basis that the potential advantages of the Reincorporation (as described in section 4.4) outweigh the potential disadvantages of the
Reincorporation (as described in section 4.5) and other considerations concerning the Reincorporation (as described in section 4.6).

The
Board has also considered the report of the Independent Expert, which was retained to determine whether the Reincorporation is in the best interests of the Shareholders. The Independent Expert’s Report is further discussed in section 4.3 and section 8 and set out in full in Annexure H of this Information Memorandum.

The Board believes that the Reincorporation is in the
Company’s and the Shareholders’ best interests and unanimously recommends that Shareholders vote in favour of the resolution to approve the Reincorporation.

All Directors who hold or control the right to vote Shares intend to vote in favour of the resolution to approve the Reincorporation.

Details of the Shares and Options held by or on behalf of the Directors appear in section 10.13.

4.3
Independent Expert’s Opinion

The Board
appointed Pitcher Partners Corporate Pty Ltd as the Independent Expert to review the Reincorporation.

The Independent Expert has concluded
that the Scheme is in the best interests of Shareholders. A copy of the Independent Expert’s Report is set out in full in Annexure H of this Information Memorandum.

4.4
Potential Advantages of the Reincorporation

The
Board believes the Reincorporation to be an important step in achieving the Company’s strategic goals. These strategic goals are set out in section 5.2(c). In considering the potential advantages of the Reincorporation, the Board has considered the Company’s ability to achieve its strategic goals whilst remaining an Australian incorporated company, and has determined that the Reincorporation will better position the Company to realise its strategic goals. Potential advantages of the
Reincorporation include:

(a)
focus growth and development where the Company has achieved its recent business successes;

(b)
enhance US-based demand for the Company’s securities;

(c)
continue strong connection with Australian investor community;

(d)
reduce ongoing compliance costs;

(e)
continue engagement of Deloitte Touche Tohmatsu, the Company’s independent auditor; and

(f)
eliminate depositary fees paid by ADS Holders without creating depositary fees paid by CDI holders.

The potential advantages of the Reincorporation outlined above are described in more detail below.

(a)
Focus growth and development where the Company has achieved its recent business successes

In 2005, the Company began implementing its strategy of concentrating its presence in the United
States to better access business opportunities in the world’s largest healthcare market and to create a more attractive investment to shareholders. Through this strategy, the Company has achieved significant strategic milestones that have dramatically improved its financial and strategic position. The Company acquired CDS, including its ophthalmic products and technologies. Pfizer became the Company’s collaborative partner to develop ophthalmic products using the
DurasertTM technology in a transaction that will bring the Company up to US$153.5 million in development and sales related milestones, royalties on the sale of any products developed and research and development funding. Pfizer also became the Company’s largest stockholder with a US$11.5 million investment. The Company amended its collaboration with Alimera Sciences, a US corporation, for a 20% share of future profits of MedidurTM FA for DME and additional consideration of up to US$78 million, including an up-front payment of US$12 million. The Company advanced BrachySilTM for pancreatic cancer, reporting favourable Phase IIa trial results, and will begin a Phase IIb dose ranging trial shortly. The Company sold non-core businesses, restructured its operations and located most of its operations in the United States.

By executing on its strategy, the Company has significantly strengthened its financial and strategic position. The Company has two commercialized products, Vitrasert and Retisert, one product candidate (Medidur FA for DME) in Phase III trials funded by Alimera Sciences, one product candidate (BrachySil for pancreatic cancer) in Phase II trials and a collaboration funded by Pfizer for potential ophthalmic products using the Durasert technology. The next step in the Company’s strategy is the reincorporation of the Company in the United States.

(b)
Enhance US-based demand for the Company’s securities

New pSivida’s primary listing after completion of the Reincorporation will be on Nasdaq in the United States. The US capital market is the largest in the world in terms of market capitalization and trading volume, and the Company listed its ADSs on Nasdaq to seek to capture this opportunity to maximize value for shareholders. While the Company has maintained this secondary listing on Nasdaq for its ADSs, the Company believes that listing common shares on Nasdaq rather than
ADSs should result in increased demand for, and liquidity of, Company securities in the US markets. ADSs are a less favorable investment option for US holders than common shares because ADS holders must pay depositary fees to the ADS Depositary, while holders of common shares and CDIs do not have to pay depositary fees. In addition, certain US investors may only be able, and many US investors prefer, to invest directly in US companies. Primary listing on Nasdaq should also provide the
Company with opportunities for increased analyst coverage, potentially resulting in increased exposure and interest in the Company.

(c)
Continue strong connection with Australian investor community

The Australian investment community is very important to the success of the Company. The Company, therefore, has structured the Reincorporation to permit the Company to continue to maintain strong connections with the
Australian investor community and minimize the Reincorporation’s impact on those investors. New pSivida will list on ASX, and its CDIs will trade on ASX. Following the Reincorporation, Australian investors will be able to trade CDIs in substantially the same way as they currently trade their shares in the Company. The Company plans to continue to base its investor relations functions in Australia following the Reincorporation.

(d)
Reduce ongoing compliance costs

Because the
Company is presently incorporated in Western Australia, the Company must prepare financial statements in accordance with AIFRS. However, because of the Company’s substantial presence in the United States, the Company also must prepare financial statements in accordance with US GAAP. Preparation of two different sets of financial statements is costly. Following the Reincorporation, the Company would only have to prepare one set of financial statements in accordance with US GAAP. The Company believes, therefore, that the Reincorporation would reduce the Company’s audit and audit related service fees for financial statements and ongoing compliance by approximately US$650,000 for financial year 2009 as compared to what such fees would otherwise be if the Reincorporation is not implemented.

The Reincorporation would also simplify the Company’s other regulatory compliance obligations. Australian law and US securities law each currently treat the Company as a domestic company. Although New pSivida will remain subject to laws applicable to Australian registered foreign companies and will continue to be listed on ASX and the Frankfurt Stock Exchange, New pSivida will be treated as a domestic company in only one jurisdiction following the Reincorporation. This will align the Company’s regulatory structure in the United States where substantially all of its operations are located.

(e)
Continue engagement of Deloitte Touche Tohmatsu, the Company’s independent auditor

The successful implementation of the Reincorporation should enable New pSivida to retain the Company’s independent auditor. Primarily because the
Company is incorporated in Australia whilst most of its assets and operations are located in the United States and because the Company is now required to file annual audited and interim unaudited financial reports in the United States in compliance with US auditing standards in addition to in compliance with Australian securities regulation, the Company’s independent auditor has indicated that, unless the Reincorporation is approved, it will seek ASIC’s consent to resign as the
Company’s Australian statutory auditor at the 2008 annual general meeting and could earlier cease its role with respect to the Company’s US reporting and auditing requirements.

If the Company is not reincorporated and its independent auditor resigns, the Company believes that it would be difficult to engage a replacement independent auditor because any potential replacement independent auditor would likely assess the Company as a client in substantially the same manner as Deloitte Touche Tohmatsu. In particular, the Company believes that it would be difficult to engage a replacement independent auditor because: (i) the Company is currently required to have its financial statements audited both in accordance with AIFRS presented in A$ and in accordance with US GAAP presented in US$; (ii) substantially all of the Company’s assets and operations are located outside of Australia while the Company is incorporated in Australia; and (iii) the Company is regulated as a domestic issuer under both Australian and US securities laws and under ASX and
NASDAQ rules. Under applicable laws and listing requirements, the Company’s annual financial statements must be audited, and its interim unaudited financial statements must be reviewed, by an independent auditor. Therefore, unless the
Reincorporation is approved, the Company could be unable to meet these requirements, beginning with its financial statements for the quarter ending 30 September 2008. If the Company cannot issue its financial statements on a timely basis, the
Company will violate regulatory requirements and ultimately be de-listed from ASX, NASDAQ and the Frankfurt Stock Exchange, and will breach contractual agreements related to its outstanding registration statements for the issuance and resale of securities, resulting in potentially significant cash penalties.

(f)
Eliminate depositary fees paid by ADS Holders without creating depositary fees paid by CDI holders

Following the Reincorporation, New pSivida Shares rather than Company ADSs will be listed on Nasdaq. As a result, holders will no longer be required to pay ADS depositary fees, including annual maintenance fees and transfer fees. Fees incurred by ADS holders totalled approximately US$900,000 for the two years ended February 2008. CDI holders will not be required to pay depositary fees in respect of their CDls.

Shareholders may also refer to the discussion of these potential advantages contained in the Independent Expert’s Report set out in Annexure H of this Information Memorandum

4.5
Potential Disadvantages of the Reincorporation

Although the Scheme is recommended by the Board, and the Independent Expert has concluded that the Scheme is in the best interests of Shareholders, there are potential disadvantages that may result from the Reincorporation.

(a)
Enforcement of applicable corporate laws for Australian resident Shareholders

At present, Australian resident Shareholders may take action to enforce provisions of the Company’s constitution or Australian corporations law as they relate to the Company in Australian courts. After the
Reincorporation, the applicable corporate law governing New pSivida’s corporate actions will be Delaware law. New pSivida will submit to the jurisdiction of the Australian courts as a result of having become a registered foreign company under the Corporations Act, but there is no guarantee that an Australian court will be willing, or regard itself as properly placed, to hear actions under Delaware law.

(b)
Differences between Australian and US corporations and securities laws

Annexure E sets out a comparison of the law for corporations in Australia, where the Company is incorporated, to the law for corporations in Delaware and the US, where New pSivida is incorporated. Some of the differences could be viewed as advantageous to Shareholders, while others could be viewed as disadvantageous to Shareholders. In particular, the Company, as a domestic Australian listed company, is subject to the takeover provisions of the
Corporations Act that are designed to protect minority shareholders on a change of control and to restrict the Board’s ability to take defensive steps that could impact competition for control of the Company. Delaware law provides different protections. Delaware law also allows New pSivida’s board of directors to implement takeover defenses that the Company is not permitted to implement under Australian law.

The Company notes that the Independent Expert has considered the comparison between US and Australian regulatory regimes as set out in Annexure E and this is set out in section 4 and 5 of the Independent Expert Report. The Independent Expert commented as follows: “Whilst we note, based on our consultation with our legal advisers, that US corporate regulatory requirements offer a different level of protection (arguably a lesser level of protection) to minority shareholders when compared to that afforded to them by Australian laws, in our view it is not possible to quantify the disadvantage. In our opinion it is too difficult to quantify the full effect of the jurisdictional disadvantages due to the varying nature of each transaction and the individual shareholder’s circumstances.”

(c)
Demand for Company securities in the Australian market

New pSivida will list on ASX, and Australian investors will have the opportunity to continue to invest in New pSivida and trade CDIs on ASX. However, it is possible that the need to invest in CDIs in order to trade on ASX, or in a US company, may result in reduced demand for, and liquidity of, Company securities in the Australian market. The differences between holding a CDI and holding the underlying share are summarised in Annexure D.

(d)
Market value of New pSivida

The Board has been
advised that the share exchange ratio will result in a more appropriate number of outstanding shares, which it expects will benefit the Company and Shareholders in the long term. In addition, the Board had adopted an exchange ratio designed to meet the minimum price requirements of Nasdaq and ASX and maintain the Company’s listings on those exchanges. The Board believes those listings are critical to shareholders, brokers and other investment professionals. However, the Board is unable to predict the trading value of a New pSivida Share or CDI following the Reincorporation, and, as a result, the corresponding market value of New pSivida. See section 10.22 for further information regarding compliance with Nasdaq listing requirements.

4.6
Other Considerations

Shareholders may also wish to
consider the following considerations concerning the Reincorporation outlined below.

(a)
Annual general meeting location

New pSivida
intends initially to hold its annual meeting in Australia, but New pSivida in the future may hold annual meetings in Australia, the United States or elsewhere.

(b)
Corporate governance regime

The Reincorporation
will not have any material effect on the Company’s corporate governance regime. The Board and its various committees of Directors, the charters of the Board and its committees and the Company’s corporate policies as a whole already comply with the requirements of the ASX Listing Rules, the Nasdaq Marketplace Rules and US securities laws. New pSivida expects to continue to apply the Company’s corporate governance policies and procedures in all material respects following the
Reincorporation.

(c)
Franked Dividends; Withholding on Dividends

The
Company has never declared or paid any cash dividends on Shares, and the Board does not anticipate that New pSivida will pay any cash dividends in the foreseeable future. Further, any dividends paid by the Company would likely be derived from foreign income and, therefore, franking credits may not have been available in Australia. However, the Reincorporation will eliminate the possibility that Australian shareholders could receive dividends as franked. If a dividend were declared following the Reincorporation, shareholders not resident in the US may be subject to US withholding tax on the dividend to the extent it is not either (a) reduced pursuant to a tax treaty between the US and such shareholder’s country of residence or (b) eligible for foreign tax credit in such shareholder’s country of residence.

4.7
No Brokerage or Stamp Duty

Shareholders will not
incur any brokerage or stamp duty in Australian or the United States in connection with the Reincorporation, except that Ineligible Foreign Shareholders may pay brokerage fees on the sale of their entitlements as part of the Reincorporation.

5.
PROFILE OF THE COMPANY

5.1
Background

The Company is a global drug delivery
company committed to the development of controlled therapeutic delivery products in the healthcare sector.

The Company currently has active subsidiaries incorporated in the United Kingdom and the United States. The corporate structure of the Company, exclusive of inactive subsidiaries, is diagrammed below.2

                                  [FLOW CHART]

The Company’s technologies, operations and strategies are each discussed in more detail below. The Company’s most significant recent business developments are also discussed in section 5.2.

5.2
The Company’s Business

(a)
Company products and technologies

The Company focuses on developing pharmaceutical products for targeted and controlled drug delivery. The Company has two commercial products, Vitrasert® for CMV retinitis and Retisert® for posterior uveitis, two product candidates currently in advanced clinical trials, Medidur FA for DME and BrachySil for pancreatic cancer, and additional product candidates in preclinical trials. The Company’s products and product candidates are based on its three proprietary technology groups – DurasertTM, BioSiliconTM and CODRUGTM.

(i)
Products and product candidates

The Company has two
FDA-approved and commercialized products, both of which are licensed to Bausch & Lomb. Vitrasert is approved for treatment of AIDS-associated cytomegalovirus infections in the eye. Retisert is approved for treatment of posterior uveitis, a leading cause of vision loss.

The Company has a Medidur FA product candidate designed to treat DME, one of the leading causes of blindness.
Medidur FA for DME is licensed to and being developed by Alimera Sciences, and is currently in Phase III clinical trials. Medidur FA also is in pre-clinical studies for other back of the eye diseases. Under the terms of the Company’s amended and restated license and collaboration agreement with Alimera Sciences, the Company will receive a 20% share in future profits of Medidur FA for DME as well as consideration of up to approximately US$78 million. Consideration to the Company includes a recently received payment of US$12 million, a US$25 million milestone payment pending FDA approval of Medidur FA for DME, additional payments of up to approximately US$21 million through September 2012, and assumption of the Company’s research and development funding

[2]
pSivida Limited also has two directly held dormant or inactive subsidiaries named pSiNutria Limited (Australia) and pSivida UK Limited (UK), and two indirectly held dormant or inactive subsidiaries named pSiOncology Pte Limited (Singapore) and pSiNutria UK Limited (UK).

obligations, currently estimated at approximately US$20 million. Alimera Sciences will also pay to the Company 20% of royalties received by Alimera Sciences pursuant to any third-party agreements relating to the commercialization of the licensed products (after deducting certain commercialization costs) and 33 1/3% of all non-royalty consideration received by Alimera Sciences from such third parties (after deducting certain fair market value amounts, if any, paid for equity securities of Alimera Sciences and certain reasonable out-of-pocket expenses incurred with respect to securing the third-party arrangement).

Other ophthalmic applications of the
Company’s Durasert technology are being developed pursuant to a worldwide license and development agreement with Pfizer. Under the terms of this license and development agreement, the Company will receive up to US$153.5 million in development and sales related milestones, royalties on the sale of any products developed and research and development funding. Pfizer also invested US$11.5 million in Company equity, and is now the Company’s largest Shareholder.

The Company also has a BrachySil product candidate designed to treat pancreatic cancer. BrachySil recently completed a Phase IIa clinical trial and is expected to begin a Phase IIb dose ranging clinical trial shortly. BrachySil may also be developed for other solid tumour indications. This product candidate is not yet partnered.

(ii)
Technologies

The Company’s proprietary Durasert
technology uses a drug core with one or more surrounding polymer layers. Drugs are released from the core into a specific target site at a pre-determined, controlled rate for periods ranging from days to years. FDA-approved products Vitrasert and
Retisert, product candidate Medidur FA for DME and the potential products being developed under the Company’s worldwide license and development agreement with Pfizer all utilise the Durasert technology.

The Company’s proprietary BioSilicon technology uses elemental silicon that can be processed to create a “honeycomb” structure of pores, with these pores capable of being formed into a diverse array of shapes and sizes and being filled with various therapeutic agents. The size and shape of the pores determines the rate at which drug is released, and the rate at which BioSilicon dissolves in the body. BioSilicon is biocompatible (is not injurious to and does not cause immunological rejection within the body) and can be made biodegradable in vivo (in animals and humans) and in vitro (in solution). Product candidate BrachySil employs the BioSilicon technology. The Company also has begun research and development of BioSilicon products for use in other applications.

The Company’s proprietary CODRUG technology allows simultaneous release of two or more identical or different drugs from the same product at the same controlled rate over a predetermined time period, via virtually any delivery method.
The Company has synthesized a library of approximately several hundred CODRUG compounds.

BioSilicon™, BrachySil™, CODRUG™, Durasert™ (formerly known as AEON) and Medidur™ are the Company’s trademarks. Retisert® and Vitrasert® are Bausch & Lomb’s trademarks.

(b)
Company operations

The Company is a public limited
liability company incorporated in Australia and subject to the Australian Corporations Act, the ASX Listing Rules, the US securities laws and the Nasdaq Marketplace Rules.

The Company was originally incorporated on 29 April 1987 under the name “Sumich Group Ltd.” The Company was subsequently listed on ASX on 18 May 2001 under symbol “PSD”. The
Company’s securities also trade on the Frankfurt Stock Exchange under symbol “PSI” and on Nasdaq under symbol “PSDV.” The Company’s Australian company number is ACN 009 232 026, the Company’s Australian business number is ABN 78 009 232 026 and the Company’s SEC filing number is 000-51122. The Company’s registered office is located at Level 37, 101 Collins Street, Melbourne VIC

3000, and the Company’s telephone number is+61 8 9227 8327. The Company has operations in each of Australia, the United Kingdom and the United States.

In Australia, the Company maintains its registered office at the address listed in the paragraph above. However, the Company no longer has any research operations in Australia, has substantially scaled back its Australian administrative operations and has changed its functional currency from Australian dollars to US dollars. The Company has one full-time employee and one part-time consultant on a fixed term contract engaged in Australia. The Board intends that both will continue their current responsibilities following the Reincorporation.

In the United Kingdom, the Company maintains offices and laboratory space for its pSiMedica subsidiary, which concentrates on developing the BioSilicon technology. The Company’s registered address and operational headquarters in the United Kingdom is: C/- pSiMedica Limited, Malvern Hills Science Park, Geraldine Road, Malvern, Worcestershire WR14 3SZ, United Kingdom, telephone number +44 1684 585 300. The Company expects that its United Kingdom operations will remain materially unchanged as a result of the Reincorporation. The Company employs six employees in the United Kingdom. There is no intention for any of these employees to have their employment with the Company terminated as a result of the
Reincorporation.

In the United States, the Company maintains executive offices, laboratory space and clean room space for its pSivida Inc.
subsidiary, which focuses on developing the Durasert and CODRUG technologies. The Company’s registered address in the United States is C/- Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808, United States,
telephone number +1 302 636 5401. The Company’s operational headquarters in the United States are C/- pSivida Inc., 400 Pleasant Street, Watertown, MA 02472, United States, telephone number +1 617 926 5000. Following the Reincorporation, the
Board intends that the Company will relocate its corporate headquarters to this location. The Company employs sixteen employees in the United States. There is no intention for any of these employees to have their employment with the Company terminated as a result of the Reincorporation.

(c)
Company strategies

The Company’s objective is
to continue to build a global drug delivery company committed to the development of controlled therapeutic delivery products in the healthcare sector. The Company intends to develop and commercialize additional products utilizing its Durasert,
BioSilicon and CODRUG technologies, either alone or with development partners.

The Board intends that the Company will develop additional
Durasert products based on its prior successful development with Bausch & Lomb of the Vitrasert and Retisert products. The Company currently has in Phase III clinical trials the Durasert technology product candidate Medidur FA for DME, which is licensed to Alimera Sciences. The Company also has a worldwide license and development agreement with Pfizer, under which Pfizer may develop additional ophthalmic products using the Durasert technology. The Company has undertaken other preclinical studies of Durasert.

The Board intends that the Company will develop products using its BioSilicon technology. The
Company’s lead BioSilicon technology product candidate, BrachySil, is in Phase II clinical trials for the treatment of pancreatic cancer. The Company has also conducted preclinical studies of BioSilicon for other diseases.

The Board intends that the Company will continue to seek collaborative partners to assist in developing and commercialising products utilising the
Company’s technologies. As the Company has no experience in sales, marketing and distribution of healthcare products, and has no marketing or sales staff, the Company currently depends upon collaborative partners to market such commercialised products.

(d)
Company business developments

The Company’s
key business developments since 1 July 2007, the beginning of its 2008 financial year, are provided in chronological order below.

•

On 5 July 2007 and 13 July 2007, in separate closings, the Company completed a sale of 14,402,000 units at a price of A$1.46 (US$1.25) per unit for gross proceeds of A$21.0 million (US$18.0 million). Each unit consisted of (i) one ADS, representing ten Shares and (ii) one warrant to purchase 0.40 ADS, with a warrant exercise price of A$1.93 (US$1.65). Of the total offering, 5,200,000 units were purchased by Pfizer in accordance with the terms of the Collaborative Research and License Agreement dated 3 April 2007. In addition, the Company simultaneously completed a sale of ordinary shares and warrants to an Australian investor at the equivalent price of A$0.146 (US$0.125) per unit under equivalent terms and conditions to those noted above. Each unit consisted of (i) one Share and (ii) one warrant to purchase 0.40 Share. This sale of 20,547,945 units resulted in additional gross proceeds of A$3.0 million (approximately US$2.6 million). Aggregate share issue costs totalled A$2.6 million (approximately US$2.2 million);

•

  On 3 August 2007, the Company announced the appointment of Dr Katherine Woodthorpe as an Australian-based Non-executive Director;

•

  On 13 August 2007, the Company announced completion of the recruitment phase of its Phase IIa clinical trial of BrachySil for the treatment of pancreatic cancer;

•

On 22 August 2007, the Company and Alimera Sciences jointly announced the commencement of enrolment for the first human pharmacokinetic (PK) study of fluocinolone acetonide (FA) in the companies’ Medidur FA for DME product candidate;

•

On 27 August 2007, the Company announced that, following the closing of its July 2007 sale of units, the Company was no longer a Foreign Private Issuer and was subject to all reporting requirements of the US Exchange Act and other rules applicable to US domestic issuers, effective as of the first quarter of the Company’s financial year ending 30 June 2008;

•

  On 8 October 2007, the Company and Alimera Sciences jointly announced the completion of enrolment for the Phase III clinical trial of Medidur FA for DME;

•

On 17 October 2007, the Company announced that an independent Data Safety Monitoring Board had completed its review of safety and efficacy data currently available and had recommended that the Phase III clinical trial of Medidur FA for DME continue under the current protocol, without change;

•

On 31 December 2007, the Company announced receipt of notification from the Nasdaq Listing Qualifications Department that, for the previous 30 consecutive business days, the bid price of the Company’s ADSs had closed below the minimum US$1.00 per share required for continued listing on Nasdaq. This notification did not affect the Company’s Nasdaq listing at that time;

•

On 21 January 2008, the Company announced that it had sold and licensed intellectual property, and sold other assets related to nutraceuticals and food science applications of BioSilicon, to Intrinsiq, a UK-based company;

•

  On 28 January 2008, the Company announced the results of the Phase IIa clinical trial of BrachySil for the treatment of pancreatic cancer;

•

On 17 March 2008, the Company announced that it had entered into an amended and restated license and collaboration agreement with Alimera Sciences relating to
Medidur FA for DME, under which agreement the Company decreased its share in future profits of Medidur FA for DME from 50% to 20% in exchange for consideration of up to approximately US$78 million. Alimera Sciences will also pay to the Company 20%
of royalties received by Alimera Sciences pursuant to

any third-party agreements relating to the commercialization of the licensed products (after deducting certain commercialization costs) and 33 1/3% of all non-royalty consideration received by Alimera Sciences from such third parties (after deducting certain fair market value amounts, if any, paid for equity securities of Alimera Sciences and certain reasonable out-of-pocket expenses incurred with respect to securing the third-party arrangement);

•

On 25 March 2008, the Company announced that an independent Data Safety Monitoring Board had completed its review of the safety and efficacy data currently available and had recommended that the Phase III clinical trial of Medidur FA for DME continue under the current protocol, without change; and

•

On 27 March 2008, the Company announced the appointment of Mr Winton Willesee as the Australian Company Secretary. Mr Willesee replaces Mr Aaron Finlay, who transitioned to a part-time consulting role on 29 February 2008.

•

  On 15 April 2008, the Company announced that all the Company’s shares subject to Opes Prime margin lending facilities (approximately 14 million ordinary shares) had been sold in an orderly fashion.

•

  On 18 April 2008, the Company announced that it proposes to reincorporate in the United States, subject to shareholder and Court approval.

5.3
The Company’s Financial Statements

The
Company published its audited consolidated financial statements for the financial year ended 30 June 2007 in its Australian Annual Report released to the ASX on 26 October 2007.

Shareholders may obtain copies of the Company’s Australian Annual Report for the financial year ended 30 June 2007 either through the ASX website at www.asx.com.au (ASX code: PSD) or through the Company’s website at www.psivida.com. Shareholders may also obtain copies of the Company’s Australian Annual report for the financial year ended 30 June 2007 free of charge upon written request to pSivida Limited, GPO Box 2986, Melbourne VIC 3001, Attn: Brian Leedman, Investor Relations, or upon oral request to the Company at 1800 003 463 (if calling from Australia) or at +1-888-892-2088 (if calling from outside of
Australia).

The selected financial information below at 30 June 2007 and for the years ended 30 June 2007 and 2006 was extracted from the Company’s Australian Annual Report noted above, and was prepared in accordance with AIFRS. The selected financial information below at 31 December 2007 and for the six months ended 31 December 2007 and 2006 was extracted from the Company’s unaudited Half-Year Financial Report posted on ASX on 21 February 2008, and also was prepared in accordance with AIFRS. This selected financial information is a summary only, and has been prepared solely for inclusion in this
Information Memorandum. Please see the complete audited consolidated financial statements, including the notes to those financial statements, and Half-Year Financial Report referred to above for further details.

(a)
Selected financial information (AIFRS)

Consolidated Income Statements

Half-year Ended 31 December 2007 A$’000

Half-year Ended 31 December 2006 A$’000

Year Ended 30 June 2007 A$’000

Year Ended 30 June 2006 A$’000

Revenue

266

2,120

2,282

1,393

Other income

943

119

354

580

Research and development—impairment of intangible assets

—

(83,352
)

(94,443
)

—

Research and development—other

(8,239
)

(14,486
)

(23,620
)

(26,620
)

Selling, general and administrative

(5,837
)

(10,192
)

(15,309
)

(12,628
)

Interest and finance costs

(347
)

(8,210
)

(10,802
)

(4,544
)

Change in fair value of derivative

6,942

2,707

14,548

3,408

Loss on extinguishment of debt

—

(16,028
)

(28,160
)

—

Gain on sale of subsidiary

—

—

4,844

—

Foreign exchange (loss)/gain

(114
)

180

302

725

Loss before income tax

(6,386
)

(127,142
)

(150,004
)

(37,686
)

Deferred income tax benefit

35

26,400

27,746

9,520

Loss for the period

(6,351
)

(100,742
)

(122,258
)

(28,166
)

Loss per share:

Basic and diluted (cents per share)

(0.01
)

(25.31
)

(27.29
)

(9.21
)

Consolidated Balance Sheets

31 December 2007 A$’000

30 June 2007 A$’000

Current assets

Cash and cash equivalents

11,171

3,146

Trade and other receivables

3,506

2,957

Other

333

605

Total current assets

15,010

6,708

Non-current assets

Property, plant and equipment, net

395

603

Goodwill

46,220

47,757

Other intangible assets, net

44,254

46,486

Total non-current assets

90,869

94,846

Total assets

105,879

101,554

Current Liabilities

Trade and other payables

8,293

8,711

Deferred revenue

401

419

Other financial liabilities

3,920

10,444

Provisions

164

168

Total current liabilities

12,778

19,742

Non-current liabilities

Deferred revenue

1,339

1,586

Deferred tax liabilities, net

2,395

2,506

Total non-current liabilities

3,734

4,092

Total liabilities

16,512

23,834

Net assets

89,367

77,720

Equity

Issued capital

264,750

244,040

Reserves

10,154

12,866

Accumulated losses

(185,537
)

(179,186
)

Total equity

89,367

77,720

(b)
Discussion and analysis of selected financial information

All financial information in this section is prepared in accordance with AIFRS and reported in A$ on a consolidated basis.

Revenue

Revenue decreased by approximately A$1.9 million, or 87%, to A$266,000 for the six months ended 31 December
2007 from A$2.1 million for the six months ended 31 December 2006. The decrease was primarily attributable to a A$1.1 million reduction of revenue related to the Company’s collaboration and evaluation agreements for certain of the
Company’s drug delivery technologies, and to a A$590,000 decrease in royalty income earned from Bausch & Lomb on its sales of Retisert. In connection with an advance royalty agreement entered into with Bausch & Lomb in June
2005, 100% of the royalties otherwise payable to the Company were retained by Bausch & Lomb for the six months ended 31 December 2007.

Royalties otherwise payable to the Company from Bausch & Lomb for the six months ended
31 December 2007 were approximately A$1,200,000, which represented a 2% year over year increase from A$1,180,000 paid or otherwise payable to the Company for the six months ended 31 December 2006 and a 5% decrease from A$1,262,000 paid or otherwise payable to the Company for the six months ended 30 June 2007. These historical trends were negatively impacted by the relative strengthening of the Australian dollar relative to the US dollar.

Other Income

Other income increased
by A$824,000, or 692%, to A$943,000 for the six months ended 31 December 2007 from A$119,000 for the six months ended 31 December 2006. The increase was primarily attributable to the following factors:

(i)
a A$357,000 increase in interest income due to (A) interest earned on cash equivalent balances resulting from the July 2007 share issue and (B) interest accrued on the
A$1.7 million note receivable due April 2008 (the principal and interest of which has not yet been paid as of the date of this Information Memorandum and is overdue) in connection with the April 2007 sale of the Company’s former subsidiary,
AION Diagnostics, Inc.; and

(ii)
A$467,000 of current period income attributable to a revenue sharing arrangement with the provider of the Company’s ADS Program.

Research and Development – Impairment of Intangible Assets

Impairment of intangible assets totaled A$83.4 million for the six months ended 31 December 2006. The impairment write-downs consisted of A$50.9 million attributable to the Company’s Retisert patents and
A$32.5 million related to the patents and licenses of the Company’s pSiMedica subsidiary and its BrachySil product candidate. As more fully discussed in Note 10 of the Australian Annual Report for financial year 2007, these write-downs were the result of identifiable triggering events that required the Company to assess the recoverability of the carrying value of these intangible assets at 31 December 2006. No asset impairment write-downs were required for the six months ended
31 December 2007.

Research and Development – Other

Research and development decreased by approximately A$6.2 million, or 43%, to approximately A$8.2 million for the six months ended 31 December 2007, from approximately A$14.5 million for the six months ended 31 December 2006. This decrease was primarily attributable to the following factors, including the effect of a stronger Australian dollar relative to the US dollar and
Pound Sterling currencies:

(i)
a decrease of approximately A$5.9 million in amortization of intangible assets due to the effects of the A$94.4 million of impairment write-downs during the year ended 30 June
2007 related to the Company’s Retisert and BrachySil intangible assets; and

(ii)
a decrease of approximately A$2.6 million in the Company’s UK- and Singapore-based operating expenses as a result of (A) personnel cost reductions in the United Kingdom, which were implemented as cost reduction measures, and (B) reduced depreciation expense related to a clean room facility that was fully depreciated at 30 June 2007; partially offset by

(iii)
an increase of approximately A$1.8 million for shared development costs related to the Phase III clinical trial of the Medidur FA for DME product candidate.

Selling, General and Administrative

Selling, general and administrative costs decreased by approximately A$4.4 million, or 43%, to approximately A$5.8 million for the six months ended
31 December 2007 from approximately A$10.2 million for the six months ended 31 December 2006. This decrease was primarily attributable to the following factors, including the effect of a stronger Australian dollar relative to the US dollar:

(i)
a decrease of approximately A$700,000 of personnel and related costs related to the Company’s Australian operations, resulting from the ongoing consolidation of functions in
Boston, Massachusetts;

(ii)
a decrease of approximately A$850,000 of share-based payment expenses, primarily related to reduced amortization of non-vested ADSs issued in connection with the December 2005 acquisition of CDS, which were substantially vested prior to 30 June 2007;

(iii)
a decrease of approximately A$800,000 related to prior year operating expenses of the Company’s former AION Diagnostics, Inc. subsidiary, which was sold in April 2007;

(iv)
a decrease of approximately A$950,000 in legal, audit and consulting fees; and

(v)
a decrease of approximately A$280,000 related to fees incurred in the prior year period for financing transaction alternatives that were not consummated; partially offset by

(vi)
approximately A$230,000 of current period costs incurred for market development research for certain product candidates.

Change in Fair Value of Derivative

Change in fair value of derivative represented income of approximately A$6.9 million for the six months ended 31 December 2007 compared to income of approximately A$2.7 million for the six months ended 31 December 2006.

For the six months ended 31 December 2007, the change in fair value of derivative liabilities was related to warrants issued in financing transactions that were denominated in A$ (which was different from the Company’s US$ functional currency), and resulted in income of approximately A$6.9 million primarily due to a decrease in the market price of Shares during that period. These derivative liabilities will be subject to future revaluation through expiration, or earlier exercise, of the underlying Options. Several factors, primarily decreases or increases in the Company’s share price, will impact income or expense amounts, respectively, to be recorded in future periods.

For the six months ended 31 December 2006, the change in fair value of derivative liabilities was related to the embedded conversion features of the Company’s convertible notes, and resulted in income of approximately A$2.7 million primarily due to a decrease in the market price of Shares. There was no derivative liability associated with convertible notes during the six months ended 31 December 2007 due to the repayment in full of the Company’s convertible notes prior to 30 June 2007.

Interest and Finance Costs

Interest
and finance costs decreased by approximately A$7.9 million, or 96%, to A$347,000 for the six months ended 31 December 2007, from approximately A$8.2 million for the six months ended 31 December 2006. Interest and finance costs during the six months ended 31 December 2006 consisted predominantly of:

(i)
approximately A$967,000 of interest expense and approximately A$3.7 million of amortization of debt discount and issue costs in connection with convertible notes which were subsequently redeemed prior to 30 June 2007; and

(ii)
approximately A$3.2 million of registration rights delay penalties.

As of 30 June 2007, all required registration statements had been filed with and declared effective by the SEC.

In addition, during the six months ended 31 December 2007 and 2006, the Company accrued approximately A$347,000 and
A$343,000, respectively, of interest expense on the portion of shared Medidur FA for DME product candidate development costs that the Company elected not to pay.

Loss on Extinguishment of Debt

Loss on extinguishment of debt totaled approximately A$16.0 million for the six months ended 31 December 2006. In September 2006, the Company amended the terms of the convertible promissory note issued to Sandell in November 2005. The terms of the amendment agreement met the criteria that required the original note to be accounted for as an extinguishment of debt and the amended note to be accounted for as the issuance of a new convertible debt instrument. The terms of the amendment included consideration issued to Sandell of (i) warrants to purchase
5.7 million ADSs (valued at A$11.6 million using the Binomial Tree Model) and (ii) the payment of approximately A$1.3 million in cash. The calculation of the loss on extinguishment included the cash and non-cash consideration issued to
Sandell. In December 2006, the Company entered into a second amendment agreement in connection with the Sandell convertible note. The terms of the second amendment agreement met the criteria that required the previously amended note to be accounted for as an extinguishment of debt and the second amended note to be accounted for as the issuance of a new convertible debt instrument. The terms of the amendment included the issuance to Sandell of additional warrants to purchase 1.5 million
ADSs (valued at A$2.2 million using the Binomial Tree Model). The calculation of the loss on extinguishment included the value of this non-cash consideration issued to Sandell.

Deferred Income Tax Benefit

Deferred
income tax benefit decreased to A$35,000 for the six months ended 31 December 2007, from approximately A$26.4 million for the six months ended 31 December 2006. The primary reason for the smaller benefit in the current period is that since
30 June 2007 valuation allowances have been required to offset essentially all tax benefits associated with net operating loss carryforwards created during the current period, which was not the case for the earlier period. The limitation on the ability to record deferred tax assets since 30 June 2007 was primarily attributable to the significant impairment write-downs (and resulting decrease in the deferred tax liabilities) recorded in the year ended 30 June 2007 related to the
Company’s Retisert and BrachySil intangible assets.

(c)
Beneficial ownership

The tables below set out
information regarding beneficial ownership of the Shares, including Shares held by means of ADSs, as at 15 March 2008 by (a) any person or entity who, to the Company’s knowledge, owns 5% or more of the Shares and (b) the
Executives and the Directors. Unless otherwise indicated, the address for each of the beneficial owners listed is C/- pSivida Limited, Level 16, 190 Queen Street, Melbourne VIC 3000, Australia, telephone +61 8 9227 8327, facsimile +61 8 9227 6838.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting or investment power with respect to securities. Shares relating to Options currently exercisable or exercisable within 60 days of 15 March 2008 are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

Except as indicated, and subject to community property
laws where applicable, the persons named in the tables below have sole voting and investment power with respect to all of the Shares shown as beneficially owned by them.

5% Beneficial Owner

Number of Shares Beneficially Owned

Percentage of Shares Beneficially Owned(1)

Pfizer, Inc. C/- K R O’Connell Pfizer Global R & D Headquarters 50 Pequot Avenue New London, CT 06320 USA

74,483,748
(2)

10.19
%

ORBIS Investment Management (Australia) Pty Limited. Level 2, Challis House, 4-10 Martin Place Sydney, Australia NSW 2000

37,983,297
(3)

5.19
%

(1)
The percent of ownership for each person on 15 March 2008 is calculated by dividing (a) the total number of Shares beneficially owned by the person by (b) the sum of
(i) 730,518,775 Shares issued and outstanding as at 15 March 2008 and (ii) the total of Shares related to Options currently exercisable, or exercisable within 60 days of 15 March 2008, for that person.

(2)
Includes 22,483,748 Shares and 5,200,000 ADSs (52,000,000 Shares), as referenced in the Form 13D filing dated 17 July 2007. Does not include Options to purchase 2,080,000 ADSs
(20,800,000 Shares) with an exercise price of US$1.65 per ADS (US$0.165 per Share) expiring in July 2012. Pfizer, Inc. does not own any other Options.

(3)
Includes 37,983,297 Shares, as referenced in the Form 13G/A filing dated 8 February 2008. Does not include Options to purchase 8,219,178 Shares with an exercise price of
A$0.192 per share expiring in July 2012. ORBIS Investment Management (Australia) Pty Limited does not own any other Options.

Directors and Executives of Company

Number of Shares Beneficially Owned

Number of Shares Acquirable Within 60 Days

Total Beneficial Ownership

Percent of Shares Beneficially Owned(1)

Dr David Mazzo(2)

20,000

200,000

220,000

*

Mr Michael Rogers(3)

—

200,000

200,000

*

Dr Katherine Woodthorpe

—

—

—

*

Dr Paul Ashton(4)(5)

17,203,680

602,280

17,805,960

2.44
%

Mr Aaron Finlay(6)

15,000

1,100,000

1,115,000

*

Ms Lori Freedman(7)

2,592,320

202,083

2,794,403

*

Mr Michael Soja(8)

2,760,460

202,083

2,962,543

*

Dr Roger Brimblecombe(9)**

613,200

924,111

1,537,311

*

Mr Gavin Rezos(10)(11)**

11,490,282

4,971,799

16,462,081

2.24
%

Current Directors and Executives as a group (6 persons)

22,576,460

1,406,446

23,982,906

3.28
%

Refer to section 10.13(a) and 10.14(a) for information on the total number of Shares and Options held by the Company’s directors and executive officers.

*
Represents holdings of less than 1% of Company’s outstanding capital stock.

**
Represents balance of Shares held by former director as of date of resignation and balance of Options held by former director as of 15 March 2008.

(1)
The percent of ownership for each person on 15 March 2008 is calculated by dividing (a) the total number of Shares beneficially owned by the person by (b) the sum of
(i) 730,518,775 Shares issued and outstanding as at 15 March 2008 and (ii) the total of Shares related to Options currently exercisable, or exercisable within 60 days of 15 March 2008, for that person.

(2)
All such Options are held directly by Dr Mazzo available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on 30 September
2010.

(3)
All such Options are held directly by Mr Rogers available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on
30 September 2010.

(4)
Of such Shares, 16,532,410 are held directly by Dr Ashton and 671,270 are held by Dr Ashton Children’s Irrevocable Trust as to which Dr Ashton disclaims beneficial ownership.

(5)
Of such Options, 352,280 are held directly by Dr Ashton and available to be exercised into an equal number of Shares with an exercise price of US$0.22709 per share expiring on
25 August 2009; and 250,000 are held directly by Dr Ashton available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on 30 September 2010.

(6)
Of such Options 700,000 are held by Mrs Sophie Finlay as trustee for the Aylesford Trust available to be exercised into an equal number of Shares with an exercise price of
A$1.18 per share expiring on 5 August 2009; 200,000 are held by Mrs Sophie Finlay as trustee for the Aylesford Trust available to be exercised into an equal number of Shares with an exercise price of A$0.80 per share expiring on
31 March 2010; and 200,000 are held by Mrs Sophie Finlay as trustee for the Aylesford Trust available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on 30 September 2010.
Mr Finlay served as Company Secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008.

(7)
Of such Options, 118,750 are held directly by Ms Freedman available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on
30 September 2010; and 83,333 are held directly by Ms Freedman available to be exercised into an equal number of Shares with an exercise price of A$0.325 expiring on 30 September 2011.

(8)
Of such Options, 118,750 are held directly by Mr Soja available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on
30 September 2010; and 83,333 are held directly by Mr Soja available to be exercised into an equal number of Shares with an exercise price of A$0.325 expiring on 30 September 2011.

(9)
Of such Options, 549,111 are held directly by Dr Brimblecombe available to be exercised into an equal number of Shares with an exercise price of A$1.18 per share expiring in
August 2009; 300,000 are held directly by Dr Brimblecombe available to be exercised into an equal number of Shares with an exercise price of A$0.80 per share expiring on 31 March 2010; and 75,000 are held directly by Dr Brimblecombe available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on 30 September 2010. Dr Brimblecombe retired as Acting Executive Chairman on 24 January 2007.

(10)
Of such Shares, 2,018,630 are directly held by Mr Rezos, 3,325,717 are held by Joanne Rezos, Mr Rezos’ wife, 3,059,333 are held by Mr and Mrs Rezos as trustees for the Rezos family superannuation Fund, 2,510,607 are held by Aymon Pacific Pty Ltd as trustee for the Jerezos Discretionary Trust and 376,995 are held by Viaticus Capital Pty Ltd, a Australian corporation owned by Mr Rezos. Mr Rezos may be deemed to be the beneficial owner of the Shares held directly by Aymon Pacific Pty Ltd as trustee for the Jerezos Discretionary Trust, Mr and Mrs Rezos as trustees for the Rezos Family Superannuation Fund, Mrs Rezos and Viaticus Capital
Pty Ltd. Mr Rezos resigned as Managing Director on 31 July 2006.

(11)
Of such Options, 2,771,030 are held directly by Mr Rezos available to be exercised into an equal number of Shares with an exercise price of A$1.18 per share expiring in August
2009; 600,000 are held directly by Mr Rezos available to be exercised into an equal number of Shares with an exercise price of A$0.80 per share expiring on 31 March 2010; 600,000 are held by Mrs Rezos available to be exercised into an equal number of Shares with an exercise price of A$0.92 per share expiring on 30 September 2010; 450,769 Options (acquired in connection with a participation in the Company’s December 2006 unit offering) are held directly by Mr Rezos available to be exercised into an equal number of Shares with an exercise price of A$0.26 per share expiring on 31 December 2010; and 550,000 Options (acquired in connection with a participation in the Company’s February 2007 unit offering) are held by the Rezos Family Superfund available to be exercised into an equal number of Shares with an exercise price of A$0.23 per share expiring on 22 February 2010. Mr Rezos resigned as Managing Director on 31 July 2006.

5.4
The Company’s Directors and Senior Management

As at the date of this Information Memorandum, the Directors are as follows:

(a)
Dr David J. Mazzo, Non-executive Chairman

Dr Mazzo most recently served as the President and Chief Executive Officer and as a member of the Board of Directors of Aeterna Zentaris, Inc. until April 2008. Prior to joining Aeterna Zentaris, Dr Mazzo served in management positions in several international pharmaceutical companies, most recently as President and Chief Executive Officer of Chugai Pharma USA, the US affiliate of the large Japanese pharmaceutical company, Chugai, a member of the Roche Group. Prior to that he served as Senior Vice President, Global Development Operations at the Schering-Plough Research Institute and as Senior Vice President and Global Head Pharmaceutical Development at Hoechst Marion Roussel. Dr Mazzo was awarded his B.S.
degree in Chemistry and B.A. degree in Honors (Interdisciplinary Humanities) from Villanova University and his doctorate degree in analytical chemistry from the University of Massachusetts, Amherst. He complemented his education in the USA with a position as a research fellow at the Ecole Polytechnique de Lausanne in Switzerland.

Dr Mazzo was appointed Non-Executive Chairman of
the Board of Directors on 24 January 2007. Prior to that date, Dr Mazzo was a Non-Executive Director. Dr Mazzo is also a director of NASDAQ-listed Avanir Pharmaceuticals (appointed 1 August 2005).

(b)
Dr Paul Ashton, Managing Director

Dr Ashton
was the President, Chief Executive Officer (CEO), and a director of CDS prior to its acquisition by the Company on 30 December 2005. Dr Ashton was a co-founder of CDS, which was formed in 1991. He served as a member of the board of directors of CDS for many years until CDS’ acquisition by the Company, and as CEO from 1996 until CDS’ acquisition by the Company. Both before and after co-founding CDS, Dr Ashton worked at the University of Kentucky where he was a joint faculty member in the Departments of Ophthalmology and Surgery. He also served on the faculty of Tufts University for four years and worked as a pharmaceutical scientist at Hoffman-La-Roche. Dr Ashton received a BSc (Hons) in chemistry from Durham University, England, and a PhD in pharmaceutical science from the University of Wales and is a visiting professor of Ophthalmology at the University of Kentucky.

(c)
Mr Michael Rogers, Non-executive Director

Mr Rogers is the Executive Vice President, Chief Financial Officer and Treasurer of Indevus, a position he has held since joining Indevus in February 1999. From February 1998 to December 1998, Mr Rogers was Executive Vice
President and Chief Financial and Corporate Development Officer at Advanced Health Corporation, a publicly-traded health care information technology company. From July 1995 to November 1997, he was Vice President, Chief Financial Officer and
Treasurer of AutoImmune, Inc., a publicly-traded biopharmaceutical company. From July 1994 to July 1995, Mr Rogers was Vice President, Investment Banking at Lehman Brothers, Inc. From 1990 to 1994, he was associated with PaineWebber, Inc., serving most recently as Vice President, Investment Banking Division. Mr Rogers received an M.B.A. from the Darden School at the University of Virginia and a B.A. from Union College.

Mr Rogers chairs the Audit Committee and is a designated “audit committee financial expert.”

(d)
Dr Katherine Woodthorpe, Non-executive Director

Dr Woodthorpe is the Chief Executive of the Australian Private Equity & Venture Capital Association Limited (AVCAL), a position she has held since December 2006. In addition, Dr Woodthorpe has been Chair of the Antarctic
Climate and Ecosystems Cooperative Research Centre since 2002, Director of Insearch Ltd since 2000 and Council Member, University of Technology Sydney since 2004. Prior to AVCAL, she worked as a professional Non-Executive Director and management adviser; her areas of

expertise included developing strategies for rapid growth and commercialization of technology products and services.

As at the date of this Information Memorandum, the Company’s senior management team (excepting Dr. Ashton listed above) is as follows:

(a)
Ms Lori Freedman, Vice President of Corporate Affairs, General Counsel and Company Secretary

Ms. Freedman was appointed Vice President for Corporate Affairs, General Counsel and Company Secretary of pSivida Limited on 23 May 2006. Prior
to her appointment, she served as CDS’ Vice President of Corporate Affairs, General Counsel, and Secretary from 2001 until 23 May 2006. From March 2001 through September 2001, Ms. Freedman served as Vice President, Business
Development, and Counsel of Macromedia, Inc., a provider of software for creating Internet content and business applications. She served as Vice President, General Counsel, and Secretary of Allaire Corporation, a provider of Internet infrastructure for building business applications, from 1999 until Allaire was acquired by Macromedia in 2001. From May 1998 to December 1998, she worked for Polaroid Corporation as a Corporate Counsel. Prior to joining Polaroid, Ms. Freedman was with the law firm of McDermott, Will & Emery. Ms. Freedman received a B.S. in Economics and Psychology from Brandeis University and a J.D. from Boston University.

(b)
Mr Michael Soja, Vice President of Finance and Chief Financial Officer

Mr. Soja was appointed Vice President of Finance and Chief Financial Officer of pSivida Limited on 23 May 2006. Prior to his appointment, he served as CDS’ Vice President of Finance and Chief Financial
Officer from 2001 until 23 May 2006. From 1974 to 2001, he was employed by XTRA Corporation, a lessor of transportation equipment, serving as Vice President and Chief Financial Officer from 1980 to 2001. Mr. Soja received a B.A. in
Mathematics from the College of the Holy Cross in 1970, an M.S. in Accounting from Northeastern University in 1971 and an M.B.A. from Babson College in 1978.

(c)
Mr Brian Leedman, Vice President of Investor Relations

Mr Leedman is a marketing and communications specialist with more than 10 years experience at Westpac Banking Corporation and Ernst & Young. As the former Group Marketing Manager of Ernst & Young in Perth, Mr Leedman was
responsible for building industry relationships, public relations and brand management. Mr Leedman is a Board Member of the Australia Israel Chamber of Commerce and the Perth City Heritage Appeal, where he is also Chair of the Fundraising Committee.
Mr Leedman holds a Bachelor of Economics and a Master of Business Administration from the University of Western Australia.

The directors of
New pSivida immediately after the Reincorporation will be identical to the Directors immediately before the Reincorporation. The executive officers of New pSivida immediately after the Reincorporation will be identical to the Executives immediately prior to the Reincorporation.

5.5
Material Change in the Company’s Financial Position since the Last Annual Published Accounts (30 June 2007)

A summary statement of the Company’s financial position for the financial years ended 30 June 2007 and 2006 is set out above in section 5.3.

The summary statement of financial position does not reflect a material change in financial position occasioned by the Company and Alimera
Sciences amending their license and collaboration agreement. On 14 March 2008, the Company entered into an amended and restated license and collaboration agreement with Alimera Sciences relating to Medidur FA for DME, pursuant to which the
Company decreased its share in future profits of Medidur FA for DME from 50% to 20% in exchange for consideration of up to approximately US$78 million. Alimera Sciences will also pay to the Company 20% of royalties received by

Alimera Sciences pursuant to any third-party agreements relating to the commercialization of the licensed products (after deducting certain commercialization costs) and 33 1/3% of all non-royalty consideration received by Alimera Sciences from such third parties (after deducting certain fair market value amounts, if any, paid for equity securities of Alimera Sciences and certain reasonable out-of-pocket expenses incurred with respect to securing the third-party arrangement).

Within the knowledge of the Board, except as otherwise disclosed in the preceding paragraph and elsewhere in this Information Memorandum, there has been no material change to the Company’s financial position since 30 June 2007, the date of the Company’s last published balance sheet put before Shareholders in general meeting or sent to Shareholders.

5.6
The Company’s Issued Securities

As at the
date of this Information Memorandum, the Company’s issued securities comprise:

(a) 730,518,775 Shares; and

(b) 466,210,932 Options.

The Company is
under no obligation to issue further Shares before commencement of the Scheme Meeting, other than Shares issued upon the exercise of certain Options. There are no arrears in dividends or defaults in principal or interest with respect to any of the
Company’s outstanding securities.

(a)
Shares

The Company’s trading volume on ASX
for the financial year ended 30 June 2007 was approximately 332,036,000 Shares. The Company’s trading volume on the Frankfurt Stock Exchange for the financial year ended 30 June 2007 was approximately 65,737,000 Shares (composed of the trading of Shares and the trading of ADSs, each of which represents 10 Shares). The Company’s trading volume on Nasdaq for the financial year ended 30 June 2007 was approximately 270,173,000 Shares (composed of the trading of ADSs, each of which represents 10 Shares).

(b)
Options

The Options entitle Optionholders to
subscribe for Shares or ADSs. The issued Options include Options to purchase 177,686,442 Shares and Options to purchase 28,852,449 ADSs (the equivalent of 288,524,490 Shares).

5.7
Continuously Disclosing Entity

As a company listed
on the stock market operated by ASX and a “continuously disclosing entity” under the Corporations Act, the Company is subject to regular reporting and disclosure obligations. Broadly, these reporting and disclosure obligations require the
Company to announce price sensitive information as soon as the Company becomes aware of that information, subject to exceptions for certain confidential information. The announcements made by the Company to ASX are available on the ASX website at:
www.asx.com.au.

Further announcements concerning developments at the Company will continue to be made available on the ASX website after the date of this Information Memorandum. Continuous disclosure documents and reports lodged in relation to the Company can also be obtained from any office of ASIC.

The Company is also subject to reporting and disclosure obligations under the Nasdaq Marketplace Rules. The Company must publicly disclose (subject to certain exceptions) any material information that would reasonably be expected to affect the value of Company securities or influence investor decisions, and must also provide Nasdaq with advance notification of such public disclosures.

6.
PROFILE OF NEW PSIVIDA

6.1
Background

New pSivida is a wholly-owned
subsidiary of the Company incorporated in the United States under the laws of the State of Delaware on 20 March 2008. The rights of New pSivida security holders are primarily governed by Delaware law, US federal law and New pSivida’s certificate of incorporation and bylaws.

6.2
New pSivida’s Business

The Company
incorporated New pSivida for the purpose of re-domiciling the Company in the United States under the Reincorporation. Accordingly, New pSivida has not conducted any business other than entering into the agreements and performing the acts summarised in this Information Memorandum. If the Reincorporation is approved, then New pSivida’s business will consist entirely of the business of the Company, which will become New pSivida’s wholly-owned subsidiary prior to deregistration without a winding up.

In order to carry on business in Australia and be listed on ASX, New pSivida has been registered as a foreign company under the
Corporations Act. New pSivida’s registration number is 130 843 177. Travinto Nominees Pty Limited was appointed as the Australian local agent of New pSivida on 24 April 2008. The registered address of Travinto Nominees Pty Limited in Australia is Level 35, Grosvenor Place, 225 George Street, Sydney NSW 2000.

As a registered foreign company, New pSivida is required to file its annual accounts with ASIC and to comply with various other notification requirements of ASIC, such as notifying ASIC of the appointment or resignation of directors or changes to constituent documents. As a “continuously disclosing entity”
for the purposes of the Corporations Act, New pSivida is also required to comply with the continuous disclosure provisions contained in the Corporations Act and the Listing Rules.

New pSivida will remain subject to the ASX Listing Rules, as it will be listed on ASX as part of the Reincorporation.

6.3
New pSivida’s Directors and Executive Officers

New pSivida’s board of directors immediately after the Reincorporation will be identical to the Board immediately prior to the Reincorporation.

New pSivida’s executive officers immediately after the Reincorporation will be identical to the Company’s Executives immediately prior to the Reincorporation.

6.4
New pSivida’s Issued Securities

Currently,
New pSivida has on issue only one share of common stock held by the Company. This share was issued for par value. Under US Law, this share will automatically become treasury stock, and no longer be outstanding, upon implementation of the
Reincorporation.

Under the Reincorporation, New pSivida will issue New pSivida Shares. Shareholders will have their Shares transferred to
New pSivida by order of the Court, and in exchange will receive these New pSivida Shares.

There are certain important differences between
the rights attaching to the Company’s securities and the rights attaching to New pSivida’s securities. There are also a number of significant differences between the laws governing the Company’s securities and the laws governing New
pSivida’s securities. The New pSivida securities, and the differences between Company securities and New pSivida securities, are discussed below and in more detail in the table in Annexure E.

(a)
New pSivida Shares

New pSivida Shares will have
the same rights as the Shares, including as to voting, dividends and return of capital, except that New pSivida Shares will have different per share values and shareholder rights enforcement provisions than those of the Shares. New pSivida will have a smaller number of shares on issue than the number of Shares currently on issue in the Company, so that the number of shares outstanding is more appropriately calibrated to a company of New pSivida’s size and stage of business development.

(i)
Different per share values

CDIs and New pSivida Shares
will be issued on a 1 to 40 basis with Shares. This means that each Eligible Scheme Participant will receive only one CDI or New pSivida Share for every 40 Shares held as at the Record Date. Although each Eligible Scheme Participant will receive a smaller number of CDIs or New pSivida Shares than he or she holds in the Company as of the Record Date, each Eligible Scheme Participant will receive CDIs or New pSivida Shares which represent the same proportion of the total issued capital as the
Shares or ADSs held in the Company as at the Record Date, (subject to fractional share adjustments).

Eligible Scheme Participants who would
otherwise receive fractional CDIs or New pSivida Shares as a result of the 1 to 40 share exchange ratio will instead receive the cash value of such fractional CDIs or New pSivida Shares, as set out more fully in section 7.1.

(ii)
Different shareholder rights enforcement provisions

New
pSivida Shares will have shareholder rights governed by different corporate documents and different laws than those governing Shares. The primary corporate documents governing New pSivida shareholder rights will be New pSivida’s certificate of incorporation and bylaws rather than the Company’s constitution. The primary laws governing New pSivida shareholder rights will be the laws of the State of Delaware and US federal law, rather than Australian law. For further details on the differences between New pSivida’s and the Company’s governing documents and governing laws, please see Annexure E to this Information Memorandum.

New pSivida will remain subject to some provisions of the Corporations Act based on its status as a registered foreign company under the Corporations Act. However, New pSivida will not remain subject to many provisions of the Corporations Act to which the Company is currently subject. New pSivida will remain subject to the ASX Listing Rules as it will be listed on ASX as part of the Reincorporation.

New pSivida will remain subject to the jurisdiction of Australian courts as a result of New pSivida’s status as a registered foreign company under the Corporations Act. However, it is not clear that an Australian court would accept jurisdiction to hear shareholder actions, since New pSivida is a US company; shareholder actions may need to be brought in the Delaware or US federal courts.

(b)
New pSivida CDIs

Eligible Scheme Participants
(other than the ADS Depositary who will be issued New pSivida Shares) will be issued CDIs as part of the Reincorporation. Each CDI will represent an interest in one underlying New pSivida Share, carrying all the rights and entitlements described above.

CDI holders will receive all the economic benefit of actual ownership of the underlying New pSivida Shares, although the legal title to the Shares will be held by the Depositary on behalf of the CDI holders.

There are no ASX or ASTC fees charged to holders of CDIs. The
CDI holders will not be required to pay fees to the Depositary for buying, holding or selling the CDIs. CDI holders may be subject to Depositary fees if they choose to transfer their CDIs quoted on the ASX for New pSivida Shares listed on Nasdaq.

Further information on CDIs is set out in Annexure D.

(c)
Options

In the Reincorporation, all outstanding
Options to acquire Shares or ADSs at the Record Date will by order of the Court be transferred to, and assumed by, New pSivida. The Options will thereupon automatically become options to acquire CDIs or New pSivida Shares. Following the
Reincorporation, the Options will have substantially the same terms and conditions as they had prior to the Reincorporation, except that they will be equitably adjusted to reflect the Reincorporation, including the Reincorporation’s 1 to 40 share exchange ratio.

(i)
Number of Options

For every 40 Shares or 4 ADSs into
which an Option could be exercised prior to the Reincorporation, such Option may be exercised into 1 CDI or New pSivida Share after the Reincorporation. After eliminating fractional entitlements to the extent possible, any remaining fractional entitlements will be handled in accordance with the relevant Option’s provisions.

(ii)
Exercise prices of Options

An Option’s exercise
price will be 40 times higher (in the case of an Option for Shares) or 4 times higher (in the case of an Option for ADSs) than its exercise price prior to the Reincorporation.

6.5
Intentions of New pSivida

New pSivida presently
intends for its business to consist entirely of the business of the Company, as detailed in section 6.2 of this Information Memorandum.

6.6
Pro Forma Financial Statements

Immediately
following the Reincorporation, New pSivida will have the same assets and liabilities as the Company had immediately before the Reincorporation. As a result, the pro forma financial position of the Company immediately following the Reincorporation will be the same as the financial position of the Company immediately prior to the Reincorporation. Refer to section 5.3 for information about the financial position of the Company.

7.
IMPLEMENTATION OF THE REINCORPORATION

7.1
The Reincorporation

The Reincorporation involves
the establishment of a new corporate structure for the Company, under which New pSivida (a new company incorporated in Delaware, United States) will become the ultimate parent company of the Company and its direct and indirect subsidiaries, and the
Company will be deregistered without a winding up.

Under the Scheme, Shareholders will have all of their Shares transferred to New pSivida by order of the Court, and in exchange will receive CDIs representing New pSivida Shares (except for the ADS Depositary, which will receive New pSivida Shares for distribution to ADS Holders).

(a)
Scheme of arrangement

The Reincorporation will be
effected by way of a Court-approved scheme of arrangement under Part 5.1 of the Corporations Act.

The detailed steps involved in
implementing the Scheme, including the conditions to the Scheme, are set out in section 10.

(b)
Issue of CDIs or New pSivida Shares

As a result of
the Scheme, an Eligible Scheme Participant who holds Shares that trade on ASX will receive one CDI (or, in the case of the ADS Depositary, one New pSivida Share) for every 40 Shares held. Each CDI will represent an interest in one underlying New
pSivida Share.

As a result of the Scheme, ADS Holders will receive one New pSivida Share for every 4 ADSs held. Each ADS represents 10
Shares.

(c)
Fractional entitlements

Eligible Scheme
Participants who would otherwise receive fractional CDIs or New pSivida Shares as a result of the share exchange ratio will instead receive the cash value of such fractional CDIs or New pSivida Shares. The cash value received for fractional CDIs or
New pSivida Shares will be the product of (i) the fraction held multiplied by (ii) the closing price per share of Shares on ASX on the date immediately prior to the Effective Date.

With regard to Options, after eliminating fractional entitlements to the extent possible, any remaining fractional entitlements will be handled in accordance with the relevant Options’ contractual provisions.

(d)
Shareholders in jurisdictions outside Australia and the United States

Investigating and complying with the potential securities law restrictions in every country in which the Company has Shareholders could be prohibitively costly. Therefore, Shareholders whose addresses recorded in the
Share Register are outside of Australia, Canada, France, Germany, Hong Kong, Ireland, Jersey, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the United States will not receive CDIs or New pSivida Shares under the Scheme, unless New pSivida is satisfied, before the Record Date and without being obliged to conduct any investigations into the matter, that such Shareholders lawfully can be issued CDIs or New pSivida Shares pursuant to the Scheme.

Instead, CDIs representing the New pSivida Shares that would otherwise have been issued to such Shareholders will be issued to a nominee appointed by New
pSivida. In respect of Shares held by Ineligible Foreign Shareholders on the Record Date, New pSivida will issue to the Nominee for sale on behalf of the Ineligible Foreign Shareholders one CDI for every 40 Shares held by such Ineligible Foreign
Shareholders as at the Record Date. New pSivida will cause the Nominee to sell those CDIs at such price and on such terms as the Nominee determines. The Nominee will then distribute the proceeds to the Ineligible Foreign Shareholders (calculated on an averaged basis so that all Ineligible Foreign Shareholders receive the same price per CDI, subject to rounding to the nearest whole cent)

after deduction of any brokerage, taxes or other costs of sale (such amounts to be paid in AUD). As at 28 February 2008, Shares held by Ineligible
Foreign Shareholders accounted for less than 0.1% of the Shares outstanding.

New pSivida has been appointed as the agent for the Ineligible
Foreign Shareholders to receive any notice (including a Financial Services Guide and any update of that document) that the Nominee or any other financial services provider is required to provide under the Corporations Act in connection with the service described above. Any notice received by New pSivida as agent for such Ineligible Foreign Shareholders will be made available on New pSivida’s website at www.psivida.com. The notice will also be posted to any of those Ineligible Foreign
Shareholders who request this in writing.

(e)
Approvals

The following approvals, among others,
must be obtained in order to complete the Reincorporation:

(i)
The Scheme must be approved at a meeting of the holders of Shares by:

(A)
unless the Court orders otherwise, a majority in number of the Shareholders present and voting on the resolution at the meeting either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative; and

(B)
at least 75% of the total number of votes cast by Shareholders on the resolution either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative.

(ii)
The Scheme must also be approved by the Court, which is scheduled to consider the Scheme at a hearing on 10 June 2008.

(f)
Board of Directors

The board of directors of New
pSivida immediately after the Reincorporation will be identical to the Board immediately prior to the Reincorporation.

Information about
the current Board and the proposed board of directors of New pSivida can be found in sections 5 and 6 of this Information Memorandum.

7.2
CDIs

The electronic transfer system used on ASX,
known as CHESS, cannot be used directly for the transfer of securities of foreign companies. To enable companies such as New pSivida to have their securities cleared and settled electronically through CHESS, depositary instruments called CDIs are issued.

CDIs confer beneficial ownership in foreign securities, with legal title to the securities being held by a depositary, CHESS
Depositary Nominees Pty Limited (CDN), a subsidiary of ASX. CDI holders receive all of the economic benefits of actual ownership of the underlying shares. A more detailed description of CDIs and a summary of the rights and entitlements of CDI holders is set out in Annexure D of this Information Memorandum.

Holders of CDIs who wish to attend, address and vote at New pSivida general meetings will be able to do so. Under the ASX Listing Rules, an issuer of CDIs must allow CDI holders to attend any meeting of holders of the underlying securities unless the laws of the jurisdiction in which that issuer is established prevent the CDI holders from attending the meeting.

In order to vote, the CDI holders have the following choices:

(i)
instructing CDN, as legal owner, to vote the New pSivida Shares underlying their CDIs in a particular manner—the instruction form must be completed and returned to the New
pSivida stock registry prior to the meeting;

(ii)
informing New pSivida that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purpose of attending and voting at a general meeting; or

(iii)
converting their CDIs into a holding of New pSivida Shares, and voting these at the meeting (however, if thereafter they wish to sell their investment on ASX, it would be necessary first to convert New pSivida Shares back to CDIs) — this must be undertaken prior to the record date for the meeting.

As
holders of CDIs will not appear on the New pSivida stock register as the legal holders of New pSivida Shares, they will not be entitled to vote at New pSivida shareholder meetings unless one of the above steps is undertaken.

The details on how to convert CDIs to New pSivida Shares are set out in Annexure D of this Information Memorandum. Proxy forms and details of the alternatives outlined above will be included in each future notice of meeting sent to CDI holders by New pSivida.

7.3
ADSs

ADSs are depositary instruments that allow
foreign companies to have their securities traded in the United States. ADSs confer beneficial ownership in underlying foreign securities on ADS holders, while conferring legal title to those underlying foreign securities on a depositary. The
Company’s ordinary shares trade on Nasdaq through ADSs, with each ADS representing 10 ordinary shares.

ADS Holders will be entitled to
vote the number of ordinary shares underlying their respective ADSs at the Scheme Meeting in accordance with the terms of the deposit agreement pertaining to the ADSs.

7.4
Tax Ruling

Information on the tax implications for
Shareholders is set out in section 9. However, all Shareholders should consider the tax consequences of the Reincorporation, if implemented, in light of their particular circumstances in the jurisdictions in which they are subject to taxation.

A class ruling application has been lodged with the ATO seeking confirmation that the conditions for scrip for scrip rollover relief are satisfied, and that rollover relief is available in relation to the transfer of Shares to New pSivida under the Scheme. Shareholders will be advised of the outcome of the final ruling.

The Company will not request a ruling from the IRS with respect to the US tax aspects of the Reincorporation.

8.
INDEPENDENT EXPERT’S REPORT

The Independent
Expert’s Report is discussed in section 4.3 and set out in full in Annexure H of this Information Memorandum

9.
TAXATION IMPLICATIONS OF THE REINCORPORATION

9.1
Australian Tax Implications of the Reincorporation

(a)
Important notice

The purpose of this section is to
provide an overview of the key Australian tax issues arising from the Reincorporation.

The issues highlighted in this section may be
relevant for both corporate and individual Shareholders, resident and non-resident Shareholders, and Australian superannuation funds. However, this section does not provide a comprehensive analysis of the key Australian tax issues which are discussed here. It is merely intended to provide a very broad overview of some of the key relevant tax issues to Shareholders, and should not be relied upon as professional advice.

Each Shareholder will face specific circumstances which may not necessarily be addressed in this section. It is therefore recommended that Shareholders each seek their own professional advice on the key Australian tax implications of agreeing to the proposed Scheme.

Any comments in this
section regarding income tax treatment do not apply to Optionholders who acquired their Options through an employee share scheme to which Division 13A of Part III of the Tax Acts applies. In addition any comments regarding income tax treatment do not relate to other types of Options.

Any conversions between Australian and foreign currencies occurring in respect of the Reincorporation may be relevant in the calculation of your assessable income for Australian tax purposes. You should seek further professional advice on whether this is a relevant consideration in your specific circumstances.

(b)
Transfer of Shares by Australian resident Shareholders

(i)
Shares held by individuals on capital account

Provided
your Shares are assets acquired after 19 September 1985 (post CGT assets) you may potentially derive a capital gain from the transfer of Shares if the market value of New pSivida Shares received is greater than the cost base of the Shares. If the reduced cost base of the Shares is more than the market value, a capital loss will arise from the transfer of Shares.

If you have a net
capital gain in a given year of income, that amount will be included in your assessable income. If you have a net capital loss in a given year of income, you may carry forward that amount to reduce taxable capital gains derived in future years of income.

If you have a net capital gain, you may potentially (depending on your specific circumstances) be able to reduce your CGT liability through the following ways:

•

You should be able to claim scrip for scrip rollover relief (subject to certain conditions being met). Broadly this means that the capital gains from the transfer of Shares will be disregarded until the New pSivida Shares are eventually disposed of. The Australian Taxation Office is expected to issue a class ruling which sets out the operation of the scrip for scrip rollover relief provisions in the present case.

•

If the scrip for scrip rollover applies, you can work out the cost base of your New pSivida Shares by (among other things) reasonably attributing to it the cost base of your original interest for which it was exchanged and for which you obtained the roll-over.

•

If the scrip for scrip rollover is not chosen, you may be eligible for a 50% discount on the amount of any capital gains net of capital losses and net capital losses on the disposal of New pSivida Shares if such disposal took place at least twelve months after the acquisition of those Shares. This means very broadly that only half of your capital gains (net of capital losses) will be assessable capital gains.

You should seek further professional advice on the CGT implications of transfers of Shares held on capital account.

(ii)
Shares held by individuals on revenue account

Gains from
the transfer of Shares may be taxable as ordinary income and losses from the transfer of Shares may be deductible if you are in the business of trading in shares or otherwise hold the Shares on revenue account. If you hold the Shares on revenue account, you may be able to utilise your prior year tax losses to reduce the amount of ordinary income (if any) which is assessable in a given year of income. Losses (if any) from the transfer of Shares may be carried forward to be utilised against your income in future years of income.

However, you will not be able to claim scrip for scrip rollover relief in respect of any revenue gain, nor will you be eligible for the 50% discount on the amount of taxable capital gains reduced by any revenue gain. You will not be able to utilise your capital losses (if any) against any revenue gain.

(iii)
Shares held by companies on capital account

The comments
in subparagraph (b)(i) of this section should broadly apply to companies holding the Shares on capital account. However, the 50% discount will not be available to the companies.

(iv)
Shares held by companies on revenue account

The comments
in subparagraph (b)(ii) of this section should broadly apply to companies holding the Shares on revenue account.

(v)
Shares held by Australian complying superannuation funds

The comments in subparagraph (b)(i) of this section should broadly apply to Australian complying superannuation funds holding the Shares on capital account. However, provided the Shares are held on capital account, the discount percentage for capital gains will be 33 1/3
% (and not 50%).

(c)
Future dividends received by Australian resident shareholders

(i)
Taxation of foreign dividends

Generally you will be
subject to Australian income tax on any dividends you may be paid by New pSivida from time to time. However, if a corporate resident shareholder holds at least 10% of the total voting power in New pSivida, it may not be assessed on the dividends if certain conditions are satisfied.

(ii)
Dividends subject to foreign tax

You may be liable to pay
foreign tax (such as US withholding tax) in respect of any dividends you may receive from New pSivida from time to time.

From 1 July
2008, you may be entitled (provided certain conditions are satisfied) under the new foreign income tax offset rules to a non-refundable tax offset for foreign income tax paid on an amount included in assessable income. The offset can effectively reduce the potential Australian tax payable on the amount included in assessable income. Before 1 July 2008, you may be entitled to foreign tax credits on the amount of foreign tax that you paid (or that was paid on your behalf) in respect of assessable dividends.

(d)
Future disposal of shares by Australian resident shareholders

(i)
Shares held by individuals on capital account

You may
potentially derive a capital gain from the future disposal of your New pSivida Shares. If the reduced cost base of the New pSivida Shares is more than the market value, a capital loss will arise from the transfer of New pSivida Shares.

If you have a net capital gain in a given year of income, that amount will be included in your assessable income. If you have a net capital loss in a given year of income, you may carry forward that amount to reduce taxable capital gains derived in future years of income.

If you have a net capital gain, you may potentially (depending on your specific circumstances) be able to reduce your capital gains tax (CGT) liability through a 50% discount on the amount of capital gains (net of capital losses and net capital losses). This means very broadly that only half of your capital gains will be assessable capital gains.

(ii)
Shares held by individuals on revenue account

The
comments in subparagraph (b)(ii) of this section should broadly apply to individuals holding the New pSivida Shares on revenue account.

(iii)
Shares held by companies on capital account

The comments
in subparagraph (d)(i) of this section should broadly apply to companies holding the New pSivida Shares on capital account. However, the 50% discount will not be available to the companies.

(iv)
Shares held by companies on revenue account

The comments
in subparagraph (b)(ii) of this section should broadly apply to companies holding the New pSivida Shares on revenue account.

(v)
Shares held by Australian complying superannuation funds

The comments in subparagraph (d)(i) of this section should broadly apply to Australian complying superannuation funds holding the New pSivida Shares on capital account. However, provided the New pSivida Shares are held on capital account, the discount percentage for capital gains will be 33 1/3% (and not 50%).

(e)
Non-resident Shareholders

The following comments
apply to both individual and company Shareholders who are not Australian tax residents in a given year of income.

(i)
Transfer of Shares held on capital account

Provided that
the Shares are not “taxable Australian property”, you should generally not be subject to tax under Australia’s CGT rules on any capital gains from the disposal of your Shares held on capital account. Nor should you generally be able to claim any capital losses from the disposal of those same Shares.

Very broadly, shares can be treated as “taxable Australian
property” if they represent a parcel of 10% or more of shares in a land-rich company held by a non-resident and its associates (subject to other conditions being met), or if the shares were used at any time in carrying on a business through an
Australian permanent establishment (PE) of a non-Australian resident. You should seek further professional advice on how the Shares will be treated under Australia’s CGT rules.

(ii)
Transfer of Shares held on revenue account

As with
residents, Australian sourced gains from the transfer of Shares may be taxable as ordinary income and losses from the transfer of Shares may be deductible if you are in the business of trading in shares or otherwise hold the Shares on revenue account, or if you held the Shares as trading stock.

However, the Australian sourced gains may not be subject to tax in Australia if you are a resident of a country with which Australia has a tax treaty, and provided the gain is not attributable to your Australian PE.

You
should seek further professional advice on how the gains from the Shares will be treated under these rules.

(iii)
Future dividends

Generally, providing the profits out of
which dividends are paid are not sourced in Australia, dividends received from New pSivida by non-resident shareholders from time to time should not be subject to Australian income tax.

(iv)
Future disposal of New pSivida Shares on capital account

The comments in subparagraph (e)(i) should also apply here.

(v)
Future disposal of New pSivida Shares on revenue account

The comments in subparagraph (e)(ii) should also apply here.

(f)
The foreign investment fund rules

The
Reincorporation may result in Australian shareholders holding interests in a foreign company that may be subject to Australia’s foreign investment fund (FIF) rules. Very broadly, those shareholders may be taxed annually on an
“accruals” basis on income deemed to have been earned by the foreign company.

Certain entities such as complying superannuation
funds and investments may be subject to concessional treatment. You should seek further professional advice on how the FIF rules may apply in your own specific circumstances.

(g)
Taxation of financial arrangements

A bill was
introduced into Federal Parliament prior to the Federal election. If reintroduced into the new Parliament, it will propose new rules for the recognition of gains and losses arising from certain types of financial arrangements which in some circumstances include financial arrangements which are shares.

You should seek advice on the implications of the proposals if the new
Government decides to adopt the reforms.

(h)
Stamp duty and goods and services tax

You will not
be required to pay any Australian Goods and Services Tax (GST) or stamp duty on the transfer of your Shares to New pSivida or the issue of New pSivida Shares.

If you are registered or required to be registered for GST in Australia you will need to consider the extent, if any, to which GST paid on acquisitions relating to the transfer, cancellation or issue of Shares cannot be recovered.

9.2
US Tax Implications of the Reincorporation

IRS
Circular 230 Notice: To ensure compliance with requirements imposed by the IRS, you are hereby notified that the US tax advice contained herein (i) is written in connection with the promotion or marketing by the Company of the transactions or matters addressed herein and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding US tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

The following is a summary of certain US federal income tax consequences of the Reincorporation generally applicable to US Participants and Non-US Participants (defined below), as well as certain US federal income tax consequences of the Reincorporation to the Company and New pSivida. This summary is based upon the currently existing provisions of the Code, existing and proposed Treasury Regulations promulgated thereunder, judicial decisions and published rulings and pronouncements of the IRS, all as in effect as of the date hereof and all of which are subject to change at any time, possibly with retroactive effect. This summary of certain US federal income tax consequences is based on factual information provided by the Company.

This summary does not purport to deal with all aspects of US federal income taxation that may affect particular persons in light of their individual circumstances or that may affect persons subject to special treatment under US federal income tax law, including, without limitation:

•

banks, insurance companies or other financial institutions;

•

pension plans;

•

regulated investment companies;

•

tax-exempt organisations;

•

partnerships or other pass-through entities or holders of interests therein;

•

  “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid US federal income tax;

•

dealers in securities, options or foreign currencies;

•

traders in securities or options that elect to use a mark-to-market method of accounting;

•

persons who hold their Shares, ADSs, New pSivida Shares or CDIs as part of a hedge, wash sale, appreciated financial position, straddle, conversion transaction,
“constructive sale” or other risk reduction transaction;

•

  persons holding (directly, indirectly, or constructively) or beneficially owning more than 5% of the Shares or more than 5% of the New pSivida Shares;

•

persons that do not hold their Shares, ADSs, New pSivida Shares or CDIs as “capital assets” as defined in the Code;

•

persons subject to the alternative minimum tax provisions of the Code;

•

persons whose functional currency is not the US dollar; and

•

certain US expatriates and former citizens or long-term residents of the United States.

The US federal income tax consequences of the Reincorporation are complex and are subject to uncertainties. The Company will not request a ruling from the
IRS with respect to any of the tax aspects of the Reincorporation. Thus, no assurance can be given as to the interpretation that the IRS or a court would adopt. In addition, this summary does not consider the effect of any applicable non-income tax,
US state or local tax or foreign tax laws, nor does it consider the tax consequences of other transactions effectuated before, after or concurrently with the Reincorporation (whether or not any such transaction is undertaken in connection with the
Reincorporation). This discussion also does not apply to any person who receives New pSivida Shares other than in exchange for Shares pursuant to the Reincorporation (for example, in exchange for services or upon the exercise of options). Finally, the discussion below does not consider the tax consequences of the Reincorporation to holders of debt instruments or of options, warrants or other similar rights to acquire Shares or New pSivida Shares.

THE FOLLOWING SUMMARY OF CERTAIN US FEDERAL INCOME TAX CONSEQUENCES IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING
AND ADVICE. YOU ARE URGED TO CONSULT WITH YOUR TAX ADVISER AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE REINCORPORATION IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF
FEDERAL (INCLUDING US ESTATE), STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

Generally, for US federal income tax purposes, a beneficial owner of ADSs will be treated as the owner of the Shares represented by such ADSs. The Company expects that a beneficial owner of CDIs will be similarly treated as the owner of the
New pSivida Shares represented by such CDIs. Hereinafter in this section 9.2, reference to “Shares” includes ADSs that represent Shares, and reference to “New pSivida Shares” includes CDIs that represent New pSivida Shares, where appropriate.

For the purposes of this discussion, a US Participant is a beneficial owner of Shares that holds such
Shares as “capital assets” as defined in the Code and is a US Person.

A Non-US Participant, for the purposes of this discussion,
is a beneficial owner of Shares that holds such Shares as “capital assets” as defined in the Code but is not a US Participant and is not an Ineligible Foreign Shareholder. This summary does not address US federal tax considerations applicable to Ineligible Foreign Shareholders.

(a)
US tax consequences for US Participants

(i)
The Reincorporation

For US federal income tax purposes,
the Company intends for the Reincorporation to be treated as a “reorganization” within the meaning of Section 368(a) of the Code. If, contrary to the Company’s position, the Reincorporation is not treated as a reorganization under Section 368(a) of the Code, US Participants generally would be subject to taxation on the disposition of their Shares according to the general tax treatment described in section 9.2(a)(ii) below with respect to the sale or other taxable disposition of New pSivida Shares.

If the Reincorporation qualifies as a reorganization under Section 368(a) of the Code, under
Treasury Regulations that may apply to the Reincorporation, a US Participant will be required to recognize gain but not loss on the receipt of New pSivida Shares in exchange for their Shares of the Company, unless the conditions described in either of the next two paragraphs are satisfied.

If certain requirements are met, in lieu of the tax treatment in the preceding paragraph a US
Participant may instead elect to include in income as a deemed dividend the “all earnings and profits amount” (as defined in Treasury Regulations Section 1.367(b)-2(d)) with respect to its Shares. In order to make this election, the
Company must provide certain information to the US Participant to substantiate such “all earnings and profits amount.” In addition, the US Participant must comply with certain notice requirements under the Treasury Regulations, including rules concerning the timing and manner for making a valid election. The Company intends to provide a US Participant eligible to make such an election with information regarding its earnings and profits, or absence of any earnings and profits, to allow the US participant to make the election. The Company does not expect that it will have a positive “all earnings and profits amount.”

Alternatively, if the Shares exchanged by a US participant pursuant to the Reincorporation have a fair market value of less than US$50,000, then, in general, no gain or loss will be recognized by the US Participant on the receipt of New
pSivida Shares in exchange for their Shares of the Company; the aggregate tax basis of the New pSivida Shares received by the US Participant pursuant to the Reincorporation will be equal to the aggregate tax basis of the Shares surrendered in exchange therefor; and the US Participant’s holding period for the New pSivida Shares received pursuant to the Reincorporation will include the period for which such US Participant held the Shares surrendered in exchange therefor.

A US Participant receiving cash in lieu of a fractional New pSivida Share will generally recognize capital gain or loss equal to the difference between the portion of the adjusted tax basis in the US Participant’s Shares allocable to the fractional New pSivida Share and the amount of cash received. Such gain or loss will be long-term capital gain or loss if the US Participant’s holding period in the fractional share is more than one year. The deductibility of capital losses is subject to limitation.

Other consequences
apply to a US Participant who is a United States Shareholder (as defined in the Code and applicable Treasury Regulations) of the Company. All US Participants are urged to consult their tax advisers about the US tax consequences to them and, if applicable, whether or not to make the election described above.

In addition to or instead of the foregoing tax treatment, the
Reincorporation may result in special tax treatment under the rules for passive foreign investment companies (“PFICs”) for any US Participant that held Shares in any year in which the Company was a PFIC. The IRS may consider the Company to have been a PFIC for its financial year ended 30 June 2005, and, possibly, for other years. The particular tax treatment of a US Participant that has held PFIC stock depends on if and when the US Participant made certain elections with respect to the stock. Proposed Treasury Regulations provide for the recognition of gain, in certain cases, upon the disposition of PFIC stock in an otherwise tax-free transaction. The Company does not believe such treatment should apply to the Reincorporation. Because the PFIC rules are complex and the tax treatment of the Reincorporation under the PFIC rules is uncertain, US Participants are urged to consult their tax advisers about the tax consequences to them under the PFIC rules.

(ii)
Holding New pSivida Shares following the Reincorporation

After the Effective Date of the Reincorporation, a US Participant will own New pSivida Shares in lieu of Shares. If distributions are made on New pSivida Shares, such distributions generally will constitute dividends for US federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under US federal income tax principles. For individuals, dividends generally are taxed at a maximum rate of 35%. Certain dividends paid before 2011 to non-corporate US Participants may be eligible for a reduced rate of tax. Any dividends paid on New pSivida Shares that are not eligible for the preferential rate will be treated as ordinary income to a non-corporate US Participant. Dividends paid on
New pSivida Shares to corporate US Participants may be eligible for the dividends received deduction. If a distribution exceeds the current and accumulated earnings and profits of New pSivida, the excess will be treated as a tax-free return of the
US Participant’s investment, up to the amount of such holder’s adjusted tax basis in New pSivida Shares (reducing, but not below zero, such basis in the amount of such tax-free return). Any remaining excess will generally be treated as capital gain, subject to the tax treatment described below.

Upon the sale or other taxable disposition of New pSivida Shares, the US
Participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on the disposition and such US Participant’s adjusted tax basis in the New pSivida Shares. Such gain or loss will be long-term capital gain or loss if such US Participant’s holding period in the New pSivida Shares is more than one year. Long-term capital gain is eligible for preferential rates for individuals and certain other non-corporate taxpayers. The deductibility of capital losses is subject to limitation.

(b)
US tax consequences for Non-US Participants

(i)
The Reincorporation

The Reincorporation will generally
not have any US federal income tax consequences to a Non-US Participant, although in certain cases Non-US Participants may be subject to taxation on the disposition of their Shares according to the general tax treatment described in section
9.2(b)(ii) below with respect to the sale, exchange, or other taxable disposition of New pSivida Shares. In addition, under Treasury Regulations that may apply to the Reincorporation, certain corporate Non-US Participants with respect to which there are one or more United States shareholders (as defined in the Code and applicable Treasury Regulations) may be subject to US tax on the “all earnings and profits amount” (if any) with respect to their Shares.

A non-US Participant receiving cash in lieu of a fractional New pSivida Share will generally realize capital gain or loss equal to the difference between the portion of the adjusted tax basis in the non-US Participant’s Shares allocable to the fractional New pSivida Share and the amount of cash received. The US federal income tax consequences of such realized gain or loss will be determined according to the general tax treatment described in section 9.2(b)(ii) below with respect to the sale, exchange or other taxable disposition of New pSivida Shares.

Non-US Participants are urged to consult their tax advisers about the US tax consequences to them of the Reincorporation.

(ii)
Holding New pSivida Shares following the Reincorporation

As a result of exchanging Shares for New pSivida Shares, a Non-US Participant will hold New pSivida Shares after the Reincorporation. If distributions are made on New pSivida Shares, such distributions generally will constitute dividends for US federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under US federal income tax principles. A Non-US Participant will generally be subject to US withholding tax on any dividends paid with respect to such Non-US Participant’s New pSivida Shares. Such tax is imposed at a rate of 30% of the gross amount of the dividend, or, if the Non-US Participant is eligible, such lower rate as may be specified under an applicable income tax treaty. A Non-US Participant eligible for the benefits of the Australia-US income tax treaty may be entitled to a reduced rate of withholding of 15% (or 5%, if the Non-US Participant is a company that directly holds at least 10% of the voting power in New pSivida). A Non-US Participant who wishes to claim the benefit of an applicable income tax treaty is required to provide a properly completed and executed withholding certificate to the withholding agent (generally the broker where the shares are held) on the appropriate IRS Form W-8 (or a successor form).

Upon the sale, exchange or other taxable disposition of New pSivida
Shares, a Non-US Participant generally will not be subject to US federal income tax or withholding tax unless (1) the gain is effectively connected with a US trade or business of the Non-US Participant (or, if a treaty applies, is attributable to a permanent establishment in the United States of such Non-US Participant); (2) in the case of a Non-US Participant who is an individual, such Non-US Participant is present in the United States for a period or periods aggregating 183 days or more during the taxable year of the disposition, and either (a) such Non-US Participant has a “tax home” (as such term is defined in Section 911 of the Code) in the United States or (b) the disposition is attributable to an office or other fixed place of business maintained by such Non-US Participant in the United States; or (3) New pSivida is characterized as a United States real property holding corporation for United States federal income tax purposes. The
Company does not believe that, after the Reincorporation, New pSivida will be, and the Company does not anticipate that New pSivida will become, a United States real property holding corporation. However, because the determination of whether New
pSivida is a United States real property holding corporation depends on the fair market value of its United States real property interests relative to the fair market value of its other business assets, there can be no assurance that New pSivida will not become a United States real property holding corporation in the future.

To the extent that such dividends or gains are effectively
connected with the conduct of a US trade or business by a Non-US Participant (or, if a treaty applies, are attributable to a permanent establishment in the United States of a Non-US Participant), the Non-US Participant will be taxed in the same manner as a US Participant on dividends or gains on the sale or exchange of New pSivida Shares. If such Non-US Participant is a foreign corporation, it may be subject to the US branch profits tax on such income at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty).

(c)
US tax consequences for the Company and New pSivida

In general, if the Reincorporation qualifies as a reorganization under Section 368(a) of the Code, no gain or loss for US federal income tax purposes will be recognized by the Company or by New pSivida, and New pSivida will succeed to and take into account various tax attributes of the Company, subject to a variety of conditions and limitations. For avoidance of doubt, under applicable Treasury Regulations, New pSivida will not take into account for US federal income tax purposes any net operating loss, capital loss carryover, or deficit in earnings and profits of the Company during the period it was an Australian corporation to the extent such net operating loss, capital loss carryover, or deficit in earnings in profits was not effectively connected with a US trade or business (or was not attributable to a US permanent establishment under an applicable income tax treaty). The Company does not believe that it has carried on business in the United States for this purpose prior to the Reincorporation.

Following the Reincorporation, New pSivida, a US corporation, will own all the assets and liabilities of the
Company. As a US corporation, New pSivida is subject to the general principles of US federal income taxation discussed in this section.

A US corporation is taxed on its worldwide income as determined under US tax accounting principles.
Therefore, a US corporation potentially is subject to double-taxation on income earned outside the United States. Double taxation may be mitigated to the extent the US corporation qualifies for a credit for non-US income taxes paid or accrued or qualifies for certain relief under an applicable income tax treaty.

The earnings of foreign corporations owned by US shareholders generally are not subject to US federal income tax until such earnings are distributed to US shareholders as dividends or other gains constituting currently taxable income. This generally results in the deferral of US income tax on such earnings. However, the
US imposes current tax on US shareholders of foreign corporations under complex anti-deferral regimes. Certain income of foreign corporations controlled by US shareholders is subject to current US taxation. Such income includes, for example, passive income (e.g., dividends, interest, rents and royalties) and certain investments in the US by the foreign corporation, such as loans to a US shareholder. Also, a US shareholder is denied the benefits of deferral related to certain non-US corporations a large portion of whose income or assets is passive. One or more of such anti-deferral regimes may operate to deny a US shareholder the benefit of deferral with respect to income of foreign corporations. As noted, regardless of whether deferral is available, such income may subject a US shareholder to double-taxation to the extent not offset by a foreign tax credit.

A US corporation
may qualify for a credit against its US tax liability for non-US income taxes paid or accrued by the US corporation or certain of its foreign subsidiaries. However, due to a complex set of limitations, the amount of the deemed paid credit may not be sufficient to offset all of the non-US taxes paid or accrued by the US corporation. To the extent not wholly offset by this credit, the foreign earnings of a US corporation may be subject to double-taxation.

The United States has a very complex federal tax regime governing a US parent corporation that owns US and foreign subsidiaries and interests in other foreign corporations, which can, in some circumstances, result in a higher overall tax burden to the US parent corporation than a parent corporation incorporated in another jurisdiction. As the Company’s foreign subsidiaries do not currently generate material revenue, it is not expected this regime would have a material effect on the group’s overall tax burden.

(d)
Information Reporting and Backup Withholding

Dividends from New pSivida will, and proceeds from the sale, exchange, redemption or other disposition of New pSivida Shares may, be reported to the IRS unless the holder (i) is a domestic corporation, (ii) establishes that such holder is a non-US person on the appropriate IRS Form W-8 (or successor form), or (iii) otherwise establishes a basis for exemption from the information reporting rules. These information reporting requirements apply even if backup withholding is not required.

Under the provisions of an applicable income tax treaty or agreement, copies of information returns may be made available to the tax authorities of the country in which a Non-US Participant resides or is incorporated.

Backup withholding tax may apply to amounts
subject to reporting if the holder fails to provide an accurate taxpayer identification number or otherwise establish an exemption. Backup withholding is not an additional tax. A holder subject to backup withholding can claim a credit against its US federal income tax liability (if any) for the amount of any such withholding tax and a refund of any excess amount, provided that certain information is timely furnished to the IRS.

US PARTICIPANTS AND NON-US PARTICIPANTS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE APPLICATION OF THE INFORMATION REPORTING AND BACKUP WITHHOLDING
RULES TO THEM AND THE AVAILABILITY AND PROCEDURE FOR OBTAINING AN EXEMPTION FROM BACKUP WITHHOLDING UNDER CURRENT US TREASURY REGULATIONS.

10.
ADDITIONAL INFORMATION

This Information
Memorandum, including the additional information contained in this section, has been prepared pursuant to section 412(1) of the Corporations Act to explain the effect of the proposed scheme of arrangement between the Company and its Shareholders, to be considered at the Scheme Meeting. The Scheme is set out in Annexure B of this Information Memorandum.

10.1
Summary of Implementation Agreement

The Company
and New pSivida have entered into the Implementation Agreement in connection with the proposed Scheme. A copy of the Implementation Agreement is set out in Annexure A of this Information Memorandum.

The Implementation Agreement sets out the obligations of the Company and New pSivida in relation to the Scheme.

(a)
Conditions to Implementation Agreement

In
addition to the approval of the Scheme by Shareholders and the Court, the obligations of the Company and New pSivida to implement the Scheme are subject to the following conditions being satisfied or, where applicable, waived in accordance with the terms of the Implementation Agreement:

(i)
(ASX listing) before 8.00 am on the Second Court Date, ASX having approved:

(A)
New pSivida for admission to ASX official list; and

(B)
the CDIs for official quotation by ASX,

in each case
conditional only on the Scheme becoming Effective and New pSivida providing to ASX the information required by ASX for approval or the ASX Listing Rules and satisfying any other conditions of ASX approval.

(ii)
(ASIC relief) before 8.00 am on the Second Court Date, ASIC granting to the Company the ASIC Relief on terms that are unconditional, or subject to conditions that are acceptable to the Company;

(iii)
(ASX waivers) before 8.00 am on the Second Court Date, ASX granting to the Company the ASX Waivers on terms that are unconditional, or subject to conditions that are acceptable to the Company;

(iv)
(Nasdaq listing) before 8.00 am on the Second Court Date, New pSivida Shares having been accepted for listing on Nasdaq, conditional only on the Scheme becoming Effective;

(v)
(Required consents) before 8.00 am on the Second Court Date, receipt of all Required Consents that the Company and New pSivida agree are necessary to implement the
Reincorporation, without the imposition of any term or condition unsatisfactory to the parties acting reasonably;

(vi)
(No restraints) as at 8.00 am on the Second Court Date, there existing no temporary restraining order, preliminary or permanent injunction or other order by any court of competent jurisdiction, or any other legal restraint or prohibition, that prevents the Reincorporation from being implemented;

(vii)
(Depositary) before 8.00 am on the Second Court Date, New pSivida having appointed a Depositary, and the Depositary having agreed to the allotment to it of New pSivida Shares under the Scheme;

(viii)
(Nominee) before 8.00 am on the Second Court Date, New pSivida having appointed a Nominee and the Nominee having agreed to sell the CDIs in respect of the entitlements for
Ineligible Foreign Shareholders; and

(ix)
(Ability to issue CDIs) before 8.00 am on the Second Court Date, New pSivida having done everything necessary under the ASTC Settlement Rules to enable it to issue CDIs, other than the allotment to a Depositary of New pSivida Shares under the Scheme.

(b)
Conditions to Scheme

The Scheme is conditional
upon the satisfaction or waiver of all of the conditions set out in clause 2 of the Scheme, a summary of which is set out below:

(i)
the satisfaction or waiver of all of the Conditions Precedent to the Implementation Agreement (summarised in section 10.1(a)) before 8.00 am on the Second Court Date;

(ii)
as at the Second Court Date, neither the Implementation Agreement nor the Deed Poll having been terminated;

(iii)
the Scheme having been approved by Shareholders; and

(iv)
the Court having approved the Scheme by the End Date.

A
copy of the Scheme is set out in Annexure B of this Information Memorandum.

(c)
Status of conditions

As at the date of this
Information Memorandum, the Company is not aware of any circumstances which would cause the conditions summarised in sections 10.1(a) or 10.1(b) not to be satisfied.

The Company will advise Shareholders of the status of the various conditions at the Scheme Meeting.

10.2
Deed Poll

New pSivida has executed a Deed Poll in
favour of the Shareholders. Under the Deed Poll, New pSivida promises to issue the Scheme Consideration to the Shareholders in the form of CDIs or New pSivida Shares, in accordance with the Implementation Agreement and to do all things necessary or expedient on its part to implement the Scheme.

10.3
Scheme Meeting

The Court has ordered that a
meeting of Shareholders be held on 6 June 2008 at 1.00 pm (AEST).

The order of the Court that the Scheme Meeting be convened is not, and should not be treated as, an endorsement by the Court of, or any other expression of opinion by the Court on, the Scheme.

For the Scheme to
be approved by Shareholders, the relevant resolution must be passed by the Requisite Majority.

10.4
Actions by the Company and New pSivida to Implement Reincorporation

If the Court approves the Scheme, the Directors and the directors of New pSivida will take or procure the taking of the steps required for the Scheme to be implemented. These steps will include the following:

(a)
the Company, as soon as practicable after Shareholders have approved the Scheme at the Scheme Meeting, applying to the Court for the Implementation Orders; and

(b)
the Company lodging with ASIC an office copy of the Implementation Orders.

10.5
Effective Date

(a)
The Scheme will become Effective on the date upon which an office copy of the orders of the Court under section 411 of the Corporations Act approving the Scheme are lodged with
ASIC.

(b)
If the Scheme becomes Effective, the Company will immediately give notice of the event to ASX.

(c)
Once the Scheme becomes Effective, the Company and New pSivida will become bound to implement the Scheme in accordance with its terms.

10.6
Record Date

For the purpose of establishing who
are Scheme Participants, dealings in Shares will only be recognised if:

(a)
in the case of dealings of the type to be affected using CHESS, the transferee is registered in the Share Register as the holder of the relevant Shares by 1.00 pm (AEST) on the
Record Date; and

(b)
in all other cases, if registrable transmission applications or transfers in respect of those dealings are received on or before 1.00 pm (AEST) on the Record Date at the place where the Share Register is kept.

The Company will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Shares received after 1.00 pm (AEST) on the Record Date.

For the purpose of determining entitlements
to the Scheme Consideration, the Company will, until the Scheme Consideration has been issued in accordance with the Scheme, maintain the Share Register in accordance with the foregoing provisions of this section, and the Share Register in this form will solely determine entitlements to Scheme Consideration. As from 1.00 pm (AEST) on the Record Date, each entry current on the Share Register will cease to be of any effect other than as evidence of entitlement to the Scheme Consideration in respect of the Shares relating to that entry.

10.7
Suspension and De-listing of the Company from Official List of ASX

Trading on ASX of Shares is expected to cease as at the close of trading on the Effective Date. Trading on ASX of CDIs issued under the Reincorporation is expected to commence on a deferred delivery basis from the opening of trading on the next trading day after the Effective Date. After the Implementation Date, the Company will apply for termination of the official listing of the Company on ASX.

10.8
Ranking of the New pSivida Shares/CDIs

All New
pSivida Shares will rank equally, including with respect to voting rights.

All New pSivida Shares underlying CDIs will have the same voting rights, to be exercised in accordance with the CDI voting procedures described in section 7.2 and Annexure D.

10.9
Rights Attaching to the New pSivida Shares/CDIs

Under US law and New pSivida’s certificate of incorporation and bylaws, the rights attaching to New pSivida Shares and CDIs pertaining to share capital, issuance of shares, transfer of shares, repurchase of shares, voting rights, dividend and distribution rights, variation of class rights and information rights are summarised as follows:

(a)
Share capital

New pSivida will have two classes
of stock, common stock and preferred stock. New pSivida may issue up to 60,000,000 shares of common stock at US$.001 par value per share and up to 5,000,000 shares of preferred stock at US$.001 par value per share.

The only shares on issue immediately after the Reincorporation will be common stock.

(b)
Issuance of shares

The ASX Listing Rules’
15% limit on new issues of shares will continue to apply to New pSivida after the Reincorporation.

The Nasdaq Marketplace Rules that
require shareholder approval for certain issuances of stock that would have a dilutive effect on stock price will also continue to apply to New pSivida after the Reincorporation.

(c)
Transfer of shares

New pSivida Shares and CDIs
are freely transferable, subject to any transfer restrictions imposed by applicable US federal and state securities laws, and any agreement signed with the relevant shareholder. The New pSivida Shares or CDIs acquired as part of the Reincorporation will be freely transferable, except potentially for New pSivida Shares or CDIs acquired by persons who are affiliates of New pSivida at the time of the issuance.

(d)
Buybacks/Repurchase of shares

New pSivida’s
board of directors generally may cause New pSivida to repurchase its outstanding shares using funds legally available to New pSivida without obtaining shareholder approval of the repurchase. New pSivida’s board of directors generally may not, however, cause New pSivida to repurchase its outstanding shares if New pSivida’s liabilities exceed its assets.

Any repurchase of
shares by New pSivida would be subject to US federal law and might be subject to Nasdaq Marketplace Rules.

If the repurchase of the shares
is to take place on-market, New pSivida must consult with ASX before the repurchase and comply with any requirements ASX sets. ASX may require New pSivida to comply with the Corporations Act as if it were an Australian company, or with the listing rules relating to on-market buy-backs by Australian companies, with any adaptations that, in ASX’s opinion, are appropriate.

(e)
Voting rights

Each New pSivida Share entitles the
holder to one vote on all matters on which New pSivida shareholders have the right to vote.

Each CDI entitles the holder to one vote (via
the Depositary) on all matters on which New pSivida shareholders have the right to vote.

(f)
Dividend and distribution rights

Holders of New
pSivida Shares are not entitled to dividends or distributions except as declared by the New pSivida board of directors from time to time in its sole discretion.

Holders of CDIs are not entitled to dividends or distributions except as declared by the New pSivida board of directors from time to time in its sole discretion.

New pSivida’s board of directors may declare and pay dividends from time to time in its sole discretion out of New pSivida’s profits, including profits previously set aside as a reserve. A resolution by the New pSivida board of directors as to the amount of New pSivida’s profits, and the amount of them available for dividend, is conclusive.

(g)
Variation of class rights

Any amendments to New
pSivida’s certificate of incorporation that would adversely affect the rights, powers or preferences of any class of New pSivida Shares, or that would change the par value of any class of New pSivida Shares, must be approved by a majority of all votes entitled to be cast by the shareholders of the adversely affected class, and also by any other vote required by law or by the New pSivida certificate of incorporation.

Any amendments to New pSivida’s bylaws can be made by board or shareholder approval. New
pSivida’s board of directors may amend New pSivida’s bylaws at any time if approved by vote of a majority of the board. New pSivida’s shareholders may amend New pSivida’s bylaws if approved by a majority of the votes entitled to be cast on the relevant resolution by shareholders present in person or by proxy at a meeting at which a quorum is present.

10.10
Ongoing Continuous Disclosure and Reporting Requirements

New pSivida will continue to be required to comply with the ASX continuous disclosure regime.

New pSivida will also continue to be
required to publicly file certain information with the SEC, including:

(i)
annual reports on Form 10-K;

(ii)
quarterly reports on Form 10-Q;

(iii)
periodic reports containing material information required to be disclosed on Form 8-K;

(iv)
any information required to be filed with a stock exchange, such as ASX or Nasdaq; and

(v)
any material information sent to security holders.

Except
as otherwise provided in the terms of any series of New pSivida Shares, the issuance of shares of any series of New pSivida Shares (assuming a sufficient number of authorised and unissued shares of that series) would not require a class vote by any class or series of stock. However, an amendment increasing the number of authorised shares of any class of New pSivida Shares would require approval by the holders of a majority of the votes entitled to be cast by the shareholders of the affected class.

The above discussion is only a summary of the rights attaching to New pSivida Shares and CDIs. For more details regarding the rights attaching to New pSivida Shares and CDIs under the New pSivida certificate of incorporation and bylaws and Delaware and US federal law, please see Annexure E to this Information Memorandum.

10.11
No Encumbrances on Shares

Shareholders should be
aware that clause 8.2 of the Scheme of Arrangement provides that each Scheme Participant is deemed to have warranted to New pSivida that:

(a)
all of his or her Shares (including any rights and entitlements attaching to those shares) transferred to New pSivida under the Scheme will, on the Implementation Date, be fully paid and free from all mortgages, charges, liens, encumbrances, pledges, security interests and other third-party interests of any kind, whether legal or otherwise, and restrictions on transfer of any kind, whether legal or otherwise; and

(b)
he or she has full power and capacity to transfer his or her Shares (including any rights and entitlements attaching to those shares) to New pSivida under the Scheme.

10.12
Termination of the Implementation Agreement

The
Implementation Agreement may be terminated in certain circumstances, including:

(a)
at any time prior to the Second Court Date:

(i)
by either party if the other party is in material breach of the Implementation Agreement, taken in context of the Reincorporation as a whole, before the Second Court Date;
provided, that the terminating party must have given notice to the other party setting forth the relevant circumstances and stating an intention to terminate, and the relevant circumstances must have continued to exist for seven business days, or for any shorter period ending at 5 pm on the last business day before the Second Court Date, from the time such notice is given;

(ii)
by either party if the resolution submitted to the Scheme Meeting is not approved by the requisite majorities;

(iii)
by either party if the Court refuses to make orders convening the Scheme Meeting or approving the Scheme, and an appeal (if any) from such Court decision fails;

(iv)
by either party if the Court or other Governmental Agency has issued an order, decree or ruling or taken other action which permanently restrains or prohibits the Scheme;

(v)
by either party if any of the Conditions Precedent is not satisfied and has not been duly waived;

(vi)
by either party if the ATO does not issue a ruling that the conditions for scrip for scrip rollover relief are satisfied, and that rollover relief is available in relation to the transfer of Shares to New pSivida under the Scheme; or

(vii)
by either party if the Independent Expert opines that the Scheme is not in the best interest of the Scheme Participants.

(b)
at any time by either party if the End Date has passed without the Scheme becoming Effective.

10.13
Interests of Directors of the Company

Except as
set out below, no person who has served as a director of the Company at any time since the beginning of the last financial year has any substantial direct or indirect interest in relation to the Scheme.

(a)
Company securities held by directors

The number
and description of the Company’s securities held by or on behalf of each person who has served as a director of the Company at any time since the beginning of the last financial year as at the date of this Information Memorandum are:

Director

Shares

Options

Dr David Mazzo

20,000

950,000

Dr Paul Ashton

17,203,680

1,602,280

Mr Michael Rogers

—

950,000

Dr Katherine Woodthorpe

—

200,000

Dr Roger Aston(1)(2)

7,093,586

1,049,111

Dr Roger Brimblecombe(1)(3)

613,200

924,111

Mr Stephen Lake(1)(4)

—

242,061

Mr Gavin Rezos(1)(5)

11,490,282

4,971,799

Ms. Heather Zampatti(1)(6)

170,179

400,000

(1)
Represents balance of Shares held by former director as of date of resignation and balance of Options held by former director as of 15 March 2008.

(2)
Dr Aston resigned as Non-executive Director effective 1 May 2007.

(3)
Dr Brimblecombe resigned as Acting Executive Chairman and Acting Chief Executive Officer effective 24 January 2007.

(4)
Mr Lake resigned as Non-executive Director effective 3 August 2007.

(5)
Mr Rezos resigned as Managing Director and Chief Executive Officer effective 31 July 2006.

(6)
Ms Zampatti resigned as Non-executive Director effective 28 August 2006.

All Directors who hold or control the right to vote Shares intend to vote in favour of the resolution to approve the Reincorporation.

(b)
New pSivida securities held by directors

There
are no New pSivida securities held by or on behalf of any person who has been a director of the Company at any time since the beginning of the last financial year as at the date of this Information Memorandum. The directors of New pSivida will not receive any consideration under the Reincorporation, other than as Shareholders.

10.14
Payments of Benefits to Executive Officers of the Company

Except as set out below, no person who has served as an executive officer of the Company at any time since the beginning of the last financial year has any substantial direct or indirect interest in relation to the Scheme. No securities will be purchased from any Director, Executive or affiliate of the Company in connection with the Scheme.

(a)
Company securities held by executive officers

The
number and description of the Company’s securities held by or on behalf of each person who has served as an executive officer of the Company at any time since the beginning of the last financial year as at the date of this Information
Memorandum are:

Executive Officer(1)

Shares

Options

Mr Aaron Finlay(2)

15,000

1,850,000

Ms Lori Freedman

2,592,320

1,237,500

Mr Michael Soja

2,760,460

1,237,500

(1)
Please see section 10.13 “Interests of Directors of the Company” for the Company security holdings of Managing Director Dr Paul Ashton, former Acting Executive
Chairman and Acting Chief Executive Officer Dr Roger Brimblecombe and former Managing Director and Chief Executive Officer Mr Gavin Rezos.

(2)
Mr Finlay served as Company Secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008.

(b)
New pSivida securities held by executive officers

There are no New pSivida securities held by or on behalf of any person who has been an executive officer of the Company at any time since the beginning of the last financial year as at the date of this Information Memorandum. The executive officers of New pSivida will not receive any consideration under the Reincorporation, other than as Shareholders.

10.15
Agreements or Arrangements with Directors, Executives or Company Secretaries

There are no agreements or arrangements between any Director, Executive or Company secretary and any other person in connection with or conditional upon the outcome of the Scheme.

10.16
Interests of Directors, Executives and Company Secretaries in Contracts Entered Into by New pSivida

No Director, Executive or Company secretary has any interest in any contracts entered into by New pSivida.

10.17
Disclosure of Benefits

As at the date of this
Information Memorandum, neither the Company nor any “associate” of the Company has given or offered or agreed to give to another person a benefit likely to induce the other person, or an “associate” of the other person, to vote in favour of the Scheme, excepting any benefits offered to all other Shareholders and any benefits disclosed elsewhere in this Information Memorandum. The term “associate” as used here has the meaning assigned to it under the Corporations
Act.

10.18
Effect on Company Creditors

New pSivida intends
for its business to consist entirely of the business of the Company, as detailed in section 5.2. All the Company’s assets and liabilities are being transferred to New pSivida as a result of the Reincorporation. Therefore, the Reincorporation
will not have an adverse impact on the interests of the Company’s creditors, and no material liability will be incurred by the Company under or by reason of the Reincorporation, other than the costs of implementing the Scheme.

10.19
Effect on Optionholders

In the Reincorporation,
all outstanding Options to acquire Shares or ADSs at the Record Date will by order of the Court be transferred to, and assumed by, New pSivida. The Options will thereupon automatically become options to acquire CDIs or New pSivida Shares. Following the Reincorporation, the Options will have substantially the same terms and conditions as they had prior to the Reincorporation, except that they will be equitably adjusted in order to reflect the Reincorporation, including the
Reincorporation’s 1 to 40 share exchange ratio. For every 40 Shares or 4 ADSs into which an Option could be exercised prior to the Reincorporation, such Option may be exercised into 1 CDI or New pSivida Share after the Reincorporation. After eliminating fractional entitlements to the extent possible, any remaining fractional entitlements will be handled in accordance with the relevant Option’s provisions.

10.20
Dissenters’ Rights

Security holders who
dissent from the Scheme are not entitled to any appraisal rights under applicable Australian law. However, both security holders and creditors of the Company (including Optionholders) who dissent from the Scheme are entitled to oppose Court approval of the Scheme at the Second Court Hearing by filing with the Court and serving on the Company a notice of appearance in the prescribed form, together with any affidavit on which such opposing Shareholders or creditors wish to rely at the hearing.
The notice of appearance and affidavit must be served on the Company at least one business day before the date fixed for the Second Court Hearing. The Second Court Hearing is currently expected to be 10 June 2008. Any change to this date will be announced through ASX and will also be notified on the Company’s website.

The Company has not made any special provisions in
connection with the Reincorporation to grant unaffiliated security holders access to the Company’s corporate files or to obtain counsel or appraisal services for unaffiliated security holders at the Company’s expense.

Under Australian law, Shareholders do not have dissenters’ rights regarding the resolution to approve the New pSivida ESOP.

10.21
Listing of CDIs on ASX

It is a condition to the
Reincorporation that, prior to the Second Court Hearing, New pSivida has received approval for the listing of New pSivida on the stock market conducted by ASX (and for quotation of CDIs representing New pSivida Shares on the official list of ASX)
subject only to standard listing conditions and the Reincorporation being approved at the Second Court Hearing.

An application will be made
for admission of New pSivida to the official list of and quotation of the CDIs on the stock market conducted by ASX within seven days of the date of this Information Memorandum.

Following the implementation of the Reincorporation, application will be made to ASX for removal of the Company from the official list.

10.22
Listing of New pSivida Shares on Nasdaq

(a)
Listing Application

It is a condition to the
Reincorporation that, prior to the Second Court Hearing the New pSivida Shares have been accepted for listing on Nasdaq, conditional only on the Scheme becoming effective.

The Company will submit to Nasdaq its substitution listing event notification form and substitution listing event fee, and New pSivida will submit to Nasdaq its listing agreement, within seven days of the date of this Information Memorandum.

(b)
Continued Listing

In December 2007, the Company
received a letter from the NASDAQ Listing Qualifications Department notifying the Company that, for the prior 30 consecutive business days, the bid price of the Company’s ADSs had closed below the minimum $1.00 per share required for continued
listing on the NASDAQ Global Market. Under the rules set forth by the NASDAQ Listing Qualifications Department, issuing this notice is customary practice when a NASDAQ quoted company’s closing bid price has been less than $1.00 per share for 30 consecutive trading days. NASDAQ has provided the Company with a grace period of 180 calendar days, or until June 24, 2008, to regain compliance. In order to regain compliance, the bid price of the Company’s, or following the Reincorporation,
New pSivida’s, securities must close at $1.00 per share or more for a minimum of ten consecutive trading days.

The share exchange
contemplated as part of the Scheme is expected to assist in satisfying the minimum bid price requirement; however, the Board cannot predict what the actual trading price of the New pSivida Shares will be. If the Company or, following the
Reincorporation, New pSivida does not regain compliance with the $1.00 minimum bid price requirement by June 24, 2008, NASDAQ will provide written notice that the Company’s or New pSivida’s securities will be delisted from the NASDAQ
Global Market. At that time, the Company or New pSivida may appeal NASDAQ’s determination or the Company or New pSivida may apply to transfer its securities to the NASDAQ Capital Market. In the event that the Company’s or New
pSivida’s securities appear likely to be delisted from the NASDAQ Global Market, the Company expects that, upon application thereto, the Company’s ADSs or the New pSivida Shares would then trade on the NASDAQ Capital Market, where the
Company or New pSivida will have 180 days to regain compliance with the NASDAQ minimum bid price requirements. If the Reincorporation is not implemented or is not implemented on a schedule that would permit New pSivida Shares to trade on NASDAQ for ten trading days by June 24, 2008, the Company’s and New pSivida’s ability to regain compliance is uncertain.

10.23
Listing of New pSivida Securities on the Frankfurt Stock Exchange

New pSivida intends to list the New pSivida securities on the Frankfurt Stock Exchange prior to the Second Court Hearing.

An application will be made for admission of New pSivida to the official list of and quotation of the New pSivida securities on the Frankfurt Stock Exchange within seven days of the date of this Information
Memorandum.

10.24
ASIC and ASX Waivers and Consents

(a)
ASIC Relief

In accordance with ASIC class orders
CO 04/653 (as amended by CO 06/267) and category 5 of CO 04/671 (as varied by CO 07/42), the CDIs will be freely tradeable.

ASIC has
granted the following individual relief:

(i)
an exemption pursuant to section 259C(2) of the Corporations Act in connection with the transfer of the Shares to New pSivida pursuant to the Scheme; and

(ii)
a declaration under subsection 741(1)(b) exempting the holders of CDIs held as a result of the exercise of New pSivida Options from the operation of sections 707(3) and (4) of the Corporations Act on the sale of those securities.

(b)
ASX Listing Rules

ASX has also given New pSivida
“in principle” advice that ASX is likely to provide the confirmations and waivers described below upon New pSivida applying for admission to the official list of ASX:

(i)
(prospectus information) a confirmation that New pSivida may use the Information Memorandum as an information memorandum for the purposes of its application to list on ASX and a waiver from the requirement in paragraph 108 of Annexure 1A to include in the Information Memorandum a statement that prospectus equivalent information has been included in the Information Memorandum;

(ii)
(financial statements) a waiver from paragraphs 87, 87A, 87B and 87C of Annexure 1A to the extent necessary to permit New pSivida not to provide the financial statements referred to in those paragraphs;

(iii)
(date) a waiver from paragraph 110 of Annexure 1A to permit this Information Memorandum not to specify the date on which it was signed;

(iv)
(supplementary information) a waiver from paragraph 117 of Annexure 1A to permit New pSivida not to include a statement in the Information Memorandum that a supplementary information memorandum will be issued if New pSivida becomes aware of certain matters occurring between the issue of this Information Memorandum and the date New pSivida’s securities are quoted, on condition that any such matters are announced to the market by the Company;

(v)
(asset or profit test) a waiver from condition 8 of Listing Rule 1.1 to the extent necessary to permit New pSivida not to comply with Listing Rules 1.2 or 1.3 on condition that the Company satisfies Listing Rules 12.1 and 12.2 at the time of admission of New pSivida;

(vi)
(New pSivida securities) a confirmation that the terms that apply to the securities of New pSivida, including New pSivida Shares and Options are appropriate and equitable for the purposes of Listing Rule 6.1;

(vii)
(replacement employee stock options) a waiver from Listing Rules 10.11 and 10.14 to permit New pSivida to issue, without shareholder approval, replacement Options pursuant to the Company ESOP to its related parties, directors and their associates in consideration for the cancellation of their Options;

(viii)
(constituent documents) a waiver from Listing Rule 15.12 to the extent necessary to permit New pSivida’s certificate of incorporation and bylaws not to contain the provisions required by Listing Rules 15.12.1 to 15.12.3 inclusive on the condition that New pSivida provides an undertaking to ASX that it will not acquire assets in circumstances where restricted securities would be required to be issued in consideration for the asset;

(ix)
(accounts) a confirmation that New pSivida may prepare its accounts in US GAAP and will not be required to provide a statement reconciling its accounts to Australian accounting standards or international accounting standards;

(x)
(new securities) a waiver from paragraph 116 of Appendix 1A to permit New pSivida not to include a statement in the Information Memorandum that it will not need to raise capital in the three months after the date of issue of the Information Memorandum; and

(xi)
(New pSivida ESOP) a confirmation that New pSivida will be able to rely on Exception 9(a) in Listing Rule 7.2 with respect to Options issued under the New pSivida ESOP.

The fact that ASX may admit New pSivida to its official list is not to be taken in any way as an indication of the merits of
New pSivida.

10.25
Issue of Holding Statements/Transmittal Letters

On
the Implementation Date, New pSivida will procure the entry in the New pSivida shareholder register of the name of each person entitled to receive New pSivida Shares under the Reincorporation.

As soon as possible after the Implementation Date, New pSivida will issue holding statements or transmittal letters (as the case may be) for New pSivida
Shares in the names of the persons shown in the New pSivida shareholder register, and will procure the dispatch of these holding statements or transmittal letters by prepaid post to the addresses shown in the New pSivida share register for those persons.

10.26
US Regulatory Matters

(a)
Registration Exemption

It is expected that the
initial issuance of New pSivida Shares pursuant to the Scheme will qualify for a registration exemption available under Section 3(a)(10) of the US Securities Act.

Prior to the Second Court Date, the Company will advise the Court of the existence and effects of Section 3(a)(10) of the US Securities Act.

(b)
Deadline for Submitting Shareholder Proposals

Under US law, which is applicable to the Company and will be applicable to New pSivida, the deadline for submitting shareholder proposals for inclusion in New pSivida’s proxy statement and form of proxy for next year’s annual meeting is 21 June 2008 (if the Reincorporation proceeds). Notice of a shareholder proposal will be considered untimely if submitted to New pSivida after 4 September 2008 (if the Reincorporation proceeds).

A shareholder proposal is defined in Rule 14a-8 under the US Exchange Act as “[a shareholder’s] recommendation or requirement that the company and/or its board of directors take action, which [the shareholder] intend[s] to present at a meeting of the company’s shareholders.” A shareholder proposal must be included by a company in its proxy materials distributed in connection with annual or special shareholder meetings if the shareholder proposal meets certain procedural requirements and does not fall within certain enumerated exemptions.

(c)
Delivery of Information Memorandum to Shareholders Sharing an Address

In accordance with applicable US law requirements, only one Information Memorandum is being delivered to two or more Shareholders who share an address, unless the Company receives contrary instructions from one or more of the Shareholders at that shared address. Upon receipt of an oral or written request for multiple copies of the Information Memorandum, the Company will promptly deliver such multiple copies.

To request that multiple copies of the Information Memorandum be delivered, Shareholders may contact the Company by mail at pSivida Limited, GPO Box
2986, Melbourne VIC 3001, Attn: Brian Leedman, by telephone at +61 8 9227 8327 or by email at brianl@psivida.com. Shareholders may also contact the Company at the above address, telephone number or email address if they have received multiple copies of the Information Memorandum and would prefer to receive instead a single copy of Company mailings in the future.

10.27
Other Foreign Regulatory Matters

(a)
New Zealand

By this Information Memorandum being
distributed in New Zealand under the Securities Act (Overseas Companies) Exemption Notice 2002 as amended, re-enacted and/or replaced, New pSivida is relieved from the requirement to prepare a New Zealand registered prospectus and investment statement in respect of the New pSivida Shares to be issued to Scheme Participants pursuant to the Scheme.

(b)
Other jurisdictions

Neither this Information
Memorandum nor the Scheme constitutes, or are intended to constitute, an offer of securities in any place in which, or to any person to whom, the making of such an offer would not be lawful under the laws of any jurisdiction outside Australia and its external territories and the United States, and shall not form the basis of any contract.

Ineligible Foreign Shareholders will not
receive CDIs or New pSivida Shares under the Scheme. Instead, Ineligible Foreign Shareholders will have their entitlements sold by the Nominee on ASX after CDIs commence trading on ASX, with the proceeds of sale remitted to the Ineligible Foreign
Shareholders.

10.28
Consents and Disclaimers of Responsibility

(a)
Consent to be named

The following persons have
given, and have not withdrawn before the time of this Information Memorandum’s registration by ASIC, written consent to be named in this Information Memorandum in the form and context in which they are named:

(i)
Blake Dawson as Australian legal counsel and Australian tax counsel to the Company and New pSivida;

(ii)
Ropes & Gray LLP as US legal counsel and US tax counsel to the Company and New pSivida;

(iii)
Deloitte Touche Tohmatsu as auditor to the Company;

(iv)
Computershare Investor Services Pty Limited as Australian share register and option register of the Company and New pSivida;

(v)
Computershare Trust Company NA as US share register of the Company and New pSivida;

(vi)
Citibank, N.A. as ADS Depositary of the Company and, as such, the registrar and transfer agent of ADSs for the Company; and

(vii)
Pitcher Partners Corporate Pty Ltd as Independent Expert.

(b)
Consent to the inclusion of information

The
following persons have given, and have not withdrawn before the time of this Information Memorandum’s registration by ASIC, written consent to inclusion of the following information in this Information Memorandum in the form and context in which the information is included, and to all references to such information in this Information Memorandum in the form and context in which the references appear:

(i)
Blake Dawson in respect of the Australian tax information contained in section 9.1;

(ii)
Ropes & Gray LLP in respect of the US tax information contained in section 9.2; and

(iii)
Pitcher Partners Corporate Pty Ltd in respect of the Independent Expert’s Report in Annexure H of this Information Memorandum.

(c)
Disclaimers of responsibility

None of the persons
named in sections 10.28(a)and 10.28(b) above have authorised or caused the issue of this Information Memorandum.

None of the persons named
in sections 10.28(a)and 10.28(b) above make, or purport to make, any statement in this Information Memorandum, or any statement upon which a statement in this Information Memorandum is based, other than a statement or report included in this
Information Memorandum with the person’s consent as expressly specified in this section 10.28.

Each of the persons named in sections 10.28(a) and 10.28(b) above, to the maximum extent permitted by law, expressly disclaims and takes no responsibility for any part of this Information Memorandum, other than a reference to the person’s name in this section 10.28, or a statement or report that has been included in this Information Memorandum with the person’s consent as expressly specified in this section 10.28.

10.29
Disclosure of Fees and Benefits Received by Certain Persons

The persons named in this Information Memorandum as performing a function in a professional, advisory or other capacity in connection with the preparation or distribution of this Information Memorandum are:

(a)
Pitcher Partners Corporate Pty Ltd as Independent Expert;

(b)
Blake Dawson as Australian legal counsel and Australian tax counsel to the Company and New pSivida;

(c)
Ropes & Gray LLP as US legal counsel and US tax counsel to the Company and New pSivida;

(d)
Computershare Investor Services Pty Limited as Australian share register and option register of the Company and New pSivida;

(e)
Computershare Trust Company NA as US share register of the Company and New pSivida; and

(f)
Citibank, N.A. as ADS Depositary of the Company and, as such, the registrar and transfer agent of ADSs for the Company.

Each of the above listed persons will be entitled to receive professional fees charged in accordance with their normal basis of charging. None of the above listed persons have any financial interest in the Company, New pSivida or the Scheme other than in respect of such professional fees to be received in relation to their work performed on the implementation of the Scheme and the preparation of the Information Memorandum.

The independent non-executive directors of both the Company and New pSivida also have received and will receive directors’ fees on commercial market terms during their tenures as directors of the Company and New pSivida.

10.30
Copies of Documents

Shareholders can request a
copy of the following documents free of charge from the Company by calling +61 8 9227 8327:

(i)
the 2007 Annual Financial Report of the Company;

(ii)
the 31 December 2007 Half Year Financial Report of the Company; and

(iii)
any continuous disclosure notices lodged by the Company since 30 June 2007.

These documents can also be obtained from the ASX announcements platform at www.asx.com.au.

10.31
Supplementary Information

Except as set out in or
incorporated by reference in this Information Memorandum, there is no other information material to the making of a decision in relation to the Scheme that is within the knowledge of any Director or Related Body Corporate of the Company and that has not previously been disclosed to Shareholders (as appropriate).

10.32
Other Information Relevant to Making a Decision regarding the Reincorporation

(a)
Material information

Except as set out in or
incorporated by reference in this Information Memorandum, there is no other information material to the making of a decision by a Shareholder whether or not to agree to the Reincorporation that is within the knowledge of any Director of the Company and that has not previously been disclosed to the Shareholders.

(b)
Lodgement of this Information Memorandum

This
Information Memorandum was given to ASIC on 15 April 2008 pursuant to section 411(2)(b) of the Corporations Act.

10.33
Consent to Lodgement

(a)
The Directors of the Company

Each Director of the
Company has given, and not withdrawn, his or her consent to the lodgement of this Information Memorandum as an information memorandum for listing with ASX and an explanatory statement in relation to the Scheme with ASIC.

BY ORDER OF THE BOARD OF PSIVIDA LIMITED.

PART B – EXPLANATORY STATEMENT IN RELATION TO THE EGM

11.
EXPLANATORY STATEMENT FOR THE EGM

Set out below is the explanatory
statement for the information of the Shareholders in connection with the business to be conducted at the Extraordinary General Meeting of the Company to be held at 1.30 pm (AEST) on 6 June 2008 at Stamford Plaza Melbourne, Edinburgh Room, Level
1 West Tower, 111 Little Collins Street, Melbourne Victoria, or as soon after that time as the Scheme Meeting concludes or is adjourned.

This information
is important. You should read the information relating to the EGM carefully, and, if necessary, seek independent professional advice.

11.1
Resolution 1: Approval of the New pSivida ESOP

The
Board has approved and adopted the New pSivida ESOP, subject to:

(i)
approval of the New pSivida ESOP by Shareholders; and

(ii)
approval of the Reincorporation by Shareholders and the Court.

Approval of the New pSivida ESOP by Shareholders will be considered approval of the New pSivida ESOP for purposes of Sections 162(m) and 422 of the Code.

If approved, the New pSivida ESOP will be transferred to New pSivida by order of the Court as part of the Reincorporation. The Company ESOP also will be transferred to New pSivida by order of the Court as part of the
Reincorporation, but no further awards will be made under the Company ESOP if the New pSivida ESOP is approved.

(a)
Background of the New pSivida ESOP

In conjunction
with the Reincorporation, the Board is submitting a new employee incentive plan for Shareholder approval. The Board believes that New pSivida’s long-term success depends upon an ability to attract, retain and motivate key employees and others.
The Board believes that an ESOP is an important motivation tool. The New pSivida ESOP will permit New pSivida to issue stock-based and other incentive awards to management, key employees, consultants and, subject to Shareholder approval required by
ASX Listing Rules, directors. The New pSivida ESOP is a typical plan for US issuers, and is designed to comply with US law and Nasdaq and ASX requirements. The provisions of the New pSivida ESOP are consistent with important US tax considerations for the Company that are not provided for in the Company ESOP.

(b)
Summary of the New pSivida ESOP

The purpose of the
New pSivida ESOP is to advance New pSivida’s interests by providing for the grant of stock-based and other incentive awards to New pSivida directors, senior management, key employees and others.

The following is a summary of the material features of the New pSivida ESOP.

A maximum of 1,750,000 New pSivida Shares may be delivered in satisfaction of awards made under the New pSivida ESOP. The maximum number of New pSivida Shares subject to awards granted to any person in any calendar year will be 1,062,500. The maximum amount payable to any person in any calendar year under cash awards will be US$1,000,000. In the event of a stock dividend, stock split or other change in New pSivida’s capital structure, the administrator will make appropriate adjustments to the limits described above, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The administrator may also make similar adjustments to take into account other distributions to shareholders or any other event, if the administrator determines that adjustments are appropriate to avoid distortion in the operation of the New pSivida ESOP and to preserve the value of awards.

The maximum number of New pSivida Shares that may be issued under the New pSivida ESOP represents approximately 9.6% of the total number of Shares outstanding on 8 April 2008, excluding treasury shares and as adjusted for the Reincorporation. Approximately 455,478 Shares remained issuable in connection with outstanding awards under prior plans, as adjusted for the Reincorporation. The total number of equivalent New pSivida Shares issuable under prior plans, added together with New pSivida Shares issuable under the proposed New pSivida ESOP, represent approximately 12.1% of the
Company’s outstanding shares on 8 April 2008, as adjusted for the Reincorporation.

The Remuneration Committee of the New pSivida
board of directors (and their delegates) will administer the New pSivida ESOP. The term “administrator” is used in this summary to refer to the person (the Remuneration Committee of the New pSivida board of directors and their delegates)
charged with administering the New pSivida ESOP. The administrator has full authority, subject only to the express provisions of the New pSivida ESOP, to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms and conditions of any awards. Awards may be in the form of options, SARs, restricted or unrestricted stock, stock units (including restricted stock units), performance awards, cash awards and certain other equity-based awards. The administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the New pSivida ESOP and to make, administer and interpret such rules and regulations as it deems necessary or advisable. Determinations of the administrator made under the New pSivida ESOP are conclusive and bind all parties.

Participation in the
New pSivida ESOP is limited to those key employees and directors, as well as consultants and advisors, who in the administrator’s opinion are in a position to make a significant contribution to the success of New pSivida and its affiliated corporations, and who are selected by the administrator to receive an award. The group of persons from which the Administrator will select participants currently consists of approximately thirty individuals, including three executive officers.

The administrator may from time to time award Options or SARs to any participant subject to the limitations described above. Options give the holder the right to purchase New pSivida Shares within a specified period of time at a specified price. Two types of stock options may be granted under the New pSivida ESOP: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of New pSivida and its subsidiaries. SARs give the holder the right to appreciation in the value of the shares subject to the SAR.

The exercise price of a stock option or SAR granted under the New pSivida ESOP cannot be less than the fair market value of the underlying common stock at the time of grant. In addition, the expiration date cannot be more than ten years after the date of the original grant. The administrator also determines all other terms and conditions related to the exercise of an option or SAR.

The New pSivida ESOP also provides for awards of restricted common stock as well as shares of common stock that are not restricted. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to New pSivida unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of New pSivida, including the right to vote the shares and to receive dividends. The New pSivida ESOP also provides for grants of stock units, including restricted stock units, entitling the recipient to receive shares of common stock in the future on such conditions as the administrator may specify.

The administrator may also make awards subject to the satisfaction of specified performance criteria. Performance awards may consist of common stock or cash or a combination of the two. The performance criteria used in connection with a particular performance award will be determined by the administrator. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Code, a performance criterion will mean an objectively determinable measure of performance relating to any, or any combination, of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses;
earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; total shareholder return; cash flow; operating income; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; employee turnover and/or other human resource activities; acquisitions and divestitures (in whole or in part); collaborations; joint ventures and strategic alliances; spin-offs, split-ups and the like; in-licensing and/or out-licensing; patents; product development; product market share; progress on the Company’s product pipeline; research productivity; movement of programs from research to development; cost reductions or savings; government relations;
litigation; management and board of directors composition; leadership development and/or talent management; sales of assets and/or subsidiaries; information services; clinical trials; manufacturing; manufacturing capacity; production; inventory;
site development; plant, building or facility development; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any targets with respect thereto determined by the administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the administrator may provide in the case of any award intended to qualify for such exception that one or more of the performance criteria applicable to the award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable performance criterion or criteria.

Neither ISOs nor, except as the administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an ISO and, except as the administrator may provide, other awards requiring exercise may be exercised only by the recipient. Shares delivered under the New pSivida ESOP may consist of either authorized but unissued shares or treasury shares. The number of shares delivered upon exercise of a stock option is determined net of any shares transferred by the optionee to New pSivida in payment of the exercise price or tax withholding.

In the event of a consolidation or merger in which New pSivida is not the surviving corporation, or which results in the acquisition of substantially all of New pSivida’s stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of New pSivida’s assets or a dissolution or liquidation of New pSivida, the following rules will apply except as otherwise provided in an Award:

(i)
The administrator may provide for the assumption or substitution of awards or for a cash or non-cash payment (a “cash out”) in respect of outstanding awards, but if there is no assumption or substitution and no cash out, awards will accelerate. The administrator may, however, apply restrictions to cash-out amounts or to amounts paid or delivered in respect of outstanding shares of restricted stock.

(ii)
Outstanding awards (other than outstanding shares of stock), unless assumed or converted into a right to receive other consideration, will terminate upon completion of the transaction.

The administrator may at any time or times amend the New pSivida ESOP or any outstanding award for any purpose that is at the time permitted by law, and may at any time terminate the New pSivida ESOP as to any future grants of awards. The administrator may not, however, alter the terms of an award so as to affect materially and adversely the participant’s rights under the award without the participant’s consent, unless the administrator expressly reserved the right to do so at the time of the award.

Because awards under the New pSivida ESOP will be within the discretion of the remuneration committee of the New pSivida board of directors, it generally is not possible to predict to whom future awards will be granted under the New pSivida ESOP, or the number of New pSivida Shares underlying any award. The total number of Options that will be received or allocated under the New pSivida ESOP to the New pSivida named executive officers, all initial New pSivida executive officers as a group, all initial New pSivida directors who are not executive officers as a group and all initial New
pSivida employees who are not executive officers as a group is not determinable at this time.

(c)
US federal tax effects of the New pSivida ESOP

The
following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the New pSivida ESOP under the law as in effect on the date of this Information Memorandum. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the New pSivida ESOP, nor does it cover state, local or non-US taxes.

ISOs. In general, an optionee realises no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to New pSivida) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which New pSivida is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which New pSivida is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realises income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to New pSivida; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as short-term or long-term capital gain or loss, depending upon the holding period of the shares, for which New pSivida is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of US$100,000.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of New
pSivida may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the New pSivida ESOP, may be subject to an additional 20% federal tax and may be nondeductible to New pSivida.

Section 162(m) of the Code limits to US$1 million the deduction a public corporation may claim for compensation in any year to any of the corporation’s chief executive officer and certain other top executive officers. Certain performance-based compensation is exempt from this deduction limitation. Stock options under the New pSivida ESOP are intended to qualify for this performance-based compensation exception.

Section 409A of the Code imposes adverse tax consequences on employees and other service recipients entitled to “nonqualified deferred compensation” that does not satisfy the requirements of Section 409A. Stock options granted under the New pSivida ESOP are intended to be exempt from the requirements of Section 409A.

Copies of the New pSivida ESOP will be made available on the ASX website prior to the EGM, and will also be available for inspection during normal business hours at Company corporate headquarters at Level 16, 190 Queen Street, Melbourne VIC 3000, or by written request to Brian Leedman at the foregoing address.

(d)
Comparison of the Company ESOP and the New pSivida ESOP

The following is a comparison of certain features of the Company ESOP and the New pSivida ESOP.

(i) Administration

The Board administers the Company ESOP, and the Remuneration Committee of the New pSivida board of directors administers the New pSivida
ESOP.

(ii) Types of Awards

The Company ESOP provides for the award of stock options. Awards under the New pSivida ESOP include stock options, other forms of equity and equity-based awards and cash awards.

(iii) Limits on Awards

Under
the Company ESOP, a maximum of 70,000,000 Shares may be issued under option awards granted after March 30, 2008. Under the New pSivida ESOP, a maximum of 1,750,000 New pSivida Shares may be delivered in satisfaction of awards. In addition, unlike the Company ESOP, the New pSivida ESOP limits the number of shares that can be subject to awards granted to any person during any calendar year.

(iv) Eligibility

Under the Company ESOP, employees of the Company and associated companies and Directors are eligible for awards. Under the New pSivida ESOP, key employees, consultants and advisors of the Company and affiliated companies and directors are eligible for awards. Under both the Company ESOP and the New pSivida ESOP, awards to directors are limited under ASX Listing Rules.

(v) Exercise After Termination of Employment

Under the Company ESOP, exercisable options remain exercisable for 30 business days after the option holder’s termination of employment. Under the
New pSivida ESOP, in general, awards terminate upon termination of employment, except for stock options and SARs that remain exercisable for the lesser of 3 months or the remaining term of the award. Under the Company ESOP, the Board in its discretion may permit options to be exercised by the legal personal representatives of the optionee. Under the New pSivida ESOP, stock options and other rights exercisable prior to the participant’s death remain exercisable for one year ending on the first anniversary of the participant’s death (or a shorter period if the ability to exercise expired prior to the expiration of the year).

(vi) Effect of Certain Transactions

Under the Company ESOP, options become immediately exercisable for a period of 20 business days upon certain change of control events. Under the New pSivida ESOP, in the event of a consolidation, merger or certain other corporate events, outstanding awards will either be assumed, substituted for, cashed out, or accelerated.

(vii) Term and Amendment

The term of the New pSivida ESOP is ten years from March 30, 2008. The Company ESOP may continue indefinitely. Under both the New pSivida ESOP and Company ESOP, the administrator of the plan is granted certain amendment powers with respect to the plan and outstanding awards under the plan.

(viii) Governing Law

The Company ESOP is governed by the law in force in Western Australia. Awards under the New pSivida ESOP will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and consistent with the applicable requirements of the stock exchanges or other trading systems on which the stock is listed or entered for trading. The New pSivida ESOP was designed to comply with various applicable US tax requirements.

(e)
Awards under the Company ESOP during the previous financial year

The following table is provided as additional information about the current Company ESOP. The information is as of 30 June 2007, and does not take into account the share option grants of
18 October 2007 and 27 November 2007. All of the information relates to Options granted under the Company ESOP, which does not provide for a fixed maximum number of shares that can be granted thereunder. Shareholders first approved the Company ESOP at the Company’s annual general meeting on 30 November 2001. Shareholders re-approved the Company ESOP at each of the Company’s annual general meetings held on 17 November 2004 and
27 November 2007.

Plan categories

(a) Number of securities to be issued upon exercise of outstanding options

(b) Weighted-average exercise price
of outstanding options

(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column a)

Equity compensation plans approved by security holders

18,673,504

A$
0.91

(
*)

Equity compensation plans not approved by security holders

—

—

—

Total

18,673,504

A$
0.91

(
*)

*
The Board generally may not invite an application for an award or grant an award under the Company ESOP if doing so would cause the aggregate of the following items to exceed 5% of the total issued Shares: the number of Shares the subject of the Option for which the Board proposes inviting an application, or which the Board proposes to grant; the number of Shares that would be issued if all Options under the Company ESOP were exercised; the number of Shares that would be issued if all other offers or invitations or options to acquire unissued Shares pursuant to the Company ESOP or to any other employee share scheme extended only to employees, executive officers and directors of the Company and of any of its associated companies were accepted or exercised; the number of Shares issued during the previous five years pursuant to the Company ESOP; and the number of Shares issued during the previous five years pursuant to any other employee share scheme extended only to employees, executive officers and directors of the Company and of any of its associated companies. Awards made under the Company ESOP have not otherwise been limited by ASX Listing Rule
7.1, which generally prohibits a listed company from issuing or agreeing to issue equity securities equal to more than 15% of the company’s ordinary capital in any 12 month period without approval by holders of the company’s ordinary shares, due to the Company ESOP’s compliance with ASX Listing Rule 7.2, Exception 9.

As of 31 March 2008, there were
18,219,111 securities to be issued upon exercise of outstanding options issued under the Company ESOP with a weighted average exercise price of A$0.74.

11.2
Compensation Discussion and Analysis

In financial
year 2007, each of the Executives was engaged under an employment agreement with the Company.

Paul Ashton, Michael Soja and Lori Freedman
were employed under agreements negotiated on an arm’s-length basis by Gavin Rezos, the then Managing Director, and approved by the Board. Dr Ashton, Mr Soja and Ms Freedman were executive officers of CDS at the time of its acquisition by the Company, and had change of control agreements entitling them to severance upon the acquisition of CDS by the Company in the event of a reduction in compensation or a loss of title or responsibility. The Board sought to retain
Dr Ashton, Mr Soja and Ms Freedman subsequent to the acquisition, and Mr Rezos negotiated employment arrangements that would not result in these Executives triggering their severance provisions.

Aaron Finlay was employed by the Company prior to the acquisition of CDS. In February 2006, in light of the acquisition of CDS, Mr Rezos negotiated an amendment to Mr Finlay’s employment agreement in order to retain him as the Company’s Australian resident Secretary, to manage the Australian operations as the Company moved forward with its stated plan to becoming a US-based company, and to assist in such transition. On 29 February 2008, Mr Finlay became a part-time consultant to the Company for a six-month transition period.

In financial year 2007, none of the Company, the Board or the Remuneration Committee engaged a compensation consultant, nor did any of them benchmark executive compensation against a specific peer group of companies.
Global compensation consulting firm Radford Surveys + Consulting has been engaged to advise the board with respect to executive compensation for financial year 2008.

(a)
Compensation objectives

The Company’s
executive compensation program is designed to attract, retain and motivate executive officers capable of leading the Company to achieve its business objectives. The Remuneration Committee recommends, and the Board determines, the compensation arrangements for executive officers including base salary and bonus. The Remuneration Committee also recommends, and the Board grants, stock options to executive officers as a means of aligning the interests of the Company’s executive team with the interests of the Company’s shareholders, of retaining qualified Company executives and of rewarding Company executives for positive Company or individual performances. In making its recommendations, the Remuneration Committee and the Board take into account the Company’s size and stage of business development.

(b)
Compensation components

(i)
Salary

The Company’s executive officer employment
agreements provide for minimum base salaries. These base salaries may be increased annually by the Board, which may consider such factors as the relevant officer’s individual performance, job responsibilities and industry benchmarks. For financial year 2007, each of the Executives, as well as the former Managing Director, Mr Rezos, was paid at the rate of his or her minimum base salary.

Upon Mr Rezos’ resignation, Dr Brimblecombe (who was then Chairman of the Board) served as Acting Chief Executive Officer of the Company until January 2007. For financial year 2007, as approved by the
Board, Dr Brimblecombe received compensation of US$64,352 for his six months of services as Acting Chief Executive Officer as well as US$17,678 for his services as Chairman of the Board.

(ii)
Incentive compensation

The Company’s executive
officers may receive incentive compensation recommended by the Remuneration Committee and approved by the Board, which may consist of discretionary bonuses or share options. Such bonuses and share option awards may be based on individual or corporate performance, on achievement of individual or corporate goals such as financings, advancement of the

Company’s research and development activities and intellectual property portfolio or research and development collaborations with third parties or on other factors.

All share options awarded to Company executive officers are granted under the Company ESOP. The Remuneration Committee recommends, and the Board awards, share options to align the interests of executive officers more closely to those of Shareholders, and in doing so considers the executive officer’s position with and services provided to the Company, the executive officer’s past and potential contribution to the growth of the Company and any other factors that the Board deems relevant. The Remuneration Committee and the Board believe that share option grants can be a particularly valuable tool to provide incentives to and retain valued executive officers, because such grants and awards typically have an exercise price equal to or greater than the share price on the date of grant and a vesting period that generally extends over time. The
Company’s executive officers forfeit unvested options if they terminate employment for other than good reason or if the Company terminates them for cause.

The Board awarded 250,000 Options for Shares under the Company ESOP to each of Mr Soja and Ms Freedman in October 2006 in accordance with the terms of his or her respective employment agreement. The Board did not award any other share options to executive officers during financial year 2007. Other amounts appearing in the Summary Compensation Table below relate to expenses recognized by the Company during financial year 2007 with respect to share option grants issued during prior financial years. Subsequent to financial year 2007, in October 2007, the Board awarded 750,000 Options for Shares to each of Mr Soja, Ms Freedman and Mr Finlay. The Board concluded that these awards reflected the roles these Executives had played in the Company’s financial restructuring and would provide them with additional incentives to continue to advance the Company’s interests. In November 2007, the Shareholders approved a grant of 750,000 Options for Shares to Dr Ashton.

During financial year 2007, the Board awarded cash bonuses to Dr Ashton, Mr Soja and Ms Freedman to assist in payment to the Company of amounts paid by the Company with respect to US taxes arising from the vesting of restricted stock held by the executives. The Board determined that in light of the potential equity financings by the Company, the Executives should not sell Shares to finance such payments. The Company did not award any other bonuses to executive officers during or with respect to financial year 2007.

(iii)
Other compensation

The Company maintains broad-based
benefits and perquisites that are provided to all employees located in the United States, including Dr Ashton, Mr Soja and Ms Freedman. These benefits and perquisites include health insurance, life and disability insurance and a
401(k) plan, including matching Company contributions. The Company is required by Australian law to contribute 9% of the gross income of any employee located in Australia to an approved superannuation fund. During financial year 2007, Mr Finlay was entitled to the standard employee benefits and perquisites previously maintained generally in Australia.

Following Mr Rezos’
resignation, the Company entered into a six-month consulting agreement with Mr Rezos, negotiated by Dr Brimblecombe and approved by the Board, pursuant to which Mr Rezos provided services to the Company as an independent consultant for six months. Mr Rezos was paid A$329,000 as compensation for his services for the term, and his Options for Shares continued to vest until 1 February 2007. The Board determined that such compensation was warranted as a means of ensuring that Mr Rezos would be available to assist the Company during the transitional phase following his resignation as Managing Director.

(iv)
Termination-based compensation

The Company did not make
any termination-based payments to executive officers during financial year 2007. Pursuant to the terms of the various employment agreements that the Company has reached with its executive officers, the Company has agreed to make severance payments to its executive officers in certain circumstances.

11.3
Remuneration Committee Report

The Remuneration
Committee has reviewed and discussed with management the “Compensation Discussion and Analysis.” Based on the foregoing review and discussion, the Remuneration Committee recommended to the Board that the “Compensation Discussion and
Analysis” be included in this Explanatory Memorandum for filing with the SEC.

Submitted By

The Remuneration Committee

Dr David Mazzo

Mr Michael Rogers

Dr Katherine Woodthorpe

11.4
Executive Compensation

(a)
Summary of executive compensation

As discussed
above in section 11.2, during financial year 2007, each of the Executives was employed under an employment agreement with the Company. Each employment agreement provided a minimum base salary, which for Dr Ashton was US$300,000, for
Mr Soja and Ms Freedman was US$272,497 and for Mr Finlay was A$275,000. Each employment agreement also provided that the Executives were entitled to discretionary bonuses and share option grants. The employment agreements of
Mr Soja and Ms Freedman also required the Company to grant each of them 250,000 Options for Shares during financial year 2007. In accordance with the terms of the US-based Executives’ employment agreements, the Company provided life insurance and matching 401(k) contributions for each of the US based Executives. The Company made superannuation contributions in accordance with Australian law on behalf of Mr Finlay. Mr Finlay also received benefits including travel insurance and a Company-paid parking space.

The following table contains certain information about the compensation that the Company paid its former Chief Executive Officer, its former Acting Chief Executive Officer, its current Managing Director, its current Chief Financial Officer and its other executive officers who were serving as executive officers as of financial year end
30 June 2007. These executive officers are referred to as named executive officers. Unless otherwise indicated, all compensation information relates to the financial year ended 30 June 2007. All compensation information is prepared in accordance with US GAAP and reported in US$.

Name and Principal Position

Year

Salary (US$)

Bonus (US$)

Stock Awards (US$)(4)(5)(6)

Option Awards (US$)(4)(5)

Non-Equity Incentive Plan Compensation (US$)

Change in Pension Value and Nonqualified Deferred Compensation Earnings (US$)

All Other Compensation (US$)(7)

Total (US$)

Paul Ashton(1)(3) Managing Director

2007

300,000

25,832

16,056

(26,814
)

—

—

13,820

328,894

Michael J. Soja Vice President of Finance, Chief Financial Officer and Treasurer

2007

272,497

54,242

136,640

1,078

—

—

11,530

475,987

Lori Freedman Vice President for Corporate Affairs, General Counsel and Company Secretary

2007

272,497

55,308

142,941

1,078

—

—

14,255

486,079

Aaron Finlay(2)(3) Former Company Secretary

2007

244,308

—

—

—

—

—

29,284

273,592

Gavin Rezos(1)(2)(3) Former Managing Director

2007

63,267

—

—

—

—

—

260,631

323,898

  Roger Brimblecombe(1)(2)(3)   Former Acting Chief Executive Officer and Former Chairman of the Board of
Directors

2007

82,030

—

—

—

—

—

—

82,030

(1)
Dr Ashton, Mr Rezos and Dr Brimblecombe also served as Directors during financial year 2007. Dr Ashton did not receive any additional compensation for serving as a Director. In Mr Rezos’ role as a Director, he received US$25,280 in Director’s fees, and the Company made US$2,063 of superannuation contributions on his behalf in accordance with Australian law. Dr Brimblecombe received
US$17,678 in director’s fees in his role as Chairman of the Board.

(2)
Mr Finlay and Mr Rezos received their compensation in Australian dollars. Dr Brimblecombe received his director’s fees in Australian dollars and his salary in
Pounds Sterling. Compensation paid in Australian dollars and Pounds Sterling was converted into US dollars using the average exchange rates during financial year 2007. Stock and option awards were converted from Australian dollars to US dollars using the average exchange rate during financial year 2007.

(3)
Mr Finlay served as Company secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008. Mr Rezos resigned in July 2006. Dr Brimblecombe resigned in January 2007. Dr Ashton, who was an executive officer throughout financial year 2007, became Managing Director following Dr Brimblecombe’s resignation.

(4)
Reflects the amounts recognized for financial statement reporting purposes for financial year 2007 in accordance with SFAS 123R. The negative option award amount attributed to
Dr Ashton results from the revaluation of a prior year option grant as of 30 June 2007 required by SFAS 123R. The option award amounts of Mr Soja and Ms Freedman were similarly affected. However, option grants to Mr Soja and
Ms Freedman during financial year 2007 effectively offset the decrease resulting from the revaluation.

(5)
Option awards are valued using the Black-Scholes valuation model. The underlying valuation assumptions for equity awards are further disclosed in Note 13(c) of the audited financial statements filed with the Company’s Annual Report on Form 20-F for financial year 2007. Stock awards were issued in conjunction with the December 2005 acquisition of CDS. The amounts shown represent the amortization of the deferred compensation over the vesting period.

(6)
In March 2007, Dr Ashton voluntarily forfeited 46,040 unvested ADS (equivalent to 460,400 Shares) that had been granted at the time of the acquisition of CDS.

(7)
The table below shows amounts under All Other Compensation for financial year 2007:

Company paid amounts for life insurance (US$)

Company contributions to 401(k) plan (US$)

Australian law superannuation contributions made by the Company (US$)

Other (US$)

Consulting (US$)

Total (US$)

Paul Ashton

630

13,190

—

—

—

13,820

Michael Soja

630

10,900

—

—

—

11,530

Lori Freedman

630

13,625

—

—

—

14,255

Aaron Finlay

—

—

21,988

7,296
(*)

—

29,284

Gavin Rezos

—

—

2,063

—

258,568
(**)

260,631

Roger Brimblecombe

—

—

—

—
(***)

—

—

(*)
Composed primarily of Company-paid office parking.

(**)
Following Mr Rezos’ resignation, the Company paid him US$258,568 under a six-month consulting agreement.

(***)
Dr Brimblecombe received US$17,678 in director’s fees in his role as Chairman of the Board, which amount is included in Dr Brimblecombe’s salary in the executive compensation table above.

(b)
Grants of Plan-Based Awards

The following table
presents information concerning grants of plan-based awards to each of the named executive officers during the year ended 30 June 2007. All information is prepared in accordance with US GAAP, and all dollar figures are reported in
US$.

Name

Grant Date

Estimated Future Payouts Under Non-Equity Incentive
Plan Awards

Estimated Future Payouts Under Equity Incentive Plan Awards

All Other Stock Awards: Number of Shares
of Stock or Units (#)

All Other Option Awards: Number
of Securities Underlying Options (#)

Exercise or Base Price
of Option Awards (US$/Sh)(2)((3)

Grant Date Fair Value of Stock and
Option Awards(3)

Threshold (US$)

Target (US$)

Maximum (US$)

Threshold (#)

Target (#)

Maximum (#)

Paul Ashton(1) Managing Director

—

—

—

—

—

—

—

—

—

—

—

Michael J. Soja Vice President of Finance, Chief Financial Officer and Treasurer

10/18/06

—

—

—

—

—

—

—

250,000

0.245

31,057

Lori Freedman Vice President for Corporate Affairs, General Counsel and Company Secretary

10/18/06

—

—

—

—

—

—

—

250,000

0.245

31,057

Aaron Finlay(1) Former Company Secretary

—

—

—

—

—

—

—

—

—

—

—

Gavin Rezos(1) Former Managing Director

—

—

—

—

—

—

—

—

—

—

—

Roger Brimblecombe(1) Former Acting Chief Executive Officer and Former Chairman of the Board of Directors

—

—

—

—

—

—

—

—

—

—

—

(1)
Mr Finlay served as Company secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008. Mr Rezos resigned in July 2006. Dr Brimblecombe resigned in January 2007. Dr Ashton, who was an executive officer throughout financial year 2007, became Managing Director following Dr Brimblecombe’s resignation.

(2)
The exercise price was equal to 110% of the closing price on ASX of the Shares on the grant date.

(3)
The exercise price and grant date fair value were converted from Australian dollars to US dollars using the exchange rate on the date of grant.

(c)
Outstanding equity awards at financial year end

The following table shows outstanding equity awards for the Company’s named executive officers as of 30 June 2007. All information is prepared in accordance with US GAAP, and all dollar amounts are reported in US$.

Option Awards

Stock Awards

Name

Number of Securities Underlying Unexercised Options (#) Exercisable(4)

Number of Securities Underlying Unexercised Options (#) Unexercisable(4)(5)

Equity Incentive Plan Awards: Number
of Securities Underlying Unexercised Unearned Options (#)(4)(6)

Option Exercise Price (US$)(7)

Option Expiration Date(8)

Number of Shares or Units of Stock That Have Not Vested (#)

Market Value of Shares or Units of Stock That Have Not Vested (US$)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have
Not Vested (#)

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights
That Have Not Vested (US$)

Paul Ashton(1)

528,420

—

0.17742

09/18/07

—

—

—

—

Managing Director

352,280

0.22709

08/25/09

250,000

250,000

0.78090

09/30/10

Michael J. Soja

118,750

118,750

0.78090

09/30/10

—

—

—

—

Vice President of Finance, Chief Financial Officer and Treasurer

250,000

0.27586

09/30/11

Lori Freedman

118,750

118,750

0.78090

09/30/10

—

—

—

—

Vice President for Corporate Affairs, General Counsel and Company Secretary

250,000

0.27586

09/30/11

Aaron Finlay(1)(2)

700,000

—

—

1.00158

08/05/09

—

—

—

—

Former Company Secretary

200,000

0.67904

03/31/10

200,000

0.78090

09/30/10

Gavin Rezos(1)(3)

1,200,000

—

—

0.51777

12/31/07

—

—

—

—

Former Managing Director

2,771,030

1.00158

08/05/09

600,000

0.67904

03/31/10

600,000

0.78090

09/30/10

Roger Brimblecombe(1)

400,000

—

—

0.51777

12/31/07

—

—

—

—

Former Acting Chief Executive Officer and Former Chairman of the Board of Directors

549,111

1.00158

08/05/09

300,000

0.67904

03/31/10

75,000

0.78090

09/30/10

(1)
Mr Finlay served as Company secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008. Mr Rezos resigned in July 2006. Dr Brimblecombe resigned in January 2007. Dr Ashton, who was an executive officer throughout financial year 2007, became Managing Director following Dr Brimblecombe’s resignation.

(2)
Mr Finlay transferred all of his Options for other than value to Mrs Sophie Finlay as trustee for the Aylesford Trust for tax and/or estate planning purposes.

(3)
Mr Rezos transferred 1,200,000 Options with an exercise price of US$0.5177 per share expiring on 31 December 2007 for other than value to Aymon Pacific Pty Ltd as trustee for the Jerezos Discretionary Trust for tax and/or estate planning purposes. Mr Rezos transferred 600,000 Options with an exercise price of US$0.78090 per share expiring on 30 September 2010 for other than value to Mrs Joanne
Rezos for tax and/or estate planning purposes.

(4)
The option numbers represent Options to acquire Shares or, if the Option is denominated in ADSs, Share equivalents. Each ADS represents 10 Shares.

(5)
The vesting dates for the 250,000 Options held by each of Mr Soja and Ms Freedman with an exercise price of US$0.27586 and an expiration date of
30 September 2011 are as follows.

Number of Options

Vesting Date

83,333

18 October 2007

83,333

18 October 2008

83,334

18 October 2009

(6)
The vesting date for the 250,000 Options held by Dr Ashton and the 118,750 Options held by each of Mr Soja and Ms Freedman, each with an exercise price of US$0.78090 and an expiration date of 30 September 2010, was originally scheduled for 30 December 2007. However, the Options did not vest on that date, because the Options’ vesting was and remains subject to performance conditions that have not yet been defined.

(7)
The exercise price of Options denominated in Australian dollars was converted to US dollars using the exchange rate at 30 June 2007.

(8)
Dr Ashton’s Options with an expiration date of 18 September 2007 expired. Mr Rezos’ and Dr Brimblecombe’s Options, each with expiration dates of 31 December 2007, also expired.

(d)
Option exercises and stock vested

The following
table provides information relating to option exercises and the vesting of stock awards during the financial year ended 30 June 2007. All information is prepared in accordance with US GAAP, and all dollar amounts are reported in US$.

Option Awards

Stock Awards

Name

Number of Shares Acquired on Exercise (#)

Value Realised on Exercise (US$)

Number of Shares Acquired on Vesting (#)

Value Realised on Vesting (US$)

Paul Ashton(1) Managing Director

—

—

460,400

81,307

Michael J. Soja Vice President of Finance, Chief Financial Officer and Treasurer

—

—

945,360

161,468

Lori Freedman Vice President for Corporate Affairs, General Counsel and Company Secretary

—

—

965,020

164,826

Aaron Finlay(1) Former Company Secretary

—

—

—

—

Gavin Rezos(1) Former Managing Director

—

—

—

—

  Roger Brimblecombe(1)   Former Acting Chief Executive Officer and Former Chairman of the Board of
Directors

—

—

—

—

(1)
Mr Finlay served as Company secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008. Mr Rezos resigned in July 2006. Dr Brimblecombe resigned in January 2007. Dr Ashton, who was an executive officer throughout financial year 2007, became Managing Director following Dr Brimblecombe’s resignation.

(e)
Pension benefits

The Company does not have any
qualified or non-qualified defined benefit plans.

(f)
Non-qualified deferred compensation

The Company
does not have any non-qualified defined contribution plans or other deferred compensation plans.

(g)
Potential payments upon termination or change in control

Each of the Company’s current executive officers has a contract with the Company that provides for potential payments in connection with such officer’s termination. If the severance provisions in the Company’s executive officer contracts had been triggered on 30 June 2007, the Company’s executive officers would have been entitled to payments in the following amounts (reported in US$):

Payments Due in Connection with a Termination without Cause or for Good Cause(1)

Salary (US$)

Bonus (US$)

Medical/Life/ Disability Insurance (US$)(8)

Superannuation contributions (US$)

Total (US$)

Paul Ashton(2)(3)(4)(5) Managing Director

274,168

—

8,616

—

282,784

Michael Soja(4)(5)(6) Vice President of Finance, Chief Financial Officer and Treasurer

490,752

—

43,440

—

534,192

Lori Freedman(4)(5)(6) Vice President for Corporate Affairs, General Counsel and Company Secretary

489,686

—

43,440

—

533,126

Aaron Finlay(2)(7) Former Company Secretary

155,613

—

—

14,005

169,618

Gavin Rezos(2) Former Managing Director

—

—

—

—

—

  Roger Brimblecombe(2)   Former Acting Chief Executive Officer and Former Chairman of the Board of
Directors

—

—

—

—

—

(1)
For purposes of the above table, the amount of severance has been determined as if the severance provisions contained in the contracts of each of the Company’s executive officers were triggered on 30 June 2007.

(2)
Mr Finlay served as Company secretary throughout financial year 2007, and subsequently became a part-time consultant to the Company on 29 February 2008. Mr Rezos resigned in July 2006. Dr Brimblecombe resigned in January 2007. Dr Ashton, who was an executive officer throughout financial year 2007, became Managing Director following Dr Brimblecombe’s resignation. Mr Rezos and
Dr Brimblecombe were not employed by the Company as of 30 June 2007, and did not receive any severance payments during the financial year ended 30 June 2007.

(3)
The above table does not take into account the amounts that Dr Ashton would receive if the Company were to choose to exercise its right under its non-competition agreement with
Dr Ashton to require him not to compete with the Company for a period of up to 24 months.

(4)
Dr Ashton, Mr Soja and Ms Freedman agreed that bonuses paid during the year ended 30 June 2007 would not be taken into account when determining the bonus element of any severance payments owed to them. Each of Dr Ashton, Mr Soja and Ms Freedman also agreed that any severance payments made to him or her during the year following the date that the Board approved the bonuses would be reduced by an amount equal to the bonus granted to such officer. The amounts included in the salary column for Dr Ashton, Mr Soja and Ms Freedman have been reduced accordingly.

(5)
The above table assumes medical, life and disability insurance premiums were paid on a lump sum basis with respect to Dr Ashton for one year and with respect to Mr Soja and Ms Freedman for two years, and does not take into account potential increases in insurance premiums. This table also assumes that Dr Ashton, Mr Soja and Ms Freedman elect coverage under the Company’s employee benefit plans and do not obtain coverage from an another employer. As of 31 December 2007, Mr Soja and Ms Freedman would be entitled to benefits under the Company’s medical, life and disability plans for only one year following termination.

(6)
The severance amounts of Mr Soja and Ms Freedman have been calculated on the assumption that making such payments would not be limited or precluded by Code
Section 280G and without regard to whether such payments would subject them to the federal excise tax levied on certain “excess parachute payments” under Code Section 4999. In the event that either of the above Code provisions would be triggered by the making of these severance payments, such severance payments shall be reduced to the extent necessary to maximize the executive officer’s total after-tax payments.

(7)
The above table reflects Mr Finlay’s employment agreement in effect at 30 June 2007, with amounts translated to US$ at the exchange rate on that date. Mr Finlay has since resigned as an employee and become a consultant.

(8)
For purposes of quantifying medical, life and disability insurance benefits, the Company used the assumptions used for financial reporting purposes under generally accepted accounting principles.

The severance arrangements of each of the Company’s executive officers during the 2007 financial year are described in the following paragraphs.

(i)
Paul Ashton

Termination by the Company without Cause or
by Dr Ashton with Good Cause would require the Company to pay severance to Dr Ashton. Dr Ashton would be entitled to a lump sum payment equal to 100% of his annual salary plus the pro rata portion of his bonus for the year of such termination calculated on the assumption that all targets and formulas for determining such bonus have been met, or, if no such targets or formulas have been established, the maximum bonus for which he was eligible during the prior year calculated on the same assumption. The bonus shall be reduced by any bonus payments relating to services performed in the year in which termination occurs that (1) have already been paid or are payable as of the date of termination or (2) were not earned because of the failure to achieve targets or formulas which are no longer able to be achieved and shall exclude any bonus paid or payable in the year in which termination with respect to services rendered in a prior year. The Company would also be required to provide Dr Ashton with medical, life and disability insurance benefits for a period of one year. Additionally, all Options held by the Dr Ashton would vest and become exercisable upon such termination and remain exercisable for a period of six months thereafter (except that incentive stock options (ISOs) would be exercisable for only three months thereafter), and all restricted stock held by Dr Ashton would vest and no longer be subject to forfeiture.
Termination by the Company for Cause or by Dr Ashton without Good Cause would not require the Company to pay any severance to Dr Ashton.

Dr Ashton has a separate non-competition agreement with the Company. Under this agreement, following a termination by the Company for Cause or by Dr Ashton without Good Cause, Dr Ashton would be required not to engage in certain activities that would be in competition with the Company for a period of twelve months from the date of termination. The Company could at its option extend this period for an additional twelve months in which case the Company would be required to pay Dr Ashton an amount equal to his annual base salary as of the date of termination in twelve equal installments over the course of the additional twelve month period.

Under Dr Ashton’s non-competition agreement, following a termination by the Company without Cause or by Dr Ashton for Good Cause, the
Company would have the option to prevent him from engaging in certain activities that would be in competition with the Company for a period of up to twenty-four months from the date of such termination. In exchange, the Company would pay

Dr Ashton an amount equal to 1/24th of US$800,000 for each month in the period specified. Any amounts received by Dr Ashton pursuant to his severance arrangements with the Company would reduce the amount that the Company is required to pay under his non-competition agreement on a dollar-for-dollar basis.

(ii)
Michael Soja and Lori Freedman

Termination of employment
of Mr Soja or Ms Freedman by the Company without Cause, or termination by Mr Soja or Ms Freedman with Good Cause would require the Company to pay severance to the affected executive officer. Such termination during financial year
2007 would have entitled each of Mr Soja and Ms Freedman to a lump sum cash payment equal to (a) 200% of annual salary, (b) the prior year’s bonus and (c) a pro rata portion of the current year’s bonus, calculated on the assumption that all targets and formulas for determining such bonus have been met, or, if no such targets or formulas were established, calculated as a pro rata portion of the prior year’s bonus. The Company also would have been required to provide medical, life and disability benefits for a period of two years.

Such termination as of 31 December 2007, would
entitle each of Mr Soja and Ms Freedman to a lump sum payment equal to the sum of (a) 100% of annual salary, (b) the prior year’s bonus and (c) a pro rata portion of the current year’s bonus, calculated on the assumption that all targets and formulas for determining such bonus have been met, or, if no such targets or formulas were established, calculated as a pro rata portion of the prior year’s bonus. This lump sum payment would be made either all in cash, or, at the Company’s election, 50% in cash and 50% in stock. The Company also would be required to provide medical, life and disability benefits for a period of one year.

Additionally, regardless of when such a termination would occur, all Options held by Mr Soja and Ms Freedman would vest and become exercisable upon such termination and remain exercisable for a period of one year following the date of termination (except that ISOs would be exercisable for only three months thereafter), and all restricted stock would vest and no longer be subject to forfeiture. Termination by the Company for Cause by Mr Soja or Ms Freedman without Good Cause would not require the Company to pay any severance to Mr Soja or Ms Freedman. Neither Mr Soja nor Ms Freedman has entered into a separate non-competition agreement with the Company.

(iii)
Aaron Finlay

Under Mr Finlay’s employment
agreement at 30 June 2007, the Company could terminate Mr Finlay’s employment without notice or payment in lieu if he (1) were convicted of a criminal offense (which in the reasonable opinion of the Board brings the company into serious disrepute); or (2) became insolvent, committed an act of bankruptcy or ceased for any reason to be eligible to hold office as a director of a company.

Under an agreement effective as at 29 February 2008, Mr Finlay ceased to be an employee of the Company. Pursuant to that agreement, Mr Finlay received a lump sum payment of A$140,000 in cash, net of any applicable taxes withheld. Also pursuant to that agreement, Mr Finlay entered into a six-month part-time consulting agreement under which he will be compensated for his services at the rate of A$13,000 per month.

(iv)
Roger Brimblecombe and Gavin Rezos

Dr Brimblecombe
and Mr Rezos also had contracts providing for potential payments upon termination of their employment at the Company. However, neither of these former executive officers were entitled to any severance or other payments in connection with their respective resignations from their positions at the Company.

11.5
Director Compensation

The Chairman of the Board
currently receives annual director fees of US$35,000. The other two Non-executive Directors receive annual director fees of US$25,000. The chair of each Board committee receives an additional amount of US$5,000 per annum. The Company’s
Non-executive Directors also receive attendance fees for each Board or Board committee meeting attended. The chair of each Board or Board committee meeting receives US$1,000 per meeting attended, while the other Non-executive Directors receive
US$750 per meeting attended. Dr Ashton receives no additional compensation for serving as a Director.

Similar arrangements existed
during the financial year ended 30 June 2007. Each then director of the Company received a base director fee in addition to potential supplementary fees if he or she chaired either the Board or a Board committee. Commencing
1 September 2006, directors of the Company received attendance fees for each Board or Board committee meeting attended. Amounts paid to each director differed due to the circumstances under which the relevant director was first engaged.

The following table provides information for the Company’s Non-executive Directors during the year ended 30 June 2007. All information was prepared in accordance with US GAAP, and all dollar amounts reported are in US$.

Name

Fees Earned or Paid in Cash (US$)(2)

Stock Awards (US$)

Option Awards (US$)(2)(3)

Non-Equity Incentive Plan Compensation (US$)

Change in Pension Value and Nonqualified Deferred Compensation Earnings (US$)

All Other Compensation (US$)

Total (US$)

David Mazzo

56,573

—

15,696

—

—

—

72,269

Michael Rogers

49,000

—

15,696

—

—

—

64,696

Stephen Lake(1)

24,994

—

—

—

—

24,994

Roger Aston(1)

18,768

—

—

—

—

18,768

Heather Zampatti(1)

4,148

—

—

—

373

4,521

(1)
In financial year 2007, Dr Aston served as a director from 20 December 2006 until 1 May 2007. Ms Zampatti resigned her position as a director on
28 August 2006. Mr Lake was a director throughout financial year 2007 but resigned his position as a director on 3 August 2007. Mr Lake, Dr Aston and Ms Zampatti received their compensation in Australian dollars. Compensation paid in Australian dollars was converted into US dollars using the average exchange rates during financial year 2007.

(2)
Reflects the amounts recognized for financial statement reporting purposes for financial year 2007 in accordance with SFAS 123R. Stock and option awards were converted from
Australian dollars to US dollars using the average exchange rate during financial year 2007. Option awards are valued using the Black-Scholes valuation model. The underlying valuation assumptions for equity awards are further disclosed in Note 13(c)
of the audited financial statements filed with the Company’s Annual Report on Form 20-F for financial year 2007. There were no stock awards or option awards granted during financial year 2007.

(3)
The following table shows the number of outstanding shares of deferred stock awards and the number of outstanding shares underlying option awards for the Company’s
Non-executive Directors as of 30 June 2007.

Outstanding Stock Awards

Outstanding Option Awards

David Mazzo

—

200,000

Michael Rogers

—

200,000

Stephen Lake

—

242,061

Roger Aston

—

1,549,111

Heather Zampatti

—

—

The option numbers represent Options to acquire ordinary shares.

In November 2007, the Shareholders approved grants of 750,000 Options for Shares to each of Dr Mazzo and Mr Rogers (who were both Non-executive Directors during financial year 2007) and 200,000Options for Shares to Dr Woodthorpe (who became a Non-executive Director subsequent to financial year 2007, in August 2007).

11.6
Compensation Committee Interlocks and Insider Participation

During financial year 2007, the following individuals served as Remuneration Committee members: Dr Roger Brimblecombe, Mr Stephen Lake, Dr David Mazzo and Mr Michael Rogers. Dr Brimblecombe served as Acting Chief Executive Officer during the period in which he served on the Remuneration Committee. Otherwise, none of these individuals served as an officer or employee of the Company or any of its subsidiaries at the time of his or her service on the Committee, or had any interlocking relationships requiring disclosure under the SEC rules.

PART C—DEFINITIONS AND INTERPRETATION

12.
DEFINITIONS AND INTERPRETATION

12.1
Definitions

ADS means an American
Depositary Share, and has the meaning given to that term in the Deposit Agreement between the Company, the ADS Depositary and ADS Holders.

ADS Depositary means Citibank, N.A. and any successor depositary thereto.

ADS Holder means each person or entity
that has a beneficial interest deriving from the ownership of ADSs representing underlying Shares.

ADS Program means the program
under which ADS’ are issued pursuant to the Deposit Agreement between the Company, the ADS Depositary and ADS Holders.

AEST
means Australian Eastern Standard Time.

AIFRS means the Australian equivalent to International Financial Reporting Standards applying in Australia.

Alimera Sciences means Alimera Sciences Inc.

ASIC means the Australian Securities and Investments Commission.

ASIC Relief means the modifications or exemptions set out in section 10.24(a).

Associate
means “Associate” as defined in section 12 of the Corporations Act.

ASTC means the ASX Settlement and Transfer Corporation
Pty Limited.

ASTC Settlement Rules means the Settlement Rules of ASTC.

ASX means ASX Limited or Australian Securities Exchange, as the case requires.

ASX Listing Rules or Listing Rules means the official listing rules of ASX.

ASX Waivers means the waivers to the ASX listing rules described in section 10.24(b) and any other waivers the Company determines that it reasonably requires.

ATO means Australian Taxation Office.

AUD, A$ and $ means Australian currency, unless the context otherwise requires.

Bausch & Lomb means Bausch & Lomb, Inc.

Board means the Board of Directors of the Company.

Business Day means a day on which trading
banks are open for business in Perth, Australia, but does not include a Saturday, Sunday or any public holiday in Perth, Australia.

CDI means a CHESS Depositary Interest to be issued in connection with the Scheme representing an interest in one New pSivida Share.

CDN means CHESS Depositary Nominees Pty Limited.

CDS means Control Delivery Systems, Inc.

CHESS means the clearing house electronic sub-register system of share transfers operated by ASTC.

Code means the US Internal Revenue Code of 1986, as amended.

Company means pSivida Limited, ABN 78 009 232 026.

Company ESOP means the employee share option plan of the Company initially approved by
Shareholders at the Company’s annual general meeting on 30 November 2001, and re-approved by Shareholders at each of the Company’s annual general meetings held on 17 November 2004 and 27 November 2007.

Conditions Precedent means the conditions precedent specified in clause 4.1 of the Implementation Agreement and referred to in section 10.1(a).

Corporations Act means the Corporations Act 2001 (Cth).

Corporations Regulations means the Corporations Regulations 2001 (Cth).

Court means the Federal Court of Australia, or any other court of competent jurisdiction under the Corporations Act.

Deed Poll means the Deed Poll dated 28 April 2008 executed by New pSivida in favour of the Shareholders covenanting to provide the Scheme
Consideration and to do all things necessary or expedient on its part to implement the Scheme as set out in Annexure C.

Depositary means CHESS Depositary Nominees Pty Limited, being the depositary for the CDIs.

Director(s) means one or
more directors of the Company.

DME means diabetic macular edema.

Effective means, when used in relation to the Scheme, the coming into effect, pursuant to section 411(10) of the Corporations Act, of the
Implementation Orders.

Effective Date means, when used in relation to the Scheme, the coming into effect, pursuant to section
411(10) of the Corporations Act, of the orders of the Court made under section 411(4)(b) and 413(1) of the Corporations Act, in relation to the Scheme.

EGM means the extraordinary general meeting of Shareholders to be held on 6 June 2008 to consider the resolution to approve the New pSivida ESOP.

Eligible Scheme Participant means a Scheme Participant who is not an Ineligible Foreign Shareholder.

End Date means 31 December 2008, or such later date as New pSivida and the Company may agree in writing.

Executive(s) means one or more executive officers of the Company.

Exercise Price means, in relation to an Option, all amounts paid or payable with respect to that Option on exercise of the Option.

Explanatory Statement means this Information Memorandum, which is an explanatory statement issued by the Company pursuant to section 412 of the Corporations Act and registered by ASIC.

FATA means the Foreign Acquisitions and Takeovers Act 1975 (Cth).

FDA means the US Food and Drug Administration.

Federal Court Rules means the Federal Court
(Corporations) Rules 2000 (Cth).

First Court Date means the date on which the First Court Hearing was held.

First Court Hearing means the Court hearing on the First Court Date at which the Court ordered the convening of the Scheme Meeting pursuant to section 411 of the Corporations Act.

Foreign Private Issuer means any foreign issuer that is not a foreign government, except for a foreign issuer that meets the following conditions: (i) more than 50% of its outstanding voting securities are directly or indirectly held of record by US residents and (ii) either, (A) the majority of its executive officers or directors are US citizens or residents, (B) more than 50% of its assets are located in the United States or (C) its business is administered principally in the United States.

Governmental Agency means any government or governmental, semi-governmental, administrative, financial, regulatory or judicial entity or authority. It also includes a self-regulatory organisation established under a statute or stock exchange.

Implementation Agreement means the Implementation Agreement dated 28 April 2008 between New pSivida and the Company relating to the implementation of the Reincorporation, as amended, included as Annexure
A to this Information Memorandum.

Implementation Date means the first Business Day immediately following the Record Date or such other date as New pSivida and the Company may agree in writing.

Implementation Orders means the orders pursuant to section 411(4)(b)
and 413 of the Corporations Act to give effect to the Scheme, and any orders pursuant to section 413(1) and 413(1)(g) to give effect to such incidental, consequential and supplemental matters as are necessary to ensure that the Reincorporation is fully and effectively carried out.

Independent Expert means Pitcher Partners Corporate Pty Ltd.

Independent Expert’s Report means the report of the Independent Expert included Annexure H of this Information Memorandum.

Information Memorandum means this booklet, providing information to assist Shareholders in deciding how to vote on the Scheme.

Ineligible Foreign Shareholder means each Scheme Participant whose address as shown in the Share Register as at the Record Date is a place outside
Australia, Canada, France, Germany, Hong Kong, Ireland, Jersey, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the United States, unless New pSivida is satisfied, before the Record Date and without being obliged to conduct any investigations into the matter, that such Shareholders lawfully can be issued CDIs or New pSivida Shares pursuant to the Scheme.

IRS means the US Internal Revenue Service.

ISO means incentive stock option.

Nasdaq means The Nasdaq Stock Market.

NDA means new drug application.

New pSivida means New pSivida, Inc., a corporation incorporated under the laws of the State of Delaware, United States.

New pSivida ESOP means the new employee incentive plan to be voted on by Shareholders at the
EGM and to be transferred to New pSivida as part of the Reincorporation.

New pSivida Share means one fully paid share of stock in
New pSivida to be issued in connection with the Scheme.

Nominee means ABN Amro Morgans Limited, being the nominee appointed to sell the CDIs on behalf of the Foreign Ineligible Shareholders.

NSO means “non-qualified stock option,” or a stock option that does qualify as an ISO.

Option means an option or a warrant to acquire ADSs or Shares prior to the Reincorporation, and to acquire
New pSivida Shares or CDIs after the Reincorporation.

Optionholder means a person who is registered in the Option Register of the
Company as the holder of options or warrants, as the case may be.

Option Register means the register of options and warrants granted by the Company maintained in accordance with the Corporations Act.

ORBIS Australia means ORBIS Investment Management (Australia) Pty Limited.

Pfizer means Pfizer Inc.

Record
Date means the fifth Business Day following the date on which the Scheme becomes Effective, or such earlier date as New pSivida and the Company may agree to in writing.

Reincorporation or Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between the Company and the Shareholders in the form of Annexure B, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by each party.

Related Body Corporate has the meaning given in the Corporations Act.

Relevant Instrument means, with respect to any person:

(a)
the certificate of incorporation, the constitution, the bylaws or charter documents of that person;

(b)
any agreement, note, bond, security interest, indenture, deed of trust, contract, undertaking, lease or other instrument or obligation to which that person is a party, or by which its assets are bound or affected;

(c)
any authorisation, licence, permit or authority granted to or entered into by that person. and that is material in the context that it is granted or entered into; or

(d)
any writ, order, decree, injunction, judgment, law, statute, rule or regulation applicable to that person or its assets. or by which it or they are bound or affected.

Remuneration Committee means the Remuneration Committee of the Board.

Required Consents means the consent, approval, permission or waiver of any third party (including any Governmental Agency) which, whether pursuant to a Relevant Instrument or otherwise, is required in connection with, or as a result of, the proposal or implementation of the Reincorporation in order to avoid:

(a)
a material breach, material violation or material default occurring under a Relevant Instrument applicable to any party or any of its associates;

(b)
any other person becoming entitled to terminate, withdraw, accelerate or call for a material default under a Relevant Instrument applicable to any party or any of its associates;

(c)
any other person becoming entitled to amend the terms of a Relevant Instrument in a way which would materially adversely affect any party or any of its associates or which enables that other person to acquire any other right which would materially adversely affect any party or any of its associates; or

(d)
the creation of any security interest upon any of the assets or properties of any party or any of its associates.

Requisite Majority means in relation to a resolution to be put to a Scheme Meeting, a resolution, approved by:

(a)
unless the Court orders otherwise, more than 50% of Shareholders, who are present and voting on the resolution, either in person or by proxy, attorney or, (in the case of corporate shareholders) a body corporate representative; and

(b)
at least 75% of the total number of votes cast by Shareholders on the resolution either in person or by proxy, attorney or (in the case of corporate shareholders) a body corporate representative.

Sandell means Sandell Asset Management Corp.

SAR means “stock appreciation right,” or a right entitling the holder upon exercise to receive an amount (payable in cash or in shares)
equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation under the SAR is to be measured.

Scheme or Reincorporation means the proposed scheme of arrangement under Part 5.1 of the
Corporations Act between the Company and the Shareholders in the form of Annexure B, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act and approved in writing by each party.

Scheme Consideration means the consideration Shareholders are to receive under clause 4 of the Scheme.

Scheme Meeting means the meeting of Shareholders ordered by the Court to be convened pursuant to section 411(1) of the Corporations Act.

Scheme Participant means each person who is a Shareholder as at the Record Date.

SEC means the US Securities and Exchange Commission.

Second Court Date means that day on which an application made to the Court for orders approving the Scheme pursuant to section 411(4)(b) and section 413 of the Corporations Act is heard, or, if the application is adjourned for any reason, the first day on which the adjourned application is heard.

Second Court Hearing means the Court hearing
to be held on the Second Court Date at which the application to the Court to approve the Scheme is heard.

Share means a fully paid
share in the Company.

Share Register means the register of members of the Company maintained in accordance with the Corporations
Act.

Shareholder means each person who is registered in the Share Register of the Company as the holder of Shares.

Subsidiaries means the wholly owned subsidiaries of the Company, being pSivida UK Limited, pSiMedica Limited, pSiNutria Limited and pSivida Inc.

US or United States means the United States of America.

US Exchange Act means the Securities Exchange Act of 1934 (US), as amended.

US GAAP means generally accepted accounting principles applied in the United States.

US Person means:

(a)
a citizen or resident of the United States for US federal income tax purposes;

(b)
a corporation that is created or organized in the United States or under the laws of the United States or of any state or the District of Columbia, or any other entity taxable as a
“domestic corporation,” for US federal income tax purposes;

(c)
an estate, the income of which is includible in gross income for US federal income tax purposes regardless of its source; or

(d)
a trust, if (i) a court within the United States is able to exercise primary supervision over its administration and at least one US Person is authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a US person.

US Sarbanes-Oxley Act means the Sarbanes-Oxley Act of 2002 (US).

US Securities Act means the
Securities Act of 1933 (US), as amended.

USD or US$ means United States dollars.

Warrant means a warrant to be issued for a Share.

12.2
Interpretation

In this Information Memorandum
(other than the Annexures):

(a)
All dates and times are Sydney, Australia time unless otherwise indicated

(b)
Words and phrases not otherwise defined in this Information Memorandum have the meanings given to them under the Corporations Act.

(c)
The singular includes the plural and vice versa. A reference to a person includes a reference to a corporation.

(d)
Headings are for ease of reference only, and do not affect the interpretation of this Information Memorandum.

(e)
A reference to a section is to a section in this Information Memorandum unless stated otherwise.

Corporate Directory

DIRECTORS
Dr Paul Ashton

Dr David Mazzo

Mr Michael Rogers

Dr Katherine Woodthorpe

COMPANY SECRETARIES
Ms Lori Freedman

Mr Winton Willesee

REGISTERED OFFICE
C/- Blake Dawson Waldron

Level 37

101 Collins Street

Melbourne VIC 3000

Australia

Telephon:
+61 3 9679 3000

Facsimile:
+61 3 9679 3111

Email:

psivida@psivida.com

Website:

www.psivida.com

INVESTOR RELATIONS
Mr Brian Leedman

Telephone: +61 8 9227 8327

Fax: +61 8 9227 6838

Toll Free: 1800 003 463 (Australia)

Toll Free: 888-892-2088 (USA)

AUDITORS
Deloitte Touche Tohmatsu

Level 14, Woodside Plaza

240 St George’s Terrace

Perth WA 6000

Australia

Telephone:
+61 8 9365 7000

Facsimile:
+61 8 9365 7001

LEGAL ADVISORS
Blake Dawson

Level 32, Exchange Plaza

2 The Esplanade

Perth WA 6000

LEGAL ADVISORS (USA)
Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

SHARE REGISTRY
Computershare Registry Services Pty Ltd

Level 2, Reserve Bank Building

45 St George’s Terrace

Perth WA 6000

Telephone:
+61 8 9323 2000

Facsimile:
+61 8 9323 2033

BANKERS
HSBC Australia Limited

188 St George’s Terrace

Perth WA 6000

ASX CODE
PSD

NASDAQ CODE
PSDV

XETRA CODE
PSI

ABN
78 009 232 026

Annexure A

IMPLEMENTATION AGREEMENT

Implementation Agreement

pSivida Limited

ABN 78 009 232 026

New pSivida, Inc.

Blake Dawson

  Level 36, Grosvenor Place   225 George Street
Sydney NSW 2000 Australia T 61 2 9258 6000 F 61 2 9258 6999

Reference

PHM 09 1423 3124

©Blake Dawson 2008

A-i

Implementation Agreement

DATE 28 April 2008

PARTIES

pSivida Limited

ABN 78 009 232 026 (Company)

New pSivida, Inc. a company incorporated in Delaware, United States of America of 400 Pleasant Street, Watertown, MA, 02472, United States of
America (pSivida)

RECITALS

A.
The Company proposes to undertake a corporate reconstruction under which a new US holding company, pSivida, will acquire all the issued shares in the Company and all assets and liabilities of the Company by order of the Court (Reincorporation).

B.
pSivida is currently a wholly owned subsidiary of the Company, which holds the one issued share in pSivida.

C.
The Company proposes to implement the Reincorporation under Part 5.1 of the Corporations Act as follows:

a.
the transfer of all the issued shares in the Company by order of the Court to pSivida;

b.
the issue by pSivida of:

(i)
CDIs to all Eligible Scheme Participants other than the ADS Depositary;

(ii)
pSivida Shares to the ADS Depositary for distribution to holders of Company ADSs; and

(iii)
CDIs to the Nominee for sale and distribution of the proceeds, net of any brokerage, taxes and other costs of sale, to Ineligible Foreign Shareholders;

c.
the transfer of all assets and liabilities of the Company (including the Options and also the shares in Subsidiaries held by the Company) by order of the Court to pSivida, so that the assets are transferred to, and vest in, pSivida and the liabilities are transferred to, and become the liabilities of, pSivida under sections 413(1)(a) and 413(2) of the Corporations Act; and

d.
following the transfer of assets and liabilities from the Company to pSivida, the deregistration of the Company without a winding up by order of the Court under section 413(1)(d) of the Corporations Act.

D.
The parties have agreed to implement the Reincorporation on the terms of this agreement.

OPERATIVE PROVISIONS

1.
INTERPRETATION

1.1
Definitions

In this document:

ADS Depositary means Citibank, N.A.

ASIC means the Australian Securities and Investments Commission.

ASIC Policy means the regulatory policies,
including Regulatory Guides issued by ASIC setting out its policy in relation to the interpretation and enforcement of relevant Corporations Act provisions, as in force at the date of this document.

ASIC Relief means the modifications to or exemptions from applicable law, rules, policies and regulations to be sought from ASIC which the Company and pSivida may agree are necessary or desirable in connection with the Reincorporation.

associate has the meaning given in section 12 of the Corporations Act.

ASTC means the Australian Settlement and
Transfer Corporation Pty Limited.

ASTC Settlement Rules means the Settlement Rules of ASTC.

ASX means ASX Limited or Australian Securities Exchange, as the case requires.

ASX Listing Rules means the official listing rules of ASX.

ASX Waivers means the waivers to or exemptions from the ASX Listing Rules which the Company and pSivida may agree are necessary or desirable in connection with the Reincorporation.

Board means the board of directors of the Company.

Business Day, unless specified otherwise, means a day on which trading banks are open for Sydney, Australia, but does not include a Saturday, Sunday or any public holiday in Sydney.

CDI means a CHESS Depositary Interest to be issued in connection with the Scheme, representing an interest in one pSivida Share.

CDI Register has the meaning given to that term in the ASTC Settlement Rules.

Conditions Precedent means the conditions precedent in clause 3.1.

Corporations Act means the Corporations Act 2001 (Cth).

Corporations Regulations
means the Corporations Regulations 2001 (Cth).

Court means the Federal Court of Australia or any other court of competent jurisdiction under the Corporations Act.

Deed Poll means the deed poll in the form of Annexure B (or in such other form as is agreed between the parties to this document).

Depositary has the meaning given to the term “Depositary” in the ASTC
Settlement Rules.

Effective means, when used in relation to the Scheme, the coming into effect, pursuant to section 411(10) of the
Corporations Act, of the Implementation Orders.

EGM means the extraordinary general meeting of Shareholders to consider the resolution to approve the pSivida employee incentive plan.

Eligible Scheme Participant means a Scheme Participant who is not an
Ineligible Foreign Shareholder.

End Date means 31 December 2008, or such later date as the parties may agree in writing.

Governmental Agency means any government or governmental, semi-governmental, administrative, fiscal, regulatory or judicial entity or authority. It also includes a self-regulatory organisation established under a statute or stock exchange.

GST means goods and services tax or similar value added tax levied or imposed in Australia under the GST Law or otherwise on a supply.

GST Law has the same meaning given to that expression in A New Tax System (Goods and
Services Tax) Act 1999 (Cth).

Implementation Date means the Business Day immediately following the Record Date.

Implementation Orders means the orders pursuant to Section 411(4)(b) of the Corporations Act in relation to the Scheme.

Independent Expert means Pitcher Partners Corporate Pty Ltd.

Independent Expert’s Report means the report to be provided by the Independent Expert in accordance with the Corporations Regulations.

Ineligible Foreign Shareholder means each Scheme Participant whose address as shown in the Share Register as at the Record Date is a place outside
Australia, Canada, France, Germany, Hong Kong, Ireland, Jersey, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the United States, unless pSivida is satisfied, before the Record Date and without being obliged to conduct any investigations into the matter, that such Shareholders lawfully can be issued CDIs or pSivida Shares pursuant to the Scheme.

Information Memorandum means the:

(a)
explanatory statement prepared by the Company in respect of the Scheme;

(b)
explanatory statement prepared by the Company in respect of the EGM;

(c)
information memorandum for the listing of pSivida on ASX;

(d)
notice of meeting regarding the Scheme; and

(e)
notice of meeting regarding the EGM,

to be approved by
the Court and dispatched to Shareholders.

Intellectual Property means any and all intellectual property rights throughout the world, whether or not registered or registrable, including all present and future rights in any:

(a)
patent, invention, discovery, copyright (including future copyright), trademark, design, software, circuit layout, or trade, business, domain or company name;

(b)
entitlement to registration or application for registration of such a right; and

(c)
trade secrets, know how, concept, idea, data, formula and confidential or other information,

granted by law or equity from time to time under the law of any jurisdiction.

Nasdaq means The Nasdaq Stock Market.

Nominee means the nominee selected by pSivida prior to the Implementation Date for the purposes of clause 4.4.

Option means an option or a warrant issued by the Company to acquire Company ADSs or Shares.

pSivida Share means one fully paid share of common stock in pSivida to be issued in connection with the Scheme.

Record Date means the fifth Business Day following the date on which the Scheme becomes Effective, or such earlier date as the parties may agree in writing.

Reincorporation or Scheme means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between the Company and the Scheme Participants in the form of Annexure A, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act.

Relevant Instrument means, with respect to any person:

(a)
the certificate of incorporation, the constitution, the by-laws or other charter documents of that person;

(b)
any agreement, note, bond, security interest, indenture, deed of trust, contract, undertaking, ease or other instrument or obligation to which that person is a party or by which its assets are bound or affected;

(c)
any authorisation, licence, permit or authority that is granted to, or entered into by, that person and that is material in the context that it is granted or entered into; or

(d)
any writ, order, decree, injunction, judgment, law, statute, rule or regulation applicable to that person or its assets, or by which it or they are bound or affected.

Required Consents means the consent, approval, permission or waiver of any third party (including any Governmental
Agency) which, whether pursuant to a Relevant Instrument or otherwise, is required in connection with, or as a result of, the proposal or implementation of the Reincorporation in order to avoid:

(a)
a material breach, material violation or material default occurring under a Relevant Instrument applicable to any party or any of its associates;

(b)
any other person becoming entitled to terminate, withdraw, accelerate or call for a material default under a Relevant Instrument applicable to any party or any of its associates;

(c)
any other person becoming entitled to amend the terms of a Relevant Instrument in a way which would materially adversely affect any party or any of its associates, or which enables that other person to acquire any other right which would materially adversely affect any party or any of its associates; or

(d)
the creation of any security interest upon any of the assets or properties of any party or any of its associates.

Scheme or Reincorporation means the proposed scheme of arrangement under Part 5.1 of the Corporations Act between the Company and the
Scheme Participants in the form of Annexure A, subject to any alterations or conditions made or required by the Court under section 411(6) of the Corporations Act.

Scheme Consideration means the consideration to be provided by pSivida under the Scheme in accordance with the Deed Poll.

Scheme Meeting means the meeting of shareholders to be convened by the Court in relation to the Scheme pursuant to section 411(1) of the Corporations Act.

Scheme Participant means each person who is a Shareholder as at the Record Date.

Second Court Date means the day on which the Court makes orders pursuant to section 411(4)(b) and section 413(1) of the Corporations Act approving the Scheme.

Share means a fully paid ordinary share in the capital of the Company.

Share Register means the register of members of the Company maintained in accordance with the Corporations Act.

Shareholder means each person who is registered in the Share Register as a holder of Shares.

Subsidiaries means the wholly owned subsidiaries of the Company, being pSiMedica Limited, pSiNutria Limited, pSivida Inc, pSivida UK Limited,
pSiOncology Pte Limited and pSiNutria UK Limited.

Timetable means the indicative timetable set out in Annexure C.

1.2
Interpretation

In this agreement, headings are for
convenience only and do not affect the interpretation of this agreement, and unless the context otherwise requires:

(a)
a word or expression to which a meaning is attributed in the Corporations Act will bear that meaning;

(b)
words importing the singular include the plural and vice versa;

(c)
words importing a gender include any gender;

(d)
other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

(e)
an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

(f)
a reference to a clause, party, annexure, exhibit or schedule is a reference to a clause of, and a party, annexure, exhibit and schedule to, this agreement, and a reference to this agreement includes any annexure, exhibit and schedule to this agreement;

(g)
a reference to a statute, regulation, proclamation, ordinance or by-law includes all statues, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, whether passed by the same or another Governmental Agency with legal power to do so, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

(h)
a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(i)
a reference to a party to a document includes that party’s successors and permitted assigns;

(j)
no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

(k)
a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

(l)
the word “includes” in any form is not a word of limitation;

(m)
a reference to “$” or “dollar” is to Australian currency; and

(n)
a reference to any time is a reference to that time in Australian Eastern Standard Time.

2.
AGREEMENT TO IMPLEMENT REINCORPORATION

(a)
The Company agrees to propose the Scheme to its Shareholders in accordance with the requirements of Part 5.1 of the Corporations Act and applicable ASIC Policy.

(b)
pSivida must comply with its obligations under the Scheme and the Deed Poll, and provide the Company with all assistance reasonably necessary to implement the Reincorporation.

(c)
The parties must cooperate with each other to provide all assistance as is reasonably necessary (including the provision of information and documents) for the implementation of the
Reincorporation, including the seeking of all Required Consents and other approvals required in connection with the Reincorporation.

3.
CONDITIONS PRECEDENT

3.1
Conditions Precedent

The Scheme will not become
Effective unless each of the following conditions precedent is satisfied (or deemed to be satisfied) or waived in accordance with this agreement:

(a)
(Scheme Participants Approval) the Scheme is approved by the requisite majority of Scheme Participants in accordance with the Corporations Act;

(b)
(Court Approval) the Court approves the Scheme in accordance with the Corporations Act;

(c)
(ASX listing) before 8.00 am on the Second Court Date, ASX approves:

(i)
pSivida for admission to the ASX official list; and

(ii)
the CDIs for official quotation by ASX,

in each case
conditional only on the Scheme becoming Effective and pSivida providing to ASX further information required for ASX approval or trading of the CDIs;

(d)
(ASIC Relief) before 8.00 am on the Second Court Date, ASIC grants to the Company the ASIC Relief on terms that are unconditional or subject to conditions that are acceptable to the Company;

(e)
(ASX Waivers) before 8.00 am on the Second Court Date, ASX grants to the Company the ASX Waivers on terms that are unconditional or subject to conditions that are acceptable to the Company;

(f)
(Required Consents) before 8.00 am on the Second Court Date, all Required Consents which the Company and pSivida agree are necessary to implement the Reincorporation are obtained or received, without the imposition of any term or condition unsatisfactory to the parties acting reasonably;

(g)
(No restraints) before 8.00 am on the Second Court Date, there existing no temporary restraining order, preliminary or permanent injunction or other order by any court of competent jurisdiction, or any other legal restraint or prohibition, that prevents the Reincorporation from being implemented;

(h)
(Depositary) before 8.00 am on the Second Court Date, pSivida has appointed a Depositary, and the Depositary has agreed to the allotment to it of pSivida Shares under the
Scheme;

(i)
(Nominee) before 8.00 am on the Second Court Date, pSivida has appointed a Nominee, and the Nominee has agreed to sell the CDls as contemplated by clause 4.4; and

(j)
(Ability to issue CDIs) before 8.00 am on the Second Court Date, pSivida has done everything necessary under the ASTC Settlement Rules to enable it to issue CDIs, other than the allotment to a Depositary of pSivida Shares under the Scheme.

3.2
Benefit and waiver of Conditions Precedent

(a)
Each of the Conditions Precedent is for the benefit of both the Company and pSivida, and a breach or non-fulfilment of any of those Conditions Precedent can only be waived with the written consent of both parties specifying which Condition(s) Precedent is (are) waived.

(b)
A party entitled to waive a Condition Precedent under this clause 3.2 may do so in its absolute discretion.

(c)
Each party must use its best endeavours to procure that each of the Conditions Precedent for which that party is responsible is satisfied to allow the Scheme to be considered by the
Court on the Second Court Date, or, in any event, no later than the End Date.

3.3
Status of Conditions Precedent

Each party must:

(a)
co-operate with the other in satisfying the Conditions Precedent, and keep the other informed of the status of each of the Conditions Precedent for which it is responsible; and

(b)
promptly give notice to the other if it becomes aware that any Condition Precedent has not been satisfied or has failed, or if there is any event which will or is reasonably likely to prevent that Condition Precedent from being satisfied.

3.4
Certificates

Each of the parties must provide to
the Court on the Second Court Date a certificate confirming whether or not all Conditions Precedent have been satisfied or waived.

4.
REINCORPORATION STEPS

4.1
Scheme

(e)
Subject to Clause 3.1, on the Implementation Date, the Scheme will be implemented as follows:

(a)
all of the Shares will be transferred to pSivida by order of the Court, the Company will register that transfer and, in accordance with the Deed Poll, pSivida will allot and issue the following securities:

(i)
CDIs to Eligible Scheme Participants other than the ADS Depositary;

(ii)
pSivida Shares to the ADS Depositary for distribution to ADS Holders; and

(iii)
CDIs to the Nominee for sale and distribution of the proceeds, net of any brokerage, taxes and other costs of sale, to Ineligible Foreign Shareholders.

Eligible Scheme Participants, and the Nominee on behalf of Ineligible Foreign Shareholders, will receive CDIs or pSivida Shares in the same proportion to the relevant Scheme Participants’ existing holdings in the Company. One CDI or pSivida Share will be issued for every 40 Shares held by the Eligible Scheme Participant or Ineligible Foreign Shareholder at the Record Date, with any fractional entitlements to be dealt with in accordance with clause 4.3 below; and each Scheme Participant agrees in favour of the Company that he or she will accept such CDIs, pSivida Shares or, in the case of an Ineligible Foreign Shareholder, the Scheme
Consideration set forth in clause 4.1(a)(iii);

(b)
all assets and liabilities of the Company (including the Options and also the shares in Subsidiaries held by the Company) will be transferred by order of the Court to pSivida, so that the assets are transferred to, and vest in, pSivida and the liabilities are transferred to, and become the liabilities of, pSivida under sections 413(1)(a) and 413(2) of the Corporations Act; and

(c)
following the transfer of assets and liabilities from the Company to pSivida, the Company will be deregistered without a winding up by order of the Court under section 413(1)(d) of the Corporations Act.

4.2
Other steps

On or before 8.00 am on the Second
Court Date:

(a)
the Company will seek a ruling from the Australian Taxation Office that Australian resident Scheme Participants will receive capital gains tax rollover relief in relation to the transfer of their Shares to pSivida; and

(b)
pSivida will file with the Secretary of State of the US State of Delaware the Certificate of Incorporation of pSivida and will adopt the By-Laws of pSivida.

4.3
Fractional entitlements

(a)
For the purposes of calculating the number of CDIs or pSivida Shares to be issued to an Eligible Scheme Participant or to the Nominee on behalf of an Ineligible Foreign Shareholder, where there is a fractional entitlement to CDIs or pSivida Shares, the number of CDIs or pSivida Shares issued to such Eligible Scheme Participant or the Nominee will be rounded down to the nearest whole number of CDIs or pSivida Shares after aggregating all holdings of the relevant Scheme Participant, with the fractional entitlement to the Scheme Consideration to be paid out in cash by pSivida to such Scheme Participant.

(b)
The cash value received for fractional CDIs or pSivida Shares will be the product of (i) the fraction held multiplied by (ii) the closing price per share of Shares on ASX on the date immediately prior to the Effective Date.

4.4
Ineligible Foreign Shareholders

In respect of
Ineligible Foreign Shareholders, pSivida will procure that the Nominee, as soon as practical:

(a)
in the ordinary course of trading on ASX, sells for the benefit of the Ineligible Foreign Shareholders all the CDls issued to the Nominee under the Scheme;

(b)
accounts to each Ineligible Foreign Shareholder for the net proceeds of the sale of the CDIs under paragraph (a) (on an averaged basis, so that all Ineligible Foreign
Shareholders receive the same price per CDI, subject to rounding down to the nearest whole cent) after deduction of any applicable brokerage, taxes and other costs of sale; and

(c)
remits the net proceeds of the sale of the CDIs under paragraph (a) to the Ineligible Foreign Shareholders in full satisfaction of the Ineligible Foreign Shareholders’
rights to receive the Scheme Consideration. The net proceeds must be sent by mail to the Ineligible Foreign Shareholders’ addresses as shown in the Share Register by cheque in Australian currency.

4.5
CDIs — registration and notices

(a)
On the Implementation Date, pSivida must enter in the pSivida share register the name of the Depositary as depositary to hold the pSivida Shares underlying the CDIs issued in accordance with the Scheme.

(b)
pSivida must, as soon as reasonably practicable after the Implementation Date:

(i)
issue holding statements or transmittal letters (as the case may be) for such pSivida Shares in the name of the Depositary, and procure the dispatch of such holding statements or transmittal letters to the Depositary;

(ii)
record in the pSivida CDI Register each person who is to receive CDls under the Scheme; and

(iii)
dispatch to each person who is to receive CDls under the Scheme a holding statement in the name of that person representing the number of CDls to be issued to that person.

4.6
pSivida Shares — registration and notices

(a)
On the Implementation Date, pSivida also must enter in the pSivida share register the names of all holders of pSivida Shares in the pSivida share register.

(b)
pSivida must, as soon as reasonably practicable after the Implementation Date:

(i)
issue holding statements or transmittal letters (as the case may be) for such pSivida Shares in the names of all such persons; and

(ii)
and procure the dispatch of such holding statements or transmittal letters to the addresses as shown in the pSivida share register for all such persons.

5.
IMPLEMENTATION OF THE REINCORPORATION

5.1
Obligations of the Company

The Company must take
all necessary steps to propose and implement the Scheme in accordance with the Timetable, including taking each of the following steps:

(a)
(Information Memorandum) prepare and send to Scheme Participants an Information Memorandum which:

(i)
complies with all applicable laws, the ASX Listing Rules and applicable ASIC Policy;

(ii)
includes the Independent Expert’s Report, the Scheme, Notices of Meeting and Proxy Forms;

(iii)
unless the Independent Expert does not conclude that the Scheme is in the best interests of Scheme Participants, includes a statement that the Board unanimously recommends that all
Scheme Participants vote in favour of the Scheme; and

(iv)
is updated by all such further or new information which may arise after the Information Memorandum has been despatched until the date of the Scheme Meeting which is necessary to ensure that the Information Memorandum is not misleading or deceptive in any material respect (whether by omission or otherwise).

(b)
(Independent Expert’s Report) promptly appoint and brief the Independent Expert to prepare a report on the Scheme in accordance with the requirements of the Corporations
Act, the Corporations Regulations and applicable ASIC Policy;

(c)
(Registration with ASIC) request ASIC to register the Information Memorandum in accordance with section 412 of the Corporations Act;

(d)
(Court Direction) apply to the Court for orders under section 411(1) of the Corporations Act directing the Company to convene the Scheme Meeting;

(e)
(Scheme Meeting) promptly convene the Scheme Meeting in accordance with the Court order referred to in clause 5.1(d), provided that if this document is terminated under clause 8, the Company will take all steps reasonably required to ensure the Scheme Meeting is not held;

(f)
(Section 411(17)(b) Statement) apply to ASIC for the production of a statement pursuant to section 411(17)(b) of the Corporations Act stating that ASIC has no objection to the Scheme;

(g)
(Court Approval) as soon as practicable after Shareholders have approved the Scheme at the Scheme Meeting, apply to the Court for the Implementation Orders;

(h)
(Lodge Copy of Court Orders) lodge with ASIC an office copy of the Implementation Orders;

(i)
(Transfer of Shares) on the Implementation Date, register the transfer of Shares to pSivida in accordance with the Scheme;

(j)
(Quotation of CDIs on ASX) procure the listing of pSivida on ASX and the official quotation and trading of the CDIs on ASX; and

(k)
(Listing on Nasdaq) procure the listing of pSivida Shares on Nasdaq.

5.2
Obligations of pSivida

pSivida must take all
necessary steps within its power to implement the Scheme in accordance with the Timetable, including taking each of the following steps:

(a)
(pSivida Information) promptly provide to the Company for inclusion in the Information Memorandum all information relating to pSivida and pSivida Shares as is required for the Company to prepare the Information Memorandum in accordance with clause 5.1 (including giving its consent to the form and context in which that information appears in the Information Memorandum), and ensure that all such information provided is complete, accurate and not misleading or deceptive in any material respect (whether by omission or otherwise);

(b)
(Independent Expert Information) provide all assistance and information reasonably requested by the Company or by the Independent Expert in connection with the preparation of the Independent Expert’s Report;

(c)
(Supplementary Information) promptly provide to the Company any information which may arise after the Information Memorandum has been prepared necessary to ensure that the
Information Memorandum, when despatched, is complete, accurate and not misleading or deceptive in any material respect (whether by omission or otherwise);

(d)
(Deed Poll) prior to the despatch of the Information Memorandum, execute the Deed Poll;

(e)
(Issue of pSivida Shares) do all things necessary to enable the pSivida Shares to be issued in accordance with the Scheme and this agreement;

(f)
(Issue of CDls) do all things necessary under the ASTC Settlement Rules to enable the CDls to be issued in accordance with the Scheme and this agreement;

(g)
(Representation) if so requested by the Company, procure that pSivida is represented by counsel at the Court hearings for convening of the Scheme Meeting and/or the approval of the Scheme;

(h)
(Re-listing on ASX) make application for and use its best endeavours to obtain, by the Implementation Date, the official quotation and trading of the CDIs on ASX; and

(i)
(Nasdaq Listing) make application for and use its best endeavours to obtain, by the Implementation Date, the listing of pSivida Shares on Nasdaq; and

(j)
(Frankfurt Stock Exchange Listing) make application for and use its best endeavours to obtain, as soon as reasonably practicable after the Implementation Date, the listing of
pSivida securities on the Frankfurt Stock Exchange.

6.
PUBLIC ANNOUNCEMENTS

Each party will, subject to
law and applicable ASX Listing Rules, use its reasonable endeavours to consult and agree with one another concerning the form of any public announcement by it or any of its related bodies corporate in connection with the Reincorporation.

7.
REPRESENTATIONS AND WARRANTIES

Each party
represents and warrants to the other that, except as disclosed in writing prior to execution of this agreement:

(a)
it is a validly existing corporation registered under the laws of its place of incorporation;

(b)
the execution and delivery of this agreement by it has been properly authorised by all necessary corporate action, and it has full corporate power and lawful authority to execute and deliver this agreement and to perform or cause to be performed its obligations under this agreement;

(c)
(subject to laws generally affecting creditors’ rights and the principles of equity) this agreement constitutes legal, valid and binding obligations on it, and execution and performance of this agreement will not result in a breach of or default under its constitution or other formation documents, any agreement or deed, any writ, order or injunction or any rule or regulation to which it or any of its Subsidiaries is a party, or by which it or they are bound (except for such breaches or defaults as would not have a material adverse effect on the consolidated financial position of it) or require that it obtain any consent, approval, authorisation or permit from any
Governmental Agency, except for the Regulatory Approvals and consents under commercial agreements with Governmental Agencies;

(d)
all information provided by it to the Independent Expert will be provided in good faith and on the understanding that the Independent Expert will rely on such information for the purposes of producing its report for the Information Memorandum; and

(e)
all information provided by it for inclusion in the Information Memorandum will be included in good faith, and will be complete, accurate and not misleading or deceptive in any material respect (whether by omission or otherwise).

8.
TERMINATION

8.1
Termination for breach

This agreement may be
terminated at any time prior to 8.00 am on the Second Court Date by either party if:

(a)
the other party is in material breach of any clause of this agreement before the Second Court Date;

(b)
the non-defaulting party has given notice to the other party specifying the breach and stating an intention to terminate this agreement; and

(c)
the breach has not been remedied within five Business Days (or any shorter period ending at 5.00 pm on the last Business Day before the Second Court Date) from the date a notice under this clause is given.

8.2
No-fault termination

This agreement may be
terminated by either party by written notice to the other party if the Scheme has not become Effective on or before the End Date, and may also be terminated at any time prior to 8.00 am on the Second Court Date by either party if:

(a)
the resolution submitted to the Scheme Meeting is not approved by the requisite majorities;

(b)
the Court refuses to make orders convening the Scheme Meeting or approving the Scheme, and an appeal (if any) from such Court decision fails;

(c)
the Court or other Governmental Agency has issued an order, decree or ruling or taken other action which permanently restrains or prohibits the Scheme;

(d)
any of the Conditions Precedent is not satisfied and has not been duly waived;

(e)
the ATO does not issue a ruling that the conditions for scrip for scrip rollover relief are satisfied, and that rollover relief is available in relation to the transfer of Shares to
New pSivida under the Scheme; or

(f)
the Independent Expert opines that the Scheme is not in the best interest of the Scheme Participants.

8.3
Effect of termination

Termination of this agreement does not affect any accrued rights arising from a breach of this agreement prior to termination, and clauses 1 and 10 survive termination.

8.4
End Date

Without limiting any other provision of this agreement, this agreement may be terminated at any time by either party if the End Date has passed without the Scheme becoming
Effective.

9.
NOTICES

9.1
Business Day

For the purposes of this clause 9,
Business Day means a day on which banks are open for business in the location in which the notice is to be received and does not include a Saturday, Sunday or any public holiday in that location.

9.2
Notices

Any communication under or in connection
with this agreement:

(a)
must be in writing;

(b)
must be addressed as shown below:

the Company

Address:
GPO Box 2986, Melbourne VIC 3001

Fax No:
+61 8 9227 6838

For the attention of:
Winton Willesee

pSivida

Address:
400 Pleasant Street, Watertown, MA 02472, United States of America

Fax No:
+1 617 926 5050

For the attention of:
Lori Freedman

(or as otherwise notified by that party to
the other party from time to time);

(c)
must be signed by the party making the communication, or by a person duly authorised by that party;

(d)
must be delivered or posted by prepaid post to the address, or sent by fax to the fax number of the addressee, in accordance with this clause; and

(e)
will be deemed to be received by the addressee:

(i)
(in the case of prepaid post) on the third Business Day after the date of posting;

(ii)

(in the case of fax) at the local time (in the place of receipt of that fax) which then equates to the time at which that fax is sent as shown on the transmission report which is produced by the machine from which that fax is sent and which confirms transmission of that fax in its entirety,

unless that local time is not a Business Day, or is after 5.00 pm on a Business Day, in which case that communication will be deemed to be received at 9.00 am on the next Business Day; and

(iii)
(in the case of delivery by hand) on delivery at the address of the addressee as provided in this clause, unless that delivery is not made on a Business Day, or after 5.00 pm on a
Business Day, in which case that communication will be deemed to be received at 9.00 am on the next Business Day.

10.
GST

(a)
Unless expressly included, the consideration for any supply under or in connection with this agreement does not include GST.

(b)
If any supply made by one party to another party (Recipient) under or in connection with this agreement is a taxable supply for which a tax invoice has been provided to the
Recipient, then the Recipient must pay, in addition to the consideration to be provided under this agreement, for that supply (unless it expressly includes GST) an amount equal to the amount of that consideration (or its GST exclusive market value)
multiplied by the rate at which GST is imposed in respect of the supply.

(c)
The amount of GST payable in accordance with this clause 10 will be paid at the same time and in the same manner as the consideration otherwise payable for the supply is provided.

11.
GENERAL

11.1
Stamp duty

pSivida must pay all stamp duties (if
any), and any fines and penalties with respect to stamp duty, in respect of this agreement or the Scheme, or the steps to be taken under this agreement or the Scheme.

11.2
Legal costs

Except as otherwise provided in this
agreement, the Company will pay the costs and expenses in connection with the negotiation, preparation, execution and performance of this agreement and the Scheme.

11.3
Amendment

This agreement may only be varied by a
document signed by or on behalf of each of the parties.

11.4
Waiver

(a)
Failure to exercise or enforce, a delay in exercising or enforcing or the partial exercise or enforcement of, any right, power or remedy provided by law or under this agreement by either party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this agreement.

(b)
Any waiver or consent given by either party under this agreement will be effective and binding on that party only if given or confirmed in writing by that party.

(c)
No waiver of a breach of any term of this agreement will operate as a waiver of another breach of that term, or as a waiver of a breach of any other term of this agreement.

11.5
Rights cumulative

The rights and remedies provided
in this agreement are in addition to other rights and remedies given by law independently of this agreement.

11.6
Consents

Any consent referred to in, or required
under, this agreement from either party may not be unreasonably withheld, unless this agreement expressly provides for that consent to be given in that party’s absolute discretion.

11.7
Further steps

Each party must promptly do whatever
the other party reasonably requires of it to give effect to this agreement and to perform its obligations under this agreement.

11.8
Governing law and jurisdiction

(a)
This document is governed by and is to be construed in accordance with the laws in New South Wales.

(b)
Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales, and of any courts which have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in such courts.

11.9
Assignment

A party cannot assign, novate or
otherwise transfer any of its rights or obligations under this agreement without the prior written consent of the other party.

11.10
Counterparts

This agreement may consist of a
number of counterparts, and, if so, the counterparts taken together constitute one document.

11.11
Entire understanding

To the extent permitted by
law, in relation to the subject matter of this agreement, this agreement:

(a)
embodies the entire understanding of the parties, and constitutes the entire terms agreed upon between the parties; and

(b)
supersedes any prior agreement (whether or not in writing) between the parties.

11.12
No merger

The rights and obligations of the
parties will not merge on completion of any transaction under this agreement. The rights and obligations of the parties will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

EXECUTED as an agreement.

EXECUTED by pSivida Limited in the

presence of:

      Signature of witness

Signature of party

Name

Name

SIGNED for New pSivida, Inc. in the

presence of:

      Signature of witness

Signature of party

Name

Name

Annexure A

SCHEME

Refer to Annexure B to this Information Memorandum.

Annexure B

DEED POLL

Refer to Annexure C to this Information Memorandum.

Annexure C

TIMETABLE

Refer to Important Dates and Times at the front of this Information Memorandum.

Annexure B

SCHEME OF ARRANGEMENT

  Scheme   pursuant to sections 411
and 413 of the Corporations Act

pSivida Limited

ABN 78 009 232 026

Each Scheme Participant

Blake Dawson

  Level 36, Grosvenor Place   225 George Street
Sydney NSW 2000 Australia T 61 2 9258 6000 F 61 2 9258 6999

Reference

PHM 09 1423 3124

©Blake Dawson 2008

B-i

Scheme

DATE

PARTIES

pSivida Limited

ABN 78 009 232 026 (Company)

Each Scheme Participant

RECITALS

A.
The Company is a public company registered in Western Australia and is a company limited by shares.

B.
As at the date of the Information Memorandum, 730,518,775 Shares in the Company were on issue.

C.
New pSivida, Inc. (pSivida) is a company incorporated under the laws of Delaware, United States of America.

D.
The Company proposes to undertake a corporate reconstruction under which pSivida will acquire all the issued shares in the Company and all the assets and liabilities of the Company by order of the Court (Scheme).

E.
The Company proposes to implement this Scheme under Part 5.1 of the Corporations Act as follows:

(1)
the transfer of all the issued shares in the Company by order of the Court to pSivida;

(2)
the issue by pSivida of:

(i)
CDIs to all Eligible Scheme Participants other than the ADS Depositary;

(ii)
pSivida Shares to the ADS Depositary for distribution to holders of pSivida ADSs; and

(iii)
CDIs to the Nominee for sale and distribution of the proceeds, net of any brokerage, taxes and other costs of sale, to Ineligible Foreign Shareholders;

(3)
the transfer of all the assets and liabilities of the Company (including the Options and also the shares in Subsidiaries held by the Company) by order of the Court to pSivida under sections 413(1)(a) and 413(2) of the Corporations Act; and

(4)
following the transfer of all the assets and liabilities from the Company to pSivida, the deregistration of the Company without a winding up by order of the Court under section
413(1)(d) of the Corporations Act.

F.
The Company and pSivida have entered into the Implementation Agreement, which sets out the terms on which the parties have agreed to implement this Scheme.

G.
pSivida has entered into the Deed Poll for the purpose of covenanting in favour of Scheme Participants to provide the consideration to the Scheme Participants under this Scheme, to comply with its obligations under the Implementation Agreement and to do all things necessary or expedient on its part to implement the Scheme.

OPERATIVE PROVISIONS

1.
INTERPRETATION

1.1
Definitions

The following definitions apply in
this document.

Certificate of Incorporation and Bylaws means the constituent documents of pSivida.

CHESS means the clearing house electronic sub-register system of share transfers operated by ASX
Settlement and Transfer Corporation Pty Limited.

Company means pSivida Limited (ABN 78 009 232 026), a public company registered in
Western Australia and a company limited by shares.

Effective Date means the date on which this Scheme becomes Effective.

Implementation Agreement means the Implementation Agreement dated 28 April 2008 between the Company and pSivida relating to the implementation of the Scheme and related transactions.

Marketable Parcel has the meaning given to that term in the ASX Market
Rules.

pSivida means New pSivida, Inc., a company incorporated in Delaware, United States of America.

Tax File Number means the tax file number issued to a person by the Australian Taxation Office or, in the case of non-Australian residents, a number or identification issued for taxation purposes by the equivalent governmental agency of that resident’s country.

1.2
Further definitions and construction

Except as
terms are otherwise defined herein or as the context otherwise requires, clauses 1.1 and 1.2 of the Implementation Agreement apply to this document as if set out in full in this document.

2.
CONDITIONS

2.1
Conditions precedent

This Scheme is conditional on
each of the following conditions precedent:

(a)
all of the conditions set out in clause 3.1 of the Implementation Agreement, have been satisfied or waived in accordance with the terms of the Implementation Agreement before 8.00 am on the Second Court Date;

(b)
as at the Second Court Date, neither the Implementation Agreement nor the Deed Poll has been terminated;

(c)
the Scheme has been approved in accordance with section 411(4)(a) of the Corporations Act at the Scheme Meeting; and

(d)
the Scheme has been approved by the Court pursuant to section 411(4)(b) and 413(1) of the Corporations Act by the End Date.

2.2
Satisfaction of Conditions

The Company and Scheme
Participants will not have any rights or obligations under clause 0 of this document unless and until the conditions precedent in clause 0 of this document are satisfied.

3.
LODGEMENT

On or before the fourth Business Day
following approval of the Scheme by the Court in accordance with section 411(4)(b) and 413(1) of the Corporations Act, the Company will lodge with ASIC an office copy of the Court order under section 411(10) of the Corporations Act approving this
Scheme. The Court order is taken to have effect on and from the time and date specified in that order.

4.
IMPLEMENTATION

4.1
Scheme steps

Subject to the conditions precedent
in clause 2.1 being satisfied, on the Implementation Date the Scheme will be implemented as follows:

(a)
all the Shares on issue at the Record Date will be transferred by order of the Court to pSivida;

(b)
pSivida must issue the following Scheme Consideration in accordance with the terms of the Deed Poll:

(i)
in respect of Shares held by Eligible Scheme Participants on the Record Date:

(A)
issue to all Eligible Scheme Participants other than the ADS Depositary one CDI for every 40 Shares held by them as at the Record Date; and

(B)
issue to the ADS Depositary for distribution to all holders of Company ADSs one pSivida Share for every 40 Shares underlying the ADSs held by them as at the Record Date,

with any fractional entitlements to be dealt with in accordance with clause 4.2 below; and

(ii)
in respect of Shares held by Ineligible Foreign Shareholders on the Record Date, issue to the Nominee, for sale on behalf of the Ineligible Foreign Shareholders under clause 4.3, one CDI for every 40 Shares held by the Ineligible Foreign Shareholders as at the Record Date, with any fractional entitlements to be dealt with in accordance with clause 4.2 below,

and each Scheme Participant agrees in favour of the Company that he or she will accept such CDIs and pSivida Shares or, in the case of Ineligible Foreign
Shareholders, the Scheme Consideration set forth in clause 4.3 below;

(c)
all the assets and liabilities of the Company (including the Options and also the shares in Subsidiaries held by the Company) will be transferred by order of the Court to pSivida, so that the assets are transferred to, and vest in, pSivida, and the liabilities are transferred to, and become the liabilities of, pSivida under sections 413(1) and 413(2) of the Corporations Act; and

(d)
following the transfer of assets and liabilities from the Company to pSivida, the Company will be deregistered without a winding up by order of the Court under section 413(1)(d) of the Corporations Act.

4.2
Fractional entitlements

(a)
For the purposes of calculating the number of CDIs or pSivida Shares to be issued to an Eligible Scheme Participant or to the Nominee on behalf of an Ineligible Foreign Shareholder, where there is a fractional entitlement to CDIs or pSivida Shares, the number of CDIs or pSivida Shares issued to such Eligible Scheme Participant or the Nominee will be rounded down to the nearest whole number of CDIs or pSivida Shares after aggregating all holdings of the relevant Scheme Participant, with the fractional entitlement to the Scheme Consideration to be paid out in cash by pSivida to such Scheme Participant.

(b)
The cash value of the fractional entitlements to be paid out in accordance with clause 4.3(a) will be calculated using the closing price for trading of the CDIs on the ASX on the
Record Date.

4.3
Ineligible Foreign Shareholders

If clause
12.2(b)(ii) applies, pSivida will procure that the Nominee as soon as practicable:

(a)
in the ordinary course of trading on ASX, sells for the benefit of the Ineligible Foreign Shareholders all CDls issued to the Nominee under clause 12.2(b)(ii);

(b)
accounts to each Ineligible Foreign Shareholder for the net proceeds of sale of the CDls issued to the Nominee in respect of that Ineligible Foreign Shareholder’s entitlement under clause12.2(b)(ii) (but calculated on an averaged basis so that all Ineligible Foreign Shareholders receive the same price per CDI, subject to rounding to the nearest whole cent) after deduction of any applicable brokerage, taxes and costs of sale; and

(c)
remits the net proceeds of the sale of the CDIs under paragraph (a) to the Ineligible Foreign Shareholders in full satisfaction of the Ineligible Foreign Shareholders’
rights to receive the Scheme Consideration. The net proceeds must be sent by mail to the Ineligible Foreign Shareholders’ addresses as shown in the Share Register by cheque in Australian currency.

4.4
Joint holders

In the case of Shares held by Scheme
Participants on the Record Date in joint names:

(a)
any cheque required to be paid in respect of the relevant Shares will be payable to the joint holders and will be forwarded to the holder whose name appears first in the Share
Register on the Record Date; and

(b)
any holding statements or transmittal letters for CDIs or pSivida Shares which are to be issued in respect of the relevant Shares will be issued in the names of the joint holders and forwarded to the holder whose name appears first in the Share Register on the Record Date.

5.
IMPLEMENTATION AGREEMENT

The Company and pSivida
have agreed, by executing the Implementation Agreement, to implement the terms of the Scheme and to perform their respective obligations under the Scheme.

6.
DEED POLL

pSivida has entered into the Deed Poll
in favour of Scheme Participants pursuant to which it has covenanted to cause to be provided or remitted to each Scheme Participant the Scheme Consideration due to such Scheme Participant in accordance with clause 4.1 of the Implementation
Agreement.

7.
DEALINGS IN SHARES

(a)
For the purpose of establishing who are Scheme Participants, dealings in Shares will only be recognised if:

(i)
in the case of dealings of the type to be affected using CHESS, the transferee is registered in the Share Register as the holder of the relevant Shares by 1.00 pm on the Record
Date; and

(ii)
in all other cases, if registrable transmission applications or transfers in respect of those dealings are received on or before 1.00 pm on the Record Date at the place where the Share Register is kept.

(b)
The Company must register registrable transmission applications or transfers of the type referred to in paragraph (a)(ii), provided that nothing in this paragraph requires the
Company to register a transfer that would result in a Shareholder holding a parcel of Shares that is less than a Marketable Parcel.

(c)
The Company will not accept for registration or recognise for any purpose any transmission application or transfer in respect of Shares received after 1.00 pm on the Record
Date.

(d)
For the purpose of determining entitlements to the consideration to be provided under this Scheme, the Company will, until that consideration has been provided, maintain the Share
Register in accordance with the foregoing provisions of this clause 7 and the Share Register in this form will solely determine entitlements to that consideration.

(e)
The Company must procure that on the Record Date, details of the names, registered addresses and holdings of Shares of every Scheme Participant as shown in the Share Register at the
Record Date are available to pSivida in such form as pSivida may reasonably require.

(f)
Subject to implementation occurring under this Scheme, as from 1.00 pm on the Record Date, all share certificates and holding statements for the Shares held at 1.00 pm on the Record Date will cease to have effect as documents of title, and each entry currently on the Share Register at that time in respect of Shares will cease to have any effect other than as evidence of entitlement to the consideration required to be provided under this Scheme.

8.
GENERAL PROVISIONS

8.1
Alterations and conditions

If the Court proposes
to approve this Scheme subject to any alterations or conditions, the Company by its legal counsel may consent on behalf of all persons concerned to those alterations or conditions to which pSivida has consented.

8.2
Warranties by Scheme Participants

Each Scheme
Participant is deemed to have warranted to pSivida that:

(a)
all of his or her Shares (including any rights and entitlements attaching to those Shares) transferred to pSivida under the Scheme will, on the Implementation Date, be fully paid and free from all mortgages, charges, liens, encumbrances, pledges, security interests and other interests of third parties of any kind, whether legal or otherwise, and restrictions on transfer of any kind, whether legal or otherwise; and

(b)
he or she has full power and capacity to sell and to transfer his or her Shares (including any rights and entitlements attaching to those Shares) to pSivida under the Scheme.

8.3
Covenants by Scheme Participants

(a)
Each Scheme Participant:

(i)
consents to the Company doing all things necessary or incidental to the implementation of this Scheme; and

(ii)
agrees to be bound by the terms of the Certificate of Incorporation and Bylaws in respect of CDIs and/or pSivida Shares issued to him or her pursuant to this Scheme.

(b)
Each Scheme Participant, without the need for any further act, irrevocably appoints the Company and all of its directors and officers (jointly and severally) as his or her attorney and agent for the purpose of executing any document necessary to give effect to the Scheme.

8.4
Registration of CDIs and pSivida Shares

(a)
The obligations of the Company to procure pSivida to issue pSivida Shares under clause 4 of this document will be satisfied by pSivida, on the Implementation Date, procuring the entry in the shareholder register maintained by pSivida, of each person who is to receive pSivida Shares under those provisions.

(b)
After the satisfaction of the Company obligations in paragraph (a) above, and within 5 Business Days after the Implementation Date, the Company will procure pSivida to also issue holding statements or transmittal letters (as the case may be) for such pSivida Shares in the name of such persons, and procure the dispatch of such holding statements or transmittal letters to the addresses as shown in the Share Register for such persons.

(c)
The obligations of the Company to procure pSivida to issue CDIs under clause 4 of this Scheme will be satisfied by pSivida, on the Implementation Date, procuring the entry in the shareholder register maintained by pSivida of the Depositary as depositary to hold the pSivida Shares underlying those CDIs,

(d)
After the satisfaction of the obligations of the Company in paragraph (c) above, within 5 Business Day after the Implementation Date, the Company will procure pSivida to:

(i)
issue holding statements or transmittal letters (as the case may be) for such pSivida Shares in the name of the Depositary, and procure the dispatch of such holding statements or transmittal letters to the Depositary;

(ii)
record in the CDI Register each person who is to receive CDls under clause 4; and

(iii)
dispatch to each person who is to receive CDIs under clause 4 a holding statement in the name of that person representing the number of CDls to be issued to that person.

8.5
Communications

(a)
Where a notice, transfer, transmission application, direction or other communication referred to in this document is sent by post to the Company, it will not be deemed to be received in the ordinary course of post or on a date other than the date (if any) on which it is actually received at the Company’s registered office or at its Share Register.

(b)
Except for a Scheme Participant’s Tax File Number, any instruction or notification between a Scheme Participant and the Company relating to Shares at the Record Date (including any instruction relating to payment of dividends or to communications from the Company) will from the Implementation Date be deemed to be a similar instruction or notification to pSivida (except where the performance of such instruction or notification by pSivida would not be permitted under applicable law) in respect of CDIs or pSivida Shares issued to the Scheme Participant, until that instruction or notification is revoked or amended in writing and addressed to pSivida.

8.6
Further assurances

The Company will execute all
documents and do all acts and things necessary for the implementation and performance of its obligations under the Scheme.

8.7
Governing law

The proper law of this document is
the law of the State of New South Wales.

Annexure C

DEED POLL

Deed Poll

New pSivida, Inc.

Blake Dawson

  Level 36, Grosvenor Place   225 George Street
Sydney NSW 2000 Australia T 61 2 9258 6000 F 61 2 9258 6999

Reference

PHM 09 1423 3124

©Blake Dawson 2008

C-i

Deed Poll

DATE
28 April 2008

PARTIES

New pSivida, Inc. a company incorporated in Delaware, United States of America of 400 Pleasant Street, Watertown, MA, 02472, United States of America (pSivida)

RECITALS

A.
pSivida Limited (the Company) proposes to undertake a corporate reconstruction under which pSivida will acquire all of the issued shares in the Company and all the assets and liabilities of the Company by order of the Court (the Scheme).

B.
The Company proposes to implement this Scheme under Part 5.1 of the Corporations Act as follows:

a.
the transfer of all Shares by order of the Court to pSivida, a new company incorporated in Delaware, United States, in exchange for which pSivida will issue:

(i)
CDIs to Eligible Scheme Participants other than the ADS Depositary;

(ii)
pSivida Shares to the ADS Depositary for distribution to ADS Holders; and

(iii)
CDIs to the Nominee for sale and distribution of the proceeds, net of any brokerage, taxes and other costs of sale, to Ineligible Foreign Shareholders.

Eligible Scheme Participants, and the Nominee on behalf of Ineligible Foreign Shareholders, will receive CDIs or pSivida Shares in the same proportion to the relevant Scheme Participants’ existing holdings in the Company. One CDI or pSivida Share will be issued for every 40 Shares held by the Eligible Scheme Participant or Ineligible Foreign Shareholder at the Record Date.

b.
the transfer of all assets and liabilities of the Company (including the Options and also the shares in Subsidiaries held by the Company) by order of the Court to pSivida, so that the assets are transferred to, and vest in, pSivida and the liabilities are transferred to, and become the liabilities of, pSivida under sections 413(1)(a) and 413(2) of the Corporations Act;

c.
following the transfer of the assets and liabilities from the Company to pSivida, the deregistration of the Company without a winding up, by order of the Court under section
413(1)(d) of the Corporations Act, and:

C.
On 28 April 2008, the Company and pSivida entered into the Implementation Agreement (Implementation Agreement) under which pSivida agreed to comply with its obligations under the Scheme, including entering into this document and the Scheme and providing the Company with all assistance reasonably necessary to implement the Scheme.

D.
pSivida is entering into this document for the purpose of covenanting in favour of the Scheme Participants to provide the consideration under the Scheme.

OPERATIVE PROVISIONS

1.
INTERPRETATION

1.1
Definitions and construction

Except as terms are
otherwise defined herein or as the context otherwise requires, clauses 1.1 and 1.2 of the Implementation Agreement apply to this document as if set out in full in this document.

1.2
Nature of deed poll

pSivida acknowledges that this
document is a deed poll and may be relied on and enforced by any Scheme Participant in accordance with its terms, notwithstanding that the Scheme Participants are not party to this document.

2.
CONDITIONS PRECEDENT AND TERMINATION

2.1
Conditions

Each of pSivida’s obligations
under clause 3 are subject to the Scheme becoming Effective and the satisfaction or waiver of the conditions precedent contained in clause 2.1 of the Scheme.

2.2
Termination

If the Scheme does not become
Effective, or the conditions precedent contained in clause 2.1 of the Scheme are not satisfied or waived before the End Date, the obligations of pSivida under this document will terminate.

2.3
Consequences of termination

If this document is
terminated under clause 2.2, then in addition and without prejudice to any other rights, powers or remedies available to it:

(a)
pSivida is released from its obligations to further perform its obligations under this document, except those obligations contained in clause 5 and any other obligations which by their nature survive termination; and

(b)
the Scheme Participants retain the rights they have against pSivida in respect of any breach of this document which occurred before this document was terminated.

3.
PROVISION OF CONSIDERATION

3.1
Performance of obligations generally

pSivida will
comply with its obligations under the Implementation Agreement, and will do all things necessary or expedient on its part to implement the Scheme.

3.2
Scheme Consideration

Subject to clause 2, on the
Implementation Date, pSivida must provide to each Scheme Participant the consideration due to such Scheme Participant under the Scheme in accordance with clause 4.1 of the Implementation Agreement.

4.
REPRESENTATIONS AND WARRANTIES

pSivida represents
and warrants that:

(a)
it is a corporation validly existing under the laws of its place of incorporation;

(b)
it has the corporate power to enter into and perform its obligations under this document, and to carry out the transactions contemplated by this document;

(c)
it has taken all necessary corporate action to authorise the entry into this document, and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document; and

(d)
this document is valid and binding upon it.

5.
CONTINUING OBLIGATIONS

5.1
Full force and effect

This document is irrevocable
and, subject to clause 2, remains in full force and effect until either pSivida has completely performed its obligations under this document or the earlier termination of this document under clause 2.

5.2
Survival

Notwithstanding the termination of this
document under clause 2, clauses 1.1 (Definitions and construction), 6 (Stamp Duty) and 7 (General), continue to apply after termination of this document.

6.
STAMP DUTY

pSivida must pay all stamp duty (if
any) imposed on this document and on any instrument or other document executed to give effect to this document.

7.
GENERAL

7.1
Waiver and variation

(a)
A provision or right under this document may not be waived except in writing signed by the person granting the waiver.

(b)
A provision of this document may not be varied unless the variation is agreed to by the Company, and the Court indicates that the variation would not in itself preclude approval of the Scheme, in which event pSivida will enter into a further deed poll in favour of the Scheme Participants giving effect to such variation.

7.2
Rights cumulative

Except as expressly stated
otherwise in this document, the rights of pSivida and the Scheme Participants under this document are cumulative and are in addition to any other rights of that party.

7.3
Governing law and jurisdiction

(a)
This document is governed by the laws of New South Wales.

(b)
pSivida irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales and any courts which have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in those courts.

7.4
Assignment

The rights and obligations of a person
under this document are personal. They cannot be assigned, charged or otherwise dealt with, and no person may attempt or purport to do so.

EXECUTED as a deed poll.

SIGNED, SEALED AND DELIVERED for New

pSivida, Inc. in the presence of:

      Signature of witness

Signature of party

Name

Name

Annexure D

SUMMARY OF CDIS

1.
Definitions

Capitalised terms used in this
document and not otherwise defined in this document have the same meanings as set out in the Definitions and Interpretation section of the Information Memorandum.

2.
Introduction

New pSivida intends to participate in
the electronic transfer system known as CHESS, which is operated by the ASX Settlement and Transfer Corporation (ASTC).

CHESS
cannot be used directly for the transfer of securities of companies domiciled in certain foreign jurisdictions, such as the United States. To enable foreign companies such as New pSivida (a company incorporated in the United States) to have their securities cleared and settled electronically through CHESS, depositary instruments called CDIs are issued.

CDIs confer holders with
beneficial ownership in foreign securities, with legal title to the underlying foreign securities being held by an Australian depositary entity. New pSivida has appointed CHESS Depositary Nominees Pty Limited (CDN), a subsidiary of ASX, to act as its Australian depositary entity.

Each CDI holder will receive a holding statement which sets out the number of CDIs held by it and the reference number of the holding. These holding statements will be provided to holders when their holdings are first established and if there is a change in their holdings of CDIs.

A summary of the rights and entitlements of New pSivida CDI holders and CDI holders generally is outlined below. Further information about CDIs is available from ASX, any stockbroker or New pSivida’s Australian share registry.

3.
Number of CDIs issued in relation to New pSivida Shares

Each Eligible Scheme Participant other than the ADS Depositary will receive one CDI for every forty Shares that he or she holds in the Company at the Record Date. Each CDI will represent an interest in one underlying New pSivida Share.

Eligible Scheme Participants who would receive fractional CDIs under the Scheme will instead receive the cash value of such fractional entitlements.

4.
Cessation of trading in Shares

Suspension of
trading on ASX in the Shares will occur from the close of trading on the date on which the Company lodges the Implementation Orders with ASIC (being the Effective Date).

Deferred settlement trading of CDIs representing New pSivida Shares will commence on ASX on the first Business Day following the day on which trading of the Shares is suspended.

On the first Business Day after the Implementation Date, the Company will apply for termination of the official listing of the Shares on ASX.

No Shareholder is to dispose of or purport or agree to dispose of any Shares or any interest after the Effective Date. Any dealings in Shares after the Effective Date will not be recognised by the Company.

5.
Trading in CDIs on ASX on implementation of the Restructure

On the first Business Day after the Effective Date, trading in New pSivida Shares on ASX (in the form of CDIs) will commence initially on a deferred settlement basis and, on 20 June 2008, will recommence on an ordinary settlement basis.

Former Shareholders trading on a deferred delivery basis and before the issue of holding statements in respect of their CDIs representing
New pSivida Shares do so at their own risk. The proceeds from sale of securities sold on a deferred delivery basis will not be received until after the deferred delivery basis has ended.

Those former Shareholders who do not choose to trade their securities on a deferred delivery basis will be issued their Scheme Consideration and corresponding holding statements within five Business Days after the Implementation Date by prepaid post at their respective addresses as shown in the Share Register (or at such other addresses as they may instruct the Company’s registry).

6.
Voting

Holders of CDIs will be given notice of all
meetings of holders of New pSivida Shares. CDI holders will also be permitted to attend such meetings.

In order to vote at such meetings,
a CDI holder must complete a form permitting the CDI holder to direct CDN to cast a proxy vote on behalf of the CDI holder in accordance with the CDI holder’s written directions. Such form will accompany the notice of meeting.

CDI holders can also convert their CDIs into holdings of New pSivida Shares and vote those New pSivida Shares at the meeting (however, if thereafter the former CDI holders wish to sell their investments on ASX, it would be necessary first to convert the New pSivida Shares back to CDIs)—this must be undertaken prior to the record date for the relevant meeting. See section 7 below for further information regarding the conversion process.

As CDI holders will not appear on the New pSivida share register as the legal holders of New
pSivida Shares, CDI holders will not be entitled to vote at New pSivida shareholder meetings unless one of the above steps is undertaken.

Proxy forms and details of these alternatives will be included in each notice of meeting sent to CDI holders by New pSivida.

7.
Converting from a CDI holding to a direct holding of New pSivida

CDI holders who wish to convert their ASX listed CDIs to New pSivida Shares can do so by instructing New pSivida’s Australian share registry, either:

(a)
directly in the case of CDIs on the issuer-sponsored sub-register operated by New pSivida. CDI holders will be provided with a form entitled “Removal Form” for completion and return to Computershare Investor Services Pty Limited, Level 2, 45 St. George’s Terrace, Perth, Western Australia 6000;

(b)
through their ‘sponsoring participant’ (usually your broker) in the case of CDIs which are sponsored on the CHESS subregister. In this case, CDI holders’ sponsoring participants will arrange for completion of the relevant form and its return to Computershare Investor Services Pty Limited, Level 2, 45 St. George’s Terrace, Perth, Western Australia 6000.

New pSivida’s Australian registry will then arrange for the transfer of the New pSivida Shares from
CDN to the former CDI holder. This will cause the New pSivida Shares to be registered in the name of the holder on the New pSivida share register, and trading on ASX will no longer be possible.

It is expected that this process will be completed within 24 hours, providing that the registry is in receipt of a duly completed and valid removal request form. However, no guarantee can be given about the time for this conversion to take place.

The registry will not charge an
individual securityholder a fee for transferring CDI holdings into New pSivida Shares.

If holders of New pSivida Shares wish to convert
their holdings to CDIs, they can do so by contacting Computershare Investor Services. Computershare will not charge a fee to a shareholder seeking to convert his or her New pSivida Shares to CDIs.

In this instance, underlying New pSivida Shares will be transferred to CDN, and a holding statement for the CDIs will be issued to the relevant securityholder. No settlements of trading in the New pSivida Shares on the ASX can take place until this transfer process is complete.

A
holder of New pSivida Shares will not be able to trade those shares on the ASX.

However, holders of New pSivida Shares may be able to
trade those shares on Nasdaq or the Frankfurt Stock Exchange.

8.
CDI holders wishing to trade on Nasdaq

New pSivida
also intends to list its shares on Nasdaq, whilst maintaining a listing on the ASX. Accordingly, ASX listed CDI holders may have the opportunity to trade on Nasdaq. If this occurs (and CDI Holders wish to trade on Nasdaq), in order to settle any trade it will be necessary to first convert the CDIs to New pSivida Shares as described above.

9.
CDI holders wishing to trade on the Frankfurt Stock Exchange

New pSivida also intends to list its securities on the Frankfurt Stock Exchange, whilst maintaining a listing on the ASX. Accordingly, ASX listed CDI holders may have the opportunity to trade on the Frankfurt Stock
Exchange. If this occurs (and CDI holders wish to trade on the Frankfurt Stock Exchange), in order to settle any trade, it may be necessary to first convert the CDIs to New pSivida Shares as described above and to make appropriate arrangements to facilitate the settlement of the trade. If CDIs are traded on the Frankfurt Stock Exchange, then no such conversion will be necessary.

10.
Communication with CDI holders

CDI holders will
receive all notices and company announcements (such as annual reports) that they are entitled to receive from New pSivida.

11.
Dividends and other shareholder entitlements

The
ASTC Settlement Rules have the force of law by virtue of the Corporations Act. These rules grant CDI holders the right to receive any dividends and other entitlements which attach to the underlying New pSivida Shares.

Despite legal title to New pSivida Shares being vested with CDN, the ASTC Settlement Rules provide that
CDI holders are to receive all direct economic benefits and other entitlements in relation to the underlying shares (such as the right to receive any dividends, rights issues and bonus issues on those underlying shares).

12.
Local and international trading in CDIs

CDI
holders who wish to trade their CDIs will be transferring beneficial interest in New pSivida Shares rather than legal title. The transfer will be settled electronically by delivery of the relevant CDI holding through CHESS.

Trading in CDIs is no different to trading in other CHESS approved securities.

13.
Takeovers

If a takeover bid is made in respect of
New pSivida Shares of which CDN is the registered holder, under the ASTC Settlement Rules CDN must not accept the offer made under the takeover bid except to the extent that acceptance is authorised by the relevant CDI holders.

14.
Fees

A CDI holder will not incur any additional
fees or charges as a result of holding CDIs rather than New pSivida Shares.

15.
Further information

Further information in
relation to CDIs and the matters referred to above, please refer to the ASX website www.asx.com.au or contact your stockbroker or New pSivida’s registry at the details provided below:

Computershare Investor Services

Level 2

45 St. George’s Terrace

Perth, Western Australia 6000

Investor Enquiries: 1300 855 080

Internet: www.computershare.com.au

Email: services@computershare.com.au

Tollfree: 1300 557 010

ANNEXURE E

COMPARISON AUSTRALIAN/US LEGAL REGIMES

Introduction

As pSivida Limited (the Company) is incorporated under the laws of Australia, the rights attaching to the Company’s shares are governed by the laws of Australia and the Company’s constitution. As New pSivida, Inc. (New pSivida) is incorporated under the laws of Delaware in the United States, the rights attaching to New pSivida’s shares will be governed by Delaware law and New pSivida’s certificate of incorporation and bylaws. New pSivida also will remain subject to the ASX Listing Rules, the Nasdaq Marketplace Rules, the US federal securities laws and certain provisions of the Corporations Act 2001 (Cth) (the Corporations Act) applicable to registered foreign companies under the Corporations Act.

This annexure is a summary only of the rights attaching to New pSivida’s shares as compared to the rights attaching to the Company’s shares. If you would like to read New pSivida’s certificate of incorporation or bylaws, or to read the Company’s constitution, you may obtain copies of these documents free of charge by writing to:

Mr. Winton Willesee

GPO Box 2986

Melbourne VIC 3001

Capitalised terms used in this document not otherwise defined in this document have the meaning give to them in the Definitions and Interpretation section of the Information Memorandum.

Rights of Holders of Shares in the Company

Rights of Holders of Shares in New pSivida

Rights Attaching to Shares

Share capital

  Australian law contains no concept of authorised capital or par value.       The issue price of shares is set by the directors of the Company as at the time of the issue.

New pSivida’s certificate of incorporation authorises the issuance of up to 60,000,000 shares of common stock, US$.001 par value per share, and up to 5,000,000 shares of preferred stock, US$.001 par value per share.

Issue of additional shares

Subject to the ASX Listing Rules and the Corporations Act restrictions on issuing shares to an entity controlled by the Company, the Company’s constitution authorises the Board to issue any share in the capital of the Company that the Board decides.

Under the ASX Listing Rules, the Company is prohibited from issuing or agreeing to issue shares in any 12 month period which amount to more than 15% of the Company’s ordinary securities unless it obtains shareholder approval or unless one of a number of exceptions apply.

Delaware law permits the issuance of additional authorised
and unissued shares of any class with board approval, and without shareholder approval.

Delaware law and New pSivida’s certificate of incorporation permit an increase or decrease (but not below the number of shares of such class currently outstanding) in the authorised shares of any class only with the approval of holders of a majority of the voting power of the corporation.

Under the ASX Listing Rules, New
pSivida is prohibited from issuing or agreeing to issue shares in any 12 month period which amount to more than 15% of New pSivida’s common stock unless it obtains shareholder approval or unless one of a number of exceptions apply.

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

Issue of preference shares

The Company’s constitution authorises the board to issue preference shares, including preference shares liable to be redeemed, subject to the ASX
Listing Rules. The Company, however, has never issued any preference shares.

New pSivida’s certificate of incorporation authorizes the issuance of preferred stock by the board of directors from time to time in one or more series, with any voting powers (or no voting powers) and other designations, preferences and rights as the board of directors may determine upon issuance, without approval from the shareholders.

Buy-back of shares

Australian law permits the Company to buy-back its outstanding shares through a specific buy-back scheme authorised by the Corporations Act if:

•      the buy-back does not materially prejudice the Company’s ability to pay its creditors; and

•      the Company follows the procedures set out in the Corporations Act.

The form of shareholder approval (e.g. ordinary resolution or special or unanimous resolution), if required, and the notice period and disclosure to be given to shareholders depend on the type of buy-back.

Delaware law generally permits New pSivida to buy back its
outstanding shares out of funds legally available for that purpose without obtaining shareholder approval.

Delaware law generally does not permit New pSivida to buy back its outstanding shares if:

•      the capital of New pSivida is impaired, or the buy-back would cause the capital of New
pSivida to become impaired; or

•      the buy-back would cause New pSivida to have outstanding less than one share of one class or series of shares with full voting powers.

Transfer of shares

Under the Company’s constitution, shares generally are freely transferable.

The directors may refuse to register a transfer of shares only if:

•      permitted to do so
by the ASX Listing Rules or the SCH business rules; or

•      subject to the Corporations Act, the ASX Listing Rules and the SCH business rules, registration of the transfer would create a new holding of an “unmarketable parcel,” as that term is defined in the Company’s constitution.

The directors must refuse to register a
transfer of shares if:

•      the Corporations Act, the ASX Listing Rules or the SCH business rules forbid the registration;

•      registration of the transfer would give effect to a contract resulting from the acceptance of an offer made under a Proportional Takeover bid unless and until an Approving Resolution is passed (in accordance with the

Under Delaware law, shares generally are freely
transferable. New pSivida’s certificate of incorporation and bylaws do not impose any specific restrictions on transfer.

New pSivida may refuse to register a transfer of shares for which it has received proper transfer instructions from the shares’ registered holder only if:

•      the transfer
would violate applicable federal or state securities laws;

•      a transfer restriction is included in the notice or notices sent to the holder of the uncertificated shares at issue pursuant to Delaware law; or

•      an agreement
imposing transfer restrictions has been signed with the holder of the shares at issue.

Rights of Holders of Shares in the Company

Rights of Holders of Shares in New pSivida

definition of those terms in the Corporations Act and
the ASX Listing Rules respectively);

•      subject to section 259C of the Corporations Act, registration of the transfer would result in a transfer to a subsidiary of the Company; or

•      the securities the
subject of the transfer notice are classified as restricted securities under the ASX Listing Rules.

Dividends and distributions

The Company’s constitution permits the board to declare dividends to shareholders from time to time in its sole discretion, subject to the limitation that dividends may be paid only out of the Company’s profits, including profits previously set aside as a reserve.

Before declaring a dividend, the Directors must be satisfied that the proposed dividend can be paid without causing the Company to be unable to pay its debts as they fall due.

New pSivida’s bylaws permit the board of directors to
declare dividends to shareholders from time to time in its sole discretion out of any funds legally available for that purpose.

Delaware law permits dividends to be (a) paid out of New pSivida’s surplus, which is defined to be the net assets less statutory capital; or (b) if no surplus exists, then out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Voting rights

The Company’s constitution provides that:

•      on a show of hands
each shareholder has one vote; and

•      on a poll each shareholder has one vote for every fully paid share held and a fraction of a vote for each partly paid share held, with the fraction of the vote being equivalent to the portion of the share paid up.

New pSivida’s certificate of incorporation provides that each shareholder has one vote for every share of common stock held and the number of votes for every share of each class or series of preferred stock as is specified in the certificate of designation for that class or series.

Variation of rights

The Company’s constitution permits the rights attached to shares of any class to be varied or cancelled only in accordance with sections 246C and 246D of the Corporations Act and either:

•      with the written consent of holders of 75% of the issued shares of the affected class;
or

•      by special resolution passed at a separate meeting of the holders of the issued shares of the affected class.

Subject to the shares’ terms of issue, the rights attached to a class of shares are not deemed varied by the issue of further shares of that class.

Any amendment to New pSivida’s certificate of
incorporation requires approval by holders of the outstanding shares of a particular class if that amendment would:

•      increase or decrease the par value of the shares of that class; or

•      alter or change
the powers, preferences or special rights of the shares of that class in a manner that adversely affected those shares. If an amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to adversely affect that series without adversely affecting the entire class,

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

then only the shares of the series adversely affected would be entitled to separate “class” approval of the proposed amendment.

Amendments to New pSivida’s certificate of incorporation also generally require (a) a board resolution recommending the amendment and (b) approval by the holders of a majority of the then issued and outstanding shares, regardless of whether the amendments would affect the rights attached to shares. However, with respect to the shareholder approval requirement, certain amendments to New pSivida’s certificate of incorporation could in the future require approval of only the holders of a majority of the then issued and outstanding preferred shares, because Delaware law and New pSivida’s certificate of incorporation permit New pSivida to issue preferred shares with powers, preferences and rights (including voting rights) superior to those of common shares.

Pursuant to Delaware law and New pSivida’s certificate of incorporation, any amendment to New
pSivida’s bylaws, regardless of whether the amendment would affect the rights attached to shares, requires majority approval by the board of directors and does not require approval by shareholders; provided, that shareholders have the right to amend the bylaws and to repeal a board amendment of the bylaws by affirmative vote of holders a majority of the then outstanding shares entitled to vote thereon.

Capital Raising

Listing Rules

The Company is currently subject to both the ASX Listing Rules and the Nasdaq Marketplace Rules in relation to capital raisings.

Under the ASX Listing Rules, the Company is prohibited from
issuing or agreeing to issue shares in any 12 month period which amount to more than 15% of the Company’s ordinary securities unless it obtains shareholder approval or unless one of a number of the specified exceptions (such as shares issued under a pro rata issue) apply.

New pSivida will be subject to both the ASX Listing Rules
and the Nasdaq Marketplace Rules following the Reincorporation in relation to capital raisings.

Under the ASX Listing Rules, New pSivida will be prohibited from issuing or agreeing to issue shares in any 12 month period which amount to more than 15% of New pSivida’s ordinary securities unless it obtains shareholder approval or unless one of a number of the specified exceptions (such as shares issued under a pro rata issue) apply.

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

The Nasdaq Marketplace Rules generally require that the Company have shareholder approval in order to engage in any issue of its shares that would have a dilutive effect on its share price, such as, in most cases:

•      adopting or materially amending a stock option plan;

•      issuing shares in
a private placement or other private transaction at less than fair market value; or

•      entering into a merger, acquisition or other transaction involving a change in control.

The Nasdaq Marketplace Rules generally will require
that New pSivida have shareholder approval in order to engage in any issue of its shares that would have a dilutive effect on its share price, such as, in most cases:

•      adopting or materially amending a stock option plan;

•      issuing shares in
a private placement or other private transaction at less than fair market value;

•      entering into a merger, acquisition or other transaction involving a change in control;
or

•      issuing shares in connection with the acquisition of stock or assets of another company where (i) New pSivida insiders have a 5% or greater interest individually or 10% or greater interest collectively or (ii) the issuance of common shares (or securities convertible into common shares) will result in either (A) the recipients having 20% or more of the voting power of shares outstanding prior to the issuance or (B) an increase of 20%
or more in the number of shares of common stock of New pSivida outstanding prior to the issuance.

Continuous disclosure

The Company is currently subject to both the ASX Listing Rules and the Nasdaq Marketplace Rules in relation to its continuous disclosure obligations.

The ASX Listing Rules generally require the
Company to disclose to ASX any information concerning the Company that a reasonable person would expect to have a material effect on the price or the value of the Company’s shares.

Nasdaq Marketplace Rules generally require the Company to disclose promptly to the public, through any Regulation FD-compliant method or combination of methods of disclosure, any material information that reasonably would be expected to affect the value of the Company’s shares or to influence investors’ decisions. Nasdaq Marketplace
Rules also generally require the Company to

New pSivida will be subject to both the ASX Listing Rules
and the Nasdaq Marketplace Rules following the implementation of the Reincorporation in relation to its continuous disclosure obligations.

The ASX Listing Rules generally will require New pSivida to disclose to ASX any information concerning New pSivida that a reasonable person would expect to have a material effect on the price or the value of New pSivida’s shares.

Nasdaq
Marketplace Rules generally will require New pSivida to disclose promptly to the public, through any Regulation FD-compliant method or combination of methods of disclosure, any material information that reasonably would be expected to affect the value of New pSivida’s shares or to influence investors’ decisions. Nasdaq Marketplace

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

provide Nasdaq with advance notice before publicly disclosing material information.

US federal securities laws require the Company to publicly file with the SEC:

•      annual reports on
Form 10-K;

•      quarterly reports on Form 10-Q;

•      periodic reports containing material information required to be disclosed on Form 8-K;

•      any
information required to be filed with a stock exchange, such as ASX or Nasdaq; and

•      any material information sent to security holders.

Rules also generally will require New pSivida to
provide Nasdaq with advance notice before publicly disclosing material information.

US
federal securities laws require New pSivida to publicly file with the SEC:

•      annual reports on Form 10-K;

•      quarterly reports on Form 10-Q;

•      periodic reports
containing material information required to be disclosed on Form 8-K;

•      any information required to be filed with a stock exchange, such as ASX or Nasdaq; and

•      any material information sent to security holders.

Directors

Powers of the Board

The Company’s constitution grants the board the power to manage the Company’s business and to exercise every right, power or capacity of the Company to the exclusion of the Company in general meeting and the shareholders, in each case except as otherwise required by the Corporations Act, the ASX Listing Rules and any other applicable law.

This power is subject to the requirement in the Company’s constitution for the
Board not to sell or dispose of the main undertaking of the Company unless the decision is ratified by the Company’s shareholders in a general meeting or unless otherwise permitted by the ASX Listing Rules or the Corporations
Act.

New pSivida’s bylaws grant the board of directors the power to manage New pSivida’s business and affairs, and to exercise all powers of New pSivida not otherwise reserved for exercise by shareholders by applicable law or by New pSivida’s certificate of incorporation or bylaws.

Duties of Directors

Under Australian law, the Directors of the Company have certain general law and statutory obligations to the
Company.

These obligations include a duty to:

•      act in good faith in the interests of the company;

•      act for a proper
purpose;

•      not to fetter their discretion;

•      to exercise care, skill and diligence;

•      to avoid conflicts
of interest; and

Under Delaware law, the directors of New pSivida have
fiduciary obligations known as the duty of care and the duty of loyalty.

The duty of
care requires directors to inform themselves of all reasonably available material information before making business decisions on behalf of New pSivida and to act with requisite care in discharging their duties to New pSivida.

The duty of loyalty requires directors to act in good faith in New pSivida’s best interests.

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

  •      not to use their position to gain an advantage for themselves or cause detriment to the Company.

Compensation of Directors

The Company’s constitution provides that compensation of the executive directors will be determined by the board, subject to the limitations that:

•      the compensation arrangements must not violate any contract between that director and the Company or the ASX Listing Rules; and

•      the compensation
arrangements must not consist of a commission on or percentage of profits or operating revenue.

The Company’s constitution further provides that compensation of the non-executive directors will be determined by the board, subject to the limitations that:

New pSivida’s bylaws provide that the board of directors may determine the compensation to be paid to directors for their services as directors, for their membership or chairpersonship on committees and for their expenses incurred in performing their duties as directors. This bylaw provision is subject to relevant US securities laws and Nasdaq Marketplace Rules regarding director compensation.

•      the compensation
arrangements must not in any year exceed in aggregate the amount last fixed by an ordinary resolution of shareholders; and

•      the compensation arrangements must not be a commission on or percentage of profits or operating revenue.

The Company may also pay a director extra compensation for
performing extra services and may pay a pension or lump sum benefit to a director upon his or her death or ceasing to serve as a director.

The Company must repay a director for all reasonable expenses incurred in attending board and committee meetings, in attending to the Company’s business and in carrying out his or her duties as a director.

Transactions involving directors

The Corporations Act prohibits the Company from giving a director a financial benefit unless either the Company obtains shareholders’ approval or the financial benefit is exempt (such as benefits given on arms’ length terms).

The ASX Listing Rules prohibit the Company from acquiring a substantial asset from, or disposing of a substantial asset to,

Delaware law and New pSivida’s bylaws provide that no contract or transaction between New pSivida and one or more of its directors, or between New pSivida and any other corporation, partnership, association or other organization in which one or more of its directors are directors or officers or have a financial interest will be void or voidable solely for that reason, or solely because the relevant director is present at or participates

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

any of its directors unless it obtains shareholder approval. Additionally, the ASX Listing Rules prohibit the Company from issuing securities to any of its directors unless either it obtains shareholder approval or the share issue is exempt (such as pro rata issues to shareholders).

Directors, when entering into transactions with the Company, are subject to Australian law’s common law and statutory duties to avoid conflicts of interest.

Within the parameters
summarised above, under the Company’s constitution, a director’s position as such does not disqualify him or her from:

•      holding any other office or place of profit or employment, except with the
Company’s auditor;

•      being a shareholder or creditor of any corporation (including the Company) or partnership, except of the Company’s auditor; or

•      entering into an
agreement with the Company,

provided, however, that a director must
comply with section 191 of the Corporations Act and with any relevant general law principles in relation to disclosure of his or her interests, and must comply with section 195 of the Corporations Act in relation to being present and voting at a board meeting that considers a matter in which he or she has a material personal interest.

in the New pSivida board or committee meeting
that authorises the contract or transaction, or solely because the vote of the relevant director is counted for that purpose, if:

•      the material facts as to the director’s relationship or interest, and as to the contract or transaction, are disclosed or known to the board of directors or committee, and the board of directors or committee in good faith authorises the contract or transaction by Affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

•      the material facts as to the director’s relationship or interest, and as to the contract or transaction, are disclosed or known to the New pSivida shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

•      the contract or transaction is fair to New pSivida as of the time that it is authorised, approved or ratified by the board of directors, committee or shareholders.

Interested directors may be counted in determining the presence of a quorum at a board or committee meeting at which a contract or transaction with an interested director is authorised.

The ASX Listing Rules will prohibit New pSivida from acquiring a substantial asset from, or disposing of a substantial asset to, any of its directors unless it obtains shareholder approval. Additionally, the ASX Listing Rules will prohibit New pSivida from issuing securities to any of its directors unless either it obtains shareholder approval or the share issue is exempt (such as pro rata issues to shareholders).

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

Number and nomination of directors

Under ASX Listing Rule 14.3, the Company is required to accept nominations for the election of directors up to 35 days (30 days in the case of a meeting requested by shareholders) before the date of a general meeting at which the directors are elected.

Under the Company’s constitution, the Company cannot validly elect a person as a director unless the person has retired and sought re-election or the board has recommended the appointment, or at least 35 business days before the meeting (30 business days in the case of a meeting requested by the Company’s shareholders) the Company has received both a nomination for that person and a consent to act as a director signed by that person.

As a public company in Australia, the Company must
have not fewer than 2 directors, at least one of whom must reside in Australia, together with a company secretary at all times.

New pSivida’s bylaws provide that directors may be
nominated either by the board of directors or by shareholders of record entitled to vote generally in the election of directors at a shareholders’ meeting called for that purpose.

In order to nominate directors, a shareholder must provide New pSivida’s secretary with advance written notice of his or her intent to make the nomination at least 60 days in advance of the shareholders’ meeting if it is to be held on a day that is within 30 days preceding the anniversary of the prior year’s annual meeting, at least
90 days in advance of the shareholders’ meeting if it is to be held on or after the anniversary of the prior year’s annual meeting and with respect to any other annual meeting, by the close of business on the 15th day following the earliest date of public disclosure of the date of such meeting. The notice must include the following information:

•     the name, age, business and residential address of the shareholder who intends to make the nomination;

•     a representation that the shareholder who intends to make the nomination is entitled to vote at the relevant annual or special meeting;

•     a representation that
the shareholder who intends to make the nomination intends to appear in person or by proxy at the relevant annual meeting to nominate the person or persons specified in the notice;

•     the name, age, business
and residential address of each nominee and all other information regarding each nominee that would be required in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the board of directors; and

•     the consent of each nominee to serve as a director if elected.

Under ASX Listing Rule 14.3, New pSivida is required to accept nominations for the

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

election of directors up to 35 days (30 days in the case of a meeting requested by shareholders) before the date of an annual meeting at which the directors are elected.

Removal of directors

Under the Corporations Act, the shareholders of the Company may remove a director by passing an ordinary resolution to do so at a general meeting.

The Company’s constitution also provides that shareholders holding a majority of the issued shares of the Company may remove a director by delivering a notice to that effect in writing to the Company.

Delaware law and New pSivida’s bylaws provide that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the then issued and outstanding shares entitled to vote generally in the election of directors.

Under the Corporations Act, a notice of intention to move the resolution must be given to the Company at least two months before the meeting is to be held. However, if the Company calls a meeting after the notice of intention is given, the meeting may pass the resolution even though the meeting is held less than two months after the notice of intention is given.

The Company’s constitution further provides that a person automatically ceases to be a director if the person:

•      is not permitted under the Corporations Act to be a director;

•      becomes disqualified from managing corporations under Part 2D.6 of the
Corporations Act and is not given permission or leave to manage the Company under section 206F or 206G;

•      becomes of unsound mind or physically or mentally incapable of performing the functions of that office;

•      fails to attend Board meetings (either personally or by an Alternate) for a continuous period of 3 months without leave of absence from the Board; or

•      resigns by notice
in writing to the Company.

Casual vacancies

Subject to the other terms of the Constitution, the Board may appoint a person to be a director at any time, except during a general meeting . Any director so appointed

  New pSivida’s bylaws provide that vacancies in the
board of directors will be filled by: • a majority vote of the directors then in office, even if less than a quorum; or

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

automatically retires at the next annual general meeting and is not taken into account in deciding the rotation or retirement of directors.

If the number of directors falls below the minimum of 3 at any time the continuing directors are only authorised to act as the board to appoint directors up to that minimum, to convene a shareholders meeting and in an emergency.

•      if there
is only one director then in office, by the sole remaining director; or

•      a vote of the holders of a particular class or series of stock entitled to elect directors at a meeting called for such purpose.

Rotation of directors

The ASX Listing Rules require the directors, other than the managing director, to retire by rotation.

Neither Delaware law nor New pSivida’s certificate of incorporation provide for mandatory retirement or rotation of directors.

The Company’s constitution also states that at every annual general meeting, one-third of the directors
(other than the managing director) or, if their number is not a multiple of three, then the number nearest but not less than one-third must retire. Directors required to retire are those who have been longest in office since last being elected. A retiring director is eligible for re-election.

The Company’s constitution also
states that a director (other than a managing director) must retire from office at the conclusion of the third annual general meeting after which the director was elected or re-elected.

New pSivida’s bylaws provide for each director to serve a term of one year, commencing immediately upon his or her election and ending on the date of the first annual meeting after the annual meeting at which the director was elected or re-elected; provided that the term of each director will be subject to the election and qualification of his or her successor, and to his or her earlier death, resignation or removal.

Directors’ indemnity

The Corporations Act prohibits indemnification against specific liabilities.

These are liabilities:

•      owed to the company or a related body corporate;

•      for a pecuniary
penalty order or a compensation order; or

•      that is owed to someone other than the company or a related body corporate and did not arise out of conduct in good faith.

The Corporations Act prohibits an indemnity for legal costs in specific circumstances such as where an officer is liable, found guilty or where the grounds for a court order have been made out. Payments by a company of insurance premiums which cover conduct involving a willful breach of duty or a breach

New pSivida’s certificate of incorporation provides
that, to the extent permitted by Delaware law, New pSivida will indemnify, and upon request advance expenses to, a director in an action brought by reason of the fact that the director is or was or has agreed to be a director of New pSivida or one of its subsidiaries, or, while a director of New pSivida or one of its subsidiaries, is or was serving at the request of New pSivida in any role for any other entity, against all judgments, fines, penalties and amounts paid in settlement and expenses (including attorneys’ fees and expenses) incurred, and not otherwise recovered, in connection with the action.

New pSivida will not indemnify a director in actions initiated by or on behalf of the director.

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

of certain statutory directors duties is also prohibited under the Corporations Act.

The Company’s constitution provides that the Company must, subject to and so far as permitted by the Corporations Act, indemnify every officer of the Company against a liability incurred as a result of their appointment or nomination by the Company, unless the liability arises as a result of conduct involving a lack of good faith by that officer.

New pSivida may purchase and maintain insurance on behalf of a director against any liability asserted against the director and incurred by the director by reason of the fact that the director is or was a director of New pSivida or one of its subsidiaries, or, while a director of New pSivida or one of its subsidiaries, is or was serving at the request of New pSivida in any role for any other entity, regardless of whether New pSivida would have been otherwise obligated or permitted to indemnify the director against such liability.

Directors’ liability

Under the Corporations Act, there is a general prohibition on a company or a related body corporate exempting officers from liability.

Under Delaware law, shareholders may bring action against directors for a breach of fiduciary duty.
However, New pSivida’s certificate of incorporation generally exculpates directors from liability to the corporation or its shareholders for monetary damages for breaches of their fiduciary duty as directors.

Corporate governance

The Company’s board structure, the independence of its board members, the existence and composition of its various board committees and its corporate policies as a whole must comply with the ASX Listing Rules, the Nasdaq Marketplace Rules and US federal securities laws (including without limitation the Sarbanes-Oxley Act).

New pSivida’s board structure, the independence of its board members, the existence and composition of its various board committees and its corporate policies as a whole must comply with the ASX Listing Rules, the Nasdaq Marketplace Rules, US federal securities laws (including without limitation the Sarbanes-Oxley Act) and Delaware law.

Insider trading

The laws of Australia apply to prohibit (subject to exceptions) any person who possesses price-sensitive information relating to the Company or its securities from buying or selling those securities or procuring others to do so, or from communicating the information to third parties.

US federal securities laws generally prohibit any person who possesses material nonpublic information relating to New pSivida or its securities from buying or selling those securities or procuring others to do so, or from communicating the material nonpublic information to third-parties.

Shareholders’ Meetings

Quorum of shareholders

The Company’s constitution states that the quorum for a general meeting of the Company’s shareholders is two shareholders entitled to vote.

New pSivida’s bylaws provide that the presence in
person or by proxy of the holders of a majority of the votes entitled to be cast on a matter constitute a quorum for that matter, except where a larger quorum is required by law or by New pSivida’s certificate of incorporation or bylaws.

New pSivida’s bylaws also provide that:

•      a quorum need not
be present at an adjourned session of a meeting if a

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

  quorum was present at the original meeting       •      a quorum need not
be present to vote to adjourn a meeting.

Annual meetings

Under the Corporations Act, the annual general meeting of the Company is required to be held at least once every calendar year and within five months after the end of each financial year.

Delaware law requires New pSivida either to have annual shareholders’ meetings to elect directors, or to take action by written consent to elect directors in lieu of annual meetings. A director or shareholder of New pSivida may petition the Court of Chancery for an order compelling the holding of an annual meeting if:

•      no annual
meeting has been held, or action by written consent to elect directors in lieu of an annual meeting has been taken, for a period of 30
days after the date designated for the annual meeting; or

•      no date for an annual meeting has been designated for a period of 13 months after the latest to occur of New pSivida’s organization, the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Special / extraordinary meetings

Under the Company’s constitution, a meeting of shareholders may be convened at any time by the board or a director and must be called by the board when it receives a request to do so from members with at least 5% of the votes that may be cast at the meeting or at least 100 members who are entitled to vote at the meeting.

New pSivida’s bylaws permit special meetings of shareholders for any purpose or purposes to be called at any time by the chairperson of the board of directors, the president or the board of directors.

Notice of meetings

Under the Corporations Act, notice of a general meeting of the Company must be given to the Company’s shareholders at least 28 days before the end of the meeting.

A notice of meeting must
specify the date, time and place of the meeting and state the general nature of the business to be transacted at the meeting.

Delaware law and New pSivida’s bylaws generally require that notice of a shareholders’
meeting be delivered not less than ten nor more than sixty calendar days before the date of the meeting to each shareholder entitled to vote at or to receive notice of the meeting.

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

Resolutions at annual meetings

Under the Corporations Act, a resolution at a general meeting is to be passed by a majority of votes cast by those present and voting.

New pSivida’s bylaws provide that at a
shareholders’ meeting at which a quorum is present, unless a greater number of affirmative votes is otherwise required by applicable law or by New pSivida’s certificate of incorporation or bylaws:

•      a plurality of
votes properly cast for the election of any office will decide the question; and

•      a majority of votes properly cast on any matter other than an election to office will decide that matter.

As noted elsewhere in this Annexure, Delaware law requires the approval of a majority of all votes entitled to be cast by New pSivida shareholders (not just a majority of all votes entitled to be cast by those New pSivida shareholders present and voting) for specified actions including:

•      dissolution of the
company;

•      most mergers or consolidations;

•      removal of directors;

•      amendments to the
company’s certificate of incorporation.

Special resolutions

Under the Corporations Act, a special resolution is passed by 75% of the votes cast by members entitled to vote on the resolution.

Approval by special resolution of shareholders is required for actions such as modifying or repealing the Company’s

US law contains no concept of special resolutions.

constitution, changing the company’s name or type, selectively reducing or buying back capital (in some circumstances), giving financial assistance in connection with the acquisition of shares in the company, and undertaking a voluntary winding up of the company.

Derivative actions

Under the common law, the Company’s shareholders do not have the right to bring a common law action on behalf of the Company.

Under the Corporations Act, a statutory derivative action may be instituted by a shareholder, former shareholder or person

Delaware law permits a New pSivida shareholder to bring a
derivative action on behalf of New pSivida if those in control of New pSivida have failed to assert a claim belonging to New pSivida.

Derivative actions have certain standing and eligibility requirements, including that the .

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

entitled to be registered as a shareholder, of the Company. In all cases, leave of the court is required.

Such leave will be granted if:

•      it is probable
that the Company will not itself bring the proceedings or properly take responsibility for them;

•      the applicant is acting in good faith;

•      it is in the best
interests of the company;

•      there is a serious question to be tried; and either:

•      at least 14 days before making the application, the applicant gave written notice to the Company of the intention to apply for leave and of the reasons for applying; or

•      it is otherwise appropriate for the court to grant leave.

plaintiff in the action generally must have been a shareholder of the corporation at the time the complained of act occurred and must maintain his or her status as a shareholder of the corporation throughout the course of the litigation. Derivative plaintiffs must previously have made a demand on the directors of the corporation to assert the corporate claim, unless such a demand would have been futile

Relationship between the Company and its Shareholders

Relief from oppression

Under the Corporations Act, any shareholder of the Company can apply for an order from the court in cases of conduct which is either contrary to the interests of shareholders as a whole, or oppressive to, unfairly prejudicial to, or unfairly discriminatory against, any shareholders in their capacity as a shareholder, or themselves in a capacity other than as a shareholder. Former shareholders can also bring an action if it relates to the circumstances in which they ceased to be a shareholder.

Delaware law contains no equivalent statutory provisions. However, Delaware and US federal law may provide judicial remedies to shareholders in comparable circumstances.

Inspection of books

Under the Corporations Act, a shareholder of the Company must obtain a court order to obtain access to the company’s books and records.

Delaware law provides each New pSivida shareholder with the right to inspect, and to make copies of and take extracts from, certain of New pSivida’s books and records for any proper purpose during normal business hours upon the shareholder’s making a sworn written demand stating the purpose of his or her inspection. The books and records subject to shareholders’ right of inspection include New pSivida’s stock ledger, New pSivida’s list of stockholders and certain other books and records of New pSivida and its subsidiaries.

Rights of Holders of Shares in the
Company

Rights of Holders of Shares in New pSivida

Takeovers

Takeovers

The Corporations Act restricts the acquisition by any person of a
“relevant interest” in a “voting share” of the Company where, because of a transaction, that person or someone else’s percentage “voting power” in the company increases above 20% (or, where the person’s voting power was already above 20% and below 90%, increases in any way at all).

There is an
exception from these restrictions where the shares are acquired under takeover offers made under the Corporations Act to all shareholders (which must be on the same terms for all shareholders (subject to minor exceptions) and which must comply with the timetable and disclosure requirements of the Corporations Act). The purpose of these provisions is to attempt to ensure that shareholders in the target company have a reasonable and equal opportunity to share in any premium for control and that they are given reasonable time and enough information to assess the merits of the proposal. These provisions will cease to apply to the Company upon implementation of the proposed Reincorporation.

Section 203 of the Delaware General Corporation Law
prohibits New pSivida from engaging in any of a broad range of business combinations. Under this law, if a holder acquires 15% or more of New pSivida’s stock without prior approval of the board of directors, for three years such holder cannot acquire the company through a merger or other combination, sell or pledge 10% or more of New pSivida’s assets, or engage in other identified self-dealing transactions. Such limitations do not apply if either the holder buys at least 85% of New
pSivida’s stock (other than stock owned by directors who are also officers and certain employee stock plans) in a transaction whereby such holder acquires its 15% interest, or the business combination is subsequently approved by the board of directors and two-thirds of the stock held by persons other than such holder.

The
certificate of incorporation in the future may be amended to authorise additional takeover defence mechanisms upon the approval of the holders of a majority of the then issued and outstanding common stock entitled to vote on the amendment. The bylaws in the future may be amended to authorise additional takeover defence mechanisms upon a majority vote by the board of directors, subject to the right of New pSivida shareholders to then repeal any such amendment by an affirmative vote of the holders of not less than a majority of the then issued and outstanding shares of common stock entitled to vote on the repeal.

Rights of Holders of Shares in the Company

Rights of Holders of Shares in New pSivida

Winding Up

Winding Up

The Company’s constitution states that if the Company is wound up the liquidator may, with the sanction of a special resolution, divide the assets among the shareholders in kind and for that purpose fix the value of assets and decide how the division is to be carried out as between shareholders and classes of shareholders and may vest any part of the assets in trustees upon any trusts for the benefit of the shareholders as the liquidator thinks fit.

Delaware law permits the board of directors to
authorise the dissolution of New pSivida if:

•      a majority of the directors in office adopt a resolution to approve dissolution at a board meeting called for that purpose;

•      holders of a
majority of the issued and outstanding shares entitled to vote on the matter adopt a resolution to approve dissolution at a shareholders’ meeting called for that purpose; and

•      a certificate of
dissolution is filed with the Delaware Secretary of State.

Delaware law also permits
shareholders to authorise the dissolution of New pSivida without board action, if

•      all of the shareholders entitled to vote on the matter provide written consent to dissolution; and

•      a certificate of dissolution is filed with the Delaware Secretary of State.

Annexure F

SCHEME MEETING NOTICE

Notice of Court Ordered Scheme Meeting of Shareholders

Notice is given that in accordance with an order of the Federal
Court of Australia (Court) made on 1 May 2008 pursuant to section 411 of the Corporations Act 2001 (Cth) (Corporations Act), a meeting of holders of ordinary shares of pSivida Limited (Company) will be held at 1.00 pm
(AEST) on 6 June 2008 at Stamford Plaza Melbourne, Edinburgh Room, Level 1 West Tower, 111 Little Collins Street, Melbourne Victoria.

Business of
the Scheme Meeting

Resolution

To
consider and, if thought fit, to pass the following resolution:

“That, pursuant to and in accordance with sections 411 and 413 of the Corporations Act, the Scheme, the terms of which are contained in and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting), is approved (with or without modification as approved by the
Federal Court of Australia).”

DATED 2 May 2008

By
order of the Board

Lori Freedman

Company Secretary

F-1

Annexure F—Notice of the Scheme Meeting (Continued)

Explanatory Notes

Glossary

Capitalised terms in this notice not otherwise defined in this notice have the same meaning as set out in the Definitions and Interpretation section of the Information Memorandum.

Requisite Majority

In accordance with section 411(4)(a)(ii) of the Corporations Act, the resolution set out in this notice must be passed at the Scheme Meeting by:

(a)
unless the Court orders otherwise, a majority in number of those Shareholders present and voting on the resolution at the meeting either in person or by proxy, attorney or (in the case of corporate shareholders) by a body corporate representative; and

(b)
at least 75% of the total number of votes cast on the resolution.

The vote will be conducted by poll.

Court approval

The Scheme (with or without modification) is subject to the approval of the Court under section 411(4)(b) and 413(1) of the Corporations Act, and the satisfaction or waiver of the other conditions in the Scheme. If the resolution put to the Scheme Meeting is passed by the requisite majority (described above), the Company intends to apply to the Court for approval of the Scheme.

Who can vote?

All persons registered in the Company’s Share Register as at 1.00 pm (AEST), on 4
June 2008 will be entitled to vote on the resolution set out in this notice.

How to vote

For instructions on how to vote, please see the “How to Vote” section of the Information Memorandum.

Shareholders who are unable to attend and vote at the meeting are entitled to appoint a proxy, who need not be a Shareholder. To appoint a proxy
Shareholders are requested to complete and return the proxy forms accompanying this notice by no later than 1.00 pm (AEST) on 4 June 2008.

Proxy forms may be lodged as follows:

•

deliver the completed proxy form to the Registry at pSivida Limited, c/- Computershare Investor Services Pty Limited, Level 2, 45 St Georges Terrace, Perth,
Western Australia 6000 (during normal business hours);

•

  mail the completed proxy form to pSivida Limited, c/- Computershare Investor Services Pty Limited, GPO Box 2975 Melbourne, Victoria 3001; or

•

fax the completed proxy form to Computershare Investors Services Pty Limited at facsimile number + 61 8 9323 2033,

A Shareholder who is entitled to cast 2 or more votes, may appoint 2 proxies and may specify the proportion or number of votes each proxy is appointed to exercise.

F-2

Annexure G

NOTICE OF EGM

Notice of Extraordinary General Meeting of Shareholders

Notice is given pursuant to section 249H of the Corporations Act
2001 (Cth) (Corporations Act), that an extraordinary general meeting of holders of ordinary shares of pSivida Limited (Company) will be held at 1.30 pm (AEST) on 6 June 2008 at Stamford Plaza Melbourne, Edinburgh Room,
Level 1 West Tower, 111 Little Collins Street, Melbourne Victoria (EGM).

Business of the Extraordinary General Meeting

Resolution

To consider and, if thought fit, to pass
the following resolution:

“That, the New pSivida ESOP, the terms of which are contained in and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) and in the form submitted to the EGM, and, for the purpose of identification, signed by the Chairman of the EGM, is approved.”

DATED 2 May 2008

By order of the Board

Lori Freedman

Company Secretary

G-1

Annexure G—Notice of the Extraordinary General Meeting (Continued)

Explanatory Notes

Glossary

Capitalised terms in this notice not otherwise defined in this notice have the same meaning as set out in the Definitions and Interpretation section of the Information Memorandum.

Requisite Majority

The resolution is an ordinary resolution and will be passed if at least 50% of the votes cast by Shareholders entitled to vote on the resolution (in person, by proxy, attorney or corporate representative) are in favour.

The vote will be conducted by poll.

Court approval

The resolution to approve the New pSivida ESOP is subject to and conditional on approval of the Reincorporation by Shareholders and the
Court.

Approval of the New pSivida ESOP by Shareholders will be considered approval of the New pSivida ESOP for purposes of sections
162(m) and 422 of the Code.

Who can vote?

All persons registered in the Company’s Share Register as at 1.00 pm (AEST), on 4 June 2008 will be entitled to vote on the resolution set out in this notice.

How to vote

For instructions on how to vote, please see the “How to Vote” section of the
Information Memorandum.

Shareholders who are unable to attend and vote at the meeting are entitled to appoint a proxy, who need not be a
Shareholder. To appoint a proxy Shareholders are requested to complete and return the proxy forms accompanying this notice by no later than 1.00 pm (AEST) on 4 June 2008.

Proxy forms may be lodged as follows:

•

deliver the completed proxy form to the Registry at pSivida Limited, c/- Computershare Investor Services Pty Limited, Level 2, 45 St Georges Terrace, Perth,
Western Australia 6000 (during normal business hours);

•

  mail the completed proxy form to pSivida Limited, c/- Computershare Investor Services Pty Limited, GPO Box 242 Melbourne, Victoria 3001; or

•

fax the completed proxy form to Computershare Investors Services Pty Limited at facsimile number + 61 8 9323 2033,

A Shareholder who is entitled to cast 2 or more votes, may appoint 2 proxies and may specify the proportion or number of votes each proxy is appointed to exercise.

G-2

Annexure H

Independent Expert Report

Annexure H

[LOGO] PITCHER PARTNERS

pSivida Limited

Independent Expert Report

30 April 2008

Pitcher Partners Corporate Pty Ltd

Level 19, 15 William Street

Melbourne VIC 3000

pSivida Limited

30 April 2008

The Directors

pSivida Limited

BGC Centre

Level 12, 28 The Esplanade

PERTH WA 6000

Dear Sirs

INDEPENDENT EXPERT REPORT

INTRODUCTION

pSivida Limited (pSivida or the
Company) has proposed to implement a new corporate structure which will result in the Company redomiciling from Australia to the United States as New Psivida, Inc. (New pSivida).

It is proposed that existing shareholders of the Company will become shareholders or holders of CHESS Depositary Interests (CDIs) in New pSivida, and all
assets will be transferred to, and all liabilities will be assumed by New pSivida, whereby holders of options and warrants (options) of the Company will become optionholders in New pSivida. The Company will be deregistered without a winding up, by order of the Federal Court of Australia (Court).

The restructure is to be implemented by the Company through a scheme of arrangement under the Corporations Act 2001 (Corporations Act) that will be proposed to shareholders of the Company (the Scheme).

Under the Scheme, by Court
order, shares of the Company will be transferred to New pSivida in exchange for which New pSivida will issue:

•

CDIs to eligible scheme participants other than the depositary for the Company shares underlying ADSs (the ADS Depositary); and

•

New pSivida shares to the ADS Depositary for distribution to ADS holders.

Shareholders will receive CDIs or New pSivida shares in the same proportion to their existing holdings in the Company. One CDI or New pSivida share will be issued for every 40 shares.

New pSivida will seek a listing on the ASX Limited (ASX) and the official quotation and trading of its CDIs on ASX. The Company will transfer its existing listing to New pSivida on Nasdaq, and the trading of New pSivida shares on Nasdaq. Further, the Company will seek to transfer its existing listing to New pSivida on the Frankfurt Stock Exchange, and the
trading of New pSivida securities on the Frankfurt Stock Exchange.

pSivida Limited

Shareholders not
eligible to participate in the Scheme (Ineligible Foreign Shareholders) will not receive New pSivida shares or CDIs under the Scheme. Instead, Ineligible Foreign Shareholders will have their entitlements sold by a nominee at such a price and on such terms as the nominee determines. The nominee will then distribute the proceeds to the Ineligible Foreign Shareholders.

The Directors of
the Company have requested Pitcher Partners Corporate Pty Ltd (Pitcher Partners Corporate) to prepare an independent expert report advising whether:

•

the Scheme is in the best interests of the shareholders of the Company; and

•

there is any impact of the Scheme on the creditors of the Company (including optionholders).

PURPOSE OF REPORT

The Scheme is to be implemented
under Section 411 of the Corporations Act. Under Section 411, a scheme of arrangement must be approved by a majority in number (i.e. at least 50%) of each class of shareholders present and voting (either in person or by proxy) at the meeting, unless the Court orders otherwise, and shareholders who hold at least 75% of the votes cast (either in person or by proxy) by members of that class on the resolution. If approved by shareholders, the scheme of arrangement is then subject to approval by the Court.

Part 3 of Schedule 8 to the Corporations Regulations prescribes the information to be sent to shareholders in relation to schemes of arrangement pursuant to Section 411. Part 3 of Schedule 8 requires an independent expert report in relation to a scheme of arrangement to be prepared when a party to a scheme of arrangement has a prescribed shareholding in the company subject to the scheme, or where any of its directors are also directors of the company subject to the scheme. In those circumstances, the independent expert report must state whether the scheme of arrangement is in the best interests of shareholders subject to the scheme and must state reasons for that opinion.

Consequently Pitcher Partners Corporate has been appointed
to prepare an independent expert report setting out whether, in its opinion, the Scheme is in the best interests of the shareholders of the Company and to advise as to the impact of the Scheme on the creditors of the Company including the optionholders.

A copy of the detailed report will accompany the Scheme Booklet to be sent by pSivida to its shareholders.

OPINION

In our opinion, the Scheme is in the best
interests of the shareholders. Furthermore, in our opinion the Scheme will not have an adverse impact on the creditors or optionholders of the Company.

The principal factors we have taken into account in forming our opinion are discussed in detail in our report. The above opinion should be considered in conjunction with, and not independently of, the information set out in the remainder of this report, including the appendices, and the Scheme Booklet.

The opinion of Pitcher Partners Corporate is based
on economic, market and other conditions prevailing at the date of this report.

In forming our opinion, we have considered the interests
of pSivida shareholders as a whole. This advice therefore does not consider the financial situation, objectives or needs of individual shareholders. It is not practical or possible to assess the implications of the Scheme on individual shareholders as we do not know their specific circumstances.

The decision of pSivida shareholders as to whether or not to accept the Scheme is a matter for individuals based on, amongst other things, their risk profile, liquidity preference, investment strategy and tax position. In

H-2

pSivida Limited

this regard also, the taxation consequences may vary widely depending on individual circumstances. Individual shareholders should therefore consider the appropriateness of our opinion to their specific circumstances before acting on it. We recommend that individual shareholders consult their financial adviser.

Yours faithfully

PITCHER PARTNERS CORPORATE PTY LTD

Piera Murone

Matthew Pringle

Director

Executive Director

Valuations & Transaction Services

H-3

pSivida Limited

pSivida Limited

1.
OUTLINE OF THE RESTRUCTURE

1.1
Summary of the Restructure

pSivida proposes to
change its “domicile” from Western Australia, Australia to Delaware, United States whilst maintaining a listing on ASX, Nasdaq and the Frankfurt Stock Exchange. The restructure is to be implemented by the Company through a reconstruction scheme of arrangement under Part 5.1 of the Corporations Act.

Under the Scheme, all of the shares will be transferred to New pSivida by order of the Court in exchange for which:

•

  all shareholders other than the ADS Depositary and ineligible foreign shareholders will receive CDIs representing New pSivida shares; and

•

the ADS Depositary, who holds the shares underlying ADSs, will receive New pSivida shares; and

•

  ineligible foreign shareholders will receive proceeds from the sale of New pSivida CDIs, net of any brokerage, taxes or other costs of sale.

Under the Scheme, each shareholder will receive one New pSivida share or CDI for every 40 shares held in pSivida. We understand that the Company has selected this exchange ratio to reduce the number of shares and share equivalents outstanding to a more appropriate level and to attempt to increase the bid price of New pSivida shares to a level satisfactory for both
US and Australian listing (subject to normal market fluctuations).

All of the assets and liabilities of the Company (including the options and the shares held by the Company in its subsidiaries) will be transferred by order of the Court to, and become the assets and liabilities of, New pSivida. As part of this transfer and pursuant to the restructure terms, the options will become options to acquire New pSivida shares or CDIs and will be equitably adjusted so that the number of New pSivida shares and CDIs for which the options are exercisable and the exercise price of the options reflect the restructure’s 1 to 40 share exchange ratio.

Following the above, New pSivida will obtain:

•

listing on the ASX and official quotation and trading of its CDIs on the ASX;

•

listing of New pSivida shares on Nasdaq and trading of its shares on Nasdaq; and

•

  listing of New pSivida securities on the Frankfurt Stock Exchange and trading of its New pSivida securities on the Frankfurt Stock Exchange.

The corporate structures before and after the Scheme are summarised below.

pSivida Limited

Before Scheme

Post Scheme

                                  [FLOW CHART]

pSivida Limited also has two directly held dormant or inactive subsidiaries named pSiNutria Limited (Australia) and pSivida UK Limited (UK), and two
indirectly held dormant or inactive subsidiaries named pSiOncology Pte Limited (Singapore) and pSiNutria UK Limited (UK). pSivida Limited’s interests in these subsidiaries will be transferred across to New pSivida pursuant to the
Reconstruction.

pSivida Limited

1.2
Conditions Precedent

The Scheme must be approved
at a meeting of shareholders by:

•

unless the Court orders otherwise, a majority in number (more than 50%) of the shareholders present and voting at the meeting either in person or by proxy, attorney or (in the case of corporate shareholders) by a body corporate representative; and

•

shareholders who hold at least 75% of the total number of shares voted on the resolution either in person or by proxy, attorney or (in the case of corporate shareholders) by a body corporate representative.

The Scheme must also be approved by the Court, which is expected to consider the Scheme at a hearing on or about 10 June 2008.

All approvals required are set out in more detail in the Implementation
Agreement annexed to the Scheme Booklet. We recommend that shareholders refer to the Implementation Agreement for further details as to the conditions attaching to the Scheme.

1.3
Ineligible Foreign Shareholders

The Company has
proposed that the shareholders whose addresses recorded in the Share Register as outside of Australia, Canada, Jersey, France, Germany, Hong Kong, Ireland, Malaysia, New Zealand, Singapore, Spain, Thailand, the United Kingdom and the US (Ineligible
Foreign Shareholders) will not receive New pSivida shares under the Scheme, unless the Company is satisfied that such shareholders lawfully can be issued New pSivida shares pursuant to the Scheme.

Instead, such Ineligible Foreign Shareholders’ entitlements under the Scheme will be issued to a Nominee. New pSivida will issue to the Nominee for sale on behalf of the Ineligible Foreign Shareholders one CDI for every 40 shares held by them. New pSivida will cause the Nominee to sell those CDIs at such price and on such terms as the Nominee determines. The Nominee will then distribute the proceeds to the Ineligible Foreign Shareholders after deduction of any brokerage, taxes or other costs of sale (such amounts to be paid in AUD).

Ineligible Foreign Shareholders account for less than 0.1% of the total number of shares on issue in the Company at 28 February 2008. If the Scheme proceeds, the Ineligible Foreign Shareholders will have their securities sold on market in accordance with the process described above. As the process only provides one outcome we are unable to determine the price which will be achieved on the sale of shares, and therefore we are unable to determine whether or not the scheme is fair and reasonable to those Ineligible Foreign Shareholders.

2.
INDEPENDENT EXPERT REPORT

2.1
Purpose of the Independent Expert Report

The
Scheme is to be implemented under Section 411 of the Corporations Act. Under Section 411, a scheme of arrangement must be approved by a majority in number (i.e. at least 50%) of each class of shareholders present and voting (either in person or by proxy) at the meeting, unless the Court orders otherwise, and by shareholders who hold at least 75% of the votes cast (either in person or by proxy) by members of that class on the resolution.

Part 3 of Schedule 8 to the Corporations Regulations prescribes the information to be sent to shareholders in relation to schemes of arrangement pursuant to Section 411. Part 3 of Schedule 8 to the Corporations Regulation requires an independent expert report in relation to a scheme of arrangement to be prepared when a party to a scheme of arrangement has a prescribed shareholding in the company subject to the

pSivida Limited

scheme, or where any of its directors are also directors of the company subject to the scheme. In those circumstances, the independent expert report must state whether the scheme of arrangement is in the best interests of shareholders subject to the scheme and must state reasons for that opinion.

The directors of pSivida have engaged Pitcher Partners Corporate to prepare an independent expert report for the shareholders of the Company to assist them in assessing the merits of the Scheme.

A copy of this report will accompany the Scheme Booklet to be sent by pSivida to its shareholders. Specifically, pSivida shareholders are being asked to approve a resolution under Section 411 to implement the Scheme.

This report is general financial product advice only and has been prepared without taking into account the objectives, financial situation or needs of individual shareholders. Because of that, before acting in relation to their investment, shareholders should consider the appropriateness of the advice having regard to their own objectives, financial situation or needs. Shareholders should read the scheme booklet issued by pSivida in relation to the Scheme.

Approval or rejection of the Scheme is a matter for individual shareholders based on their expectations as to value and future market conditions and their particular circumstances including risk profile, liquidity preference, investment strategy, portfolio structure and tax position. Shareholders who are in doubt as to the action they should take should consult their own professional adviser.

Any decision to continue to hold CDIs or shares in New pSivida if the Scheme proceeds is a separate investment decision upon which Pitcher Partners
Corporate does not offer an opinion. Shareholders should consult their own professional adviser in this regard.

2.2
Assessment of Share Scheme

There is no legal
definition of the expression “in the best interests”. However, guidance is provided by the Regulatory Guides issued by the Australian Securities Investment Commission (ASIC), which establish certain guidelines in respect of independent expert reports required under the Corporations Act.

Regulatory Guide 111 Content of expert reports (RG 111) issued by ASIC on
30 October 2007 gives ASIC’s views on how an expert can help security holders make informed decisions about transactions.

RG111
establishes certain guidelines in respect of independent expert’s reports prepared for the purposes of Sections 411, 640 and 703 of the Corporations Act. In respect of a control transaction by scheme of arrangement, RG 111 states that the form of analysis should be substantially the same as for a takeover bid and provide an opinion as to whether the proposal is fair and reasonable.

RG111 defines an offer as being fair if the value of the offer price or consideration is equal to or greater than the value of the securities being the subject of the offer. The comparison must be made assuming 100% ownership of the target and irrespective of whether the consideration is scrip or cash.

RG111 considers an offer to be reasonable if it is fair. It also states that an offer may be reasonable if despite not being fair the expert believes that there are sufficient reasons for security holders to accept the offer in the absence of any higher bid before the close of the offer.

RG111 states that if an expert concludes that a proposal would be fair and reasonable if it was in a form of a takeover bid, it will also be able to conclude that the scheme is in the best interests of the members of the company. If an expert would conclude that the proposal was not fair but reasonable, it is still open to the expert to also conclude that the scheme is in the best interests of the members of the company. If an expert concludes that a scheme proposal is not fair and not reasonable then the expert would conclude that the scheme is not in the best interests of the members of the company.

pSivida Limited

In this case the
Scheme has the same effect as a takeover offer in that all the shares in the Company are being acquired in consideration for securities in New pSivida. In Pitcher Partners Corporate’s opinion, the most appropriate basis on which to evaluate the
Scheme is to assess its overall impact on pSivida shareholders and to form a judgement as to whether the expected benefits outweigh any disadvantages that might result.

In particular, Pitcher Partners Corporate is of the opinion it is not possible to assess the fairness of the Scheme utilising general valuation principles. The directors intend that the financial position and business activities following the Scheme will remain exactly the same as those of the Company prior to the Scheme. Therefore there will be no effective change in the underlying economic interest currently held by shareholders as a result thereof.

Consequently in determining whether the Scheme is in the best interests of shareholders we have had regard to the following:

•

whether the Scheme results in a material change to the relative interest of the shareholders of the Company (fairness); and

•

advantages and disadvantages of the Scheme (reasonableness).

In determining the impact of the Scheme on creditors and optionholders we have had regard to whether the Scheme impacts on the ability of the Company to pay its creditors as and when they fall due and whether the
Scheme results in a material change to the relative interest of the optionholders of the Company.

pSivida Limited

2.3
Current Market Conditions

Our opinion is based on
economic, market and other conditions prevailing at the date of this report. Such conditions can change significantly over relatively short periods of time.

3.
PROFILE OF PSIVIDA

3.1
Background

pSivida was originally incorporated in 1987 under the name Sumich Group Ltd (Sumich). Sumich was however placed under Administration in 1998. In late 2000 Sumich undertook a recapitalisation and restructure after entering into a court approved arrangement with creditors. The Company’s name was changed to pSivida and it entered into the pSiMedica joint venture to develop BioSilicon™ technology.

Significant events since that date are as follows:

Significant Events

2002

  •     Notice of Allowance for BioSilicon™ granted
in the US

  •     New European Patent issued for BioSilicon™

  •     pSiOncology Pte Ltd joint venture established in Singapore between pSiMedica and Singapore General
Hospital

2003

• Australian Patent issued for BioSilicon™

• $6.5 million capital raising

• pSivida granted licence agreement to develop BioSilicon™ diagnostic applications

2004

  •     US patent granted for BioSilicon™ Smart Drug
Delivery

• pSiOncology Pte Ltd successfully completes final pre-clinical trials for BrachySil™

• $21 million placement to US and European institutions

• $6.5 million placement to European funds

• pSivida acquires 100% of pSiMedica (UK)

• Wholly owned spin off company AION Diagnostics Ltd created

2005

• China patent granted for BrachySil™

• US$4.2 million placement to US investors

• US$15 million Subordinated Convertible Debentures placement

• Beijing Med-Pharm licence agreement signed

• Listing on Nasdaq

• Acquisition of Control Delivery Systems Inc (CDS)

pSivida Limited

Significant Events

2006

• Several new Pharma drug delivery agreements

  •     Positive results from Retisert™ long term
trials

• US$4.8 million capital raising through rights issue

  •     BrachySil™ gains regulatory approval to
proceed with clinical trial

• US$6.5 million Subordinated Convertible Debentures placement

• US$2.9 million placement with Australian investors

2007

• Worldwide collaborative research and licence agreement with Pfizer

• Over US$43 million raised from US, Australian and European investors including Pfizer

• Operational restructure and relocation of certain operations to Boston, MA

• Sale of AION Diagnostics for US$3 million

• Completion of recruitment of Phase III Medidur™ FA trial for Diabetic Macular Edema

  •     Completion of recruitment of Phase IIa BrachySil™
trial for pancreatic cancer

• Redemption of convertible notes

2008

• pSiNutria business assets sold to Intrinsiq (UK)

• Positive results from BrachySil trials on pancreatic patients

• Receives first R&D payment from Pfizer

• Amendment of Alimera Sciences agreement relating to Medidur™ FA

Source: Annual Reports and Management

3.2
Operations

The Company is a public limited
liability company incorporated in Australia and subject to the Australian Corporations Act, the ASX Listing Rules, US securities laws and the Nasdaq Marketplace Rules. The Company currently maintains offices in the U.S., the U.K. and Australia.

In Australia, the Company maintains a registered office but no longer has any research operations and has substantially scaled back its administrative operations. The Company has changed its functional currency from Australian Dollars to US Dollars. In the United Kingdom, the Company maintains offices and laboratory space for its pSiMedica subsidiary, which concentrates on developing the BioSilicon technology. In the United States, the Company maintains offices, laboratory space and clean room space for its pSivida Inc. subsidiary, which focuses on developing the Durasert and CODRUG technologies.

3.3
Technology & Products

The Company’s
operations include the development and commercialisation of drug delivery products. The initial product focus has been on the ophthalmology and oncology branches of medicine which relate to diseases of the visual pathways (including the eye, brain, and areas surrounding the eye) and the treatment of tumours (cancer) respectively.

pSivida Limited

The Company develops products that use three key technologies comprising Durasert™, BioSilicon™
and CODRUG™.

The Company seeks to develop these technologies through either internal development and subsequent licensing to development and marketing partners or partnerships with pharmaceutical and biotechnology companies to develop novel and improved formulations of their proprietary drug molecules and therapeutics.

The following table provides general details relating to the patents and patent applications held or applied for by the Company.

Patents

Technology

United States Patents

United States Applications

Foreign Patents

Foreign Applications

Patent Families

Durasert

11

19

38

127

19

BioSilicon

10

18

46

75

24

CODRUG

1

12

6

27

12

Other

1

8

0

2

9

Total

23

57

90

231

64

Source: Management

Durasert™

Durasert technology involves a drug core with one or more surrounding polymer layers. Drugs are released from the core into a specific target site at a pre-determined, controlled rate for periods ranging from days to years.

The Company presently has two FDA approved products that employ the Durasert technology
Vitrasert® and Retisert®. Vitrasert® is used in the treatment of AIDS associated cytomegalovirus infections in the eye. Retisert® is used in the treatment of posterior uveitis, a leading cause of vision loss. Both products, and certain underlying technologies, are licensed to Bausch & Lomb, who also owns the Vitrasert and Retisert trademarks. Under the agreement Bausch & Lomb pays royalties based on net sales subject to an advance royalty agreement entered into by CDS in
June 2005.

Medidur™ FA
is another Durasert technology product being developed. This product is licensed to Alimera Science Inc (Alimera) and is in Phase III clinical trials for treatment of diabetic macular edema. In April 2007, the Company entered a worldwide licence agreement with Pfizer to develop ophthalmic products using the Durasert technology. Under the agreement Pfizer has made investments of US$11.5 million in pSivida (US$5 million in ordinary shares and US$6.5 million in ADSs). The two companies are working together on a joint research program to develop ophthalmic products.

The
license and collaboration agreement with Alimera relating to Medidur™ FA has been amended. Alimera has increased its equity in the future profits of Medidur™ FA from 50% to 80% in exchange for consideration of up to approximately US$78 million to pSivida.

BioSilicon™

BioSilicon technology uses elemental silicon that can be processed to create a “honeycomb” structure of pores, with these pores capable of being filled with various therapeutic agents. The size and shape of the pores determines the rate at which the drug is released and the rate at which “BioSilicon” dissolves in the body.

pSivida Limited

The Company’s lead BioSilicon product candidate, BrachySil™ , has recently completed a Phase IIa clinical trial for pancreatic cancer treatment, and is expected to begin a Phase IIb dose ranging clinical trial shortly. At present the Company is actively seeking licensing partners for BrachySil™.

The Company also has begun research and development of BioSilicon products for use in other applications.

CODRUG™

CODRUG technology allows simultaneous release of two or more identical or different drugs from the same product at the same controlled rate over a predetermined time period, via virtually any delivery method. The Company has synthesized a library of approximately several hundred CODRUG compounds.

3.4
Board & Management

The Company’s
Board of Directors and management currently comprise:

Dr David J Mazzo, Non-executive Chairman

Dr Mazzo most recently served as the President and Chief Executive Officer and as a member of the Board of Directors of Aeterna Zentaris, Inc until April
2008. Prior to joining Aeterna Zentaris, Dr Mazzo served in management positions in several international pharmaceutical companies, most recently as President and Chief Executive Officer of Chugai Pharma USA, the US affiliate of the large Japanese pharmaceutical company, Chugai, a member of the Roche Group. Prior to that he served as Senior Vice President, Global Development Operations at the Schering-Plough Research Institute and as Senior Vice President and Global Head Pharmaceutical
Development at Hoechst Marion Roussel. Dr Mazzo was awarded his B.S. degree in chemistry and B.A. degree in Honors (Interdisciplinary Humanities) from Villanova University and his doctorate degree in analytical chemistry from the University of
Massachusetts, Amherst. He complemented his education in the USA with a position as a research fellow at the Ecole Polytechnique de Lausanne in Switzerland.

Dr Mazzo was appointed Non-Executive Chairman of the Board of Directors on 24 January 2007. Prior to that date, Dr Mazzo was a Non-Executive Director. Dr Mazzo is also a director of NASDAQ-listed Avanir
Pharmaceuticals (appointed 1 August 2005).

Dr Paul Ashton, Managing Director

Dr Ashton was the President, Chief Executive Officer (CEO), and a director of CDS prior to its acquisition by the Company on 30 December 2005. Dr
Ashton was a co-founder of CDS, which was formed in 1991. He served as a member of the board of directors of CDS for many years until CDS’ acquisition by the Company, and as CEO from 1996 until CDS’ acquisition by the Company. Before co-founding CDS, Dr Ashton worked at the University of Kentucky where he was a joint faculty member in the Departments of Ophthalmology and Surgery. He also served on the faculty of Tufts University for four years and worked as a pharmaceutical scientist at Hoffman-La-Roche. Dr Ashton received a BSc (Hons) in chemistry from Durham University, England, and a PhD in pharmaceutical science from the University of Wales and is a visiting professor of Ophthalmology at the University of Kentucky.

Mr Michael Rogers, Non-executive Director

Mr Rogers is the Executive Vice President, Chief Financial Officer and Treasurer of Indevus, a position he has held since joining Indevus in February 1999. From February 1998 to December 1998, Mr Rogers was Executive
Vice President and Chief Financial and Corporate Development Officer at Advanced Health Corporation, a publicly-traded health care information technology company. From July 1995 to November 1997, he was Vice President, Chief Financial Officer and
Treasurer of Autoimmune, Inc., a publicly-traded biopharmaceutical company. From July 1994 to July 1995, Mr Rogers was Vice President, Investment Banking at Lehman Brothers, Inc. From 1990 to 1994, he was associated with PaineWebber, Inc., serving

pSivida Limited

[LOGO] PITCHER PARTNERS

most recently as Vice President, Investment Banking Division. Mr Rogers received an M.B.A. from the Darden School at the University of Virginia and a B.A.
from Union College.

Mr Rogers chairs the Audit Committee and is a designated “audit committee financial expert.”

Dr Katherine Woodthorpe, Non-executive Director

Dr Woodthorpe is the Chief Executive of the Australian Private Equity & Venture Capital Association Limited (AVCAL), a position she has held since December 2006. In addition, Dr Woodthorpe has been Chair of the Antarctic Climate and Ecosystems Cooperative Research Centre since 2002, Director of Insearch Ltd since 2000 and Council Member, University of Technology Sydney since 2004. Prior to AVCAL, she worked as a professional Non-Executive Director and management adviser; her areas of expertise included developing strategies for rapid growth and commercialization of technology products and services.

Ms Lori Freedman, Vice President of Corporate Affairs, General Counsel and Company Secretary

Ms
Freedman was appointed Vice President for Corporate Affairs, General Counsel and Company Secretary of pSivida in May 2006. Prior to her appointment, she served as CDS’ Vice President of Corporate Affairs, General Counsel, and Secretary from
2001 until 23 May 2006. From March 2001 through September 2001, Ms Freedman served as Vice President, Business Development, and Counsel of Macromedia, Inc., a provider of software for creating Internet content and business applications. She served as Vice President, General Counsel, and Secretary of Allaire Corporation, a provider of Internet infrastructure for building business applications, from 1999 until Allaire was acquired by Macromedia in 2001. From May 1998 to December 1998,
she worked for Polaroid Corporation as a Corporate Counsel. Prior to joining Polaroid, Ms Freedman was with the law firm of McDermott, Will & Emery. Ms Freedman received a B.S. in Economics and Psychology from Brandeis University and a J.D. from
Boston University.

Mr Michael Soja, Vice President of Finance and Chief Financial Officer

Mr Soja was appointed Vice President of Finance and CFO of pSivida in May 2006. Prior to his appointment, he served as CDS’ Vice President of Finance and CFO from 2001 until 23 May 2006. From 1974 to 2001, he was employed by XTRA Corporation, a lessor of transportation equipment, serving as Vice President and Chief Financial Officer from 1980 to 2001. Mr Soja received a B.A. in Mathematics from the College of the Holy Cross in 1970, an M.S. in Accounting from Northeastern University in 1971 and an M.B.A. from Babson College in 1978.

Mr Brian Leedman, Vice President of Investor Relations

Mr Leedman is a marketing and communications specialist with more than 10 years experience at Westpac Banking Corporation and Ernst & Young. As the former Group Marketing Manager of Ernst & Young in Perth, Mr Leedman was responsible for building industry relationships, public relations and brand management. Mr Leedman is a Board Member of the Australia Israel Chamber of Commerce and the Perth City Heritage Appeal, where he is also Chair of the Fundraising Committee. Mr Leedman holds a Bachelor of Economics and a Master of Business
Administration from the University of Western Australia.

pSivida Limited

3.5
Historical Financial Performance

Summarised below
is pSivida’s historical financial performance for the years ended 30 June 2006 and 2007, which was extracted from the Company’s Australian Annual Report for the financial year ended 30 June 2007, and for the half-year ended
31 December 2007, which was extracted from the Company’s unaudited Half-Year Financial Report posted on ASX on 21 February 2008, in each case prepared in accordance with AIFRS.

pSivida Financial Performance 2006-2007 and Half-year ended 31 December 2007

2006 (AUD$’000)

2007 (AUD$’000)

31 December 2007 (AUD$’000)

Revenue

1,393

2,282

266

Other Income

581

354

943

Research and development—impairment of intangible assets

—

(94,443
)

—

Research and development—other

(26,620
)

(23,620
)

(8,239
)

Selling, general and administration

(12,628
)

(15,309
)

(5,837
)

Interest and finance cost

(4,544
)

(10,802
)

(347
)

Change in fair value of derivatives

3,408

14,548

6,942

Loss on extinguishment of debt

—

(28,160
)

—

Gain on sale of subsidiary

—

4,844

—

Foreign exchange gain / (loss)

725

302

(114
)

Loss before income tax

(37,686
)

(150,004
)

(6,386
)

Income tax benefit

9,520

27,746

35

Loss for the period

(28,166
)

(122,258
)

(6,351
)

Source: Published AIFRS Financial Statements

pSivida is a global drug delivery company
committed to the biomedical sector and the development of drug delivery products. Retisert® is FDA approved for the treatment of uveitis. Vitrasert® is FDA approved for the treatment of AIDS-related CMV Retinitis. Bausch & Lomb owns the trademarks Vitrasert® and Retisert®. pSivida has licensed the technologies underlying both of these products to Bausch & Lomb. The technology underlying Medidur™ FA for DME (diabetic macular edema) is licensed to Alimera Sciences Inc. and is in Phase III clinical trials. pSivida has a worldwide collaborative research and license agreement with Pfizer Inc. for other ophthalmic applications of the Durasert technology.

pSivida owns the rights to
develop and commercialize a modified form of silicon (porosified or nano-structured silicon) known as BioSilicon™. The most advanced BioSilicon™ product candidate, BrachySil™ delivers a therapeutic, P32 directly to solid tumors and is presently in Phase II clinical trials for the treatment of pancreatic cancer. BrachySil™ recently completed a Phase IIa clinical trial and is expected to begin a Phase IIb dose ranging clinical trial shortly.

pSivida’s intellectual property portfolio consists of 64 patent families, 113 granted patents, including patents accepted for issuance, and over 280 patent applications. pSivida conducts its operations from facilities near Boston in the United States, Malvern in the United Kingdom and Perth in Australia.

There are presently two commercialised products which are licensed to Bausch & Lomb. The Company has various products presently in pre-clinical or clinical trials. It is expected that a number of these products will reach the market in the coming years and are, or will be, licensed to pharmaceutical or drug delivery companies.

pSivida is
listed on NASDAQ (PSDV), the ASX (PSD) and on the Frankfurt Stock Exchange (PSI). pSivida is a founding member of the NASDAQ Health Care Index and the Merrill Lynch Nanotechnology Index.

pSivida Limited

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3.6
Financial Position

Summarised below is
pSivida’s AIFRS balance sheet as at 30 June 2007, which was extracted from the Company’s Australian Annual Report for the financial year ended 30 June 2007, and its balance sheet as at 31 December 2007, which was extracted from the Company’s unaudited Half-Year Financial Report posted on ASX on 21 February 2008.

pSivida’s Balance Sheet as at
30 June 2007 and 31 December 2007

30 June 2007 (AUD$’000)

31 December 2007 (AUD$’000)

Current Assets

Cash and cash equivalents

3,146

11,171

Trade and other receivables

2,957

3,506

Other

605

333

Total Current Asserts

6,708

15,010

Non Current Assets

Property, plant and equipment

603

395

Goodwill

47,757

46,220

Other Intangible assets

46,486

44,254

Total Non Current Assets

94,846

90,869

Total Assets

101,554

105,879

Current Liabilities

Trade and other payables

8,711

8,293

Deferred revenue

419

401

Other financial liabilities

10,444

3,920

Provisions

168

164

Total Current Liabilities

19,742

12,778

Non Current Liabilities

Deferred Revenue

1,586

1,339

Deferred tax liabilities

2,506

2,395

Total Non Current Liabilities

4,092

3,734

Total Liabilities

23,834

16,512

Net Assets

77,720

89,367

Source: Published AIFRS Financial Statements

The main assets of pSivida comprise goodwill, patents and licences as well as in-house research and development.

pSivida Limited

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3.7
Capital structure

As at 31 March 2008,
pSivida had approximately 730.5 million fully paid ordinary shares on issue and approximately 466 million unlisted options on issue. We note that in the annual report of the Company for the year ended 30 June 2007 it stated that there were no substantial shareholders who had notified the Company in accordance with section 671B of the Corporations Act. We have been advised by the Company that this statement is also correct as at the date of this report.

The top 20 shareholders of record at that date as advised by pSivida were as follows:

pSivida Top 20 Shareholders

Shareholder

Shares

% held

ANZ Nominees Ltd

413,107,374

56.6
%

Qinetiq Ltd

35,699,629

4.9
%

HSBC Custody Nominees (Australia) Ltd

33,950,136

4.6
%

Pfizer Inc

22,483,748

3.1
%

Citicorp Nominees Pty Ltd

16,498,918

2.3
%

Castlerigg Master Investments Ltd

13,630,128

1.9
%

National Nominees Ltd

7,616,780

1.0
%

Absolute Return Europe Fund

4,000,000

0.6
%

JP Morgan Nominees Australia Ltd

3,836,000

0.5
%

Prof Leigh Canham

3,730,000

0.5
%

Merrill Lynch (Australia) Nominees Pty Ltd

3,512,428

0.5
%

Fiori Pty Ltd

3,215,986

0.4
%

Morgrae Pty Ltd

3,200,000

0.4
%

Mr Richard Smith & Mrs Joan Simpson

3,000,000

0.4
%

Cloisters Securities Pty Ltd

2,618,212

0.4
%

Mr Roger Aston

1,749,228

0.2
%

Nelcan Pty Ltd

1,700,000

0.2
%

SGH Technology Ventures Pte Ltd

1,629,752

0.2
%

Mr Loriano Ernest Barichello

1,490,541

0.2
%

Mr Peter Ka Ning Chin

1,440,000

0.2
%

Total

578,108,860

79.1
%

Source: Management

pSivida Limited

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pSivida’s top 20
shareholders of record account for approximately 79% of its current issued capital. However, of this amount, approximately 57% is held by ANZ Nominees Limited (ANZ). The ADS Depositary holds its shares through ANZ on behalf of pSivida’s many
ADS holders. These account for approximately 388 million of the shares held by ANZ, or approximately 53% of the total shares issued. Of these, the main shareholders are as follows:

ADS Holders

ADS Holders

*Shares

% Total Shares

CEDE & Co (held beneficially)**

345,332,330

47.3
%

Paul Ashton

16,992,810

2.3
%

Stanley Morgan

10,511,830

1.4
%

Michael Soja

2,760,460

0.4
%

Lori Freedman

2,592,320

0.4
%

Other ADS holders

9,338,400

1.3
%

Total

387,528,150

53.1
%

Source: Management

*
represents 10 shares for every 1 ADS ** Cede & Co is the nominee for The Depository Trust Company, a large clearing house that holds securities of record in its name for banks, brokers and institutions.

The distribution of shareholders of record in pSivida as at 31 March 2008 was as follows:

pSivida Distribution of Shareholders

Size of Holding

No. of Registered Holders

No. of Shares

% of Issued Capital

1 – 1,000

500

246,350

0.03

1,001 – 5,000

829

2,605,418

0.36

5,001 – 10,000

609

5,103,349

0.70

10,001 – 100,000

1,300

49,790,411

6.81

100,001 – and over

311

672,773,247

92.10

730,518,575

100.00

Source: Management

pSivida Limited

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Volumes traded over
the last two financial years to 30 June 2007 have been summarised below.

pSivida Shares—Volume Traded

Period

Volume Traded (‘000s)

Issued Capital (‘000s)

Weighted Average Shares (‘000s)

Turnover Based on Weighted Average Shares

Year ended 30 June 2006

ASX

112,271

Nasdaq*

18,814

Frankfurt Stock Exchange

55,267

Total FY2006

186,352

397,036

305,883

60.9
%

Year ended 30 June 2007

ASX

332,036

Nasdaq*

270,173

Frankfurt Stock Exchange

65,737

Total FY2007

667,946

565,951

447,982

149.1
%

Source: Bloomberg & Financial Statements

*
represents 10 shares for every 1 ADS traded

Year
to date to 31 March 2008 approximately 450 million shares have traded, comprising 165 million through the ASX, 212 million through the Nasdaq and 73 million through the Frankfurt Stock Exchange.

In addition to the shares, pSivida has approximately 466 million options on issue. The options have no voting or dividend rights. The options have various exercise prices, each substantially above the current share price, with expiry dates ranging from 5 August 2008 to 30 September 2012. The table below shows the options on issue as at the date of the report:

pSivida Options on Issue

No. of Options

Exercise Price

Expiry Date

2,050,000

$1.09

5 August 2008

1,330,000

US$1.25

9 September 2008

115,000

$0.80

31 December 2008

7,250,611

$1.18

5 August 2009

352,280

US$0.2271

25 August 2009

352,280

US$0.3406

12 November 2009

1,848,500

$0.80

31 March 2010

200,000

$1.02

22 April 2010

2,250,000

$0.92

30 September 2010

28,661,537

$0.26

31 December 2010

100,088,264

$0.23

22 February 2011

20,448,353

$0.2695

5 April 2011

57,000,000

US$0.18

14 September 2011

29,250,010

US$0.20

26 September 2011

5,000,000

US$0.20

26 September 2011

1,150,000

$0.325

30 September 2011

6,338,030

US$0.72

15 November 2011

15,000,000

US$0.20

29 December 2011

40,000,000

US$0.20

15 May 2012

pSivida Limited

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No. of Options

Exercise Price

Expiry Date

40,000,000

US$0.157

15 May 2012

10,000,000

US$0.195

15 May 2012

23,413,470

US$0.121

15 May 2012

38,648,400

US$0.165

5 July 2012

21,840,000

US$0.165

13 July 2012

8,219,178

$0.192

19 July 2012

5,450,000

$0.1375

30 September 2012

Source: Management

The top 20 optionholders as at 31 March 2008 are as follows:

pSivida Top 20 Optionholders

Optionholder

Options

% held

Castlerigg Master Investments Ltd

198,566,564

42.59
%

Pfizer, Inc.

20,800,000

4.46
%

Midsummer Investment Ltd.

20,330,294

4.36
%

Absolute Octane Master Fund Limited

20,046,538

4.32
%

Niako Investments Pty Ltd

20,000,000

4.29
%

European Catalyst Fund Limited

13,500,000

2.90
%

Camofi Master LDC

13,290,294

2.85
%

Australian IT Investments Limited

8,945,780

1.92
%

Crescent International Ltd

8,806,838

1.89
%

ORBIS Investment Management (Australia) Pty Limited

8,219,178

1.76
%

Capital Ventures International

5,481,746

1.18
%

Gavin Rezos

4,971,799

1.07
%

DKR Soundshore Oasis Holding Fund Ltd.

3,852,990

0.83
%

Alpha Capital

3,322,573

0.71
%

Credit Suisse Securities (USA) LLC

3,200,000

0.69
%

Southridge Capital Management LLP

3,200,000

0.69
%

Andrew S. Reckles

2,752,136

0.59
%

Truk Opportunity Fund LLC

2,752,000

0.59
%

Dr L Elbert

2,600,000

0.56
%

Jennifer Grice

2,500,000

0.54
%

Total

367,138,730

78.74
%

Source: Management

pSivida Limited

3.8
pSivida Share Price Performance

The share price of
pSivida on ASX over the 12 months to 31 March 2008 was as follows:

Share Price

Period

Low ($AUD)

High ($AUD)

Close ($AUD)

VWAP* ($AUD)

1 month to 31 March 2008

0.07

0.10

0.08

0.08

3 months to 31 March 2008

0.07

0.11

0.08

0.08

6 months to 31 March 2008

0.07

0.14

0.08

0.09

12 months to 31 March 2008

0.07

0.34

0.08

0.16

Source: Bloomberg

*
Volume-Weighted Average Price—the ratio of the value traded to total volume traded over the defined period of time.

pSivida’s daily share price and daily volume on the ASX over the period is depicted in the chart below. Note that these values do not take account of any trading on the Nasdaq or Frankfurt Stock Exchange.

pSivida Limited

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The share price of
pSivida has declined over the twelve month period reflected in the chart above. This compares to the performance of the all ordinaries and pharmaceutical and biotech indices as follows:

In the period April 2007 to July 2007 the share price of the Company declined compared to a fairly stable performance by the ASX All Ordinaries and the Healthcare and Biotech industry. From there after, the Company’s performance has tended to trend the ASX All Ordinaries. Key circumstances and events which may have impacted on the share price of
pSivida over the period are summarised below:

•

possible deteriorating investor confidence;

•

additional capital raising transactions in February, April and July 2007 having a significant dilutive effect (issuance of 277,992,530 shares and of options to purchase the equivalent of 189,244,195 shares);

•

  a convertible note amendment that included an option issuance with a dilutive effect (issuance of options to purchase the equivalent of 113,413,470 shares);

•

  substantial write down of intangible assets under AIFRS due to reduced expectation of future product sales of
Retisert® and BrachySil™; and

•

general market conditions.

pSivida Limited

4.
DELAWARE INCORPORATION

If the Scheme is approved,
shareholder rights will be governed by Delaware law, US federal securities laws and the listing rules of the Nasdaq, ASX and Frankfurt Stock Exchange.

The State of Delaware claims to have more than 50% of US publicly traded companies and 60% of the Fortune 500 companies incorporated in their state. The popularity of the State is said to be due to its modern and flexible corporate laws, the Court of Chancery and a business friendly State Government. In particular due to the large number of major corporations incorporated in Delaware, the courts are very experienced in the application of corporate law. Cases before the Court of Chancery are heard by judges alone as there are no juries.

A comparison of the material differences between the rights
of holders of shares under Delaware and Australian incorporation are detailed in Annexure E to the Information Memorandum. We have consulted with independent legal counsel, DLA Phillips Fox, who have undertaken a review of Annexure E and have confirmed to us that Annexure E of the Information Memorandum is a fair summary of what it purports to summarise with respect to the rights of holders of shares in the Company to the rights of holders of shares in New pSivida.

We have summarised the differences considered most relevant to shareholders below.

Dividends

Dividends can be paid out
of (i) the surplus of the company, which is defined to be the company’s net assets less statutory capital; or (ii) if no surplus exists, out of the net profits of the company for the first fiscal year in which the dividend is declared and/or the preceding fiscal year. Under Australian law, dividends can only be paid out of the company’s distributable profits.

General Meetings

Delaware law requires shareholders to be given notice not less than 10 days and not more than 60 days prior to the date of the meeting. Under Australian law notice must be given at least 28 days before the date of the meeting; and

Under
Australian law the Directors are required to call a general meeting when requested to do so by at least 5% of the ordinary voting rights, or 100 shareholders. Shareholders in Delaware do not have this right to call meetings.

Takeovers

Australian law places
restrictions on a person acquiring interests in a company when that person’s voting power increases from below 20% to above 20%. Generally, without shareholder approval, such acquisitions are restricted to 3% increments in any six month period without making a formal takeover offer for the company.

Under Delaware law, if an acquirer buys 15% or more of a company’s stock without prior approval of the company’s board, for three years, the acquirer may not acquire the company through the merger or other business combination, sell or pledge 10% or more of the company’s assets, or engage in other identified self-dealing transactions. These limitations do not apply if either the acquirer buys at least 85% of the target’s stock (other than stock owned by Directors who are also officers and certain employee stock plans) in the transaction in which the acquirer acquires its 15% interest, or at or after such time when the acquirer is approved by the target’s board and two-thirds of the stock held by persons other than the acquirer.

pSivida Limited

Delaware law does
permit a broader range of defensive mechanisms than is currently permitted under Australian law. Amongst other things these include:

•

  adoption of a stockholders right plan (referred to as the “poison pill”), which can be used to block a bidder acquiring all or part of the shares in the company; and

•

issuance of stock to “friendly hands” that contain disproportionate or blocking voting rights.

In some circumstances bidders can make partial offers for a fixed number of shares from each shareholder, which may result in minority shareholders parting with a higher percentage of their holding. There are no such provisions in Australia.

Directors

Under Australian law a director can be removed at any time by shareholders passing a resolution at a general meeting. The resolution must be passed by the majority of the votes cast by shareholders attending. Under Delaware law, a director may also be removed with or without cause by vote of a majority of the outstanding shares.

Delaware law allows directors to issue shares with preferential voting, dividend and other rights without the approval of shareholders, as printed in the certificate of incorporation. In Australia, shareholder approval is generally required for reductions in capital and share buy backs.

Shareholder Protection

Under Australian law any shareholder can bring an action in cases of conduct which is either contrary to the interests of shareholders as a whole, or oppressive to, unfairly prejudicial to, or unfairly discriminatory against, any shareholders in their capacity as a shareholder, or themselves in a capacity other than as a shareholder. There are no equivalent statutory provisions under Delaware law. However, shareholders can bring actions against directors for breach of fiduciary duties.

Right to Inspect Corporation Books and Records

Under Delaware law, any shareholder may inspect the
books and records of a company upon making a written demand under oath stating a purpose reasonably related to the person’s interest as a stockholder. Under Australian law the shareholder must obtain a court order to access the books and records of a company.

5.
ASSESSMENT OF THE SCHEME

5.1
Overview

As stated in section 2.2 of this report,
there is no legal definition of the expression “in the best interests”. However, guidance is provided by the Regulatory Guides issued by ASIC, which establish certain guidelines in respect of independent expert reports required under the
Corporations Act.

RG 111 issued by ASIC on 30 October 2007 gives ASIC’s views on how an expert can help security holders make informed decisions about transactions.

RG111 establishes certain guidelines in respect of independent expert’s reports prepared for the purposes of Sections 411, 640 and 703 of the Corporations Act. In respect of control transaction by scheme of arrangement, RG 111 states that the form of analysis should be substantially the same as for a takeover bid and provide an opinion as to whether the proposal is fair and reasonable.

pSivida Limited

RG111 defines an offer
as being fair if the value of the offer price or consideration is equal to or greater than the value of the securities being the subject of the offer. The comparison must be made assuming 100% ownership of the target and irrespective of whether the consideration is scrip or cash.

RG111 considers an offer to be reasonable if it is fair. It also states that an offer may be reasonable if despite not being fair the expert believes that there are sufficient reasons for security holders to accept the offer in the absence of any higher bid before the close of the offer.

RG111 states that if an expert concludes that a proposal would be fair and reasonable if it was in a form of a takeover bid, it will also be able to conclude that the scheme is in the best interests of the members of the company. If an expert would conclude that the proposal was not fair but reasonable, it is still open to the expert to also conclude that the scheme is in the best interests of the members of the company. If an expert concludes that a scheme proposal is not fair and not reasonable then the expert would conclude that the scheme is not in the best interests of the members of the company.

In this case, the effect of the Scheme is that all the shares in the Company are being acquired in consideration for securities in New pSivida. In Pitcher
Partners Corporate’s opinion, the most appropriate basis on which to evaluate the Scheme is to assess its overall impact on pSivida shareholders and to form a judgement as to whether the expected benefits outweigh any disadvantages that might result.

In particular, Pitcher Partners Corporate is of the opinion it is not possible to assess the fairness of the Scheme utilising general valuation principles. The effect of the Scheme is that the assets, liabilities and proforma financial position of New pSivida immediately following the implementation of the Scheme will remain the same as those of the Company immediately prior to the Scheme. There will be no change in control or in the underlying economic interests currently held by shareholders as a result thereof.

Consequently in determining whether the Scheme is in the best interests of shareholders, we have had regard to the following:

•

whether the Scheme results in a material change to the relative interest of the shareholders (fairness); and

•

advantages and disadvantages of the Scheme (reasonableness).

In determining the impact of the Scheme on creditors and optionholders we have had regard to whether the Scheme impacts on the ability of the Company to pay its creditors as and when they fall due and whether the
Scheme results in a material change to the relative interest of the optionholders of the Company.

5.2
Relative Interest of Shareholders of the Company

Our review of the Scheme identified that the only material change resulting from the proposed restructure is the domicile of the Company. The business of New pSivida will be conducted largely in the same manner as the business of the
Company is currently conducted. New pSivida’s proforma financial position immediately after the implementation of the Scheme is expected to be the same as that of the Company immediately before the implementation of the Scheme.

The costs of operations (and particularly of employee salaries) are generally higher in the United States than in Australia. However, the Company already has US operations, and expects to continue expanding its US operations as it pursues its corporate strategy, regardless of the reconstruction.

Therefore, the Board does not expect the Scheme to result in increased ongoing costs of operations, although ongoing costs of operations may increase as a result of a variety of additional factors unrelated to the reconstruction.

pSivida Limited

Having regard to the
above we are of the opinion that the relative interests of the shareholders of the Company is unlikely to be materially different following the implementation of the Scheme to that prior to the Scheme. Accordingly we consider the Scheme to be fair to the shareholders.

5.3
Advantages & Disadvantages

In assessing
the reasonableness of the Scheme, we have had regard to the advantages and disadvantages as follows:

Advantages

Easier to obtain equity funds from strategic partners

Most of pSivida’s potential US strategic partners are not familiar with Australian corporate law and would prefer to hold shares (rather than ADSs) in pSivida that they can trade in the
US markets. ADSs are a less favourable investment option because of the depositary fees for holders associated with owning ADSs which are not payable on CDIs. Further, most of pSivida’s potential partners are more familiar with US corporate laws, given the status of the US as the world’s largest healthcare market. Incorporation in the US should make it easier to obtain equity funds from strategic partners.

Simplification of compliance process

The Company complies with the securities laws applicable to domestic issuers in Australia as well as those securities laws applicable to domestic issuers in the United States, even though it is only incorporated in Australia. It is complex to seek to reconcile two different and inconsistent securities regimes. Reincorporating in the US would permit the Company to comply only with the securities laws applicable to US domestic issuers and to be a foreign issuer in Australia. Among other things, the Company would therefore only prepare financial statements in accordance with US GAAP.

Senior Management focused on Growing the Business

The Company’s senior management is located in the United States. These members of management are less familiar with the requirements of being an Australian company. Aligning the corporate structure of the Company with its operating structure and reducing the complexity of the legal, accounting and securities exchange regulatory framework in which the Company operates would provide management with greater time and resources to grow the business rather than attend to legal and accounting compliance requirements.

Enhance US- based demand for the Company’s securities

New pSivida’s primary listing after completion of the Scheme will be on Nasdaq in the United States. The US capital market is the largest in the world in terms of market capitalization and trading volume, and the Company listed its ADSs on Nasdaq to seek to capture this opportunity to maximize value for shareholders. While the Company has maintained this secondary listing on Nasdaq for its ADSs, the Company believes that listing common shares on Nasdaq rather than ADSs should result in increased demand for, and liquidity of, Company securities in the US markets. ADSs are a less favourable investment option for US holders than common shares because ADS holders must pay depositary fees to the ADS Depositary, while holders of common shares and CDIs do not have to pay depositary fees. In addition, certain US investors may only be able, and many US investors prefer, to invest directly in US companies. Primary listing on

pSivida Limited

Advantages

Nasdaq should also provide the Company with opportunities for increased analyst coverage, potentially resulting in increased exposure and interest in the Company.

Continue strong connection with Australian investor community

The Australian investment community is very important to the success of the Company. The Company, therefore, has structured the Scheme to permit the Company to continue to maintain strong connections with the Australian investor community and minimize the Scheme’s impact on those investors. New pSivida will list on ASX, and its CDIs will trade on ASX. Following the Scheme, Australian investors will be able to trade CDIs in substantially the same way as they currently trade their shares in the Company. The Company plans to continue to base its investor relations functions in Australia following the Scheme.

Reduce ongoing compliance costs

Because the Company is presently incorporated in Western Australia, the Company must prepare financial statements in accordance with AIFRS.
However, because of the Company’s substantial presence in the United States, the Company also must prepare financial statements in accordance with US GAAP. Preparation of two different sets of financial statements is costly. Following the
Scheme, the Company would only have to prepare one set of financial statements in accordance with US GAAP. The Company believes, therefore, that the Scheme would reduce the Company’s audit and audit related service fees for financial statements and ongoing compliance by US$650,000 for financial year 2009 as compared to what such fees would otherwise be if the Scheme is not implemented.

The Scheme would also simplify the Company’s other regulatory compliance obligations. Australian law and US securities law each currently treat the Company as a domestic company. Although New pSivida will remain subject to laws applicable to Australian registered foreign companies and will continue to be listed on ASX and the Frankfurt Stock Exchange, New pSivida will be treated as a domestic company in only one jurisdiction following the Scheme. This will align the Company’s regulatory structure in the United States where substantially all of its operations are located.

Continue engagement of Deloitte Touche Tohmatsu, the Company’s independent auditor

The successful implementation of the Scheme should enable New pSivida to retain the Company’s independent auditor. Primarily because the
Company is incorporated in Australia whilst most of its assets and operations are located in the United States and because the Company is now required to file annual audited and interim unaudited financial reports in the United States in compliance with US auditing standards in addition to in compliance with Australian securities regulation, the Company’s independent auditor has indicated that, unless the Scheme is approved, it will seek ASIC’s consent to resign as the Company’s
Australian statutory auditor at the 2008 annual general meeting and could earlier cease its role with respect to the Company’s US reporting and auditing requirements.

If the Company is not reincorporated and its independent auditor resigns, the Company believes that it would be difficult to engage a replacement

pSivida Limited

Advantages

independent auditor because any potential replacement independent auditor would assess the Company as a client in the same manner as Deloitte
Touche Tohmatsu. In particular, the Company believes that it would be difficult to engage a replacement independent auditor because (i) the Company is required to have its financial statements audited both in accordance with AIFRS presented in A$
and in accordance with US GAAP presented in US$$ (ii) substantially all of the Company’s assets and operations are located outside of Australia while the Company is incorporated in Australia, and (iii) the Company is regulated as a domestic issuer under both Australian and US securities laws and under ASX and NASDAQ rules.

Under applicable laws and listing requirements, the Company’s annual financial statements must be audited, and its interim unaudited financial statements must be reviewed, by an independent auditor. Therefore, unless the Scheme is approved, the Company expects that it could be unable to meet these requirements, beginning with its financial statements for the quarter ending 30 September 2008. If the Company cannot issue its financial statements on a timely basis, the
Company will violate regulatory requirements and ultimately be de- listed from ASX, Nasdaq and the Frankfurt Stock Exchange, and will breach contractual agreements related to its outstanding registration statements for the issuance and resale of securities, resulting in potentially significant cash penalties.

Eliminate depositary fees paid by ADS Holders without creating depositary fees for CDI holders

Following the Scheme, New pSivida shares rather than Company ADSs will be listed on Nasdaq. As a result, holders will no longer be required to pay ADS depositary fees, including annual maintenance fees and transfer fees. Fees incurred by ADS holders totalled approximately US$900,000 for the two years ended February 2008. CDI holders will not be required to pay depositary fees in respect of their CDIs.

Disadvantages

Enforcement of applicable corporate laws for Australian resident Shareholders

At present, Australian resident Shareholders may take action to enforce provisions of the Company’s constitution or Australian corporations law as they relate to the Company in
Australian courts. After the Scheme, the applicable corporate law governing New pSivida’s corporate actions will be Delaware law. New pSivida will submit to the jurisdiction of the Australian courts as a result of having become a registered foreign company under the Corporations Act, but there is no guarantee that an Australian court will be willing, or regard itself as properly placed, to hear actions under Delaware law.

Differences between Australian and US corporations and securities laws

There are differences between the law for corporations in Australia, where the Company is incorporated, to the law for corporations in Delaware and the US, where New pSivida is incorporated.
Some of the differences could be viewed as advantageous to shareholders, while others could be viewed as disadvantageous to shareholders. In particular, the Company, as a domestic Australian listed company, is subject to the takeover provisions of the Corporations Act that are designed to protect minority shareholders on a change of control and to restrict the Board’s ability to take defensive steps that could impact competition for control of the Company. Delaware law provides different protections.

pSivida Limited

Disadvantages

Delaware law also allows New pSivida’s board of directors to implement takeover defences that the Company is not permitted to implement under Australian law.

Demand for Company securities in the Australian market

New pSivida will list on ASX, and Australian investors will have the opportunity to continue to invest in New pSivida and trade CDIs on ASX. However, it is possible that the need to invest in
CDIs in order to trade on ASX, or in a US company, may result in reduced demand for, and liquidity of, Company securities in the Australian market.

Market value of New pSivida

The Board has been advised that the share exchange ratio will result in a more appropriate number of outstanding shares, which it expects will benefit the Company and shareholders in the long term. In addition, the Board had adopted an exchange ratio designed to meet the minimum price requirements of Nasdaq and ASX and maintain the Company’s listings on those exchanges. The Board believes those listings are critical to shareholders, brokers and other investment professionals. However, the Board is unable to predict the trading value of a New pSivida share or CDI following the Scheme, and, as a result, the corresponding market value of New pSivida.

In addition to the above we have considered the following additional factors.

Delaware v Australian Laws

As a
result of the restructure the Company will reincorporate in Delaware and will be subject to US laws which differ from Australian laws. A comparison of the US and Australian regulatory regimes as set out in Annexure E to the Information Memorandum
reveals that, as expected, differences do exist between those regimes. Some of those differences are advantageous to shareholders however some are also disadvantageous to shareholders.

Whilst we note, based on our consultation with our legal advisers, that US corporate regulatory requirements offer a different level of protection
(arguably a lesser level of protection) to minority shareholders when compared to that afforded to them by Australian laws, in our view it is not possible to quantify the disadvantage. In our opinion it is too difficult to quantify the full effect of the jurisdictional disadvantages due to the varying nature of each transaction and the individual shareholder’s circumstances.

Exchange Rate Movements

It may be perceived following the restructure that the securities are effectively a US security being traded on an Australian Exchange. Consequently, the share price on the ASX and Frankfurt Stock Exchange will incorporate the exchange rate differences between the countries. As exchange rates may increase or decrease materially over short periods of time, non US investors will be affected by exchange rate movements.

Annual Meeting

New pSivida intends initially to hold its annual meeting in Australia, but New pSivida in the future may hold annual meetings in Australia, the United
States or elsewhere.

Corporate Governance

The Scheme will not have any material effect on the Company’s corporate governance regime. The Board and its various committees of Directors, the charters of the Board and its committees and the Company’s corporate policies as a whole already comply with the requirements of the ASX Listing Rules, the Nasdaq

pSivida Limited

Marketplace Rules and US securities laws. New pSivida expects to continue to apply the Company’s corporate governance policies and procedures in all material respects following the Scheme.

Dividends and Franking Credits

The Company has never declared or paid any cash dividends on shares, and the Board does not anticipate that New pSivida will pay any cash dividends in the foreseeable future. Further, any dividends paid by the Company would likely be derived from foreign income and, therefore, would not be frankable. However, the Scheme will eliminate the possibility that Australian shareholders could receive dividends as franked.

Taxation Implications

The Scheme may have a taxation impact on shareholders and those taxation impacts will be different for shareholders depending on their own individual taxation circumstances. We strongly recommend that shareholders seek their own independent taxation advice in relation to the specific taxation impacts of the Scheme to their own taxation position.

The
taxation implications for shareholders are provided by the Company in section 9 of the Information Memorandum and should be read in full by the shareholders. We have provided a summary of Section 9 of the Information Memorandum as set out
below.

•

Australian Capital Gains Tax

Australian shareholders holding shares on capital account and acquired after 19 September 1985 (post CGT assets) may potentially derive a capital gain from the transfer of shares if the market value of New pSivida shares received is greater than the cost base of the shares. Shareholders with a net capital gain, may potentially (depending on your specific circumstances) be able to reduce their CGT liability through scrip for scrip rollover relief. The Australian Taxation Office is expected to issue a class ruling which sets out the operation of the scrip for scrip rollover relief provisions in the present case. If the scrip for scrip rollover is not chosen, shareholders may be eligible for a 50% discount on the amount of any capital gains.

The above should also broadly apply to Australian companies, however, the 50% discount will not be available to the companies. The above should broadly apply to Australian complying superannuation funds holding the shares on capital account. However, the discount percentage for capital gains will be 33 1/3% (and not 50%).

Any gain on shares held by Australian individuals on revenue account may be taxable as ordinary income. However, shareholders will not be able to claim scrip for scrip rollover relief in respect of any revenue gain, nor will shareholders be eligible for the 50% discount on the amount of taxable capital gains. These comments should broadly apply to Australian companies holding the shares on revenue account also.

•

Future dividends received by Australian resident shareholders

Generally shareholders will be subject to Australian income tax on any dividends paid by New pSivida. Shareholders may be liable to pay foreign tax (such as US withholding tax) in respect of any dividends received from New pSivida. However, from 1 July 2008, shareholders may be entitled (provided certain conditions are satisfied) under the new foreign income tax offset rules to a non-refundable tax offset for foreign income tax paid on an amount included in assessable income.

•

Non-resident Shareholders

Provided
that the shares are not “taxable Australian property”, non-resident shareholders should generally not be subject to tax under Australia’s CGT rules on any capital gains from the disposal of shares held on capital account. Nor should shareholders generally be able to claim any capital losses from the disposal of those shares.

pSivida Limited

Australian sourced
gains from the transfer of shares may be taxable as ordinary income and losses from the transfer of shares may be deductible if shareholders are in the business of trading in shares or otherwise hold the shares on revenue account, or if shareholders hold the shares as trading stock. However, the Australian sourced gains may not be subject to tax in Australia if shareholders are a resident of a country with which Australia has a tax treaty, and provided the gain is not attributable to the shareholders Australian permanent establishment.

Dividends received from New pSivida by non-resident shareholders should not be subject to
Australian income tax providing the profits out of which dividends are paid are not sourced in Australia.

•

Foreign Investment Fund Rules

The
Scheme may result in Australian shareholders holding interests in a foreign company that may be subject to Australia’s foreign investment fund (FIF) rules. Very broadly, those shareholders may be taxed annually on an “accruals” basis on income deemed to have been earned by the foreign company. Certain entities such as complying superannuation funds and investments may be subject to concessional treatment.

•

US Tax Implications of the Reincorporation for US Participants

For US federal income tax purposes, the Company intends for the Scheme to be treated as a “reorganization”. If, contrary to the Company’s position, the Reincorporation is not treated as a reorganization, US Participants generally would be subject to taxation on the disposition of their shares according to the general tax treatment with respect to the sale or other taxable disposition of New pSivida shares. If the Scheme qualifies as a reorganization, a US Participant will be required to recognise gain but not loss on the receipt of New pSivida shares in exchange for their shares of the Company, unless certain conditions are satisfied as described in Section 9.2
(a) (i) of the Information Memorandum.

If distributions are made on New pSivida shares, such distributions generally will constitute dividends to the extent paid from current or accumulated earnings and profits. For individuals, dividends generally are taxed at a maximum rate of 35%. Certain dividends paid before 2011 to non-corporate US Participants may be eligible for a reduced rate of tax. Dividends paid on New pSivida Shares to corporate US Participants may be eligible for the dividends received deduction. If a distribution exceeds the current and accumulated earnings and profits of New pSivida, the excess will be treated as a tax-free return of the US Participant’s investment, up to the amount of such holder’s adjusted tax basis in New pSivida shares. Any remaining excess will generally be treated as capital gain, subject to the tax treatment described below.

Upon the sale or other taxable disposition of New pSivida shares, the US Participant will recognise capital gain or loss in an amount equal to the difference between the amount realised on the disposition and such US Participant’s adjusted tax basis in the New pSivida shares. Such gain or loss will be long-term capital gain or loss if such US
Participant’s holding period in the New pSivida shares is more than one year. Long-term capital gain is eligible for preferential rates for individuals and certain other non-corporate taxpayers. The deductibility of capital losses is subject to limitation.

•

US tax consequences for Non-US Participants

The Scheme will generally not have any US federal income tax consequences to a Non-US Participant, although in certain cases Non-US Participants may be subject to taxation on the disposition of their shares according to the general tax treatment described in section 9.2(b)(ii) of the Information Memorandum.

If distributions are made on New pSivida shares, such
distributions generally will constitute dividends for US federal income tax purposes to the extent paid from current or accumulated earnings and profits,

pSivida Limited

as determined under US federal income tax principles. A Non-US Participant will generally be subject to US withholding tax on any dividends paid. Such tax is imposed at a rate of 30% of the gross amount of the dividend, or, if the Non-US Participant is eligible, such lower rate as may be specified under an applicable income tax treaty.

Upon the sale, exchange or other taxable disposition of New pSivida shares, a Non-US Participant generally will not be subject to US federal income tax or withholding tax unless they satisfy certain requirements as detailed in Section 9.2 (b) (ii) of the Information Memorandum.

•

US tax consequences for the Company and New pSivida

In general, if the Scheme qualifies as a reorganisation, no gain or loss for US federal income tax purposes will be recognised by the Company or by New pSivida, and New pSivida will succeed to and take into account various tax attributes of the Company, subject to a variety of conditions and limitations. Under applicable Treasury Regulations, New pSivida will not take into account for US federal income tax purposes any net operating loss, capital loss, or deficit in earnings and profits of the Company during the period it was an Australian corporation to the extent such net operating loss, capital loss, or deficit in earnings in profits was not effectively connected with a US trade or business (or was not attributable to a US permanent establishment under an applicable income tax treaty).

The majority of the Company’s tax losses
have been generated in the US. These losses will be retained by New pSivida. However, as at 30 June 2007 the Company had approximately $0.8 million in revenue tax losses relating to the Australian entity and $0.6 million in capital losses relating to the Australian entity which will be foregone. Having regard to the total net assets of the Company, we do not consider the loss of the benefit of the Australian tax losses to be material.

Following the Scheme, New pSivida will be subject to the general principles of US federal income taxation. A US corporation is taxed on its worldwide income as determined under US tax accounting principles. Therefore, a US corporation potentially is subject to double-taxation on income earned outside the United States. Double taxation may be mitigated to the extent the US corporation qualifies for a credit for non-US income taxes paid or accrued or qualifies for certain relief under an applicable income tax treaty.

The earnings of
foreign corporations owned by US shareholders generally are not subject to US federal income tax until such earnings are distributed to US shareholders as dividends or other gains constituting currently taxable income. This generally results in the deferral of US income tax on such earnings. However, the US imposes current tax on US shareholders of foreign corporations under complex anti-deferral regimes as disclosed in Section 9.2 (c) of the Information Memorandum.

The United States has a very complex federal tax regime governing a US parent corporation that owns us and foreign subsidiaries and interests in other foreign corporations. As a result of this regime, the global group headed by New pSivida may be subject to a higher overall tax burden after the reincorporation.

Conclusion

Having regard to the above factors, and having consulted with the independent legal counsel DLA Phillips Fox, it is our view that, there are some issues which, post the Scheme, will be less favourable than if the Company remained in the Australian company environment, including the differences in shareholder protection in the US compared to Australia.

However, it is our view that on balance, the advantages of the Scheme outweigh its disadvantages for all shareholders of the Company. In our opinion, after consideration of all the issues, including those set out above in this section, the Scheme is reasonable to the current shareholders of the Company.

pSivida Limited

5.4
Impact on Creditors and Optionholders

All of
assets and liabilities of the Company will be transferred by order of the Court to New pSivida, so that the liabilities are transferred to and become the liabilities of New pSivida.

Furthermore, as stated previously, the business of New pSivida will be conducted largely in the same manner as the business is currently conducted and the financial position of the Company will not be materially altered as a result of the implementation of the Scheme.

Whereas the Australian
and US regulatory environments do differ, we are of the opinion that on balance they do not materially disadvantage existing creditors.

Accordingly we do not believe that the Scheme will have an adverse impact on the creditors of the Company.

Having regard to the
above we are also of the opinion that the relative interests of the shareholders of the Company are unlikely to be materially different following the implementation of the Scheme. Accordingly we have concluded that the Scheme is fair to shareholders.

Under the Scheme, the options will become options to acquire New pSivida shares or CDIs, and will be equitably adjusted in light of the restructure’s share exchange ratio. Options will have substantially the same terms as they had prior to the restructure, except that the number of New pSivida shares and CDIs for which the options will be exercisable and the exercise price of the options will reflect the restructure’s 1 to 40 share exchange ratio.

Having regard to the above we are of the
opinion that the relative interests of the optionholders of the Company are unlikely to be materially different following the implementation of the Scheme.

5.5
Conclusion

In Pitcher Partners Corporate opinion
the Scheme:

•

is Fair; and

•

is also Reasonable.

Consequently we
consider the Scheme to be in the best interests of the shareholders.

pSivida Limited

APPENDIX 1: GLOSSARY OF TERMS

ADS

American Depositary Share

ADS Program

Program under which ADSs are issued

AIFRS

Australian equivalent of International Financial Reporting Standards

ASIC

Australian Securities & Investment Commission

ASX

ASX Limited

AUD

Australian Dollar

Board

Board of Directors of the Company

CDI

CHESS Depositary Interest

CHESS

Clearing house electronic sub-register system

Company

pSivida Limited

Delaware

State of Delaware, United States of America

Implementation Date

The first business day following the Record Date

Nasdaq

The Nasdaq Stock Market

Option

Option or warrant for a share

Optionholder

Person who is registered in the option register of the Company

Reconstruction

The reorganisation which is to be effected on the Implementation Date

Record Date

The fifth business day following the date on which the Scheme becomes effective

RG111

Regulatory Guide 111 - Content of Expert Reports

RG74

Regulatory Guide 74 - Acquisitions Agreed to by Shareholders

RG75

Regulatory Guide 75 - Independent Experts Reports

Scheme

The proposed scheme of arrangement under part 5.1 of the Corporations Act

Share

A fully paid share in the Company

Shareholder

Each person registered in the Share Register of the Company as the holder of shares

US

United States of America

USD

United States Dollars

pSivida Limited

[LOGO] PITCHER PARTNERS

APPENDIX 2: SOURCES OF INFORMATION

In preparing this report we have had regard to the following sources of information:

•

Annual Reports of the Company;

•

The Scheme Booklet;

•

The United States Securities and Exchange Commission Form 20-F prepared by the Company;

•

Management Reports;

•

Brief history of pSivida;

•

Computershare—Holders By Location report;

•

Computershare—Top Holders Daily Group report;

•

Registered shareholder list;

•

List of ADS holders;

•

Optionholder list;

•

Independent legal advice obtained from DLA Phillips Fox;

•

pSivida marketing documents;

•

pSivida corporate structure;

•

pSivida technical and production information;

•

Correspondence in respect to restructure;

•

Announcements on the ASX;

•

pSivida website;

•

Bloomberg; and

•

Generally available information.

In
addition, we have relied upon information and representations of both an operative and financial nature provided to us by the Directors of pSivida through responses to questions both written and oral.

pSivida Limited

[LOGO] PITCHER PARTNERS

APPENDIX 3: DISCLAIMER

The report has been prepared at the request of the Directors of pSivida and is to be incorporated in the Scheme Booklet to be given to shareholders for approval of the Scheme. Accordingly, it has been prepared only for the benefit of the Directors and those persons entitled to receive the Scheme Booklet in their assessment of the Scheme as outlined in the report and should not be used for any other purpose.

The report represents solely the expression by Pitcher Partners Corporate of its opinion as to whether the Scheme is in the best interests of the shareholders. Pitcher Partners Corporate consents to this report being incorporated in the Scheme Booklet.

Statements and opinions contained in this report are given in good faith but, in the preparation of this report, Pitcher Partners Corporate has relied upon the information provided by the Directors and Senior
Management of pSivida. Pitcher Partners Corporate does not imply, nor should it be construed, that it has carried out any form of audit or verification on the information and records supplied to us other than as required in accordance with RG111.74 to RG111.78. Drafts of our report were issued to the Directors of pSivida for confirmation of factual accuracy.

Furthermore, recognising that Pitcher
Partners Corporate may rely on information provided by pSivida and its respective officers and/or associates, pSivida has agreed to make no claim by it or its officers and/or associates against Pitcher Partners Corporate to recover any loss or damage which pSivida, or its associates may suffer as a result of that reliance and also has agreed to indemnify Pitcher Partners Corporate against any claim arising out of this engagement, except where the claim has arisen as a result of any proven wilful misconduct or negligence by Pitcher Partners Corporate.

In arriving at its opinion Pitcher Partners Corporate has relied on legal advice from Mr
Steven Casper of DLA Phillips Fox. DLA Phillips Fox has provided consent to be named in this report.

Pitcher Partners Corporate Pty Ltd is the wholly
owned licensed corporate advisory entity of Pitcher Partners, Chartered Accountants. Pitcher Partners is a chartered accounting firm providing a full range of accounting and advisory services.

The Directors of Pitcher Partners Corporate involved in the preparation of this report were Piera Murone and Matthew Pringle. Each person is a representative of Pitcher
Partners Corporate and has many years experience in the provision of corporate financial advice, including specific advice on valuations, mergers and acquisitions, as well as the preparation of expert reports and advice relating to redomiciling to another country.

Neither Pitcher Partners Corporate Pty Ltd, Pitcher Partners, nor any partner or executive or employee thereof has any financial interest in the outcome of the Scheme.

Pitcher Partners Corporate is to receive a fee relating to the preparation of this report of $25,000 plus GST based on time spent at normal professional rates.

pSivida Limited

[LOGO] PITCHER PARTNERS

APPENDIX 4: FINANCIAL SERVICES GUIDE

  Pitcher Partners Corporate Pty Ltd   ABN: 28 082 323 868   AFSL: 229841       Level 19   15 William Street   MELBOURNE VIC 3000   Tel: +61 (0) 3 8610 5000

Financial Services Guide

What is a Financial Services
Guide?

This Financial Services Guide (“FSG”) is an important document the purpose of which is to assist you in deciding whether to use any of the general financial product advice provided by Pitcher Partners Corporate Pty Ltd. The use of “we”, “us” or “our” is a reference to Pitcher Partners Corporate Pty Ltd as the holder of Australian
Financial Services Licence ( “AFSL”) No. 229841. The contents of this FSG include:

•

who we are and how we can be contacted

•

what services we are authorised to provide under our AFSL

•

how we (and any other relevant parties) are remunerated in relation to any general financial product advice we may provide.

•

details of any potential conflicts of interest

•

details of our internal and external dispute resolution systems and how you can access them.

Information about us

We have been engaged by pSivida
Limited to give general financial product advice in the form of a report to be provided to you in connection with a financial product to be issued by another party. You are not the party or parties who engaged us to prepare this report. We are not acting for any person other than the party or parties who engaged us. We are required to give you an FSG by law because our report is being provided to you. We are only responsible for the financial product advice provided in our report and for the contents of this FSG. You may contact us by writing to GPO Box 5193, MELBOURNE VIC 3001, or by telephone on +61 (0) 3 8610 5000.

Pitcher Partners Corporate Pty Ltd is ultimately owned by the Victorian partnership of Pitcher

Partners, a provider of audit and assurance, accounting, tax, corporate advisory, insolvency, superannuation, investment advisory and consulting services.
Directors of Pitcher Partners Corporate Pty Ltd are partners of Pitcher Partners.

The Victorian partnership of Pitcher Partners is an
independent partnership of Pitcher Partners. As such, neither it nor any of the other independent partnerships has any liability for each other’s acts or omissions. Each of the member firms is a separate and independent legal entity operating under the name “Pitcher Partners”, or other related names.

The financial product advice in our report is provided by Pitcher
Partners Corporate Pty Ltd and not by the Victorian partnership of Pitcher Partners or its related entities.

We do not have any formal
associations or relationships with any entities that are issuers of financial products. However, we and the Victorian partnership of Pitcher Partners (and its related bodies corporate) may from time to time provide professional services to financial product issuers in the ordinary course of business.

What financial services are we licensed to provide?

The AFSL we hold authorises us to provide the following financial services to both retail and wholesale clients:

•

to provide general financial product advice only in respect of securities, derivatives, debentures, stocks or bonds issued or proposed to be issued by a government and interests in managed investment schemes including investor directed portfolio services and deposit and payment products limited to basic deposit products and deposit products other than basic deposit products.

Information about the general financial product advice we provide

The financial product advice provided in our report is known as “general advice” because it does not take into account your personal objectives, financial situation or needs. You should consider whether the general advice contained in our report is appropriate for you, having regard to your own personal objectives, financial situation or needs.

If our advice is being provided to you in connection with the acquisition or potential acquisition of a financial product issued by another party, we recommend you obtain and read carefully the relevant Product Disclosure Statement
(“PDS”) or offer document provided by the issuer of the financial product. The purpose of the PDS or offer document is to help you make an informed decision about the acquisition of a financial product. The contents of the PDS or offer document will include details such as the risks, benefits and costs of acquiring the particular financial product.

How are we and our employees
remunerated?

Our fees are usually determined on an hourly basis; however they may be a fixed amount or derived using another basis. We may also seek reimbursement of any out-of pocket expenses incurred in providing the services.

Fee arrangements are agreed with the party
or parties who actually engage us and we confirm our remuneration in a written letter of engagement to the party or parties who actually engage us.

Neither Pitcher Partners Corporate Pty Ltd nor its directors and officers, nor any related bodies corporate or associates and their directors and officers, receives any commissions or other benefits, except for the fees for services rendered to the party or parties who actually engage us. Our fees for such services are based on time spent at our professional hourly rates.

All of our employees receive a salary with partners also having an equity interest in the partnership. We do not receive any commissions or other benefits arising directly from services provided to you. The remuneration paid to our directors reflects their individual contribution to the company and covers all aspects of performance.

We do not pay commissions or provide other benefits to other parties for referring prospective clients to us.

What should you do if you have a complaint?

If you
have any concerns regarding our report, you may wish to advise us. Our internal complaint handling process is designed to respond to your concerns promptly and equitably. Please address your complaint in writing to:

The Managing Partner

Pitcher Partners

GPO Box 5193

MELBOURNE VIC
3001

If you are not satisfied with the steps we have taken to resolve your complaint, you may contact the Financial Industry Complaints
Service (“FICS”). FICS provides free advice and assistance to consumers to help them resolve complaints relating to members of the financial services industry. Complaints may be submitted to FICS at:

Financial Industry Complaints Service

GPO
Box 579

Collins Street West

MELBOURNE VIC 8007

Telephone: 1300 780 808

Fax: +61 3 9621 2291

Internet: http://fics.asn.au

The Australian Securities and Investments Commission (“ASIC”) regulates Australian companies, financial markets, financial services organisations and professionals who deal and advise in investments, superannuation, insurance, deposit taking and credit. Their website contains information on lodging complaints about companies and individual persons and sets out the types of complaints handled by ASIC. You may contact ASIC as follows:

Info line: 1 300 300 630

Email: info@asic.gov.au

Internet:
http://www.asic.gov.au/asic/asic.nsf

New pSivida, Inc.

2008 INCENTIVE PLAN

1.
DEFINED TERMS

Exhibit A, which is incorporated by
reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2.
PURPOSE

The Plan has been established to advance
the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards.

3.
ADMINISTRATION

The Administrator has discretionary
authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4.
LIMITS ON AWARDS UNDER THE PLAN

(a) Number of Shares. A maximum of 1,750,000 shares of Stock may be delivered in satisfaction of Awards under the Plan. Up to the maximum number of shares of Stock available to be delivered under the Plan may be delivered upon the exercise or other satisfaction of ISOs. The number of shares of Stock delivered in satisfaction of Awards shall, for purposes of the preceding sentences, be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award. The limits set forth in this Section 4(a) shall be construed to comply with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired or reorganized company that are converted, replaced, or adjusted in connection with the acquisition or reorganization shall not reduce the number of shares available for Awards under the Plan.

(b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. No fractional shares of Stock will be delivered under the Plan.

(c) Section 162(m) Limits. The maximum number of shares of Stock subject to Awards granted to any person in any calendar year will be 1,062,500 shares. The maximum amount payable to any person in any calendar year under Cash Awards will be $1,000,000. The foregoing provisions will be construed in a manner consistent with Section 162(m).

5.
ELIGIBILITY AND PARTICIPATION

The Administrator
will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates; provided, that, subject to such express exceptions, if any, as the Administrator may establish, eligibility shall be further limited to those persons as to whom the use of a Form S-8 registration statement is permissible. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code.

6.
RULES APPLICABLE TO AWARDS

(a) All
Awards

(1) Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired or reorganized company that are converted, replaced or adjusted in connection with the acquisition or reorganization may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(2) Term of Plan. No Awards may be made after March 30, 2018, but previously granted Awards may continue beyond that date in accordance with their terms.

(3) Transferability. Neither
ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution, and during a
Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards requiring exercise) may be exercised only by the Participant. The
Administrator may permit Awards other than ISOs to be transferred by gift, subject to such limitations as the Administrator may impose.

(4) Vesting, Etc. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, however, the following rules will apply:

(A) immediately upon the cessation of the Participant’s Employment, each Award requiring exercise that is then held by the Participant or by the Participant’s permitted transferees, if any, will, except as otherwise provided in (B) or (C) below, cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited;

(B) subject to (C) and (D) below, all Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s
Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate;

(C) all Stock Options and SARs held by a Participant or the
Participant’s permitted transferees, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the
Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate; and

(D) all Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation if the Administrator in its sole discretion determines that such cessation of Employment has resulted for reasons which cast such discredit on the
Participant as to justify immediate termination of the Award.

(5) Taxes. The delivery or vesting of cash or Stock
under an Award shall be conditioned on full satisfaction by the Participant of all applicable tax withholding requirements. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

(6) Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award. Any entitlement to dividend equivalents or similar entitlements shall be established and administered consistent either with exemption from, or compliance with, the requirements of
Section 409A.

(7) Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder (including, but not limited to, the right to participate in a pro rata offer by the Company to holders of shares of Stock) except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

(8) Section 162(m). This Section 6(a)(8) applies to any
Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(8) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(8)
applies may be granted after the first meeting of the stockholders of the Company held in 2013 until the listed performance measures set forth in the definition of “Performance Criteria” (as originally approved or as subsequently amended)
have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

(9) Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the
Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the
Plan shall be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

(10) Section 409A. Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements.

(11) Certain Requirements of Corporate Law. Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

(b) Awards Requiring Exercise

(1) Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

(2) Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. No such Award, once granted, may be repriced without stockholder approval. Fair market value shall be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

(3) Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator and if legally permissible, (i) through the delivery of previously acquired unrestricted shares of Stock (subject to such minimum holding period and other requirements, if any, as the Administrator may impose) that have a fair market value equal to the exercise price, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

(4) Maximum
Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant.

7.
EFFECT OF CERTAIN TRANSACTIONS

(a)
Mergers, etc. Except as otherwise provided in an Award, the following provisions shall apply in the event of a Covered Transaction:

(1) Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the
Administrator may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

(2) Cash-Out of Awards. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment
(whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator in its reasonable discretion) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award or portion thereof providing for “nonqualified deferred compensation” subject to Section 409A in a manner that would constitute an extension or acceleration of, or other change in, payment terms if such change would be inconsistent with the applicable requirements of Section 409A.

(3) Acceleration of Certain Awards. If an Award will not be assumed, substituted for or cashed out in connection with a Covered Transaction (whether or not there is an acquiring or surviving entity), such Award will become fully exercisable, and the delivery of any shares of Stock remaining deliverable under each outstanding
Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as are necessary to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, replicate the prior terms of the Award.

(4) Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock; and (iii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below).

(5) Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or
Section 7(a)(3) above with respect to an Award may, in the discretion of the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.

(b) Changes in and Distributions With Respect to Stock

(1) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to
Awards and any other provision of Awards affected by such change.

(2) Certain Other Adjustments. The Administrator
may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and for the performance-based compensation rules of Section 162(m), where applicable.

(3) Continuing Application of Plan
Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8.
LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company
will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the
Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

9.
AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award to comply with applicable law or the applicable rules of any securities exchange or for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

10.
OTHER COMPENSATION ARRANGEMENTS

The existence of
the Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.

11.
MISCELLANEOUS

(a) Waiver of Jury
Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an
Award under the Plan, each Participant certifies that

no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

(b) Limitation of Liability. Notwithstanding anything to
the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any
Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of
Section 4999 of the Code; provided, that nothing in this Section 11(b) shall limit the ability of the Administrator or the Company to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such tax or additional tax.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Remuneration Committee, except that the Remuneration
Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by
Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and
Section 414(c) of the Code.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Cash Award”: An Award denominated in cash.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Company”: New pSivida, Inc.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a
Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the
Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of Employment, separation from service, retirement or similar or correlative terms shall be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single
“service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under section 409A of the Code, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election shall be deemed part of the Plan.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria. The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; total shareholder return; cash flow; operating income; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; employee turnover and/or other human resources activities; acquisitions and divestitures (in whole or in part); collaborations, joint ventures and strategic alliances; spin-offs, split-ups and the like; in-licensing and/or out-licensing; patents; product development; product market share; progress on the Company’s product pipeline; research productivity; movement of programs from research to development; cost reductions or savings; government relations; litigation; management and board of directors composition; leadership development and/or talent management; sales of assets and/or subsidiaries; information services; clinical trials; manufacturing; manufacturing capacity; production; inventory; site development; plant, building or facility development; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The New pSivida, Inc. 2008 Incentive Plan as from time to time amended and in effect.

“Remuneration Committee”: The Remuneration Committee of the Board.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is,
or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the
Code.

“Section 422”: Section 422 of the Code.

“Section 162(m)”: Section 162(m) of the Code.

“Stock”: Common Stock of the Company, par value $0.001 per share.

“Stock
Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock
Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

Voting directions to your proxy - please mark ☒ to indicate your directions

For

Against

Abstain
*

Item 1

Approval of the Scheme

“That pursuant to and in
accordance with sections 411 and 413 of the Corporations Act, the Scheme, the terms of which are contained in and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) is approved (with or without modification as approved by the Federal Court of Australia).”

☐

☐

☐

In addition to the intention advised above, the Chairman of the Meeting intends to vote undirected proxies in favour of each of the other items of business.

*
If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.

PLEASE SIGN HERE

This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1

Securityholder 2

Securityholder 3

  Individual/Sole Director and   Sole Company
Secretary

Director

Director/Company Secretary

In addition to signing the Proxy form in the above box(es) please provide the information below in case we need to contact you.

/ /

Contact Name

Contact Daytime Telephone

Date

How to complete this Proxy Form

1
Your Address

This is your address as it appears on
the company’s share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an ‘x’)
should advise your broker of any changes. Please note, you cannot change ownership of your securities using this form.

2
Appointment of a Proxy

If you wish to appoint the
Chairman of the Meeting as your proxy, mark the box. If the individual or body corporate you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the full name of that individual or body corporate in the space provided. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company. Do not write the name of the issuer company or the registered securityholder in the space.

If you appoint the Chairman of the Meeting as your proxy, or the Chairman of the Meeting becomes your proxy under either of the two scenarios explained immediately above, and you do not provide instructions on how to vote for the item on this Proxy Form, then the Chairman will vote in favour of the item.

3
Votes on Items of Business

You may direct your
proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4
Appointment of a Second Proxy

You are entitled to
appoint up to two proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company’s share registry or you may copy this form.

To appoint a second proxy you must:

(a)
indicate that you wish to appoint a second proxy by marking the box.

(b)
on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

(c)
return both forms together in the same envelope.

5
Signing Instructions

You must sign this form as
follows in the spaces provided:

Individual:

where the holding is in one name, the holder must sign.

Joint Holding:

where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney:

to sign under Power of Attorney, you must have already lodged this document with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies:

where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001)
does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

If a representative of a corporate Securityholder or proxy is to attend the meeting the appropriate “Certificate of Appointment of Corporate Representative” should be produced prior to admission. A form of the certificate may be obtained from the company’s share registry or at www.computershare.com.

Lodgement of a Proxy

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below no later than 1.00 pm (AEST) on 4 June
2008. Any Proxy Form received after that time will not be valid for the scheduled meeting.

Documents may be lodged:

IN PERSON

Share Registry - Computershare Investor Services Pty Limited, Level 2, 45 St Georges Terrace, Perth WA 6000 Australia

BY MAIL

Share Registry - Computershare Investor Services Pty Limited, GPO Box 242, Melbourne VIC 3001 Australia

BY FAX

61 8 9323 2033

Proxy Form

      This proxy is solicited on behalf of
the Board of Directors

Mark this box with an ‘X’ if you have made any changes to your address details (see reverse)

☐

All correspondence to:

Computershare Investor Services Pty Limited

GPO Box 242 Melbourne

Victoria 3001 Australia

Enquiries (within Australia) 1300 557 010

(outside Australia) 61 3 9415 4000

Facsimile 61 8 9323 2033 www.computershare.com

  000001

   000   SAM   MR JOHN SMITH 1   FLAT 123   123 SAMPLE STREET   THE SAMPLE HILL   SAMPLE
ESTATE SAMPLEVILLE VIC 3030

          Securityholder Reference Number (SRN)

Appointment of Proxy

I 1234567890 IND

 I/We being a member/s of pSivida Limited and entitled to attend and vote hereby appoint

If you are not appointing the Chairman of the Meeting as your proxy please write here the full name of the individual or body corporate (excluding the registered Securityholder) you are appointing as your proxy.

-------

☐

  the Chairman of the   Meeting (mark with
an ‘X’)

OR

or failing the individual or body corporate named, or if no individual or body corporate is named, the Chairman of the Meeting, as my/our proxy to act generally at the meeting on my/our behalf and to vote in accordance with the following directions (or if no directions have been given, as the proxy sees fit) at the Extraordinary General Meeting of pSivida Limited to be held at Stamford Plaza
Melbourne, Edinburgh Room, Level 1 West Tower 111 Little Collins Street Melbourne Victoria on 6 June 2008 at 1.30 pm (AEST), or as soon after that time as the preceding Scheme Meeting concludes or is adjourned, and at any adjournment of that meeting.

Voting directions to your proxy - please mark ☒ to indicate your directions

For

Against

Abstain*

Item 1

Adoption of ESOP

“That, the new pSivida ESOP, the terms of which are contained in, and more particularly described in the Information Memorandum (which accompanies the notice convening this meeting) and in the form submitted to the EGM, and, for the purpose of identification, signed by the Chairman of the EGM, is approved.”

☐

☐

☐

In addition to the intention advised above, the Chairman of the Meeting intends to vote undirected proxies in favour of each of the other items of business.

* If you mark the Abstain box for a particular item, you
are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.

--------

Appointing a second Proxy

I/We wish
to appoint a second proxy

☐

Mark with an ‘X’ if you wish to appoint a second proxy.

AND

☐%

OR

State the percentage of your voting rights or the number of securities for this Proxy Form.

PLEASE SIGN HERE

This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1

Securityholder 2

Securityholder 3

Individual/Sole Director and Sole Company Secretary

Director

Director/Company Secretary

In addition to signing the Proxy form in the above box(es) please provide the information below in case we need to contact you.

/ /

Contact Name

Contact Daytime Telephone

Date

How to complete this Proxy Form

1
Your Address

This is your address as it appears on
the company’s share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an ‘x’)
should advise your broker of any changes. Please note, you cannot change ownership of your securities using this form.

2
Appointment of a Proxy

If you wish to appoint the
Chairman of the Meeting as your proxy, mark the box. If the individual or body corporate you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the full name of that individual or body corporate in the space provided. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company. Do not write the name of the issuer company or the registered securityholder in the space.

If you appoint the Chairman of the Meeting as your proxy, or the Chairman of the Meeting becomes your proxy under either of the two scenarios explained immediately above, and you do not provide instructions on how to vote for the item on this Proxy Form, then the Chairman will vote in favour of the item.

3
Votes on Items of Business

You may direct your
proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

4
Appointment of a Second Proxy

You are entitled to
appoint up to two proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company’s share registry or you may copy this form.

To appoint a second proxy you must:

(a)
indicate that you wish to appoint a second proxy by marking the box.

(b)
on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

(c)
return both forms together in the same envelope.

5
Signing Instructions

You must sign this form as
follows in the spaces provided:

Individual:

where the holding is in one name, the holder must sign.

Joint Holding:

where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney:

to sign under Power of Attorney, you must have already lodged this document with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies:

where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001)
does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

If a representative of a corporate Securityholder or proxy is to attend the meeting the appropriate “Certificate of Appointment of Corporate Representative” should be produced prior to admission. A form of the certificate may be obtained from the company’s share registry or at www.computershare.com.

Lodgement of a Proxy

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below no later than 1.30 pm (AEST) on 4 June 2008. Any Proxy Form received after that time will not be valid for the scheduled meeting.

Documents
may be lodged:

IN PERSON

Share Registry - Computershare Investor Services Pty Limited, Level 2, 45 St Georges Terrace, Perth WA 6000 Australia

BY MAIL

Share Registry - Computershare Investor Services Pty Limited, GPO Box 242, Melbourne VIC 3001 Australia

BY FAX

61 8 9323 2033